UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SCANA CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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SCANA Corporation 2016 Proxy Materials

Chairman’s Letter and 2015 Highlights  ●  Notice of Annual Meeting  ●  Proxy Statement for Annual Meeting Annual Financial Statements  ●  Management’s Discussion and Analysis  ●  Related Annual Report Information

March 28, 2016

Dear Shareholders:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Daylight Time, on Thursday, April 28, 2016. The meeting will be held at Leaside, 100 East Exchange Place, Columbia, South Carolina 29209. Directions are on the back of the admission ticket and on page 70 of this Proxy Statement. An admission ticket is required and is enclosed as part of your proxy card if you were a shareholder of record on the record date, March 1, 2016. If you hold your shares through a broker or other nominee, you must provide proof of ownership on the record date in order to attend the meeting.

At our 2016 Annual Meeting of Shareholders I will provide a brief report on SCANA’s 2015 business results. I welcome the opportunity to discuss some of our accomplishments for 2015, as well as some of our challenges for 2016 and beyond. I hope you will be able to join us at our Annual Meeting, but for those of you who will be unable to attend, I would like to highlight some of our most significant accomplishments over the last year, which include:

•	We raised our quarterly cash dividend on the Company’s common stock to 57 1/2 cents per share, from 54 1/2 cents per share, an increase of 5.5%.

•

Despite unprecedented weather extremes for our facilities, customers, employees and communities, with a rare winter snow and ice storm in early 2015 and historic flooding this past fall, we continued to demonstrate operational excellence with safe and reliable operations for our customers. We were recognized by the Governor of our State for our support of government, law enforcement, and community efforts to provide assistance. One of our corporate values is to serve our community, and I am proud of the assistance we provided in the form of equipment, personnel and expertise. Our employees have a long history of demonstrating a giving spirit, but this year, that giving spirit was demonstrated well beyond our corporate charitable endeavors with many individual employees taking advantage of opportunities to serve our community.

•	We exceeded our 2015 total shareholder return target by ranking in the top 25% of our peer group of utilities and, despite challenges throughout the year, our financial performance remained positive.

•

During a very challenging 2015, we continued to move forward and make substantial progress on initiatives important to our company such as our new nuclear construction project and our recent initiative to offer renewable energy to our customers.

•	We completed the sale of two of our subsidiaries in early 2015 for a combined sales price of $650 million.

Our 2016 Proxy Statement includes a Board proposal for the declassification of our Board of Directors. Our Board is committed to strong corporate governance practices. In considering the prior shareholder proposals we have received, as well as the support of institutional investor groups for the annual election of directors, the Board has decided to once again propose an amendment to our Articles of Incorporation to declassify our Board of Directors and to submit it to our shareholders.

Enclosed are the Notice of Annual Meeting identifying the five proposals that will be presented at the meeting, and SCANA’s Proxy Statement and form of proxy for the meeting. We are including SCANA’s annual consolidated financial statements, management’s discussion and analysis of financial condition and results of operations and related annual report information as an appendix to the Proxy Statement.

Your vote is important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Please vote today either by telephone or Internet, or by signing, dating and mailing your proxy card or broker’s or other nominee’s voting instruction form in the envelope enclosed. Telephone and Internet voting permits you to vote at your convenience, 24 hours a day, seven days a week. Detailed voting instructions are included on the back of your proxy card or broker’s or other nominee’s voting instruction form.

Sincerely,

Kevin B. Marsh

Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

Meeting Date:	Thursday, April 28, 2016

Meeting Time:	9:00 a.m., Eastern Daylight Time

Meeting Place:	Leaside 100 East Exchange Place Columbia, South Carolina 29209

Meeting Record Date:	March 1, 2016

Meeting Agenda:

1)   Election of four Class II Directors

2)   Approval of the appointment of the independent registered public accounting firm

3)   Approval of an amendment to and restatement of the Director Compensation and Deferral Plan to implement annual limits on the total number of shares that may be issued to any individual participant each year

4)   Approval of an amendment to and restatement of the Director Compensation and Deferral Plan to increase the number of shares that may be reserved for issuance under the Plan

5)   Approval of Board-proposed amendments to Article 8 of our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors

Shareholder List

Upon written request by a shareholder, a list of shareholders entitled to vote at the meeting will be available for inspection at SCANA’s Corporate Headquarters, 100 SCANA Parkway, Cayce, South Carolina 29033, during business hours from March 18, 2016 through the date of the meeting.

Admission to the Meeting

An admission ticket or proof of share ownership as of the record date is required. If you plan to use the admission ticket, please remember to detach the admission ticket from your proxy card before mailing your proxy card. If you hold your shares through a broker or other nominee, you must provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or other nominee or a brokerage statement showing your share ownership as of March 1, 2016. Audio or visual recording, and related equipment, is strictly prohibited without SCANA’s prior written approval.

Meeting Attendance

If you vote by mail and plan to attend the meeting, please indicate your intention to do so on your proxy card. If you vote by telephone or Internet, please follow the instructions to indicate that you plan to attend the 2016 Annual Meeting. If you require handicap assistance to attend the meeting, please contact the Office of the Corporate Secretary, at 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or call 803-217-7568 no later than Thursday, April 21, 2016.

By Order of the Board of Directors,

Gina Champion

Corporate Secretary

Deputy General Counsel

Page
CHAIRMAN’S LETTER AND 2015 HIGHLIGHTS

NOTICE OF ANNUAL MEETING

PROXY STATEMENT

PROXY STATEMENT SUMMARY	1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	4

QUESTIONS AND ANSWERS ABOUT EXECUTIVE COMPENSATION	8

INFORMATION ABOUT EXPERIENCE AND QUALIFICATION OF DIRECTORS AND NOMINEES	9

PROPOSAL 1 — ELECTION OF DIRECTORS	10

NOMINEES FOR DIRECTORS	11

CONTINUING DIRECTORS	13

BOARD MEETINGS — COMMITTEES OF THE BOARD	17

GOVERNANCE INFORMATION	20

RELATED PARTY TRANSACTIONS	25

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26

EXECUTIVE COMPENSATION	28

Compensation Committee Processes and Procedures	28

Compensation Committee Interlocks and Insider Participation	28

Compensation Risk Assessment	28

Compensation Discussion and Analysis	29

Compensation Committee Report	43

Summary Compensation Table	44

2015 Grants of Plan-Based Awards	45

Outstanding Equity Awards at 2015 Fiscal Year-End	46

2015 Option Exercises and Stock Vested	47

Pension Benefits	48

2015 Nonqualified Deferred Compensation	49

Potential Payments Upon Termination or Change in Control	51

DIRECTOR COMPENSATION	58

2015 Director Compensation Table	61

AUDIT COMMITTEE REPORT	62

PROPOSAL 2 — APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63

PROPOSALS 3 AND 4 — APPROVAL OF AMENDMENTS TO THE DIRECTOR COMPENSATION AND DEFERRAL PLAN	64

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE DIRECTOR COMPENSATION AND DEFERRAL PLAN TO IMPLEMENT ANNUAL LIMITS ON THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED TO ANY INDIVIDUAL PARTICIPANT EACH YEAR	66

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE DIRECTOR COMPENSATION AND DEFERRAL PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE RESERVED FOR ISSUANCE UNDER THE PLAN	66

PROPOSAL 5 — APPROVAL OF BOARD-PROPOSED AMENDMENTS TO ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS	67

OTHER INFORMATION	69

Exhibit A – The Amended and Restated Director Compensation and Deferral Plan

FINANCIAL APPENDIX

Index to Annual Financial Statements, Management’s Discussion and Analysis and Related Annual Report Information

SCANA Corporation

100 SCANA Parkway

Cayce, South Carolina 29033

PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information discussed in more detail elsewhere in this proxy statement, and does not include all the information you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting. Page references are provided to help you locate the information in this proxy statement. These proxy materials are first being mailed to shareholders on or about March 28, 2016.

Annual Meeting of Shareholders

Date and Time:	Thursday, April 28, 2016, 9:00 a.m. Eastern Daylight Time
Place:	Leaside, 100 East Exchange Place, Columbia, South Carolina 29209
Record Date:	You can vote if you were a shareholder of record on March 1, 2016.
Admission:	You will need an admission ticket or proof of share ownership on the record date, March 1, 2016, to attend the meeting.

Matters to be Voted on and Board Recommendations

Proposal 1—Election of the following four Class II Directors, each to serve a three year term (except Mr. Micali, whose term will expire at the 2017 Annual Meeting as a result of his reaching our mandatory retirement age) (page 10):

• Gregory E. Aliff • Sharon A. Decker	• Kevin B. Marsh • James M. Micali

Proposal 2—Approval of the appointment of the independent registered public accounting firm (page 63)

Proposal 3—Approval of an amendment to and restatement of the Director Compensation and Deferral Plan to implement annual limits on the total number of shares that may be issued to any individual participant each year (page 66)

Proposal 4—Approval of an amendment to and restatement of the Director Compensation and Deferral Plan to increase the number of shares that may be reserved for issuance under the Plan (page 66)

Proposal 5—Approval of Board-proposed amendments to our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors (page 67)

The Board of Directors recommends a vote FOR all of the director nominees and FOR Proposals 2, 3, 4 and 5.

How to Cast Your Vote

You can vote by any of the following methods:

By Internet See your proxy card for voting instructions	By Telephone See your proxy card for voting instructions	By Mail Mark the enclosed proxy card, sign, date and mail it in the enclosed postage-paid envelope (remember to detach and save your admission ticket before mailing the proxy card)

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Your Vote is Important

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible.

Nominees For Directors

Name	Age	Director Since	Professional Background	Independent	Committee Memberships
Gregory E. Aliff	62	2015	Certified Public Accountant and Retired Partner, Deloitte & Touche LLP	YES	Audit
Sharon A. Decker	59	2015	Chief Operating Officer for Tryon Equestrian Partners Carolinas Operations	YES	*
Kevin B. Marsh	60	2011	Chairman, Chief Executive Officer, President and Chief Operating Officer, SCANA Corporation	NO	Executive (Chair)
James M. Micali	68	2007	Member and Limited Partner, Azalea Fund III and Fund IV of Azalea Capital LLC	YES	Nominating and Governance (Chair), Audit, Compensation, Executive

*	Mrs. Decker will be appointed to Committees at the Board’s April Meeting.

Business Highlights

As mentioned in our Chairman’s letter, some of our business highlights are as follow:

•	We raised our quarterly cash dividend on the Company’s common stock to 57 1/2 cents per share, from 54 1/2 cents per share, an increase of 5.5%.

•

Despite unprecedented weather extremes for our facilities, customers, employees and communities, with a rare winter snow and ice storm in early 2015 and historic flooding this past fall, we continued to demonstrate operational excellence with safe and reliable operations for our customers. We were recognized by the Governor of our State for our support of government, law enforcement, and community efforts to provide assistance. One of our corporate values is to serve our community, and we are proud of the assistance we provided in the form of equipment, personnel and expertise. Our employees have a long history of demonstrating a giving spirit, but this year, that giving spirit was demonstrated well beyond our corporate charitable endeavors with many individual employees taking advantage of opportunities to serve our community.

•	We exceeded our 2015 total shareholder return target by ranking in the top 25% of our peer group of utilities and, despite challenges throughout the year, our financial performance remained positive.

•

During a very challenging 2015, we continued to move forward and make substantial progress on initiatives important to our company such as our new nuclear construction project and our recent initiative to offer renewable energy to our customers.

•	We completed the sale of two of our subsidiaries in early 2015 for a combined sales price of $650 million.

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Governance Highlights

We are committed to high standards of corporate governance and our Governance Principles are intended to promote the long-term success of our Company. Some highlights of our corporate governance practices are listed below.

Number of Independent Directors	11 of 12
Audit, Nominating and Governance and Compensation Committees Comprised Entirely of Independent Directors	YES
Lead Independent Director	YES
Resignation Requirement if Director in Uncontested Election Fails to Receive a Majority of Votes Cast	YES
Annual Board and Committee Self-Evaluations	YES
Stock Ownership Guidelines for Directors and Executive Officers	YES
Policy Prohibiting Hedging, Margining and Pledging of Company Stock by Directors, Executive Officers, Employees and Related Persons	YES

2015 Changes to our Short-Term and Long-Term Incentive Practices

As discussed in the 2015 Proxy Statement, in response to comments from proxy advisory firms and to avoid potential shareholder concerns, and based on recommendations from management’s compensation consultant, which were also reviewed by the Compensation Committee’s consultant, in 2014, our Compensation Committee recommended to the Board, and the Board approved, a number of changes to our short-term and long-term incentive compensation practices for 2015. These changes were implemented in 2015, and included:

Short-Term Annual Incentive Plan

•	Equalizing the weightings of earnings per share goals and individual and business unit goals on which annual cash incentive awards are based

•	Reducing the amount of discretionary awards that can be paid

Long-Term Equity Compensation Plan

•	Changing the measurement of performance cycles for performance shares to three-year periods

•	Increasing the maximum payout for each of the Total Shareholder Return and earnings per share growth components of the performance share awards

•	Changing the mix of awards to 70% performance shares and 30% restricted stock units

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SCANA CORPORATION

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials in connection with the solicitation by the Board of Directors of SCANA Corporation (“SCANA,” the “Company,” “we” or “us”), a South Carolina corporation, of proxies to be voted at our 2016 Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at 9:00 a.m., Eastern Daylight Time on Thursday, April 28, 2016, and at any adjournment or postponement of the meeting. The meeting will be held at Leaside, 100 East Exchange Place, Columbia, South Carolina 29209.

On what am I being asked to vote and what are the Board of Directors’ recommendations?

The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal, and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards	Discussion Beginning on Page
Election of Directors (Proposal 1)	For All Nominees	Plurality, subject to resignation policy	No effect	No effect	Will be voted “FOR”	10
Approval of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm (Proposal 2)	For	More votes for than against	No effect	No effect	Will be voted “FOR”	63
Approval of an amendment to and restatement of the Director Compensation and Deferral Plan to implement annual limits on the total number of shares that may be issued to any individual participant each year (Proposal 3)	For	Majority of votes cast	No effect	No effect	Will be voted “FOR”	66
Approval of an amendment to and restatement of the Director Compensation and Deferral Plan to increase the number of shares that may be reserved for issuance under the Plan (Proposal 4)	For	Majority of votes cast	No effect	No effect	Will be voted “FOR”	66
Board Proposal Regarding Declassification of the Board of Directors (Proposal 5)	For	80% of all outstanding shares	Against	Against	Will be voted “FOR”	67

Who may vote?

You will only be entitled to vote at the Annual Meeting if our records show that you were a shareholder of record on March 1, 2016, the record date, or if you hold your shares in street name, you present proof of ownership and appropriate voting documents from the record shareholder.

How do I vote shares that I hold directly in my name?

If you hold your shares directly, you may vote by proxy or in person at the meeting. To vote by proxy, you may select one of the following options: telephone, Internet or mail.

Vote by Telephone:

You may vote your shares by telephone using the toll-free number shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Clear and simple voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, please DO NOT return your proxy card.

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Vote by Internet:

You may vote your shares by Internet. The website for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. When you vote by Internet, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote by Internet, please DO NOT return your proxy card.

Vote by Mail:

If you choose to vote by mail, please mark the enclosed proxy card, date and sign it, detach your meeting admission ticket, and return your proxy card in the enclosed postage-paid envelope.

If I hold my shares directly, what actions will the proxies take?

If you hold your shares directly and indicate your voting choices on your proxy card, the persons identified as proxies on the accompanying proxy card will vote your shares according to your instructions. If your proxy card is signed and returned without specifying choices, the proxies intend to vote your shares FOR all of the Board of Director nominees, FOR Proposal 2 relating to approval of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2016, FOR Proposal 3 relating to the approval of an amendment to and restatement of the Director Compensation and Deferral Plan to provide for annual grant limits, FOR Proposal 4 relating to the approval of an amendment to and restatement of the Director Compensation and Deferral Plan to increase the number of shares that may be reserved for issuance under the Plan, and FOR Proposal 5 relating to the Board-proposed amendments to Article 8 of our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors.

The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. If other matters are properly brought before the Annual Meeting, the persons identified as proxies on the accompanying proxy card intend to vote the shares represented by proxies in accordance with their best judgment.

How do I direct the vote of shares I hold in street name?

If you hold shares in street name, you may direct your vote by submitting your voting instructions to your broker or nominee. Please refer to the voting instructions provided by your broker or nominee. Unless you provide voting instructions, your broker or other nominee is not permitted to vote your shares on the election of directors or on Proposals 3, 4 or 5. Therefore, to be sure your shares are voted, please instruct your broker or other nominee as to how you wish them to vote.

How do I vote shares I hold as a participant in the SCANA Corporation 401(k) Retirement Savings Plan (formerly named the SCANA Corporation Stock Purchase-Savings Plan)?

If you own shares of SCANA common stock as a participant in the SCANA Corporation 401(k) Retirement Savings Plan (formerly named the SCANA Corporation Stock Purchase-Savings Plan), you will receive a proxy card that covers only your Plan shares. Proxies executed by Plan participants will serve as voting instructions to the Plan’s trustee. If you do not instruct the Plan’s trustee how to vote your Plan shares, the Plan trustee will vote your shares proportionally to the Plan shares voted. As a result of this proportional voting, if voting instructions are given for only a small percentage of participant shares, the wishes of those participants would determine the vote by the Plan’s trustee. Accordingly, the greater the number of participant shares for which participants execute proxies, the more representative the Plan trustee’s vote will be.

May I change or revoke my proxy instructions?

Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting. If you hold your shares directly in your name, you may accomplish this by granting a new proxy (by telephone, Internet or mail) bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in street name, you may change or revoke your proxy instructions by properly submitting new voting instructions to your broker or nominee.

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May I vote in person at the Annual Meeting?

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you wish to vote at the meeting and your shares are held in the name of a broker or other nominee of record, you must obtain a proxy executed in your favor from the holder of record prior to the meeting. Directions to the location of the Annual Meeting are on the back of the proxy card included with this mailing and on page 70.

What constitutes a quorum and how will votes be counted?

At the close of business on the record date, March 1, 2016, there were 142,916,917 shares of SCANA common stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each proposal.

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions, “withheld” votes and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and either (i) does not have discretionary voting power for that particular proposal, or (ii) chooses not to vote the shares.

If you hold your shares in street name, the broker or nominee is permitted to vote your shares on Proposal 2, the approval of the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm, even if the broker or nominee does not receive voting instructions from you. However, a broker or nominee is not permitted to vote your shares on the election of directors or on Proposals 3, 4, or 5 unless you provide voting instructions. Accordingly, if you do not return a broker or nominee voting instruction card, or if you return a broker or nominee voting instruction card that does not indicate how you want your broker or nominee to vote on election of directors or on Proposal 3, 4, or 5, a broker “non-vote” will occur as to those matters. Therefore, it is very important that you provide your broker or nominee with voting instructions if your shares are held in street name.

What vote is needed to approve the matters submitted?

Proposal 1 — Election of Directors

The affirmative vote of a plurality of the votes cast is required for the election of directors, subject to the Board of Directors’ policy regarding resignations for directors who do not receive a majority of votes cast “FOR” the nominee. (See “Governance Information – Majority Voting for the Election of Directors.”) “Plurality” means that if there were more nominees than positions to be filled, the individuals who received the largest number of votes cast for directors would be elected as directors. Because there are the same number of nominees as positions to be filled, we expect all nominees to be elected. Votes indicated as “withheld” and broker “non-votes” will not be deemed cast for nominees and will have no effect on the outcome of the election, subject only to the majority voting policy for directors as mentioned above. If you hold your shares in street name and fail to instruct your broker or nominee how to vote, a broker “non-vote” on election of directors will occur with respect to your shares.

The Board knows of no reason why any of the nominees for director named herein would at the time of election be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, your proxy will be voted for such other person or persons as the Board may recommend.

Proposal 2 — Approval of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for 2016

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm will be approved if more shares are voted for approval than are voted against. Accordingly, abstentions and broker “non-votes” will have no effect on the results. If you hold your shares in street name and fail to instruct your broker or nominee how to vote, your broker or nominee will, nonetheless, have discretionary authority to vote your shares if it chooses to do so.

6

Proposal 3 — Approval of an Amendment to and Restatement of the Director Compensation and Deferral Plan to Implement Annual Limits on the Total Number of Shares That May Be Issued to Any Individual Participant Each Year

The amendment to and restatement of the Director Compensation and Deferral Plan to include an annual limit on the number of shares that may be issued to any participant in a year will be approved if a majority of the votes cast on the proposal vote in favor of the proposal. Abstentions and broker “non-votes” will not be deemed “cast” and will have no effect on the results. If you hold your shares in street name and fail to instruct your broker or nominee how to vote, a broker “non-vote” on the proposal will occur with respect to your shares.

Proposal 4 — Approval of an Amendment to and Restatement of the Director Compensation and Deferral Plan to Increase the Number of Shares That May Be Reserved for Issuance Under the Plan

The amendment to and restatement of the Director Compensation and Deferral Plan to increase by 150,000 shares the number of shares of common stock that may be reserved for issuance under the Plan will be approved if a majority of the votes cast on the proposal vote in favor of the proposal. Abstentions and broker “non-votes” will not be deemed “cast” and will have no effect on the results. If you hold your shares in street name and fail to instruct your broker or nominee how to vote, a broker “non-vote” on the proposal will occur with respect to your shares.

Proposal 5 — Approval of Board-Proposed Amendments to Article 8 of our Articles of Incorporation to Declassify the Board of Directors and Provide for the Annual Election of All Directors

The proposal to amend our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors requires the affirmative vote of at least 80% of all outstanding shares of our common stock. Votes indicated as “abstain” and broker “non-votes” will have the effect of votes against the proposal. If you hold your shares in street name and fail to instruct your broker or nominee how to vote, a broker “non-vote” will occur with respect to your shares.

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QUESTIONS AND ANSWERS ABOUT EXECUTIVE COMPENSATION

Have Any Changes Been Made to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?

Yes. As discussed in the Company’s 2015 Proxy Statement, in response to comments from proxy advisory firms, and taking into consideration the results of the 2014 shareholder advisory vote on our executive compensation, in July of 2014, our Compensation Committee asked management to engage its compensation consultant, Willis Towers Watson, to review our short-term annual incentive and our long-term equity compensation practices for comparability to executive compensation practices of our utility and general industry peers and general compensation best practices. Based on this review, Willis Towers Watson concluded that our executive compensation practices were generally in line with our peers’, with a few exceptions. The Compensation Committee reviewed these exceptions, and recommended to the Board a number of changes for the executive compensation awards to be granted in 2015 from the awards granted over the past several years. Willis Towers Watson advised management that these changes would bring our practices more in line with our peers’ and current market practices.

These changes, which were implemented in 2015, included revising short-term annual incentive awards to equalize weighting of earnings per share goals and individual goals and to reduce the amount of discretionary award that can be paid, and revising long-term equity compensation awards to change the measurement of the performance cycles, increase the maximum payout, and change the mix of performance shares and restricted stock units, and are summarized below.

Short-Term Annual Incentive Compensation	Previous Awards	2015 Awards
Plan Weightings	25% of the annual cash incentive award was earned based on the extent to which we met designated earnings per share goals; and 75% of the cash incentive award was earned based on our Named Executive Officers and the other participants achieving individual and business unit performance objectives. The Compensation Committee reviewed and approved all senior executive officer individual and business unit objectives.

50% of the annual cash incentive award is earned based on the extent to which we meet designated earnings per share goals; and

50% of the award is earned based on our Named Executive Officers and the other participants achieving individual and business unit performance objectives. The Compensation Committee will continue to review and approve all senior executive officer individual and business unit objectives.

Discretionary Awards Above Target	Each year management could recommend to the Compensation Committee an additional discretionary payout of up to 20%, and the Board could award an additional 30% above that amount, for a potential total payout of up to 150% of target.	Payouts up to 130% of target awards based solely on the earnings per share goals are formulaic and not subject to discretion. The Board has the discretion to award up to an additional 20% above that amount, for a total potential payout of up to 150% of target.
Long-Term Equity Compensation	Previous Awards	2015 Awards
Plan Cycles	Performance measurement and award determinations for the performance shares for the three year periods were made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period.	Performance measurement and award determinations for the performance shares for the three year periods are made for the entire three-year cycle with vesting and payment of awards after the end of the three-year cycle.
Maximum Payout	For each of the Total Shareholder Return and earnings per share growth components, the maximum payout was 175% of target.	For each of the Total Shareholder Return and earnings per share growth components, the maximum payout is 200% of target.
Mix of Performance Shares and Restricted Stock Units	Annual grants were comprised of a mix of 80% performance shares and 20% restricted stock units.	Annual grants are comprised of a mix of 70% performance shares and 30% restricted stock units.

In recommending these changes to the Board, the Compensation Committee nonetheless reaffirmed its belief that, notwithstanding the deviations of certain aspects of our executive compensation practices from our peers’ practices for the last several years, our practices were appropriately structured to address the financial and operational challenges we were facing during those years. The Compensation Committee noted that with nuclear construction we had undertaken the largest project in the history of our company, making extraordinary financial and operational commitments, at just the time the global financial markets experienced a significant and historic decline. Many of our customers and suppliers experienced severe financial challenges, which impacted our earnings and financial results. If

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our incentive compensation during this period had placed too much emphasis on financial targets, we would have provided little incentive to the people whose services and skills we most needed in order to weather the economic downturn and continue to deliver on our nuclear commitments.

However, we have continued through the past several years to listen to the comments by shareholders and proxy advisory firms, and the Compensation Committee wanted to return to more market-based executive compensation practices as soon as it made sense to do so. Given that the financial markets have stabilized somewhat, and we are making progress with our nuclear construction, the Compensation Committee believed it was appropriate to make these changes. The Compensation Committee continues, however, to be committed to offering incentive compensation programs that are fair to the Company and to the employees we want to motivate. Accordingly, the Compensation Committee recognizes that structuring our executive compensation practices will continue to be a dynamic process.

INFORMATION ABOUT EXPERIENCE AND QUALIFICATION OF DIRECTORS

AND NOMINEES

We believe the combined business and professional experience of our Directors, and their various areas of expertise, make them a useful resource to management and qualify them for service on our Board. Many of our Directors, including Ms. Miller and Messrs. Bennett, Hagood, and Sloan, have served on our Board for over fifteen years. During their tenures, they have gained considerable institutional knowledge about our Company, its operations, and its various regulators, which has made them effective Directors. Because our Company’s operations and business structure are extremely complex and highly regulated, continuity of service and the development and retention of institutional knowledge help make our Board more efficient and effective at advising us regarding our long-range plans than it would be if there were frequent turnover in Board membership. Nonetheless, we also believe it is important to have varying degrees of tenure on our Board, and we currently have three Directors with less than four years’ experience serving on our Board. We believe a wide range of tenure, and periodically bringing new members onto the Board, allows our Board the opportunity to consider new ideas and processes while the experience of our more tenured Directors offers specific, historical perspectives on our strengths and weaknesses.

In addition to their other qualifications, six of our directors, Ms. Miller and Mrs. Decker and Messrs. Cecil, Hagood, Roquemore and Sloan, are, or were prior to retirement, business owners with financial and operational experience on all levels of their businesses. Each of these Directors brings a unique perspective to our Board. In addition, five of our directors, Ms. Miller and Messrs. Bennett, Marsh, Roquemore and Sloan, are, or have been, directors or executive officers of banks and/or bank holding companies. This service has provided them with meaningful experience in another highly regulated industry, which provides them with valuable instincts and insights that can be translated to our industry.

When Directors reach mandatory retirement age or otherwise leave our Board, we seek replacements who we believe will make significant contributions to our Board for a variety of reasons, including among others, business and financial experience and expertise, business and government contacts, relationship skills and industry knowledge. We also continually seek diversity on our Board, including diversity in skill sets, racial and cultural backgrounds, gender, and personal and business experiences.

Independent Director Recruiting

In October 2012, the Nominating and Governance Committee directed management to retain an independent executive recruiting firm to assist the Committee in identifying and evaluating potential director candidates who meet the Director Qualification Criteria discussed on page 22. During 2014 and 2015, the Nominating and Governance Committee considered certain candidates known to management and the Board, but did not formally engage in recruiting activities with the independent executive recruiting firm in order to consider the candidates known to the Board.

Our two new Directors, Mrs. Decker and Mr. Aliff, were elected to the Board in October 2015 to serve until the 2016 Annual Shareholders’ Meeting. Although as mentioned above, the Board has used the services of a director recruitment firm in the past to identify board candidates, both of the new director nominees were previously known to the members of our Board. Mrs. Decker previously served on our Board from 2005 until 2013 when she resigned to

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serve as the Secretary of Commerce for the State of North Carolina, so our Board was familiar with her skills and experience, both as a professional and as a board member. Mr. Aliff was recommended to the Nominating and Governance Committee by our Chairman of the Board, Mr. Marsh, who knew Mr. Aliff both from Mr. Aliff’s Deloitte and Touche career and also through his published materials on the utility industry.

PROPOSAL 1 — ELECTION OF DIRECTORS

Effective at the Annual Meeting, the Board has set the number of Directors at eleven. The Board is divided into three classes with the members of each class usually serving a three-year term. The terms of the Class II Directors will expire at the Annual Meeting. The Board has decided to nominate the existing Class II Directors (other than Mr. Stowe, who is retiring effective at the Annual Meeting), Mrs. Decker and Messrs. Aliff, Marsh and Micali — for reelection at the Annual Meeting of Shareholders to serve until the 2019 Annual Meeting of Shareholders, or until their successors are elected and qualified to serve. Because Mr. Micali will reach the age of 70 in December 2017, his term as a director will expire in accordance with our articles of incorporation as of the Annual Meeting of Shareholders in 2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF ITS DIRECTOR NOMINEES.

Information about Directors and Nominees

The information set forth on the following pages about the nominees and continuing directors has been furnished to us by such persons. Each of the Directors is also a Director of our subsidiary, South Carolina Electric & Gas Company. There are no family relationships among any of our Directors, Director nominees or executive officers.

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NOMINEES FOR DIRECTOR

Class II Directors — Terms to Expire at the Annual Meeting in 2019

Gregory E. Aliff Certified Public Accountant and Retired Partner, Deloitte & Touche LLP Director since 2015 Age 62

Biographical Information

Mr. Aliff, a certified public accountant, retired from Deloitte & Touche LLP in May 2015, after serving as a Partner for 28 years. During his career at Deloitte, Mr. Aliff served as the Vice Chairman and Senior Partner of Energy & Resources, and he was a leader of Deloitte’s Energy and Natural Resources Management Services. Since September 2015, Mr. Aliff has been a director of California Water Service Group, Inc. in San Jose, California. He also serves as a director of Grid Alternatives in Oakland, California.

Experience and Qualifications

Mr. Aliff’s experience as a long-term partner at Deloitte & Touche LLP, including in particular his focus on energy and natural resources and energy and natural resources management, provided him not only with a financial and accounting background that add depth to our Audit Committee, but also a focus on our industry that uniquely qualifies him to serve on our Board. His service on the board of directors of another regulated entity that is also a public company provides him with important experience and perspectives with respect to operations of and regulatory compliance required for highly regulated businesses and public company best practices.

Sharon A. Decker Chief Operating Officer for Tryon Equestrian Partners Carolinas Operations Director since 2015; previously a director from 2005 until 2013 Age 59

Biographical Information

Mrs. Decker served as Senior Vice President of Strategic Initiatives for Tryon International Equestrian Center in Mill Spring, North Carolina, beginning September 2015 until December 2015 when she was named Chief Operating Officer for Tryon Equestrian Partners Carolinas Operations. She currently serves in that capacity with responsibility for the Tryon International Equestrian Center, Tryon Resort and related Carolina-based businesses. Mrs. Decker had been President of NURAY Media, dba NURAY Digital, from January 2015 until August 2015, and served as the Secretary of Commerce for the State of North Carolina from January 2013 until December 2014. Mrs. Decker was the founder and principal of The Tapestry Group, a faith-based, non-profit organization, located in Rutherfordton, North Carolina, from August 2004 until January 2013. Mrs. Decker previously served as President of Tanner Holdings, LLC and Doncaster, apparel manufacturers, from August 1999 until September 2004. Mrs. Decker is a director of Coca-Cola Bottling Company Consolidated, Inc. in Charlotte, North Carolina. She also served as a director of Family Dollar Stores, Inc., in Charlotte, North Carolina, until June 2015. She previously served as a Director of our Company from 2005 until April 2013, when she resigned to become North Carolina’s Secretary of Commerce.

Experience and Qualifications

Mrs. Decker’s prior service on our Board and various committees of the Board provide her with experience relative to our operations and initiatives. Mrs. Decker’s service as Secretary of Commerce for the State of North Carolina provided her with economic development experience, as well as experience dealing with various aspects of government, including working with the executive and legislative branches of state government. Her executive-level experience along with her experience serving on the boards of two other public companies, prepared her well to offer our Board and management insights on various aspects of corporate operations. Prior to first joining our Board in 2003, Mrs. Decker served as an executive officer of another public utility. Her role there focused on residential service matters and implementation of demand side management programs, both extremely important to our Company’s future success.

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NOMINEES FOR DIRECTOR

Class II Directors — Terms to Expire at the Annual Meeting in 2019 (except as indicated for Mr. Micali)

Kevin B. Marsh Chairman, Chief Executive Officer, President and Chief Operating Officer, SCANA Corporation Director since 2011 Age 60

Biographical Information

Mr. Marsh has been employed by SCANA or its subsidiaries for over 30 years, and since December 2011 he has served as SCANA’s Chairman of the Board and Chief Executive Officer. Since January 2011, he has also served as our President and Chief Operating Officer. He served as our Chief Financial Officer from 1996 to April 2006, and served as a Senior Vice President from 1998 to January 2011. In addition, he served as President of our principal subsidiary, South Carolina Electric & Gas Company, from April 2006 to November 2011. Mr. Marsh served on the boards of First Citizens Bank and Trust Company, Inc. and its holding company, First Citizens Bancorporation, Inc., from 2004 until their mergers with First-Citizens Bank & Trust Company and First Citizens BancShares, Inc. in 2015 and 2014, respectively, including serving as Chair of the Compensation Committee.

Experience and Qualifications

Mr. Marsh brings significant hands-on experience to our Board having served our Company in senior operational and financial positions for over three decades, as well as having practiced as a certified public accountant for several years prior to joining us. His vast financial, operational and regulatory experience with us and as a director of a financial institution and its holding company makes him a trusted and experienced advisor for our Board.

James M. Micali Member and Limited Partner, Azalea Fund III and Fund IV of Azalea Capital LLC Director since 2007 Age 68 (Term expires upon retirement from the Board in 2017)

Biographical Information

Mr. Micali was Chairman and President of Michelin North America, Inc., located in Greenville, South Carolina, from 1996 to August 2008, and he continued to consult for Michelin until October 2009. From 2008 until September 2011, he was of counsel to the law firm Ogletree Deakins, LLC in Greenville, South Carolina. Since 2008, Mr. Micali has been a member and limited partner of Azalea Fund III, and since 2014 a member and limited partner of Fund IV, of Azalea Capital LLC (a private equity fund), in Greenville, South Carolina. Mr. Micali has served as a director of Sonoco Products Company in Hartsville, South Carolina since 2003, and has served as their Lead Director since February 2012. Mr. Micali also serves on the board of American Tire Distributors Holding, Inc. in Charlotte, North Carolina. Mr. Micali served on the board of Lafarge North America from 2004 to 2006, and as the Chairman of the South Carolina Chamber of Commerce in 2008, and on the board of Ritchie Bros. Auctioneers in Vancouver, Canada from April 2008 until April 2012.

Experience and Qualifications

Mr. Micali’s combination of experience as Chairman and President of a major North American manufacturing company with significant operations in South Carolina, as an attorney, and as a director of other public companies, enables him to offer our Board and management insights into various aspects of corporate operations, governance and financial matters. His past service as Chairman of the South Carolina Chamber of Commerce has provided him with a valuable understanding of business issues facing South Carolina, as well as a large network of business, state and national government contacts, many of whom are, or may be, important resources for our Company.

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CONTINUING DIRECTORS

Class I Directors — Terms to Expire at the Annual Meeting in 2018

James A. Bennett South Carolina Central Area Executive, First-Citizens Bank & Trust Company Director since 1997 Age 55

Biographical Information

Mr. Bennett has been South Carolina Central Area Executive for First-Citizens Bank & Trust Company in Columbia, South Carolina, since January 2015. Immediately prior to that date, he had served as Executive Vice President and Director of Public Affairs for First Citizens Bank and Trust Company, Inc. (which was merged into First-Citizens Bank & Trust Company in January 2015) since August 2002. From May 2000 to July 2002, he was President and Chief Executive Officer of South Carolina Community Bank, in Columbia, South Carolina. Mr. Bennett has been actively involved with the Columbia Urban League for more than 25 years, and served as League Chairman in 2000. Mr. Bennett serves on the boards of Palmetto Health Alliance, headquartered in Columbia, South Carolina, and Claflin University, located in Orangeburg, South Carolina.

Experience and Qualifications

Mr. Bennett has been a banker for over 25 years. In 1989, he became the youngest bank president in South Carolina when he was named President of Victory Savings Bank (the predecessor of South Carolina Community Bank), a position he held before joining First Citizens Bank. Mr. Bennett’s business experience, coupled with his tenure on our Board, makes him an effective advisor. His high visibility in communities we serve makes him an effective liaison between our Company and members of those communities.

Lynne M. Miller Environmental Consultant Director since 1997 Age 64

Biographical Information

Ms. Miller co-founded Environmental Strategies Corporation, an environmental consulting firm in Reston, Virginia, in 1986, and served as President from 1986 until 1995, and as Chief Executive Officer from 1995 until September 2003 when the firm was acquired by Quanta Capital Holdings, Inc., a specialty insurer, and its name was changed to Environmental Strategies Consulting LLC. She was Chief Executive Officer of Environmental Strategies Consulting LLC, a division of Quanta Technical Services LLC, from September 2003 through March 2004. From April 2004 through July 2005, she was President of Quanta Technical Services LLC. From August 2005 until her retirement in August 2006, she was a Senior Business Consultant at Quanta Capital Holdings. Since her retirement, Ms. Miller has been an environmental consultant. Ms. Miller served as a director of Adams National Bank, a subsidiary of Abigail Adams National Bancorp, Inc., in Washington, D.C. from May 1998 until October 2008.

Experience and Qualifications

Ms. Miller has over 25 years of environmental consulting experience. She founded a successful environmental consulting firm, which she grew to over 180 professional staff before selling it in 2003. Ms. Miller’s experience as an environmental consulting firm owner and as an environmental consultant makes her an astute advisor on the environmental issues facing our Company, and her service on the board of a financial institution provided her with valuable experience in financial and regulatory matters.

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CONTINUING DIRECTORS

Class I Directors — Terms to Expire at the Annual Meeting in 2018

James W. Roquemore Chief Executive Officer and Chairman, Patten Seed Company General Manager, Super-Sod/Carolina Director since 2007 Age 61

Biographical Information

Mr. Roquemore is Chief Executive Officer and Chairman of Patten Seed Company, headquartered in Lakeland, Georgia, and General Manager of Super-Sod/Carolina, a company that produces and markets turf grass, sod and seed. He has held these positions for more than five years. Mr. Roquemore is a director of South State Bank, N.A., and South State Corporation (formerly South Carolina Bank and Trust, N.A., and SCBT Financial Corporation, respectively). He has served on the Southeast Region and National boards of the Boy Scouts of America and as a Co-Chairman of South Carolina’s Council on Competitiveness (formerly known as New Carolina), and he is the past President of Palmetto Agribusiness Council.

Experience and Qualifications

Mr. Roquemore is a highly successful agricultural business owner who resides in our service territory. Because agriculture is an important component of the economy in our South Carolina service area, his knowledge of this sector and his contacts are important to us. Mr. Roquemore’s business experience and economic development activities in our state make him an effective advisor on issues unique to us and the customers we serve. His service on the boards of a financial institution and its holding company, which is also a public company, gives him valuable experience in financial and regulatory matters.

Maceo K. Sloan

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., Chairman and Chief Executive Officer, NCM Capital Management Group, Inc. and NCM Capital Advisers, Inc.

Director since 1997

Age 66

Biographical Information

Mr. Sloan is Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc., a financial holding company, and Chairman and Chief Executive Officer of both NCM Capital Management Group, Inc., and NCM Capital Advisers, Inc., investment management companies, in Durham, North Carolina. He has held these positions for more than five years. Mr. Sloan served as the Principal Officer of the NCM Capital Investment Trust from 2007 to 2011. From 2009 to 2012, Mr. Sloan was Chairman of, and since 1991 has served as a member of, the College Retirement Equities Fund (CREF) Board of Trustees. Mr. Sloan served as Chairman of the Board of M&F Bancorp, Inc. from June 2005 to December 2008, and as a director of its subsidiary, Mechanics and Farmers Bank, in Durham, North Carolina, from 1980 to 2001 and from 2005 to 2008.

Experience and Qualifications

Mr. Sloan is also an attorney and a chartered financial analyst. His experience owning and operating investment management companies and a financial holding company have provided him with an investment background and understanding of global financial matters, all of which make him an important resource to us. He has also served on our Audit Committee and has served as Chair of our Compensation Committee. Additionally, his service with these companies, as well as with a financial institution and a major retirement fund, has provided him with experience in highly regulated industries and valuable instincts and insights.

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CONTINUING DIRECTORS

Class III Directors — Terms to Expire at the Annual Meeting in 2017

John F.A.V. Cecil President, Biltmore Farms, LLC Director since 2013 Age 59

Biographical Information

Mr. Cecil has served since 1992 as President of Biltmore Farms, LLC, a fourth generation family-owned business with a primary focus on sustainable community development, including home building, residential communities, apartments, hotels, and retail properties. He currently serves on Wells Fargo Bank, N.A.’s Western North Carolina Regional Advisory Board, as well as on other community and non-profit boards throughout North Carolina.

Experience and Qualifications

Mr. Cecil has decades of business experience within our service territory. In addition to his business expertise, he has leadership-level experience with many community-related endeavors, and has also served on community and private boards within our service territory for many years. As President of Biltmore Farms, LLC, Mr. Cecil brings to the Board the perspective of a private business owner, as well as the environmental perspective of the owner of a business that seeks to balance sustainability and business growth, both of which are important to our customers and our strategic initiatives.

D. Maybank Hagood Chairman and Chief Executive Officer, Southern Diversified Distributors, Inc.; Chief Executive Officer, William M. Bird and Company, Inc. Director since 1999 Age 54

Biographical Information

Mr. Hagood has been Chief Executive Officer of Southern Diversified Distributors, Inc., located in Charleston, South Carolina, since 2003, and its Chairman since 2012. Southern Diversified Distributors, Inc. is the parent company of William M. Bird and Company, Inc., Southern Tile Distributors, LLC and TranSouth Logistics, LLC, providers of logistic, distribution and flooring distribution services. Mr. Hagood also has been Chief Executive Officer of William M. Bird and Company, Inc., a wholesale distributor of floor covering materials, in Charleston, South Carolina, since 1993. He served as President of William M. Bird and Company, Inc., until June 2009.

Experience and Qualifications

Mr. Hagood resides in our Charleston, South Carolina service territory, and brings significant community presence and business development experience to our Board. Mr. Hagood is particularly experienced in economic, environmental, and business development issues facing the manufacturing and building construction industries generally, and specifically the issues faced by manufacturers in our state.

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CONTINUING DIRECTORS

Class III Directors — Terms to Expire at the Annual Meeting in 2017

Alfredo Trujillo President and Chief Operating Officer, The Georgia Tech Foundation Director since 2013 Age 56

Biographical Information

Mr. Trujillo was appointed President and Chief Operating Officer of The Georgia Tech Foundation in July 2013. He has also served as a self-employed investment fund advisor since 2007. Prior to 2007, Mr. Trujillo served as President and Chief Executive Officer of Recall Corporation, a global information management company. Since 2003, Mr. Trujillo has served on the board of directors of Haverty Furniture Companies, Inc.

Experience and Qualifications

Mr. Trujillo has domestic and international business expertise in areas as diverse as aerospace engineering, document management, and academic leadership. Additionally, Mr. Trujillo’s service on the board of directors of another public company provides him with relevant board experience and perspectives on other public company best practices.

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BOARD MEETINGS — COMMITTEES OF THE BOARD

The Board held nine meetings in 2015, consisting of four quarterly Board meetings, one additional Board meeting, one Code of Conduct and Ethics training session, one Federal Energy Regulatory Commission training session, and two strategy sessions. Each incumbent director attended 100% of all meetings of the Board and Committees of which he or she was a member during 2015. Our directors are expected to attend our Annual Meeting of Shareholders, and all of our directors attended the 2015 Annual Meeting of Shareholders.

Committees of the Board

The table below identifies the members of each of the Board’s Committees as of December 31, 2015. The information below the table identifies the current members of each Board Committee and briefly summarizes the principal functions of each Committee. The charters of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee, can be found on SCANA’s website at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption, “About – Corporate Governance,” and copies are also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. Our new Directors, Mr. Aliff and Mrs. Decker did not serve on Committees during 2015. Mr. Aliff was appointed to the Audit Committee effective January 1, 2016.

Committee Member	Audit*	Compensation	Executive	Nominating and Governance	Nuclear Oversight
J.A. Bennett		✓			✓
J.F.A.V. Cecil	✓	✓
D.M. Hagood	Chairman		✓	✓
K.B. Marsh			Chairman
J.M. Micali	✓	✓	✓	Chairman
L.M. Miller	✓			✓
J.W. Roquemore		✓	✓		Chairman
M.K. Sloan		Chairman	✓		✓
H.C. Stowe (Lead Director)**	✓	✓	✓	✓
A. Trujillo				✓	✓
*	Established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934
**	The Board has determined that our Lead Director, Mr. Stowe, is also our “audit committee financial expert” as defined under Item 407(d)(5) of the Securities and Exchange Commission’s Regulation S-K. Mr. Stowe is independent as defined by the New York Stock Exchange Listing Standards. Mr. Stowe is retiring from the Board effective at the Annual Meeting.

Audit Committee

AUDIT COMMITTEE (Current Members) D. M. Hagood, Chairman G. E. Aliff J. F. A. V. Cecil J. M. Micali L. M. Miller H. C. Stowe	The Audit Committee consists entirely of independent directors. The Committee meets, at least quarterly, to discuss and evaluate the scope and results of audits and our accounting procedures and controls. In addition, the Committee meets, at least quarterly, separately with management, the Company’s General Counsel, internal auditors, the independent registered public accounting firm, the Company’s Risk Management Officer and corporate compliance. The Committee reviews major issues regarding accounting principles and financial statement preparation as well as reviews the Company’s quarterly and annual financial statements before submission to the Board of Directors for approval and prior to dissemination to our shareholders, the public and regulatory agencies.

In addition, the Audit Committee appoints (subject to ratification by the shareholders) the independent registered public accounting firm, approves and reviews the scope of each year’s audit, and exercises oversight of the firm’s work. The Committee also sets the compensation of the independent registered public accounting firm and pre-approves all services to be performed by the firm. Additionally, the Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, including review of the lead audit partner, taking into account the opinions of the Company’s management and internal auditors, and assures regular

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rotation of the lead audit partner as required by law. Further discussion regarding the Audit Committee’s pre-approval of such audit services and associated fees can be found under “Pre-Approval of Auditing Services and Permitted Non-Audit Services” on page 63.

The Audit Committee also reviews the scope and effectiveness of our risk management program which includes the review of quarterly reports pertaining to significant risks. The Committee’s role in risk oversight is discussed in more detail on page 21 under the heading “Board’s Role in Risk Oversight.” Additionally, the Audit Committee reviews, on a quarterly basis, the responsibilities and effectiveness of our internal auditing and corporate compliance departments, and reviews reports from those departments regarding the Company’s conformity with applicable legal requirements and with our Code of Conduct. The Committee reviews with management its assessment of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee also reviews with the Board of Directors our compliance with legal, regulatory, and ethical requirements, and the performance and independence of both our internal and external auditors. Additionally, the Committee constitutes the Qualified Legal Compliance Committee.

On an annual basis, the Committee evaluates its own performance and the adequacy of its charter, and recommends to the Board of Directors any improvements to the charter that the Committee deems appropriate.

The Committee met four times during 2015. For a full list of responsibilities, see the Audit Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Corporate Governance – Audit Committee.”

The Board has determined that Mr. Stowe is our “audit committee financial expert” as defined under Item 407(d)(5) of the Securities and Exchange Commission’s Regulation S-K. Mr. Stowe is independent as defined by the New York Stock Exchange Listing Standards.

Compensation Committee

COMPENSATION COMMITTEE (Current Members) M. K. Sloan, Chairman J. A. Bennett J. F. A. V. Cecil J. M. Micali J. W. Roquemore H. C. Stowe

The Compensation Committee consists entirely of independent directors. The Committee reviews and makes recommendations to the Board with respect to compensation plans, recommends to the Board persons to serve as our senior officers and as senior officers of our subsidiaries, and recommends to the Board salary and compensation levels, including all benefits, for our officers and officers of our subsidiaries.

The Committee also approves goals and objectives with respect to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance and along with the other independent directors sets his compensation based on this evaluation. Additionally the Committee reviews succession and continuity planning with the Chief Executive Officer, reviews our operating performance relative to our bonus and incentive programs and reviews management's Compensation Discussion and Analysis relating to executive compensation prior to its inclusion in our proxy statement. Further, the Committee approves the inclusion of a Compensation Committee Report in our proxy statement as well as reviews the level of SCANA stock ownership by senior executive officers to determine if each is in compliance with the Company's minimum ownership requirement, and, as may be requested and appropriate, grants temporary waivers from such requirements.

The Committee met three times during 2015. For a full list of responsibilities, see the Compensation Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Corporate Governance – Compensation Committee.”

Executive Committee

EXECUTIVE COMMITTEE (Current Members) K. B. Marsh, Chairman D. M. Hagood J. M. Micali J. W. Roquemore M. K. Sloan H. C. Stowe

The Executive Committee exercises the powers of the full Board of Directors when the Board is not in session or cannot be called into session in a timely manner to deal with a time sensitive circumstance, with the exception of certain powers specifically reserved to the full Board of Directors by statute. The Committee also advises the Chief Executive Officer on other matters important to the Company (due to the size of our Board of Directors, and availability of our Directors to us, the Executive Committee is rarely required to meet).

It is the intention of the Board that the Executive Committee would only be used when the full Board cannot be convened, and, as such, the Committee has not met in several years and did not meet during 2015.

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Nominating and Governance Committee

NOMINATING AND GOVERNANCE COMMITTEE (Current Members) J. M. Micali, Chairman D. M. Hagood L. M. Miller H. C. Stowe A. Trujillo	The Nominating and Governance Committee consists entirely of independent directors. The Committee identifies individuals whom the Committee believes are qualified to become Board members in accordance with the nominating criteria set forth below under “Governance Information—Director Qualification Criteria” (the “Director Qualification Criteria”), and recommends that the Board select such individuals as nominees to stand for election at each Annual Meeting of Shareholders of SCANA. In addition, the Committee reviews and evaluates all persons recommended by shareholders to be Board nominees for director in accordance with the Director Qualification Criteria, evaluates the qualifications and performance of incumbent directors and determines whether to recommend them to the Board for re-election, and in the case of a Board vacancy (including a vacancy created by an increase in the size of the Board), recommends to the Board in accordance with the Director Qualification Criteria an individual to fill such vacancy either through appointment by the Board or through election by shareholders.

The Committee also reviews the independence of SCANA’s Directors as defined by the New York Stock Exchange and as set forth in SCANA’s Governance Principles and makes recommendations to the Board regarding director independence. The Committee reviews the level and form of director compensation and recommends changes to the Board for consideration and approval. At least annually, the Committee reviews the level of SCANA stock ownership by directors to determine if each director is in compliance with the Company’s minimum share ownership requirement. Additionally, the Committee reviews reports and disclosures of insider and affiliated party transactions and makes recommendations to the Board regarding such transactions.

The Committee periodically evaluates the desirability of, and recommends to the Board, any changes in the size, composition, organization and operational structure of the Board. Also, the Committee, annually, or to fill vacancies, identifies Board members qualified to serve on committees of the Board in accordance with the Board Committee Member Qualifications, and recommends such persons to the Board for appointment to such committees, including a recommended Chairperson for each committee, as well as annually, or to fill vacancies, recommends to the Board the appointment of a Lead Director. The Committee annually reviews the membership and responsibilities of Board committees and recommends to the Board any changes that may be appropriate, and reviews and revises as necessary, SCANA’s Governance Principles, taking into account provisions of the Securities Exchange Act of 1934, the listing standards of the New York Stock Exchange and any other source or sources the Committee deems appropriate. The Committee also provides guidance and assistance, as needed, to the Board in performing the Board’s annual self evaluation.

The Committee met six times during 2015. For a full list of responsibilities, see the Nominating and Governance Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Corporate Governance – Nominating and Governance Committee.”

Nuclear Oversight Committee

NUCLEAR OVERSIGHT COMMITTEE (Current Members) J. W. Roquemore, Chairman J. A. Bennett M. K. Sloan A. Trujillo

The Nuclear Oversight Committee consists entirely of independent directors. The Committee meets at least quarterly to monitor, discuss, and evaluate our nuclear operations, which include regulatory matters, operating results, training and other related topics. The Committee periodically tours the V.C. Summer Nuclear Station and its training facilities.

The Committee also reviews with the Institute of Nuclear Power Operations, on a periodic basis, its appraisal of our nuclear operations. Additionally, the Committee routinely presents an independent report to the Board on the status of our nuclear operations. The Committee met four times during 2015.

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GOVERNANCE INFORMATION

Governance Principles

Our Governance Principles can be found on our website at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the “About – Corporate Governance – Governance Principles” caption, and are also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Director Independence

Our Governance Principles require that a majority of our directors be independent under the New York Stock Exchange Listing Standards and under any Director Qualification Standards recommended by the Board of Directors. To be considered “independent” pursuant to the SCANA Director Qualification Standards, a director must be determined by resolution of the Board as a whole, following thorough deliberation and consideration of all relevant facts and circumstances, to have no material relationship with us except that of director and to satisfy the independence standards of the New York Stock Exchange. Under the SCANA Director Qualification Standards, a director is required to be unencumbered and unbiased and able to make business judgments in our long-term interests and those of our shareholders as a whole, to deal at arm’s length with us, and to disclose all circumstances material to the director that might be perceived as a conflict of interest. The Director Qualification Standards are set forth in our Governance Principles, which are available on our website as noted above and further described herein under “Director Qualification Criteria” on page 22.

Our Governance Principles also prohibit Audit Committee members from having any direct or indirect financial relationship with us other than the ownership of our securities and compensation as directors and committee members.

The Board has determined that all of our current directors and director nominees, except Mr. Marsh who is our current Chairman, President, Chief Executive Officer and Chief Operating Officer, are independent under the New York Stock Exchange Listing Standards and our Governance Principles. The Board has also determined that each member of the Audit Committee, Compensation Committee, and Nominating and Governance Committee is independent under the New York Stock Exchange Listing Standards and our Governance Principles.

Board Leadership Structure, Executive Sessions of Non-Management Directors and Lead Director

Our bylaws provide for a Chairman of the Board, to be chosen by the Board from among its members, who shall, if present, preside at meetings of the shareholders and Board of Directors, who may call special meetings of the shareholders and the Board of Directors, and who shall perform such other duties as may be assigned by the Board. The bylaws also permit the Chief Executive Officer, if he or she is a member of the Board, to be chosen as the Chairman. Our Governance Principles provide for the positions of Chairman and Chief Executive Officer to be held by the same person, and for more than 20 years, our Chief Executive Officer has been chosen as Chairman of the Board.

We believe this leadership structure is appropriate because it has served us well for over two decades, and because all of our current directors are independent, except Mr. Marsh, who is our Chairman, Chief Executive Officer, President and Chief Operating Officer. Many of our directors also live and work, or have substantial business interests in our service area; therefore, they have access to information about us and our operations from sources other than our management’s presentations to the Board. Further, South Carolina law and our bylaws make it clear that the business and affairs of the Company are managed under the direction of the Board of Directors, and that management control is subject to the authority of the Board of Directors to appoint and remove any of our officers at any time.

To promote open discussion among themselves, our independent directors meet regularly in executive session without members of management present. The Board annually elects a Lead Director to preside at all meetings at which the Chairman is not present, including executive sessions of the independent directors held at each regularly scheduled Board meeting. In 2015, Mr. Stowe was elected Lead Director to serve until the 2016 Annual Meeting of Shareholders. After the 2016 Annual Shareholders’ Meeting, the Board will again appoint a Lead Director to serve until the 2017 Annual Meeting of Shareholders. The Lead Director also has the authority to call meetings of the

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independent directors when necessary or appropriate. The Chairs of the Audit, Compensation, Nuclear Oversight, and Nominating and Governance Committees of the Board each preside as the Chair at meetings of independent directors at which the Lead Director is not present when the principal items to be considered are within the scope of authority of his or her Committee.

Board’s Role in Risk Oversight

As noted above, our business and affairs are managed under the direction of our Board of Directors. This includes the Board overseeing the types and amounts of risks undertaken. In discharging its oversight responsibilities, the Board relies on a combination of the business experience of members of the Board and the expertise and business experience of our officers and employees, as well as, from time to time, advice of various consultants and experts. An appropriate balancing of risks and potential rewards with the long-term goals of the Company is, and historically has been, implicit in the decisions and policies of the Board. Because risk oversight is so thoroughly interwoven into the direction of the Board, other than as set forth below, no special provision has been made for that oversight in the Board’s leadership structure.

The Board has established a senior officer-level Risk Management Committee which reports directly to the Audit Committee of the Board. The Risk Management Committee is comprised of the Company’s senior executive officers, one of whom is the Risk Management Officer, and the Chief Information Officer. The Company’s Chief Executive Officer serves as Chair of the Risk Management Committee. Committee membership is comprised of senior executive officers in order to bring together expertise in general business and all operational areas, as well as finance, legal, administrative and regulatory areas. The Risk Management Officer oversees a staff of 9 employees with primary responsibilities in the area of risk management.

The Risk Management Committee conducts regularly scheduled meetings at which the Committee receives presentations from management representatives. The Committee also meets as needed between regularly scheduled meetings. Pursuant to authority granted by the Board of Directors, the Committee sets policies and guidelines for risk management. The Committee has also established extensive sub-committees with expertise tailored to the review, discussion and monitoring of risks of a particular operation.

At each quarterly meeting of the Board, the Audit Committee receives a report from the Risk Management Officer. Several members of the Risk Management Committee are also present at the Audit Committee meetings to provide details of the Committee’s work and respond to questions raised by Audit Committee members. Also, at each quarterly meeting of the Board of Directors, the Board reviews and discusses a report prepared by the Company’s Risk Management Officer and approved by the Risk Management Committee, which sets forth certain high-level risks identified by the Company’s senior executive officers and others. The report also provides the current status of such high-level risks, and further identifies where the primary responsibility for risk oversight resides, including both at the Board and Committee level, and identifies the senior executive officer who has primary responsibility for oversight of the particular risk.

Director Nomination Process

The Nominating and Governance Committee recommended to the Board the individuals nominated for Director positions at the Annual Meeting.

The Nominating and Governance Committee will consider for recommendation to the Board as Board of Directors’ nominees, candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a candidate to the Nominating and Governance Committee for consideration as a Board of Directors’ nominee, such shareholder must confirm his or her share ownership and submit in writing to the Nominating and Governance Committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to the SCANA Nominating and Governance Committee, c/o the Corporate Secretary at the Company’s address and must be received no later than 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting for a potential candidate to be considered as a potential Board of Directors’ nominee. The Nominating and Governance Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will be considered on the same basis as candidates otherwise chosen by the Nominating and Governance Committee.

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Director candidates recommended by shareholders will not be considered for recommendation by the Nominating and Governance Committee as potential Board of Directors’ nominees if the shareholder recommendations are received later than 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting. If the Nominating and Governance Committee chooses not to recommend a shareholder candidate as a Board of Directors’ nominee, or if a shareholder chooses to personally nominate a candidate, the shareholder may come to an annual meeting and nominate a director candidate for election at the annual meeting if the shareholder has given notice of his or her intention to do so in writing to the SCANA Corporate Secretary at least 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting. Such shareholder nominations must also comply with the other requirements in our bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his or her instructions, the voting inspectors shall disregard all votes cast for each such nominee.

Director Qualification Criteria

In identifying and evaluating potential nominees, the Nominating and Governance Committee Charter directs the Committee to take into account applicable requirements for directors under the Securities Exchange Act of 1934, the Listing Standards of the New York Stock Exchange and the Director Qualification Standards in our Governance Principles, including our policy that a majority of our directors be independent.

The Nominating and Governance Committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including his or her knowledge, expertise, skills, integrity, judgment, business or other experience and reputation in the business community, the interplay of the candidate’s experience with the experience of other Board members, diversity, and the extent to which the candidate would be a desirable addition to the Board and any committees. Although the Nominating and Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee considers racial, cultural and gender diversity, as well as diversity in business and personal experience and skill sets among all of the directors as part of the total mix of information it takes into account in identifying nominees. Additionally, the Director Qualification Standards set forth in our Governance Principles include the following:

•	Directors must possess and have demonstrated the highest personal and professional ethics, integrity and values consistent with ours;

•	Directors must be unencumbered and unbiased and able to make business judgments in our long-term interests and those of our shareholders as a whole;

•	Directors must deal at arm’s length with us and our subsidiaries and disclose all circumstances material to the director that might be perceived as a conflict of interest;

•	Directors must be committed to the enhancement of the long-term interests of our shareholders;

•	Directors must be willing to challenge the strategic direction of management, exercising mature judgment and business acumen;

•	Directors must be willing to devote sufficient time and care to the exercise of their duties and responsibilities;

•	Directors must possess significant experience in management positions of successful business organizations;

•

Directors who serve as chief executive officers or equivalent positions should not serve on more than two boards of public companies in addition to our Board; other directors should not serve on more than four boards of public companies in addition to our Board; and

•	The term of office of a director who is not a salaried employee of SCANA will expire at the annual meeting next preceding the date on which such director attains age 70.

Our bylaws require that our independent directors hold SCANA common stock equal to the number of shares granted in the five most recent annual stock retainers, as such retainer may be adjusted from time to time.

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Director Share Ownership Requirements

As noted in the Director Qualification Standards set forth in the preceding section, our bylaws require that our independent directors hold SCANA common stock equal to the number of shares granted in the five most recent annual stock retainers. Currently, a portion of the retainer fees paid to independent directors is required to be paid in shares of our common stock. For 2015, the number of shares issued to each independent director to satisfy the annual stock retainer was 2,067. The stock retainer is prorated and as such, the number of shares issued to each of our new Directors, Mr. Aliff and Mrs. Decker, to satisfy the annual stock retainer was 485. As of February 2016, all independent directors whose terms will continue after the Annual Meeting, or who have been nominated for reelection, met this stock ownership requirement, with the exception of our newest directors Mrs. Decker and Messrs. Aliff, Cecil and Trujillo who are all currently on track to meet the requirement. Directors Decker and Aliff have until October 2021 and Directors Cecil and Trujillo have until October 2019 to acquire the required level of stock ownership. All subsequently elected independent directors will have six years from the date of their election to the Board to meet the requirement. The Nominating and Governance Committee conducts an annual review of the level of share ownership for each independent director to ensure compliance with the requirement. The Nominating and Governance Committee also has the discretion to grant a temporary waiver of the minimum share ownership requirement if an independent director demonstrates to the Nominating and Governance Committee that such a waiver is appropriate due to a financial hardship or for other good reason.

Under the Director Compensation and Deferral Plan, independent directors may make an annual irrevocable election to defer all or a portion of the annual stock retainer fee into a hypothetical investment in our common stock, with distribution from the Plan to be ultimately payable in shares of our common stock. Independent directors may also elect for other fees to be deferred into a hypothetical investment in our common stock under the Plan, with distribution from the Plan to be ultimately payable in shares of common stock. Shares held directly and amounts deferred pursuant to the Director Compensation and Deferral Plan and denominated in shares are taken into consideration in determining if our independent directors meet the minimum share ownership requirement under our bylaws. Beginning in 2015, eligible Directors may also defer all of their annual stock retainer fees into a hypothetical investment in our common stock under the Executive Deferred Compensation Plan, and those shares are also taken into consideration in determining if our Directors meet the minimum share ownership requirements. See “Executive Compensation — Executive Deferred Compensation Plan” beginning on page 49, and “Director Compensation — Director Compensation and Deferral Plan” on page 58.

Majority Voting for the Election of Directors

Our Company and our Board are supportive of majority voting for Directors, and we continue to evaluate how we can further implement majority voting for directors. Our Governance Principles provide for a majority voting policy for the election of our directors, pursuant to which each director nominee agrees that, as a condition to being nominated, if, in an uncontested election of directors, such nominee receives a greater number of votes cast as “withheld” from his or her election than votes cast as “for” his or her election, then such nominee will, within five days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will consider such tendered resignation, and promptly following the date of the shareholders’ meeting at which the election occurred, will make a recommendation to the Board concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board, the Nominating and Governance Committee will consider all factors deemed relevant by the members of the Committee including, without limitation, the stated reason or reasons why shareholders who cast “withhold” votes for the director did so, the qualifications of the director (including, for example, the impact that the director’s resignation would have on the Company’s compliance with the requirements of the Securities and Exchange Commission, the New York Stock Exchange and our Corporate Governance Principles), and whether the director’s resignation from the Board would be in the best interests of the Company and its shareholders.

The Nominating and Governance Committee also will consider a range of possible alternatives concerning the director’s tendered resignation as members of the Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Nominating and Governance Committee to have substantially resulted in the “withheld” votes. The Board will take formal action on the Nominating and Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. Following the Board’s decision on the Nominating and Governance Committee’s recommendation, the Company will promptly disclose, in a Form 8-K filed with the Securities and Exchange

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Commission, the Board’s decision, together with a full explanation of the process by which the decision was made and, if applicable, the Board’s reason or reasons for rejecting the tendered resignation.

Communications with the Board of Directors, Including Non-Management Directors

Shareholders and other interested parties can communicate with the Board, with the independent directors as a group or with any director by writing to them, c/o Gina Champion, Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or by sending an e-mail to SCANAindependentdirectors16@scana.com (for correspondence to the independent directors), to SCANAchairman16@scana.com (for correspondence to the CEO/Chairman) or to gchampion@scana.com (for correspondence to a particular director). Interested parties also may communicate with the chair of the following Committees by sending an e-mail to: auditchair16@scana.com, compensationchair16@scana.com, or nomandgovchair16@scana.com. The Corporate Secretary may initially review communications to Directors and send a summary to the Directors, but has discretion to exclude from transmittal any communications that are commercial advertisements or other forms of solicitation or individual service or billing complaints (although all communications are available to the Directors at their request). The Corporate Secretary will forward to the Directors any communications raising substantive issues.

Prohibition on Hedging, Margining or Pledging of Shares

Our Insider Trading Policy prohibits officers, directors, employees and related persons from pledging, margining or engaging in hedging transactions with respect to shares of the Company’s common stock.

SCANA’s Code of Conduct & Ethics

All of our employees (including the Chief Executive Officer, Chief Financial Officer, President and Controller) and Directors are required to abide by the SCANA Code of Conduct & Ethics (the “Code of Conduct”) to ensure that our business is conducted in a consistently legal and ethical manner. The Code of Conduct forms the foundation of a comprehensive process that promotes compliance with corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and a belief in the integrity of our employees. Our policies and procedures cover all areas of business conduct and require adherence to all laws and regulations applicable to the conduct of our business.

The full text of the Code of Conduct is published on our website, at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the “About – Corporate Governance” caption, and a copy is also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Conduct on our website within two business days following the date of such amendment or waiver.

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RELATED PARTY TRANSACTIONS

Our Governance Principles and Nominating and Governance Committee Charter address independence requirements for our Directors. As part of our independence analysis, our Nominating and Governance Committee must review and assess any related party transactions involving our Directors and their immediate family members and certain of their affiliates as required by the New York Stock Exchange Listing Standards. Our Governance Principles also address Director requirements for avoidance of conflicts of interest and disclosure of conflicts of interest or potential conflicts of interest, and prohibit loans or extensions of credit to Directors. Our Code of Conduct addresses requirements for avoidance of conflicts of interest by all of our employees. Our Governance Principles, Nominating and Governance Committee Charter and Code of Conduct are all written documents. With the exception of annual director and officer questionnaires, our Governance Principles, our Code of Conduct, and our Nominating and Governance Committee Charter, there are no additional written policies and procedures relating to the review, approval or ratification of related party transactions by the Board.

To help us perform our independence and related party transaction analysis, we require that each senior executive officer, executive officer, director and director nominee complete an annual questionnaire and report all transactions with us in which such persons (or their immediate family members and certain of their affiliates) had or will have a direct or indirect material interest (except for salaries and other compensation and benefits, directors’ fees, and dividends on our stock). It is our general intention to avoid such transactions. Our General Counsel reviews responses to the questionnaires and any other information about related party transactions that may be brought to his attention. We use the questionnaires and the annual Code of Conduct training to help ensure the effective implementation and monitoring of compliance with such policies and procedures. If any such related party transactions are disclosed, they are reviewed by the Nominating and Governance Committee pursuant to the requirements of its Charter. If appropriate, any such transactions are submitted to the Board for approval.

The Nominating and Governance Committee does not use any formal written standards in determining whether to submit a related party transaction to the Board for approval. As noted above, we attempt to avoid such transactions altogether. On the rare occasions when such transactions have arisen, our Nominating and Governance Committee, which is comprised solely of independent Board members, reviewed the proposed or actual transactions and utilized their business judgment to determine which of them should be submitted for review to the full Board. In practice, all such transactions that have arisen in recent years have been reviewed by the full Board, even when they were well below the threshold for proxy statement disclosure and below the threshold at which director independence could be compromised.

The types of transactions that have been reviewed in the past include the purchase and sale of goods, services or property from companies for which our Directors serve as executive officers or Directors, the purchase of financial services and access to lines of credit from banks for which our directors serve as executive officers or directors, and senior executive officer relocation and severance benefits. During 2015, the only related party transactions discussed and approved were the severance benefits provided to, and post-retirement agreements with, a former named executive officer, all of which were disclosed in our 2015 Proxy Statement, and are disclosed in the Summary Compensation Table and footnotes thereto on page 44 of this Proxy Statement.

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

The following table lists the amounts of our common stock beneficially owned on February 22, 2016, by each director, each nominee, each person named in the Summary Compensation Table on page 44, and all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)(4)(5)	Percent of Class
K. B. Marsh	45,989	*
J. E. Addison	23,901	*
S. A. Byrne	25,232	*
R. T. Lindsay	2,867	*
W. K. Kissam	18,655	*
G. E. Aliff	968	*
J. A. Bennett	47,187	*
J. F. A. V. Cecil	5,553	*
S. A. Decker	1,032	*
D. M. Hagood	21,705	*
J. M. Micali	32,963	*
L. M. Miller	65,613	*
J. W. Roquemore	38,746	*
M. K. Sloan	61,371	*
H. C. Stowe	45,741	*
A. Trujillo	5,553	*
All executive officers and directors as group (21 persons)	569,932	*
*	Less than 1%
(1)	Includes shares purchased through February 22, 2016 by the Trustee under the SCANA Corporation 401(k) Retirement Savings Plan.
(2)	Includes hypothetical shares acquired under the Director Compensation and Deferral Plan. These hypothetical shares are paid out in shares and do not have voting rights. As of February 22, 2016, the following directors had acquired the following numbers of hypothetical shares: Messrs. Aliff — 968; Bennett — 43,824; Cecil — 479; Hagood — 20,339; Micali — 31,963; Roquemore — 24,646; Sloan — 61,312; Stowe — 42,022; and Ms. Miller — 61,006.
(3)	Hypothetical shares acquired under the Executive Deferred Compensation Plan are not included in the above table. These hypothetical shares are paid out in cash and do not have voting rights. As of February 22, 2016, the following officers and directors had acquired the following numbers of hypothetical shares: Messrs. Marsh — 19,278; Addison — 804; Byrne — 28,756; Kissam — 149; and Hagood — 2,594.
(4)	Includes shares owned by close relatives and/or shares held in trust for others, as follows: other executive officers as a group — 11,604.
(5)	Does not include shares owned by Mr. Bullwinkel, who is named in the Summary Compensation Table but retired in January 2015.

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FIVE PERCENT BENEFICIAL OWNERSHIP OF SCANA COMMON STOCK

The following table provides information about persons known by us to be the beneficial owners of more than five percent of our common stock as of December 31, 2015. This information was obtained from Schedules 13G filed with the Securities and Exchange Commission and we have not independently verified it.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
SCANA Corporation 401(k) Retirement Savings Plan Bank of America, N.A., as Trustee 1300 Merrill Lynch Drive Third Floor Pennington, NJ 08534	12,560,214	(1)	8.8%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	11,939,417	(2)	8.4%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	11,768,122	(3)	8.2%
(1)	The SCANA Corporation 401(k) Retirement Savings Plan has shared power to vote and dispose of these shares. Participants have the opportunity to give voting instructions to the plan trustee with respect to shares held in their accounts, and the trustee is required to vote the shares in accordance with such instructions. Shares that are not voted by participants are voted proportionally to the Plan shares voted.
(2)	In its most recently filed Schedule 13G, BlackRock, Inc. reported sole voting power with respect to 10,664,331 shares, and sole dispositive power with respect to all 11,939,417 shares and shared voting or dispositive power with respect to no shares.
(3)	In its most recently filed Schedule 13G, The Vanguard Group, Inc. reported sole voting power with respect to 268,423 shares, shared voting power with respect to 12,500 shares, sole dispositive power with respect to 11,488,807 shares, and shared dispositive power with respect to 279,315 shares.

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EXECUTIVE COMPENSATION

Compensation Committee Processes and Procedures

Our Compensation Committee, which is comprised entirely of independent directors, administers our senior executive compensation program. Compensation decisions for all senior executive officers are approved by the Compensation Committee and recommended by the Committee to the full Board for final approval. The Committee considers recommendations from our Chairman and Chief Executive Officer in setting compensation for senior executive officers.

In addition to attendance by members of the Compensation Committee, the Committee’s meetings are also regularly attended by our Chairman and Chief Executive Officer, our Senior Vice President of Administration and Human Resources Department employees, as well as management’s and the Board’s compensation consultants. At each meeting the Committee also meets in executive session without members of management present. The Chairman of the Committee reports the Committee’s recommendations on executive compensation to the Board of Directors. Our Human Resources, Tax and Finance Departments support the Compensation Committee in its duties, and the Committee may delegate authority to these departments to fulfill administrative duties relating to our compensation programs.

The Committee has the authority under its Charter to retain, approve fees for, and terminate advisors, consultants and others as it deems appropriate to assist in the fulfillment of its responsibilities. Since 2012, the Committee has engaged the services of its own independent compensation consultant, Pearl Meyer & Partners. Prior to 2012, the Committee had not historically retained its own compensation consultant, but rather used relevant information provided to us by management’s consultant, Willis Towers Watson. The Committee used this information to assist it in carrying out its responsibilities for overseeing matters relating to compensation plans and compensation of our senior executive officers. The Committee continues to use information provided by Willis Towers Watson, but with advice from Pearl Meyer & Partners. Using information provided by a national compensation consultant helps assure the Committee that our policies for compensation and benefits are competitive and aligned with utility and general industry practices. However, the Committee believes that engaging its own independent compensation consultant eliminates the appearance of any potential conflict of interest that might arise due to management’s consultant also performing other services for the Company. Pearl Meyer & Partners does not perform any additional services for the Company.

The Compensation Committee has assessed the independence of Pearl Meyer & Partners pursuant to Securities and Exchange Commission rules and New York Stock Exchange Listing Standards and determined that Pearl Meyer & Partners’ work for the Compensation Committee does not raise any conflict of interest. Willis Towers Watson continues to serve as management’s executive officer and director compensation consultant.

Compensation Committee Interlocks and Insider Participation

During 2015, decisions on various elements of executive compensation were made by the Compensation Committee. No officer, employee, former officer or any related person of SCANA or any of its subsidiaries served as a member of the Compensation Committee.

The directors who served on the Compensation Committee during 2015 were:

Mr. Maceo K. Sloan, Chairman

Mr. James A. Bennett

Mr. John F. A. V. Cecil

Mr. James M. Micali

Mr. James W. Roquemore

Mr. Harold C. Stowe

Compensation Risk Assessment

Our Human Resources, Risk Management, and Legal Departments have jointly reviewed our compensation policies and procedures to determine whether they present a significant risk to the Company. Based on this review we have concluded that our compensation policies and procedures for all employees are not reasonably likely to have a material adverse effect on the Company. Our annual incentive compensation plans for all employees are structured such that appropriate limits are in place to discourage excessive risk taking. In addition, all leadership level employees

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who are in a position to effect significant policies or projects have compensation at risk on both a short- and long-term basis, which we believe discourages excessive risk taking and encourages supervision of any risk related activities by other employees. Our compensation programs and policies, including our senior executive officer share ownership requirements, reward consistent, long-term performance by heavily weighting leadership level compensation to long-term incentives that reward stock, financial, and operating performance. In addition, all of our senior executive officers, who are also members of our Risk Management Committee, oversee and approve individual and business unit objectives for their areas of responsibility so they are positioned to report any risk associated with such individual or business unit objectives to the Risk Management Committee.

Compensation Discussion and Analysis

Objectives and Philosophy of Executive Compensation

Our senior executive compensation program is designed to support our overall objective of increasing shareholder value by:

•	Hiring and retaining premier executive talent;

•	Having a pay-for-performance philosophy that links total rewards to achievement of corporate, business unit and individual goals, and places a substantial portion of pay for senior executives at risk;

•	Aligning the interests of executives with the long-term interests of shareholders through long-term equity-based incentive compensation; and

•

Ensuring that the elements of the compensation program focus on and appropriately balance our financial, customer service, operational and strategic goals, all of which are crucial to achieving long-term results for our shareholders.

We have designed our compensation program to reward senior executive officers for their individual and collective performance and for our collective performance in achieving goals for growth in earnings per share and total shareholder return and other annual and long-term business objectives. We believe our program performs a vital role in keeping executives focused on improving our performance and enhancing shareholder value while rewarding successful individual executive performance in a way that helps to assure retention.

The following discussion provides an overview of our compensation program for all of our senior executive officers (for 2015, a group of 10 people who are at the level of senior vice president and above), as well as a specific discussion of compensation for our Chief Executive Officer, our Chief Financial Officer and the other executive officers named in the Summary Compensation Table that follows this “Compensation Discussion and Analysis.” In this discussion, we refer to the executives named in the Summary Compensation Table as “Named Executive Officers.”

Principal Components of Executive Compensation

During 2015, senior executive compensation consisted primarily of three key components: base salary, short-term cash incentive compensation, and long-term equity-based incentive compensation (under the shareholder-approved Long-Term Equity Compensation Plan). We also provide various additional benefits to senior executive officers, including health, life and disability insurance plans, retirement plans, change in control arrangements, limited perquisites, and, if appropriate, severance and termination benefits. The Compensation Committee makes its decisions about how to allocate senior executive officer compensation among base salary, short-term cash incentive compensation and long-term equity-based incentive compensation on the basis of market information and analysis provided by management’s compensation consultant, and our goals of remaining competitive with the compensation practices of a group of surveyed companies and of linking compensation to our corporate performance and individual senior executive officer performance. We also evaluate the market information for specific positions to ensure we account for internal equity considerations. At the Committee’s discretion, information used or provided by management, or provided by management’s compensation consultant to assist the Committee in making its decisions, may be reviewed by the Committee’s independent compensation consultant, Pearl Meyer & Partners.

A more detailed discussion of each of these components of senior executive officer compensation, the reasons for awarding such types of compensation, the considerations in setting the amounts of each component of compensation, the amounts actually awarded for the periods indicated, and various other related matters are set forth in the sections below.

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Factors Considered in Setting Senior Executive Officer Compensation

Use of Market Surveys and Peer Group Data

We believe it is important to consider comparative market information about compensation paid to executive officers of other companies in order to remain competitive in the executive workforce marketplace. We want to attract and retain highly skilled and talented senior executive officers who have the ability to carry out our short- and long-term goals. To do so, we must be able to compensate them at levels that are competitive with compensation offered by other companies in our business or geographic marketplace that seek similarly skilled and talented executives. Accordingly, we consider market survey results in establishing all components of compensation. The market survey information is provided to us approximately every other year by management’s compensation consultant. In years in which management’s consultant does not provide us with market survey information, and when we require updated information, our process may be to apply an aging factor to the prior year’s information with assistance from management’s consultant, based on its experience in the marketplace. Compensation decisions for 2015 were based on a compensation survey performed in 2013 by management’s compensation consultant, Willis Towers Watson. Prior to management’s consultant conducting the market survey, we assist management’s consultant in understanding the key duties and responsibilities of our positions, which enables the consultant to match our positions with benchmark positions in its database. If management’s consultant is unable to find an exact match for one of our positions in the consultant’s database due to variances in duties and/or position level, we may assist management’s consultant in identifying the most similar position. The market survey information may then be adjusted upward or downward as necessary to match the position as closely as possible.

Our goal is to set base salary and short- and long-term incentive compensation for our senior executive officers at the median (50th percentile) of compensation paid for similar positions by the companies included in the market surveys. We generally set our target at the median because we believe this target will meet the requirements of most of the persons we seek to hire and retain in our geographic area, and because we believe it is fair both to us and to the executives. Variations to this objective may, however, occur as dictated by the experience level of the individual, internal equity, need for specialized talent, and market factors. We do not set a target level for broad-based benefits for our senior executive officers, but we believe our broad-based benefits are approximately at the median.

The companies included in the market survey are a group of utilities and general industry companies of various sizes in terms of revenue. Approximately half of the companies included in the 2013 market survey had substantially the same levels of annual revenues as we had, while the remainder had revenues ranging from one-third to not greater than 3.8 times our revenues. Market survey results for positions may be size-adjusted using regression analysis to account for these differences in company revenues, which in turn are viewed as a proxy for measuring the relative scope and complexity of the business operations.

The companies included in the 2013 market survey we used in connection with setting base salaries and short- and long-term incentive compensation for 2015, and the states in which they are headquartered are listed below:

Utility Industry: AGL Resources, Inc. (GA); Alliant Energy Corporation (WI); Ameren Corporation (MO); Avista Corp. (WA); CenterPoint Energy, Inc. (TX); CMS Energy Corporation (MI); Dominion Resources, Inc. (VA); Duke Energy Corporation (NC); NextEra Energy, Inc. (FL); Northeast Utilities (CT); OGE Energy Corporation (OK); Pepco Holdings, Inc. (DC); Pinnacle West Capital Corporation (AZ); Portland General Electric Co. (OR); Public Service Enterprise Group, Inc. (NJ); Sempra Energy (CA); Southern Company (GA); TECO Energy, Inc. (FL); UIL Holdings Corporation, (CT); UNS Energy, (AZ); Westar Energy, Inc. (KS); Wisconsin Energy Corporation (WI).

General Industry: Armstrong World Industries, Inc. (PA); Ball Corporation (CO); Curtiss-Wright, (NC); Eastman Chemical Company (TN); Hanesbrands, Inc. (NC); The Hershey Company (PA); Level 3 Communications, Inc. (CO); Mattel, Inc. (CA); MeadWestvaco Corporation (VA); Pitney Bowes, Inc. (CT); PolyOne Corporation, (OH); Rockwell Automation, Inc. (WI); Rockwell Collins, Inc. (IA); Sealed Air Corporation (NJ); Snap-on, Inc. (WI); Steelcase Inc. (MI); Terex Corporation (CT); The Scotts Miracle-Gro Company (OH); Tupperware Brands, (FL); Unisys Corporation (PA).

We believe the utilities included in our market survey are an appropriate group to use for compensation comparisons because they align well with our revenues, the nature of our business and workforce, and the talent and skills required for safe and successful operations. We believe the additional non-utility companies included in our market survey are appropriate to include in our comparisons because they align well with our revenues, and are the types of companies that might be expected to seek executives with the same general skills and talents as the executives we are trying to attract and retain in our geographic area. The companies we use for comparisons may change from time to time based on the factors discussed above.

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To make comparisons with the market survey results, we generally divide all of our senior executive officers into utility and non-utility executive groups — that is, executive officers whose responsibilities are primarily related to utility businesses and require a high degree of technical or industry-specific knowledge (such as electrical engineering, nuclear engineering or gas pipeline transmission), and those whose responsibilities are more general and do not require such specialized knowledge (such as business, finance, and other corporate support functions). We then attempt to match to the greatest degree possible our positions with similar positions in the survey results. We may blend the survey results to achieve what we believe is an appropriate comparison.

We also use performance data covering a larger peer group of utilities in determining long-term equity incentive compensation under our shareholder-approved Long-Term Equity Compensation Plan, as discussed under “Long-Term Equity Compensation Plan.”

Personal Qualifications

In addition to considering market survey comparisons, we consider each senior executive officer’s knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as a senior executive officer.

Mr. Marsh has been our Chairman and Chief Executive Officer since December 2011, and he has also served as our President and Chief Operating Officer since January 2011. Prior to January 2011, he served as our Senior Vice President from 1998 to January 2011, and as our Chief Financial Officer from 1996 to April 2006. He previously served as President of South Carolina Electric & Gas Company (“SCE&G”), our largest subsidiary from April 2006 to November 2011, and as SCE&G’s Chief Operating Officer from April 2006 to January 2011. Mr. Marsh previously practiced as a certified public accountant and has been with us for over 30 years. As our Chief Executive Officer, Mr. Marsh has responsibility for strategic planning, development of our senior executive officers and oversight of our operations.

Mr. Addison was appointed Executive Vice President of SCANA in January 2012, and he has served as our Chief Financial Officer since April 2006. Additionally, in May 2014, Mr. Addison was appointed President and Chief Operating Officer of our subsidiary, SCANA Energy Marketing, Inc. In October 2014 he was appointed President and Chief Operating Officer of our subsidiary, SCANA Communications, Inc., and served in these capacities until its sale in February 2015. Prior to January 2012, Mr. Addison had served as a Senior Vice President of SCANA since 2006 and Vice President of Finance from 2001 to 2006. As Chief Financial Officer, he is responsible for all of our financial operations, including accounting, treasury, investor relations, shareholder services, taxation and financial planning, as well as our information technology functions. During 2015, Mr. Addison was also responsible for risk management. Mr. Addison is a certified public accountant and has been with us for 25 years.

Mr. Byrne is an Executive Vice President of SCANA, as well as President of Generation and Transmission and Chief Operating Officer of SCE&G. In these positions he is responsible for overseeing a diversified fleet of coal, natural gas, hydro, nuclear and renewable generating facilities as well as the operation and planning of our high voltage transmission system. His nuclear responsibilities include overseeing the construction of our two new units. He was previously our Chief Nuclear Officer. He is a degreed engineer with over 30 years of utility experience and has held a Nuclear Regulatory Commission Senior Reactor Operator’s license. Mr. Byrne has been with us for 20 years.

Mr. Lindsay is a Senior Vice President and the General Counsel of SCANA and its subsidiaries. He is responsible for oversight of all legal, legal regulatory, environmental, and corporate secretary functions. Mr. Lindsay has been with us for 7 years and has more than 40 years experience as an attorney, which includes more than 25 years serving in a General Counsel role.

Mr. Kissam is a Senior Vice President of SCANA, as well as the President of Retail Operations for SCE&G. In these positions he is responsible for providing leadership and strategic planning for the safe and reliable construction, maintenance, and operations of our electric transmission and distribution systems. He also oversees the Company’s renewable energy initiatives. Mr. Kissam has been with us for 28 years.

Other Factors Considered

In addition to the foregoing information, we consider the fairness of the compensation paid to each senior executive officer in relation to what we pay our other senior executive officers. Our Compensation Committee also considers recommendations from our Chairman and Chief Executive Officer in setting compensation for senior executive officers.

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We review our compensation program and levels of compensation paid to all of our senior executive officers, including the Named Executive Officers, annually and may make adjustments based on the foregoing factors as well as other subjective factors.

In 2015, our Compensation Committee reviewed summaries of compensation components (“tally sheets”) for all of our senior executive officers, including the Named Executive Officers. These tally sheets reflect changes in compensation during the prior year, if any, and affix dollar amounts to each component of compensation. Although the Committee did not make any adjustments to executive compensation in 2015 based solely on its review of the tally sheets, it intends to continue to use such tally sheets in the future to review each component of the total compensation package, including base salaries, short- and long-term incentives, severance plans, insurance, retirement and other benefits, as a factor in determining the total compensation package for each senior executive officer.

Timing of Senior Executive Officer Compensation Decisions

Annual salary reviews are routinely conducted and any adjustments are made, and short- and long-term incentive compensation awards are routinely granted in February of each year at the first regularly scheduled Compensation Committee and Board meetings. Determinations are also made at those meetings as to whether to pay out awards under the most recently completed cycle of short- and long-term incentive compensation (which include equity based incentive compensation). Compensation determinations also may be made by the Committee at its other quarterly meetings in the case of newly hired executives, promotions of employees, or adjustments of existing employees’ compensation that could not be deferred until the February meeting. We routinely release our annual and quarterly earnings information to the public in conjunction with the quarterly meetings of our Board.

Base Salaries

Senior executive officer base salaries are divided into grade levels based on market data for similar positions, experience and certain internal equity considerations. The Compensation Committee believes it is appropriate to set base salaries at a reasonable level that will provide executives with a predictable income base. Accordingly, base salaries are targeted at the median (50th percentile) of the market survey data with the exception of Mr. Marsh’s salary, which is targeted at the 75th percentile. The Compensation Committee reviews base salaries annually and makes adjustments, if appropriate, on the basis of an assessment of individual performance, relative levels of accountability, prior experience, breadth and depth of knowledge, specialized talent required for new operational initiatives, changes in market compensation practices as reflected in market survey data, and relative compensation levels within our Company. In February 2015, certain of the Named Executive Officers received base salary increases in the following percentages: Mr. Marsh, 4.5%; Mr. Addison, 4.6%; Mr. Byrne, 4.6%; Mr. Lindsay, 3%; and Mr. Kissam, 3.8%. Such increases were based on individual performance and the degree to which the Named Executive Officers’ base salaries were below the market rate for their positions and certain internal equity considerations.

Short-Term and Long-Term Incentive Compensation

Our senior executive officer compensation program provides for both short-term incentive compensation in the form of annual cash incentive compensation, and long-term equity-based incentive compensation payable at the end of periods which have historically lasted three years. Both our Short-Term Annual Incentive and Long-Term Equity Compensation Plans promote our pay-for-performance philosophy, as well as our goal of having a meaningful amount of pay at-risk, and we believe both plans provide us a competitive advantage in recruiting and retaining top quality talent.

We believe the Short-Term Annual Incentive Plan provides our senior executive officers with an annual stimulus to achieve short-term individual and business unit or departmental goals and short-term corporate earnings goals that ultimately help us achieve our long-term corporate goals. We believe the long-term equity-based incentive compensation counterbalances the emphasis of short-term incentive compensation on short-term results by focusing our senior executive officers on achievement of our long-term corporate goals, providing additional incentives for them to remain our employees by ensuring that they have a continuing stake in the long-term success of the Company, and significantly aligning the interests of senior executive officers with those of our shareholders.

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Short-Term Annual Incentive Plan

Our Short-Term Annual Incentive Plan provides financial incentives for performance in the form of opportunities for annual incentive cash payments. Participants in the Short-Term Annual Incentive Plan currently include not only our senior executive officers, but also approximately 243 additional employees, including other officers, senior management, division heads and other professionals whose positions or levels of responsibility make their participation in the plan appropriate. Our Chief Executive Officer recommends, and the Compensation Committee approves, the performance measures, operational goals and other terms and conditions of incentive awards for senior executive officers, including the Named Executive Officers, except the Chief Executive Officer, for whom such determinations are made by the Committee along with the other independent directors.

The Compensation Committee reviews and approves target short-term incentive awards at its first regularly scheduled meeting each year based on percentages assigned to each executive salary grade. Payouts of actual short-term incentive awards are based both on the Company’s achieving pre-determined earnings per share goals in the coming year, and on each senior executive officer’s level of performance in achieving his or her individual and business unit financial and strategic objectives. The Committee selected these performance metrics because it believes they are key measures of financial and operational success, and that achieving our earnings and strategic goals supports the interests of our shareholders. In assessing accomplishment of objectives, the Committee considers the difficulty of achieving each objective, unforeseen obstacles or favorable circumstances that might have altered the level of difficulty in achieving the objective, overall importance of the objective to our long-term and short-term goals, and importance of achieving the objective to enhancing shareholder value. Changes in annual target short-term incentive awards can be made if there are changes in the senior executive officer’s salary grade level that warrant a target change.

For 2015, the awards under the Short-Term Annual Incentive Plan provided that:

•	50% of the target annual cash incentive award would be earned based on the extent to which we met designated earnings per share goals; and

•

50% of the target award would be earned based on our Named Executive Officers and the other participants’ achieving individual and business unit performance objectives. The Committee reviewed and approved all senior executive officer individual and business unit objectives, and the Committee, along with the other independent directors, approved the Chief Executive Officer’s individual and business unit objectives.

Payouts of awards are scaled based on the levels at which these goals are met. The 2015 Short-Term Annual Incentive Plan further provided that, if we exceeded our earnings per share goals, payouts of up to 130% of the target awards could be earned, which would also be scaled based on the extent to which we exceeded such earnings per share goals. See “—Above Target Awards Earned Based on Exceeding the Earnings Per Share Goals of the 2015 Annual Incentive Award” beginning on page 34. The Short-Term Annual Incentive Plan also allows discretionary awards up to 20% of target awards, not to exceed a total award of 150% of target for any participant. See “—Discretionary Bonus Awards” beginning on page 35.

The estimated possible payouts that could have been earned under the 2015 Short-Term Annual Incentive Plan if performance objectives were met at threshold, target and maximum levels are set forth in the “2015 Grants of Plan-Based Awards” table on page 45. The 2015 payouts under the Short-Term Annual Incentive Plan based on our achieving our earnings per share goal, and our Named Executive Officers’ achieving their individual and business unit objectives, are reflected in the “Summary Compensation Table” on page 44, under the column “Non-Equity Incentive Plan Compensation.”

Earnings per Share Component of the 2015 Annual Incentive Award

Up to 50% of the total 2015 annual incentive award could be earned based on the extent to which we met our earnings per share goals as set forth below:

Basic earnings per share	$5.00	$5.01	$5.02	$5.03	$5.04	$5.05	$5.06	$5.07	$5.08	$5.09	$5.10
Payout (as % of target award)	10%	14%	18%	22%	26%	30%	34%	38%	42%	46%	50%

Our actual basic earnings per share for 2015 were $5.22, which resulted in our senior executive officers, and the other participants in the Short-Term Annual Incentive Plan, earning 100% on the 50% of the earnings per share component of the 2015 annual incentive award.

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Individual Strategic Objectives Component of 2015 Annual Incentive Award

The remaining 50% of the 2015 annual incentive award was based on our senior executive officers’ level of performance in helping us achieve our annual business objectives by achieving their individual and business unit performance objectives.

With the exception of one, all of our Named Executive Officers achieved all of their individual and business unit financial and strategic objectives. Accordingly, our Named Executive Officers earned 100% on the 50% of the annual incentive award based on individual and business unit performance, with the exception of Mr. Byrne, who earned 40% on the portion of the annual incentive award based on individual and business unit performance. Specifically, Mr. Byrne’s award was reduced by 5% due to a lower than goal pass rate for the potential nuclear operators who took the nuclear operator certification examination for our planned new nuclear facilities, and his award was also reduced by 5% due to a schedule delay that occurred during the Company’s recent nuclear refueling outage.

Individual Strategic Objectives on which 2015 Annual Incentive Awards were Based

All of our Named Executive Officers were responsible for specific financial metrics to support the Company’s earnings per share goals as well as the evaluations and development of plans to support the Company’s workforce diversity objectives. Specifically, each Named Executive Officer was required to contribute to the Company’s objective to meet a 4.5% earnings per share growth target in excess of 2014 weather normalized results, while taking into account a reduction of $.04 in earnings per share due to the short-term dilutive impact of the Company’s recent subsidiary sales. The financial metric also required the identification of additional pre-tax income for 2016. All of our Named Executive Officers were also responsible for completing an analysis of their areas of responsibility in order to contribute to the Company’s development of a workforce diversity plan.

In addition to the common goals as set forth above, the individual and business unit strategic objectives the Compensation Committee considered in determining short-term incentive awards for the Named Executive Officers were as follows:

Mr. Marsh’s award was based on his oversight of our new nuclear construction activities and providing leadership to senior executive officers to ensure successful completion of major 2015 corporate initiatives.

Mr. Addison’s award was based on his efforts to secure financing related to our new nuclear construction projects; completing a cyber plan and implementation of an Integrated Security Operations Center; and his oversight of our efforts to manage our expenses in order to meet regulatory objectives related to our base electric rates during the peak nuclear construction years.

Mr. Byrne’s award was based on his oversight of our new nuclear construction activities; his oversight related to licensing nuclear plant operators; his oversight of the successful completion of a scheduled refueling outage with respect to duration, budgeted cost and radiation dosage; and overseeing other regulatory objectives related to our base electric rates during the peak nuclear construction years.

Mr. Lindsay’s award was based on his oversight of technology implementation related to our board of directors and board-related documentation and his recommendation and oversight of implementation of technology-based security requirements for legal service vendors, as well as providing oversight of our evaluation of new/proposed EPA rules and regulations.

Mr. Kissam’s award was based on his oversight of specific safety and customer reliability goals for electric operations; and his oversight and leadership of our efforts to develop and implement renewable energy initiatives including our participation and leadership in developing legislation related to renewable energy in South Carolina.

Mr. Bullwinkel retired in January 2015 and did not participate in the 2015 Short-Term Annual Incentive Plan.

Above Target Awards Earned Based on Exceeding the Earnings per Share Goals of the 2015 Annual Incentive Award

As discussed in the foregoing sections, all of our Named Executive Officers, except Mr. Byrne, earned 100% of their target awards under the 2015 Short-term Annual Incentive Plan, based 50% on our achieving our earnings per share goals and 50% on their meeting individual and business unit objectives. Mr. Byrne earned 90% of his target award, based 50% on our achieving our earnings per share goals and 40% on his meeting individual and business unit objectives.

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In addition to the 50% of the awards earned based on earnings per share and the 50% of the awards earned based on results of individual and business unit strategic objectives, our 2015 Short-Term Annual Incentive Plan provided that awards of up to 130% of target awards could be earned if basic earnings per share goals exceeded the target of $5.10 as set forth below:

Basic earnings per share	$5.11	$5.12	$5.13	$5.14	$5.15	$5.16	$5.17	$5.18	$5.19	$5.20
Payout (as % of target award)	103%	106%	109%	112%	115%	118%	121%	124%	127%	130%

Our actual basic earnings per share for 2015 were $5.22, which resulted in our senior executive officers, and the other participants in the Short-Term Annual Incentive Plan, earning 130% of target awards, with the exception of Mr. Byrne who earned a total Short-Term Annual Incentive award of 117% of target as a result of not fully achieving his individual and business unit objectives.

Discretionary Bonus Awards

Our Short-Term Annual Incentive Plan allows discretionary awards as may be recommended by our Compensation Committee and approved by our full Board (or all independent directors in the case of the Chief Executive Officer) up to 20% of target awards. The discretion may be applied for all or for individual participants, but no participant’s award may exceed 150% of the participant’s target award. Our Board also has the discretion to decrease any or all awards made pursuant to the Short-Term Annual Incentive Plan. During 2015, our Board did not make any discretionary awards, or decrease any awards, to any Named Executive Officers in the Short-Term Annual Incentive Plan.

Other Discretionary Bonus Award to a Named Executive Officer

In 2015, the Board granted a $500,000 discretionary bonus to Mr. Bullwinkel based on his leadership and efforts to sell two of our subsidiaries for a combined sales price of approximately $650 million. The discretionary bonus paid to Mr. Bullwinkel is reflected on the Summary Compensation Table on page 44 under the column “Bonus”. This award was made separate from the Short-Term Annual Incentive Plan.

Long-Term Equity Compensation Plan

The potential value of long-term equity-based incentive compensation opportunities comprises a significant portion of the total compensation package for senior executive officers and key employees. The Compensation Committee believes that emphasizing this component of total compensation provides the appropriate long-range focus for senior executive officers and other key employees who are charged with responsibility for managing the Company and achieving success for our shareholders because it links the amount of their compensation to our long-term business and financial performance.

A portion of each senior executive officer’s potential compensation consists of awards under the Long-Term Equity Compensation Plan. The types of long-term equity-based compensation the Compensation Committee may award under the Plan include incentive and non-qualified stock options, stock appreciation rights (either alone or in tandem with a related stock option), restricted stock, restricted stock units, performance units and performance shares. In recent years, our long-term equity-based awards have been in the form of performance shares and restricted stock units. These long-term equity-based awards are granted subject to satisfaction of specific performance goals and vesting schedules. For the 2013-2015 and the 2014-2016 performance periods, awards under the Long-Term Equity Compensation Plan consisted of 80% performance shares and 20% restricted stock units. For the 2015-2017 performance period, awards under the Long-Term Equity Compensation Plan consisted of 70% performance shares and 30% restricted stock units. The Committee has not awarded stock options since 2002 and has no plans to do so in the foreseeable future, and the Committee has not awarded any stock appreciation rights under the Plan.

We believe awards of performance shares align the interests of our executives with those of shareholders because the value of such awards is tied to our achieving financial and business goals that would be expected to affect the value of our common stock. We believe awards of restricted stock units align the interests of our executives with those of shareholders in that they ensure a long-term view of success, and we believe the three-year vesting schedule aids in retention of executives. Although restricted stock units do not have the same risk of forfeiture for failure to meet performance thresholds associated with performance shares, they have no upside potential for payout above target level.

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Performance Share Awards

For several years prior to 2015, the Compensation Committee granted performance share awards that were earned, if at all, over a three-year period measured in three one-year cycles based on comparative Total Shareholder Return (“TSR”) and earnings per share growth components. Beginning with grants made in February 2015, however, the three-year periods will be measured in a single three-year cycle. Performance share awards based on these components place a portion of executive compensation at risk because executives are compensated pursuant to the awards only when the objectives for TSR and earnings growth are met. Additionally, comparing our TSR to the TSR of a group of other companies reflects our recognition that investors could have invested their funds in other entities and measures how well we performed over time when compared to others in the group.

Performance share awards are denominated in shares of our common stock. The number of target performance shares into which awards are denominated is calculated by multiplying the Named Executive Officer’s base salary by a target percentage based on positions cited in the market survey data and dividing the product by a valuation factor applied to our opening stock price on the date of grant. The target percentage is derived from market survey data of the peer companies listed above under “Factors Considered in Setting Senior Executive Officer Compensation — Use of Market Surveys and Peer Group Data.” The valuation factor is provided to us by management’s compensation consultant and is intended as a means to establish a grant date salary equivalent value that takes into consideration such factors as dividend treatment, potential for maximum performance, and the treatment of awards upon termination. Performance share awards may be paid in stock or cash or a combination of stock and cash at the Committee’s discretion, but are most frequently paid in cash. In recent years, all payouts have been in cash. Payouts are based on the closing market price of our stock on the last business day of the three-year performance period.

2013-2015 Performance Share and Restricted Stock Unit Awards

For the 2013-2015 period, we granted awards under the Long-Term Equity Compensation Plan to each of the Named Executive Officers comprised of a combination of 80% performance shares and 20% restricted stock units.

Components of 2013-2015 Performance Share Awards

For the 2013-2015 period, the components on which we based performance share awards to senior executive officers were as follows: (1) our TSR relative to the TSR of a peer group of companies; and (2) a growth in earnings component based on growth in “GAAP-adjusted basic net earnings per share from operations.”1 TSR over the performance period was equal to the change in our common stock price, plus cash dividends paid on our common stock during the period, divided by the common stock price as of the beginning of the period. One half of target performance shares were based on the TSR component and one half were based on the earnings growth component.

Performance measurement and award determinations for the performance shares for the 2013-2015 period were made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period. Accordingly, payouts under the 2013-2015 three-year period were earned for each year that performance goals were met during the three-year period, but vesting and payment were deferred until the end of the three-year period and were contingent upon the participant still being employed with us at the end of the three-year period, subject to certain exceptions in the event of retirement, death or disability. Payouts would also have been accelerated in the event of certain change in control events. See “ — Potential Payments Upon Termination or Change in Control.”

Performance Criteria for the 2013-2015 Performance Share Awards and Earned and Vested Awards for the 2013-2015 Performance Period

Payouts based on the TSR component of the 2013-2015 performance share awards were scaled according to our ranking against a peer group of utilities. Executives could earn threshold payouts (equal to 25% of target award) for each year of the three-year period in which we ranked at the 25th percentile in relation to the peer group’s TSR

[1]	“GAAP-adjusted basic net earnings per share from operations,” “GAAP-adjusted basic net earnings per share,” and “GAAP-adjusted weather-normalized basic net earnings per share,” as used throughout this proxy statement, are synonymous terms that we have used over time in our periodic reports and external communications to refer to the same non-GAAP financial measure. We believe that this non-GAAP financial measure provides a consistent basis upon which to measure performance from year to year. The measure has historically excluded from earnings such items as the effects arising from abnormal weather, the Company’s adoption of new accounting guidance, the favorable settlement of certain litigation, and the effects of sales of certain investments. Management uses this measure when determining earnings guidance and growth projections and uses the measure in part in making budgetary and operational decisions. During 2013, both our GAAP-adjusted weather-normalized basic net earnings per share and our GAAP basic net earnings per share were $3.40. During 2014, our GAAP-adjusted weather-normalized basic net earnings per share of $3.58 were lower than our GAAP basic net earnings per share of $3.79 due to the exclusion of $0.21 attributable to the effects of abnormal weather in the Company’s electric business. During 2015, our GAAP-adjusted weather-normalized basic net earnings per share of $3.73 were lower than our GAAP basic net earnings per share of $5.22 due to the exclusion of $1.41 attributable to the sales of two subsidiaries and $.08 attributable to the effects of abnormal weather.

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performance for the one-year cycle. Target payouts (equal to 100% of target award) could be earned for each year of the three-year period in which we ranked at the 50th percentile in relation to the peer group’s TSR performance for the one-year cycle. Maximum payouts (equal to 175% of target award) could be earned for each year of the three-year period in which our performance ranked at or above the 90th percentile in relation to the peer group’s TSR performance for the one-year cycle. Payouts were scaled between 25% and 175% of target based on the actual percentile achieved. No payout could be earned if our performance was less than the 25th percentile, and no payouts could exceed 175% of the target award. Threshold, target and maximum payouts at the 25th, 50th and 90th percentiles were used because these generally matched the levels used by the companies in the market survey data.

The peer group of utilities with which we compared our TSR for the 2013-2015 period are set forth below:

Alliant Energy Corporation; Ameren Corporation; American Electric Power Company, Inc.; Avista Corporation; Centerpoint Energy Inc.; CMS Energy Corporation; Consolidated Edison, Inc.; Dominion Resources, Inc.; DTE Energy Company; Duke Energy Corporation; Edison International; Entergy Corporation; Exelon Corporation; FirstEnergy Corp.; Great Plains Energy, Inc.; Hawaiian Electric Industries, Inc.; Integrys Energy Group, Inc.; NextEra, Inc.; NiSource Inc.; Northeast Utilities; NorthWestern Corporation; NV Energy; OGE Energy Corp.; Pepco Holdings, Inc.; PG&E Corporation; Pinnacle West Capital Corporation; PNM Resources, Inc.; PPL Corporation; Public Service Enterprise Group, Inc.; Southern Company; TECO Energy, Inc.; UIL Holdings Corporation; UNS Energy Corporation; Vectren Corporation; Westar Energy, Inc.; Wisconsin Energy Corporation; XCEL Energy, Inc.

The number of utilities included in the peer group used for TSR comparisons is larger than the number included in the market survey utility peer group we use for purposes of setting base salary and short- and long-term incentive targets because information about TSR is publicly available for a larger number of utilities. We include only utilities in the TSR peer group because we have assumed that shareholders would measure our performance against performance of other utilities in which they might have invested.

For the first, second and third years of the 2013-2015 period, our TSR was at the 24th, 61st and 82nd percentiles, which resulted in no award being earned on the TSR component for the first year, 121% being earned for the second year, and 160% for the third year, vesting and payment of which were deferred until the end of the three-year period as discussed above. The overall payout of the TSR portion of the performance shares, which occurred in February 2016, was 93.7%.

For the half of performance shares based on our level of achieving growth in GAAP-adjusted basic net earnings per share from operations targets, executives could earn threshold payouts (equal to 25% of target award) for each year in the three-year period in which growth in GAAP-adjusted basic net earnings per share from operations equaled 1%. Executives could earn target payouts (equal to 100% of target award) for each year in which such growth equaled 4.5%, and maximum payouts (equal to 175% of target award) for each year in which such growth equaled or exceeded 8%. Potential payouts were scaled between 25% and 175% based on the actual growth in GAAP-adjusted basic net earnings per share from operations. No payouts could be earned for any year in which growth in GAAP-adjusted basic net earnings per share from operations was less than 1%, and no payouts could exceed 175% of target award.

For the first, second and third years of the 2013-2015 period, our growth in GAAP-adjusted basic net earnings per share from operations was 6.3%, 5.3% and 4.2%, respectively (6.3%, 11.5% and 38%, respectively, in GAAP basic net earnings per share from operations (see footnote 1 on page 36 for a reconciliation of our GAAP-adjusted basic net earnings per share from operations to our GAAP basic net earnings per share from operations)), which resulted in 138.6%,117% and 93.6% awards on the earnings per share component being earned for the first, second and third years, respectively, vesting and payment of which were deferred until the end of the three-year period as discussed above. The overall payout of the GAAP-adjusted basic net earnings per share from operations portion of the performance shares, which occurred in February 2016, was 116.4%.

The overall payout of the total TSR and GAAP-adjusted basic net earnings per share from operations components of the performance share awards for the 2013-2015 cycle, which occurred in February 2016, was 105%, and is reflected in the “2015 Option Exercises and Stock Vested” table on page 47.

2013-2015 Restricted Stock Unit Awards

The 2013-2015 restricted stock unit awards were granted on February 20, 2013, and were based on the fair market value of our common stock on the date of grant. The restricted stock units were subject to a three-year vesting period, and were not performance based. The restricted stock units did not have voting rights prior to vesting, and

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were subject to forfeiture in the event of termination of employment prior to the end of the vesting period, subject to exceptions for retirement, death, disability, or change in control. Information about vesting of the restricted stock unit award component of the 2013-2015 awards is reflected in the “2015 Option Exercises and Stock Vested” table on page 47. The restricted stock units were paid in cash in February 2016.

2014-2016 Performance Share and Restricted Stock Unit Awards

For the 2014-2016 period, we again granted awards under the Long-Term Equity Compensation Plan to each of the Named Executive Officers comprised of a combination of 80% performance shares and 20% restricted stock units.

Components of 2014-2016 Performance Share Awards

The components on which we based the 2014-2016 performance share awards were as follows: (1) one half to be earned based on our level of achieving TSR relative to the TSR of a peer group of companies; and (2) the remaining one half to be earned based on our level of achieving growth in GAAP-adjusted basic net earnings per share targets. The TSR measurement for the 2014-2016 performance share awards was the same as for the 2013-2015 awards. Performance measurement and award determination for the performance shares for the 2014-2016 period are also made on an annual basis with payment of awards being deferred until after the end of the three-year period on the same terms as for the 2013-2015 awards. See “Components of 2013-2015 Performance Share Awards.”

Performance Criteria for the 2014-2016 Performance Share Awards and Earned Awards for the 2014 and 2015 Performance Cycles

For the half of performance shares based on our level of achieving TSR targets, the performance criteria, and the TSR peer group of utilities used for the 2014-2016 period are again the same as those used for 2013-2015 period as discussed above under “Performance Criteria for the 2013-2015 Performance Share Awards and Earned and Vested Awards for the 2013-2015 Performance Period,” unless a company could no longer be included due to a merger, dissolution or other similar transaction.

For the first and second years of the 2014-2016 period, our TSR was at the 61st and 82nd percentiles, respectively which resulted in an award of 121% being earned for the first year and an award of 160% being earned for the second year.

For the half of performance shares based on our level of achieving growth in GAAP-adjusted basic net earnings per share targets, the performance criteria for the 2014-2016 period were again the same as those used for the 2013-2015 period, as discussed under “Performance Criteria for the 2013-2015 Performance Share Awards and Earned and Vested Awards for the 2013-2015 Performance Period,” except the GAAP-adjusted performance measure used was referred to as “GAAP-adjusted basic net earnings per share” instead of “GAAP-adjusted basic net earnings per share from operations.”

For the first and second years of the 2014-2016 period, our growth in GAAP-adjusted basic net earnings per share was 5.3% and 4.2%, respectively (11.5% and 38% in GAAP basic net earnings per share (see footnote 1 on page 36 for a reconciliation of our GAAP-adjusted basic net earnings per share to our GAAP basic net earnings per share)), which resulted in 117% and 93.6% awards on the earnings per share component being earned for the first and second years, respectively, vesting and payment of which will be deferred until the end of the three-year period as discussed above.

See the “Outstanding Equity Awards at 2015 Fiscal Year-End” table on page 46 for information about the number and value of performance shares that have been earned for the first and second years of the 2014-2016 period, but have not vested.

2014-2016 Restricted Stock Unit Awards

The 2014-2016 restricted stock unit awards were granted on February 20, 2014, and were based on the fair market value of our common stock on the date of grant. The restricted stock units are subject to a three-year vesting period, and are not performance based. The restricted stock units have the same terms as the 2013-2015 restricted stock units as discussed above under “2013-2015 Restricted Stock Unit Awards.” Information about the restricted stock unit awards outstanding at the end of 2015 is provided in the “Outstanding Equity Awards at 2015 Fiscal Year-End” table on page 46.

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2015-2017 Performance Share and Restricted Stock Unit Awards

As discussed above, taking into consideration comments from proxy advisors and the results of the 2014 shareholder advisory vote on our executive compensation practices, in 2015 the Compensation Committee recommended, and the Board approved, a number of changes to our long-term incentive compensation practices. These changes included revising long-term equity compensation awards to change the measurement of performance cycles, increase the maximum payout, and change the mix of performance shares and restricted stock units.

For the 2015-2017 period, we changed the mix of awards granted under the Long-Term Equity Compensation Plan to each of the Named Executive Officers from a combination of 80% performance shares and 20% restricted stock units to a combination of 70% performance shares and 30% restricted stock units.

Components of 2015-2017 Performance Share Awards

The components on which we based the 2015-2017 performance share awards were as follows: (1) one half to be earned based on our level of achieving TSR relative to the TSR of a peer group of companies; and (2) the remaining one half to be earned based on our level of achieving average growth in GAAP-adjusted weather-normalized basic net earnings per share targets. The TSR measurement for the 2015-2017 performance share awards is the same as for the 2013-2015 and 2014-2016 awards. However, unlike the 2013-2015 and 2014-2016 performance share awards, performance measurement and award determination for the performance shares for the 2015-2017 period will be made for the entire three-year cycle with vesting and payment of awards after the end of the three-year cycle, instead of performance measurement and award determination being made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period.

Performance Criteria for the 2015-2017 Performance Share Awards

Payouts based on the TSR component of the 2015-2017 performance share awards will be scaled according to our ranking against the same peer group of utilities used for the 2013-2015 and 2014-2016 periods as discussed above under “Performance Criteria for the 2013-2015 Performance Share Awards and Earned and Vested Awards for the 2013-2015 Performance Period,” and “Performance Criteria for the 2014-2016 Performance Share Awards and Earned Awards for the 2014 and 2015 Performance Cycles,” unless a company could no longer be included due to a merger, dissolution or other similar transaction.

Executives can earn threshold payouts (equal to 25% of target award) if our TSR for the entire three-year period ranks at the 25th percentile in relation to the peer group’s TSR performance for the three-year period. Target payouts (equal to 100% of target award) can be earned if our TSR for the entire three-year period ranks at the 50th percentile in relation to the peer group’s TSR performance for the three-year period. Maximum payouts (equal to 200% of target award) can be earned if our TSR for the entire three-year period ranks at or above the 90th percentile in relation to the peer group’s performance for the three-year period. Payouts will be scaled between 25% and 200% based on the actual average percentile achieved for the three-year period. No payout can be earned if our average performance over the three-year period is less than the 25th percentile, and no payout can exceed 200% of the target award. Threshold, target and maximum payouts at the 25th, 50th and 90th percentiles were used because these generally matched the levels used by the companies in the market survey data.

For the half of performance shares based on our level of achieving growth in GAAP-adjusted weather-normalized basic net earnings per share targets, we will determine the growth achieved by calculating GAAP-adjusted weather-normalized basic net earnings per share for each year in the three-year period and averaging the amounts. Executives can earn threshold payouts (equal to 25% of target award) if for the three-year period, average annual growth in GAAP-adjusted weather-normalized basic net earnings per share equals 1%. Executives can earn target payouts (equal to 100% of target award) if for the three-year period, such average annual growth equals 4.5%, and maximum payouts (equal to 200% of target award) if for the three-year period, such average annual growth equals or exceeds 8%. Potential payouts will be scaled between 25% and 200% based on the actual average growth in GAAP-adjusted weather-normalized basic net earnings per share for the entire three-year period. No payouts can be earned if growth in GAAP-adjusted weather-normalized basic net earnings per share is less than 1% for the three-year period, and no payouts can exceed 200% of target award.

See the “2015 Grants of Plan-Based Awards” table on page 45 for information about 2015 grants of performance share awards and the “Outstanding Equity Awards at 2015 Fiscal Year-End” table on page 46.

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2015-2017 Restricted Stock Unit Awards

The 2015-2017 restricted stock unit awards were granted on February 19, 2015, and were based on the fair market value of our common stock on the date of grant. The restricted stock units are subject to a three-year vesting period, and are not performance based. The restricted stock units have the same terms as the 2013-2015 and 2014-2016 restricted stock units as discussed above under “2013-2015 Restricted Stock Unit Awards” and “2014-2016 Restricted Stock Unit Awards.” Information about the restricted stock unit awards granted for the 2015-2017 three-year period is provided in the “2015 Grants of Plan-Based Awards” table on page 45. See also the “Outstanding Equity Awards at 2015 Fiscal Year-End” table on page 46.

Other 2016 Compensation Decisions

At its February 2016 meeting, the Board, on recommendation of the Compensation Committee, increased the base salaries of Messrs. Marsh (5%), Addison (5%), Byrne (5%), Kissam (4%), and Lindsay (3%). The salary adjustments will not result in compensation materially different from 2015 compensation.

Retirement and Other Benefit Plans

We currently sponsor the following retirement benefit plans:

•	A tax qualified defined benefit retirement plan (the “Retirement Plan”) (closed to new employees and rehired employees as of December 31, 2013);

•	A nonqualified defined benefit Supplemental Executive Retirement Plan (the “SERP”) (closed to new employees and rehired employees as of December 31, 2013);

•	A tax qualified defined contribution plan (the “401(k) Plan” also known as the “SCANA Corporation 401(k) Retirement Savings Plan”); and

•	A nonqualified defined contribution Executive Deferred Compensation Plan (the “EDCP”).

All employees who have met eligibility requirements may participate in the Retirement Plan and the 401(k) Plan.

The SERP and the EDCP are designed to provide a benefit to senior executive officers who participate in the Retirement Plan or 401(k) Plan (our tax qualified retirement plans) and whose participation in those tax qualified plans at the same percentage of salary as all other employees is otherwise limited by government regulation. The SERP and EDCP participants are provided with the benefits to which they would have been entitled under the Retirement Plan or 401(k) Plan had their participation not been limited. At present, certain senior executive officers, including the Named Executive Officers, are participants in the SERP and/or EDCP. The SERP is described under the caption “Potential Payments Upon Termination or Change in Control — Retirement Benefits — Supplemental Executive Retirement Plan” on page 54 and the EDCP is described under the caption “2015 Nonqualified Deferred Compensation — Executive Deferred Compensation Plan” on page 49. We provide the SERP and the EDCP benefits because they allow our senior executive officers the opportunity to defer the same percentage of their compensation as other employees. We also believe, based on market survey data, that these plans may be necessary to make our senior executive officer retirement benefits competitive.

As of December 31, 2013, the Retirement Plan and the SERP were both closed to new employees and rehired employees. Current participants in the Retirement Plan and the SERP who continue to meet eligibility requirements will continue to earn benefits until December 31, 2023. Effective January 1, 2024, participants will no longer earn any future benefit accruals under these plans except that participants under the cash balance formula will continue to earn interest credits.

We also provide other benefits such as medical, dental, life and disability insurance, which are available to all of our employees. In addition, we provide our executive officers with additional long-term disability insurance and retiree medical and term life insurance.

Termination, Severance and Change in Control Arrangements

Our retirement and benefit plans include provisions that provide for payments to our senior executive officers, including our Named Executive Officers, in the event of a change in control of our Company. These arrangements, including the triggering events for payments and possible payment amounts, are described under the caption “Potential Payments Upon Termination or Change in Control.” We believe that these arrangements are not uncommon

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for executives at the level of our Named Executive Officers and senior executive officer participants, including executives of the companies included in our compensation market survey information. We believe these arrangements are important factors in attracting and retaining our senior executive officers by assuring them financial and employment status protections in the event control of our Company changes. We believe such assurances of financial and employment protections help free executives from personal concerns over their futures, and thereby, can help to align their interests more closely with those of shareholders in negotiating transactions that could result in a change in control.

Perquisites

We provide limited perquisites to senior executive officers as summarized below.

Company Aircraft

The Company leases two aircraft for the use of officers and managers in their travels to various operations throughout our service areas, as well as to meet with regulatory bodies, industry groups, financial groups, and to conduct other Company business. Our senior executive officers may use the aircraft for business purposes on a non-exclusive basis. The aircraft may also be used to transport directors to and from meetings and committee meetings of the Board of Directors. Spouses or close family members of directors and senior executive officers occasionally accompany a director or senior executive officer on the aircraft when the director or executive officer is flying for our business purposes. On rare occasions, a senior executive officer may use the aircraft for personal use that is not in connection with a business purpose. We impute income to the executive for certain expenses related to such use.

For purposes of determining total 2015 compensation, we valued the aggregate incremental cost of the personal use of our aircraft, if any, using a method that takes into account the variable expenses associated with operating the aircraft, which variable expenses are only incurred if the planes are flying. The following items are included in our aggregate incremental cost: aircraft fuel and oil expenses per hour of flight; maintenance, parts and external labor (inspections and repairs) per hour of flight; landing/parking/flight planning services expenses; crew travel expenses; supplies and food.

Medical Examinations

We offer all employees who participate in our health plans a preventive annual medical examination at no cost. Additionally, in order that we might plan for any executive-level health related retirements or resignations, we also provide each of our senior executive officers the opportunity to have a comprehensive annual medical examination from Lexington Medical Center, or the physician of his or her choice.

Security Systems

We offer installation and monitoring of home security systems for our senior executive officers. Because we operate a nuclear facility and provide essential services to the public, we believe we have a duty to help assure uninterrupted and safe operations by protecting the safety and security of our senior executive officers. We provide such installation and monitoring at more than one home for some senior executive officers.

Other Perquisites

We provide a taxable allowance to our senior executive officers for financial counseling services, including tax preparation and estate planning services. We value this benefit based on the actual charges incurred. We also pay the fees and monthly dues for club memberships for senior executive officers which are used for business purposes. We sometimes invite spouses to accompany directors and senior executive officers to our quarterly Board meetings because we believe social gatherings of directors and senior executive officers in connection with these meetings increases collegiality.

Accounting and Tax Treatment of Compensation and Effect of Financial Restatement on Executive Compensation

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code establishes a limit on the tax deductibility of annual compensation in excess of $1,000,000 for certain senior executive officers, including the Named Executive Officers. Certain performance-based compensation approved by shareholders is not subject to the tax deduction limit. Our Long-Term

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Equity Compensation Plan is currently qualified so that most performance-based awards under that Plan constitute compensation that is not subject to Section 162(m). Our Short-Term Annual Incentive Plan does not meet Section 162(m) tax deductibility requirements. To maintain flexibility in compensating senior executive officers in a manner designed to promote various corporate goals, the Compensation Committee has not adopted a policy that all compensation must be tax deductible. Because Mr. Marsh’s salary exceeds the $1,000,000 threshold, we may not deduct a portion of his compensation for tax purposes. The Compensation Committee considered these tax effects in connection with its deliberations on senior executive compensation.

Accounting for Stock Based Compensation

We account for stock based compensation in accordance with the requirements of FASB ASC Topic 718. All stock based compensation awards since 2009 have been accounted for as liability awards.

Financial Restatement

Although we have never experienced such a situation, our Board of Directors’ policy would be to consider, on a case-by-case basis, a retroactive adjustment to any cash or equity-based incentive compensation paid to our senior executive officers where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of a prior award or payment.

Security Ownership Guidelines for Executive Officers

The Board has established minimum stock ownership guidelines for senior executive officers with a title of Senior Vice President and above. The Chief Executive Officer is required to hold a minimum of five times his or her annual base salary in the form of SCANA Corporation common stock and all other senior executive officers are required to hold a minimum of three times their annual base salary in the form of SCANA Corporation common stock. Any newly elected Chief Executive Officer or Senior Vice President will have a period of five years from their election to meet the required minimum ownership requirement. Once a senior executive officer complies with the minimum ownership guidelines, compliance will not be jeopardized by fluctuations in the price of the Company’s common stock as long as the senior executive officer has not sold shares of the Company’s common stock which were included to meet the minimum ownership requirements. The Compensation Committee of the Board monitors compliance with the policy, and also has the authority to grant a temporary waiver of the minimum share ownership requirement upon demonstration by the senior executive officer that, due to a financial hardship or other good reason, he or she cannot meet the requirement. For purposes of meeting the applicable guidelines, the following will be considered SCANA common stock: (i) shares held directly; (ii) shares held in any defined contribution, employee stock ownership plan or other stock-based plan; (iii) performance shares/units under an incentive or base salary deferral plan; (iv) performance shares/units earned and/or deferred in any long-term incentive plan account; and (v) vested and unvested restricted stock and restricted stock unit awards. The Board directed that the Company institute appropriate policies and administrative processes to ensure the minimums are effectively monitored and communicated with annual reports to the Compensation Committee. As of February 2016, all senior executive officers met the minimum stock ownership guidelines, or, for recent promotions to the senior executive officer level, are on track to meet the share ownership guidelines by their compliance date.

Non-binding Shareholder Advisory Votes on Executive Compensation and Frequency of Votes on Executive Compensation

Pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934 and related Securities and Exchange Commission regulations, at our 2014 Annual Meeting of Shareholders, we submitted to our shareholders a non-binding advisory vote on approval of executive compensation. At its Committee meetings in July and October of 2014, and again at its February 2015 meeting, the Compensation Committee took into consideration that 84% of the shares voting on the non-binding advisory vote on executive compensation had voted in favor of the proposal, and the Committee concluded that no material changes to executive compensation decisions and policies were necessary in 2014. However, the Compensation Committee also considered the fact that the percentage of shares voting in favor of the non-binding advisory vote on executive compensation in 2014 was lower than the percentage of shares voting in favor of the proposal in 2011, and that certain proxy advisory firms and other interested parties had expressed some concerns regarding the designs of the Company’s executive compensation plans. Accordingly, the Committee decided, with assistance from its independent compensation consultant, to consider during 2014 a number of changes to its short-term annual incentive compensation practices and long-term equity compensation practices.

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Ultimately, the Committee concluded that several of these changes would be appropriate and adopted them at its February 2015 meeting. These changes have been implemented for the 2015 awards under these plans, and are outlined under “Questions and Answers about Executive Compensation — Have any Changes Been Made to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?” beginning on page 8.

At our 2011 Annual Meeting, we submitted to our shareholders a non-binding advisory vote on whether to hold the non-binding advisory vote on executive compensation every year, every two years, or every three years. The Committee took into consideration that, of the shares voting on the non-binding advisory vote on frequency of the vote on executive compensation, more shares voted in favor of a three year frequency than on either of the other frequency alternatives, and, accordingly, has set the current frequency of the non-binding advisory vote on executive compensation at three years. The next non-binding advisory vote on executive compensation will be at the 2017 Annual Meeting. At the 2017 Annual Meeting, shareholders will also be given the opportunity to vote on a non-binding advisory proposal relating to the frequency of the vote on executive compensation. The every three-year vote on frequency will remain in effect until that meeting.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” included in this proxy statement. Based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission, and included in this proxy statement.

Mr. Maceo K. Sloan (Chairman)

Mr. James A. Bennett

Mr. John F. A. V. Cecil

Mr. James M. Micali

Mr. James W. Roquemore

Mr. Harold C. Stowe

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SUMMARY COMPENSATION TABLE

The following table summarizes information about compensation paid or accrued during 2015, 2014 and 2013 to our Chief Executive Officer, our Chief Financial Officer and our four next most highly compensated executive officers. (As noted in the “Compensation Discussion and Analysis,” we refer to these persons as our Named Executive Officers.)

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($)(2) (d)	Stock Awards ($)(3) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compensation ($)(6) (i)	Total ($) (j)
K. B. Marsh,
Chief Executive	2015	$1,202,590	—	$2,763,823	—	$1,364,220	$251,586	$151,039	$5,733,258
Officer, President and Chief Operating Officer	2014	$1,107,287	$200,894	$2,835,756	—	$1,004,469	$418,123	$143,919	$5,710,448
	2013	$1,052,765	$239,159	$2,700,702	—	$956,637	$149,158	$136,066	$5,234,487
J. E. Addison	2015	$624,112	—	$1,004,157	—	$590,070	$102,816	$84,264	$2,405,419
Executive Vice President and Chief Financial Officer	2014	$574,254	$217,055	$1,029,468	—	$434,109	$200,323	$70,733	$2,525,942
	2013	$547,010	$96,469	$896,367	—	$385,875	$34,635	$83,066	$2,043,422
S. A. Byrne	2015	$624,112	—	$1,004,157	—	$531,063	$85,545	$69,161	$2,314,038
Executive Vice	2014	$574,254	$75,969	$1,029,468	—	$379,845	$230,725	$75,963	$2,366,224
President	2013	$547,010	$192,938	$896,366	—	$385,875	$39,631	$71,031	$2,132,851
R. T. Lindsay	2015	$456,209	—	$544,044	—	$344,261	$88,881	$55,012	$1,488,407
Senior Vice President	2014	$425,131	$128,552	$566,135	—	$257,103	$81,198	$49,613	$1,507,732
and General Counsel	2013	$404,369	$61,215	$539,224	—	$244,860	$66,699	$64,982	$1,381,349
W. K. Kissam	2015	$383,739	—	$387,644	—	$265,767	$38,396	$45,262	$1,120,808
Senior Vice President	2014	$355,230	$98,464	$400,316	—	$196,928	$121,884	$39,850	$1,212,672
	2013	$335,992	$46,888	$381,225	—	$187,550	$904	$37,196	$989,755
G. J. Bullwinkel, Jr.	2015	$138,462	$500,000	—	—	—	$15,347	$690,169	$1,343,978
Former Senior Vice President	2014	$480,000	$57,600	$634,234	—	$288,000	$196,789	$190,091	$1,846,714
	2013	$480,000	$72,000	$634,189	—	$288,000	$163,104	$56,775	$1,694,068
(1)	Base salary increases for our Named Executive Officers are discussed under “— Compensation Discussion and Analysis — Base Salaries” beginning on page 32.
(2)	No discretionary bonus awards were granted to any Named Executive Officers in 2015 under the Short-Term Annual Incentive Plan. The 2015 discretionary bonus award to Mr. Bullwinkel is discussed in further detail under “— Compensation Discussion and Analysis — Other Discretionary Bonus Award to a Named Executive Officer” on page 35.
(3)	Grants of performance share and restricted stock unit awards (liability awards) under the Long-Term Equity Compensation Plan, as discussed under “— Compensation Discussion and Analysis — Long-Term Equity Compensation Plan” beginning on page 35. The amounts in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The value of performance share awards is based on the probable outcome of performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. For 2015, the grant date maximum values of the performance shares, assuming the highest levels of performance, would be as follows: Mr. Marsh $3,778,672; Mr. Addison $1,372,852; Mr. Byrne $1,372,852; Mr. Lindsay $743,806; and Mr. Kissam $529,966. The assumptions made in the valuation of stock awards are set forth in Note 9 to our audited financial statements for the year ended December 31, 2015, which are included in our Form 10-K for the year ended December 31, 2015, and with this proxy statement. Mr. Bullwinkel retired in January 2015 and did not receive an award for the 2015-2017 cycle of the Long-Term Equity Compensation Plan.
(4)	Payouts under the Short-Term Annual Incentive Plan were based on the levels at which we achieved growth in earnings per share targets and at which our Named Executive Officers achieved their individual and business unit financial and strategic objectives, as discussed in further detail under “ — Compensation Discussion and Analysis — Short-Term Annual Incentive Plan” beginning on page 33. Mr. Bullwinkel retired in January 2015 and did not participate in the 2015 Short-Term Annual Incentive Plan.
(5)	The aggregate change in the actuarial present value of each Named Executive Officer’s accumulated benefits under SCANA’s Retirement Plan and Supplemental Executive Retirement Plan from the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the prior completed fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the covered fiscal year shown, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. These plans are discussed under “— Compensation Discussion and Analysis — Retirement and Other Benefit Plans” beginning on page 40, “— Defined Benefit Retirement Plan” beginning on page 48, “— Supplemental Executive Retirement Plan” beginning on page 48, and “— Potential Payments Upon Termination or Change in Control — Retirement Benefits — Supplemental Executive Retirement Plan” beginning on page 54.
(6)	Includes all other compensation paid to each Named Executive Officer, including Company contributions to the 401(k) Plan and the Executive Deferred Compensation Plan, imputed income for disability insurance and aircraft use, if any, tax reimbursements with respect to perquisites or other personal benefits, life insurance premiums on policies owned by Named Executive Officers, and perquisites that exceeded $10,000 in the aggregate for any Named Executive Officer. For 2015, the Company contributions to defined contribution plans were as follows: Mr. Marsh $141,556; Mr. Addison $74,998; Mr. Byrne $63,277; Mr. Lindsay $49,434; Mr. Kissam $39,827; and Mr. Bullwinkel $10,523.

For 2015 there were no perquisites exceeding an aggregate of $10,000 for any of our Named Executive Officers. However, during 2015, a charge was reported for Mr. Marsh’s 2014 perquisites related to security system capital expenses totaling $7,298, thereby making Mr. Marsh’s perquisite total for 2014 an aggregate of $15,226, consisting of maintenance and monitoring of residential security systems totaling $9,120, an executive physical in the amount of $2,025, and personal use of the Company airplane at a cost of $4,081.

In addition, All Other Compensation for Mr. Bullwinkel includes severance in the amount of $120,000 and payments in the amount of $209,091 made in 2015 pursuant to a post-retirement consulting agreement. His All Other Compensation also includes $350,024 (of which $15,989 represents dividend equivalents) reflecting an acceleration of his restricted stock unit awards pursuant to our Long-Term Equity Compensation Plan due to his retirement in January 2015. Mr. Bullwinkel’s restricted stock unit payment is also reflected in the “2015 Option Exercise and Stock Vested” Table on page 47.

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2015 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information about each grant of an award made to a Named Executive Officer under our compensation plans during 2015. Mr. Bullwinkel retired in January 2015 and did not participate in our 2015 Short-Term Annual Incentive Plan or our Long-Term Equity Compensation Plan.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)(4) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)(5) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
K. B. Marsh	2-19-2015	$524,700	$1,049,400	$1,574,100
	2-19-2015				7,952	31,807	63,614		—	—	$1,889,336
	2-19-2015							14,722			$874,487
J. E. Addison	2-19-2015	$226,950	$453,900	$680,850
	2-19-2015				2,889	11,556	23,112		—	—	$686,426
	2-19-2015							5,349			$317,731
S. A. Byrne	2-19-2015	$226,950	$453,900	$680,850
	2-19-2015				2,889	11,556	23,112		—	—	$686,426
	2-19-2015							5,349			$317,731
R. T. Lindsay	2-19-2015	$132,408	$264,816	$397,224
	2-19-2015				1,565	6,261	12,522		—	—	$371,903
	2-19-2015							2,898			$172,141
W. K. Kissam	2-19-2015	$102,218	$204,435	$306,653
	2-19-2015				1,115	4,461	8,922		—	—	$264,983
	2-19-2015							2,065			$122,661
(1)	The amounts in columns (c), (d) and (e) represent the threshold (50% of target), target (100%) and maximum (150% of target) awards that could have been paid for 2015 under the Short-Term Annual Incentive Plan if performance criteria were met. Awards were based 50% on our achieving earnings per share objectives and 50% on our Named Executive Officers achieving business and individual performance objectives. The 2015 Short-Term Annual Incentive Plan also provided for a formulaic scaling of the total target awards up to 130% of the total target award if our basic net earnings per share for 2015 exceeded our goals, and for an additional 20% potential discretionary award, for a total potential payout of up to 150% of target award. For 2015, our basic net earnings per share goal was $5.10 and our actual basic net earnings per share were $5.22. Since we exceeded our basic net earnings per share goal and all of the Named Executive Officers, except Mr. Byrne, met all of their individual and business unit financial and strategic objectives, awards under the 2015 Short-Term Annual Incentive Plan were earned at 130% of target by all Named Executive Officers except Mr. Byrne. Mr. Byrne achieved his individual and business unit financial and strategic objectives at 40% which resulted in his award being earned at 117% of his target award. No additional discretionary awards were made for 2015. See “—Compensation Discussion and Analysis — Short-Term Annual Incentive Plan” beginning on page 33.
(2)	Represents total potential future payouts of the 2015-2017 performance share awards under the Long-Term Equity Compensation Plan. Payout of performance share awards at the end of the 2015-2017 Plan period will be dictated by our performance against pre-determined measures of TSR and average growth in GAAP-adjusted weather-normalized basic net earnings per share for the three-year period. See — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — Components of 2015-2017 Performance Share Awards,” and “—Performance Criteria for the 2015-2017 Performance Share Awards” beginning on page 39.
(3)	Represents restricted stock unit awards. Restricted stock unit awards are primarily time based and vest after three years if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or a change in control. See — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — 2015-2017 Restricted Stock Unit Awards” beginning on page 40.
(4)	A discussion of the components of the performance share and restricted stock unit awards is included under — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — Components of 2015-2017 Performance Share Awards,” “— Performance Criteria for the 2015-2017 Performance Share Awards,” and “— 2015-2017 Restricted Stock Unit Awards” beginning on page 39.
(5)	The grant date fair value of restricted stock unit awards is computed in accordance with FASB ASC Topic 718. The grant date fair value of performance share awards is based on the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.

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OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

The following table sets forth certain information regarding equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2015.

		Stock Awards
Name (a)	Date of Grant	Number of Shares or Units of Stock That Have Not Vested (#)(1) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)(4) (j)
K. B. Marsh	2-19-15			47,711	$2,886,038
	2-19-15	14,722	$890,534
	2-20-14	38,568	$2,332,978	21,568	$1,304,648
	2-20-14	11,530	$697,450
J. E. Addison	2-19-15			17,334	$1,048,534
	2-19-15	5,349	$323,561
	2-20-14	14,000	$846,860	7,829	$473,576
	2-20-14	4,186	$253,211
S. A. Byrne	2-19-15			17,334	$1,048,534
	2-19-15	5,349	$323,561
	2-20-14	14,000	$846,860	7,829	$473,576
	2-20-14	4,186	$253,211
R. T. Lindsay	2-19-15			9,392	$568,122
	2-19-15	2,898	$175,300
	2-20-14	7,701	$465,833	4,306	$260,470
	2-20-14	2,302	$139,248
W. K. Kissam	2-19-15			6,692	$404,799
	2-19-15	2,065	$124,912
	2-20-14	5,442	$329,187	3,046	$184,253
	2-20-14	1,628	$98,478
G. J. Bullwinkel, Jr.	2-20-14	4,547	$275,048
(1)	The awards granted on February 19, 2015 represent restricted stock units awarded for the 2015-2017 performance period of the Long-Term Equity Compensation Plan that have not vested. The restricted stock units will vest December 31, 2017, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control. Mr. Bullwinkel retired in January 2015 and did not receive any awards for the 2015-2017 performance period.

The awards granted on February 20, 2014 represent performance shares and restricted stock units awarded under the 2014-2016 performance period of the Long-Term Equity Compensation Plan that have been earned, but have not vested. For the performance share awards granted on February 20, 2014, TSR for the first and second years of the performance period was at the 61st and 82nd percentiles, respectively, resulting in the award being earned at 121% and 160% of target for the first and second years, respectively. The growth in GAAP-adjusted basic net earnings per share portion of the performance awards for the first and second years of the 2014-2016 performance period, respectively, was earned based on our achieving growth in GAAP-adjusted basic net earnings per share of 5.3% and 4.2%, respectively (11.5% and 38% in GAAP basic net earnings per share (see footnote 1 on page 36 for a reconciliation of our GAAP-adjusted basic net earnings per share to our GAAP basic net earnings per share)), and resulted in the award being earned at 117% and 93.6% of target for the first and second years, respectively. The performance shares will vest on December 31, 2016, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control. The restricted stock units will vest December 31, 2016, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control.

(2)	The market value of these awards is based on the closing market price of our common stock on the New York Stock Exchange on December 31, 2015 of $60.49.
(3)	The awards granted on February 19, 2015 represent performance shares that have not been earned. Assuming the performance criteria are met and the reported payout levels are sustained, these performance shares will vest on December 31, 2017, subject to exceptions for retirement, death, disability, or change in control. The awards granted on February 20, 2014 represent performance shares remaining in the 2014-2016 performance period that have not been earned. Assuming the performance criteria are met and the reported payout levels are sustained, these performance shares will vest on December 31, 2016, subject to exceptions for retirement, death, disability, or change in control. Mr. Bullwinkel retired in January 2015 and did not receive any awards for the 2015-2017 performance period.
(4)

For the 2015-2017 awards, performance shares tracking against TSR (50% of performance share award) are reflected above at a maximum payout since our TSR for the most recently completed fiscal year was at the 82nd percentile and would result in a 160% projected payout on the TSR portion of the award. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the maximum

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performance measure for the TSR portions of the performance shares. Performance shares tracking against average growth in GAAP-adjusted weather-normalized basic net earnings per share (50% of performance share award) for the 2015-2017 awards are projected to result in a less than target payout since for our most recently completed fiscal year, GAAP-adjusted weather-normalized basic net earnings per share was at 4.2% with a projected payout of 93.6%. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the target performance measure for the growth in GAAP-adjusted weather-normalized basic net earnings per share portion of the performance shares.

For the 2016 cycle remaining in the 2014-2016 awards, performance shares tracking against TSR (50% of performance share award) are projected to result in a greater than target payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the 2014-2016 maximum performance measure for the 2016 TSR portion of the performance shares. Performance shares tracking against growth in GAAP-adjusted basic net earnings per share (50% of performance share award) for the 2016 cycle remaining in the 2014-2016 awards are projected to result in a less than target payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the target performance measure for the 2016 growth in GAAP-adjusted basic net earnings per share portion of the performance shares.

2015 OPTION EXERCISES AND STOCK VESTED

The following table sets forth information about stock awards that vested for each Named Executive Officer during 2015. None of our employees, including the Named Executive Officers, currently hold stock options.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#)(1) (d)	Value Realized on Vesting ($)(1) (e)
K. B. Marsh	—	—	46,744	$2,827,545
	—	—	10,902	$668,293
J. E. Addison	—	—	15,514	$938,442
	—	—	3,618	$221,783
S. A. Byrne	—	—	15,514	$938,442
	—	—	3,618	$221,783
R. T. Lindsay	—	—	9,333	$564,553
	—	—	2,177	$133,450
W. K. Kissam	—	—	6,598	$399,113
	—	—	1,539	$94,341
G. J. Bullwinkel, Jr.	—	—	6,928	$419,075
	—	—	5,139	$334,035
(1)	Represents the 2013-2015 performance share awards and restricted stock unit awards that vested at the end of the three-year vesting period. For a discussion of these awards, see “Long-Term Equity Compensation Plan — Performance Criteria for the 2013-2015 Performance Share Awards and Earned and Vested Awards for the 2013-2015 Performance Period” and “— 2013-2015 Restricted Stock Unit Awards.” Dollar amounts in column (e) are calculated by multiplying the number of performance shares shown in column (d) by the closing price of SCANA common stock on the vesting date (December 31, 2015) and by multiplying the number of shares of restricted stock units shown in column (d) by the opening price of SCANA common stock on the vesting date. In addition to the amounts above, on the vesting date, each Named Executive Officer also received dividend equivalents on the shares listed above. For Mr. Bullwinkel, who retired in January 2015, the restricted stock units represent an acceleration upon his retirement of all restricted stock units granted to him pursuant to the 2013-2015 Long-Term Equity Compensation Plan, and the 2014-2016 Long-Term Equity Compensation Plan. The restricted stock units for Mr. Bullwinkel were valued on January 30, 2015, the date of his retirement, at the opening share price of SCANA common stock.

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PENSION BENEFITS

The following table sets forth certain information relating to our Retirement Plan and Supplemental Executive Retirement Plan.

Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(1)(2) (d)	Payments During Last Fiscal Year ($) (e)
K. B. Marsh	SCANA Retirement Plan	31	$874,715	$ 0
	SCANA Supplemental Executive Retirement Plan	31	$1,720,788	$ 0
J. E. Addison	SCANA Retirement Plan	24	$402,527	$ 0
	SCANA Supplemental Executive Retirement Plan	24	$595,763	$ 0
S. A. Byrne	SCANA Retirement Plan	20	$373,237	$ 0
	SCANA Supplemental Executive Retirement Plan	20	$826,424	$ 0
R. T. Lindsay	SCANA Retirement Plan	6	$156,217	$ 0
	SCANA Supplemental Executive Retirement Plan	6	$246,084	$ 0
W. K. Kissam	SCANA Retirement Plan	27	$364,176	$ 0
	SCANA Supplemental Executive Retirement Plan	27	$152,215	$ 0
G. J. Bullwinkel, Jr.	SCANA Retirement Plan	44	$0	$1,737,439
	SCANA Supplemental Executive Retirement Plan	44	$0	$1,424,685
(1)	Computed as of December 31, 2015, the plan measurement date used for financial statement reporting purposes. Other than as set forth in disclosures related to our Change of Control Plans, we do not provide extra years of credited service under these plans. See “Potential Payments Upon Termination or Change in Control” beginning on page 51.
(2)	Present value calculation determined using current account balances for each Named Executive Officer as of December 31, 2015, based on assumed retirement at normal retirement age (specified as age 65) and other assumptions as to valuation method, interest rate, discount rate and other material factors as set forth in Note 8 to our audited financial statements for the year ended December 31, 2015, which are included in our Form 10-K for the year ended December 31, 2015, and with this Proxy Statement.

The SCANA Retirement Plan (the “Retirement Plan”) is a tax qualified defined benefit plan and the Supplemental Executive Retirement Plan (the “SERP”) is a nonqualified deferred compensation plan. The plans provide for full vesting after three years of service or after reaching age 65. All Named Executive Officers are fully vested in both plans. As of December 31, 2013, the Retirement Plan and the SERP were both closed to new employees and rehired employees. Current participants in the Retirement Plan and the SERP who continue to meet eligibility requirements will continue to earn benefits until December 31, 2023. Effective January 1, 2024, participants will no longer earn any future benefit accruals under these plans except that participants under the cash balance formula of the Retirement Plan will continue to earn interest credits.

Defined Benefit Retirement Plan

The Retirement Plan uses a mandatory cash balance benefit formula for employees hired on or after January 1, 2000. Effective July 1, 2000, SCANA employees hired prior to January 1, 2000 were given the choice of remaining under the Retirement Plan’s final average pay formula or switching to the cash balance formula. All the Named Executive Officers participate under the cash balance formula of the Retirement Plan.

The cash balance formula is expressed in the form of a hypothetical account balance. Account balances are increased monthly by interest and compensation credits. The interest rate used for accumulating account balances is determined annually based on 30-year treasury securities and the applicable segment rates determined under Internal Revenue Code Section 417(c)(3)(D) calculated using the rates for December of the previous calendar year. Compensation credits equal 5% of compensation up to the Social Security wage base and 10% of compensation in excess of the Social Security wage base.

Supplemental Executive Retirement Plan

In addition to the Retirement Plan, we provide the SERP for certain eligible employees hired before December 31, 2013, including the Named Executive Officers. The SERP is an unfunded plan that provides for benefit payments in addition to benefits payable under the qualified Retirement Plan in order to replace benefits lost under the Retirement Plan because of Internal Revenue Code maximum benefit limitations on tax qualified plans. The SERP is discussed under the caption “— Potential Payments Upon Termination or Change in Control — Retirement Benefits” beginning on page 54, and under the caption “— Compensation Discussion and Analysis — Retirement and Other Benefit Plans” beginning on page 40.

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2015 NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth information with respect to the Executive Deferred Compensation Plan:

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Registrant Contributions in Last FY ($)(1) (c)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals Distributions ($) (e)	Aggregate Balance at Last FYE ($)(1) (f)
K. B. Marsh	$125,886	$125,656	$4,373	—	$2,758,640
J. E. Addison	$246,750	$59,098	$(25,621)	—	$1,158,759
S. A. Byrne	$47,499	$47,377	$76,449	—	$1,847,296
R. T. Lindsay	$793,050	$33,534	$(28,975)	—	$2,484,520
W. K. Kissam	$23,990	$23,927	$4,021	—	$298,862
G. J. Bullwinkel, Jr.	$0	$2,215	$12,563	$2,842,876	$0
(1)	The amounts reported in columns (b) and (c) are reflected in columns (c) and (i), respectively, of the Summary Compensation Table. No amounts in column (d) are reported, or have been previously reported, in the Summary Compensation Table as there were no above market or preferential earnings credited to any Named Executive Officer’s account. Except for amounts reported for Mr. Kissam, the portions of the amounts reported in column (f), that represent Named Executive Officer and Company contributions, were previously reported in columns (c) and (i), respectively, of the 2014 and 2013 Summary Compensation Tables in the following amounts: Mr. Marsh $244,925 for 2014, $230,442 for 2013; Mr. Addison $95,465 for 2014, $85,635 for 2013; Mr. Byrne $107,041 for 2014, $101,071 for 2013; Mr. Lindsay $483,218 for 2014, $499,676 for 2013; Mr. Bullwinkel $69,600 for 2014, $70,200 for 2013. For prior years, amounts would have been included in the Summary Compensation Table when required by the rules of the Securities and Exchange Commission.

Executive Deferred Compensation Plan

The Executive Deferred Compensation Plan (the “EDCP”) is a nonqualified deferred compensation plan in which our senior executive officers, including Named Executive Officers, and our Directors, may participate if they choose to do so. Each employee participant may elect to defer up to 25% of that part of his or her eligible earnings (as defined in the SCANA Corporation 401(k) Retirement Savings Plan, our 401(k) plan), that exceeds the limitation on compensation otherwise required under Internal Revenue Code Section 401(a)(17), without regard to any deferrals or the foregoing of compensation. For 2015, employee participants could defer eligible earnings in excess of $265,000. In addition, an employee participant may elect to defer up to 100% of any performance share award for the year under our Long-Term Equity Compensation Plan. We match the amount of compensation deferred by each employee participant up to 6% of the employee participant’s eligible earnings (excluding performance share awards) in excess of the Internal Revenue Code Section 401(a)(17) limit.

In 2014, we amended and restated the EDCP to allow non-employee directors to participate. A director may defer all or a portion of his or her cash retainer fee amounts for a year under the Director Compensation and Deferral Plan (which is discussed beginning on page 58) or under the EDCP. A director who has not elected to defer all or a portion of his or her stock retainer fee amounts under the Director Compensation and Deferral Plan for a year may also elect to defer under the EDCP 100% (but not less than 100%) of his or her stock retainer fee amounts for a year.

We record the amount of each participant’s deferred compensation and the amount we match in a ledger account and credit a rate of return to each participant’s ledger account based on hypothetical investment alternatives chosen by the participant. The internal committee that administers the EDCP designates various hypothetical investment alternatives from which the participants may choose. Using the results of the hypothetical investment alternatives chosen, we credit each participant’s ledger account with the amount it would have earned if the account amount had been invested in that alternative. If the chosen hypothetical investment alternative loses money, the participant’s ledger account is reduced by the corresponding amount. All amounts credited to a participant’s ledger accounts continue to be credited or reduced pursuant to the chosen investment alternatives until such amounts are paid in full to the participant or his or her beneficiary. No actual investments are made. The investment alternatives are only used to generate a rate of increase (or decrease) in the ledger accounts, and amounts paid to participants are solely our obligation. All payouts under the EDCP are made in cash. In connection with this Plan, the Board has established a grantor trust (known as the “SCANA Corporation Executive Benefit Plan Trust”) for the purpose of accumulating funds to satisfy the obligations we incur under the EDCP. At any time prior to a change in control we may transfer assets to the trust to satisfy all or part of our obligations under the EDCP. Notwithstanding the establishment of the trust, the right of participants to receive future payments is an unsecured claim against us. The trust has been partially funded with respect to ongoing deferrals and Company matching funds since October 2001.

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In 2015, the Named Executive Officers’ ledger accounts were credited with earnings or losses based on the following hypothetical investment alternatives and rates of returns:

Wells Fargo Stable Return Fund C (1.38%); PIMCO Total Return (.72%); Dodge & Cox Stock Fund (-4.49%); Janus Research Fund (5.55%); T. Rowe Price Mid Cap Value (-3.41%); AMG TimesSquare Mid Cap Growth Fund (.67%); RS Partners (-10.47%); Voya Small Cap Opportunities (-1.23%); Dodge & Cox International Stock Fund (-11.35%); SCANA Corporation Stock (4.32%); Vanguard Institutional Index Fund (1.37%); Vanguard Target Retirement Income (-.17%); Vanguard Target Retirement 2015 (-.46%); Vanguard Target Retirement 2020 (-.68%); Vanguard Target Retirement 2025 (-.85%); Vanguard Target Retirement 2030 (-1.03%); Vanguard Target Retirement 2035 (-1.26%); Vanguard Target Retirement 2040 (-1.59%); Vanguard Target Retirement 2045 (-1.57%); Vanguard Target Retirement 2050 (-1.58%); Vanguard Target Retirement 2055 (-1.72%); Vanguard Target Retirement 2060 (-1.68%).

The measures for calculating interest or other plan earnings are based on the investments chosen by the manager of each investment vehicle, except the SCANA Corporation stock, the earnings of which are based on the value of our common stock.

The hypothetical investment alternatives may be changed at any time on a prospective basis by the participants in accordance with the telephone, electronic, and written procedures and forms adopted by the committee for use by all participants on a consistent basis.

Participants may elect the deferral period for each separate deferral made under the Plan. Employee participants may elect to defer payment of eligible earnings or performance share awards until their separation from service or until a date certain. Any post-2004 deferrals and hypothetical earnings thereon must be payable at the same date certain if the date certain payment alternative is chosen. Notwithstanding a participant’s election of a date certain deferral period or any modification thereof as discussed above, deferred amounts will be paid, or begin to be paid as soon as practicable after the earliest to occur of participant’s death, separation from service, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability. “Separation from service” is defined by the EDCP (i) with respect to an employee, as any termination of the participant’s employment relationship with us and any of our affiliates, and, with respect to post-2004 deferrals and hypothetical earnings thereon, the participant’s separation from service from us and our affiliates as determined under Internal Revenue Code Section 409A and the guidelines issued thereunder, and (ii) with respect to a non-employee director, any separation from service with us and our affiliates in a manner consistent with Code Section 409A and the guidelines issued thereunder. Directors may elect to defer cash and stock retainer fees only until separation from service as a director.

Participants also elect the manner in which their deferrals and hypothetical earnings thereon will be paid. For amounts earned and vested after January 1, 2005, distribution and withdrawal elections are subject to Internal Revenue Code Section 409A. All amounts payable at a date certain prior to an employee participant’s separation from service, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, must be paid in the form of a single cash payment. Payments made after separation from service, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, will also be paid in the form of a single cash payment. Instead of a single cash payment, a participant may, however, elect to have all amounts payable as a result of separation from service after attainment of age 55, death while employed or serving as a director and after attainment of age 55, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, separation from service due to disability, paid in the form of annual installments over a period not to exceed five years with respect to post-2004 deferrals and hypothetical earnings thereon or 15 years with respect to pre-2005 deferrals and hypothetical earnings thereon.

In accordance with procedures established by the Compensation Committee, with respect to any deferrals to a date certain, an employee participant may request that the Compensation Committee approve an additional deferral period of at least 60 months as to any post-2004 deferrals and hypothetical earnings thereon, or at least 12 months as to any pre-2005 deferrals and hypothetical earnings thereon. The request must be made at least 12 months before the expiration of the date certain deferral period for which an additional deferral period is being sought.

Payments as a result of a separation from service of post-2004 deferrals and hypothetical earnings thereon to persons who are “specified employees” under our procedures adopted in accordance with Internal Revenue Code Section 409A and guidance thereunder (certain officers and executive officers) must be deferred until the earlier of (i) the first day of the seventh month following the participant’s separation from service or (ii) the date of the participant’s death.

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A participant may request and receive, with the approval of the Compensation Committee, an acceleration of the payment of some or all of the participant’s ledger account due to severe financial hardship as the result of certain extraordinary and unforeseeable circumstances arising as a result of events beyond the individual’s control. With respect to pre-2005 deferrals and hypothetical earnings thereon, a participant may also obtain a single lump sum payment of any or all of his or her ledger account on an accelerated basis by forfeiting 10% of the amount accelerated, or by making the election, not less than 12 months prior to the date on which the accelerated payment is to be made, to accelerate the payment to a date not earlier than 12 months after the election request is received by the Committee. Additionally, the Plan provides for the acceleration of payments following a change in control of our Company. The change in control provisions are discussed under “— Potential Payments Upon Termination or Change in Control — Change in Control Arrangements.”

Potential Payments Upon Termination or Change in Control

Change in Control Arrangements

Effective December 31, 2009, we terminated the SCANA Corporation Key Executive Severance Benefits Plan, which provided for payment of benefits immediately upon a change in control unless the Plan was terminated prior to the change in control. Also as of December 31, 2009, we amended our change in control benefits to eliminate excise tax gross ups.

Triggering Events for Payments under the Supplementary Key Executive Severance Benefits Plan

The SCANA Corporation Supplementary Key Executive Severance Benefits Plan (the “Supplementary Severance Plan”) provides for payments to our senior executive officers in connection with a change in control of our Company. The Supplementary Severance Plan provides for payment of benefits if, within 24 months after a change in control, we terminate a senior executive officer’s employment without just cause or if the senior executive officer terminates his or her employment for good reason.

Our Supplementary Severance Plan is intended to advance the interests of our Company by providing highly qualified executives and other key personnel with an assurance of equitable treatment in terms of compensation and economic security and to induce continued employment with the Company in the event of certain changes in control. We believe that an assurance of equitable treatment will enable valued executives and key personnel to maintain productivity and focus during a period of significant uncertainty inherent in change in control situations. We also believe that compensation plans of this type aid the Company in attracting and retaining the highly qualified professionals who are essential to our success. The structure of the plan, and the benefits which might be paid in the event of a change in control, are reviewed as part of the Compensation Committee’s annual review of tally sheets for each senior executive officer.

The Supplementary Severance Plan provides that a “change in control” will be deemed to occur under the following circumstances:

•	if any person or entity becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of the outstanding shares of our common stock;

•

if, during a consecutive two-year period, a majority of our directors cease to be individuals who either (i) were directors on the Board at the beginning of such period, or (ii) became directors after the beginning of such period but whose election by the Board, or nomination for election by our shareholders, was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period, or whose election or nomination for election was previously so approved;

•

if (i) we consummate a merger or consolidation of our Company with another corporation (except a merger or consolidation in which our outstanding voting shares prior to such transaction continue to represent at least 80% of the combined voting power of the surviving entity’s outstanding voting shares after such transaction), or (ii) our shareholders approve a plan of complete liquidation of our Company, or an agreement to sell or dispose of all or substantially all of our assets; or

•

if we consummate the sale of the stock of, or our shareholders approve a plan of complete liquidation of, or an agreement for the sale or disposition of substantially all of the assets of any of our subsidiaries that the Board designates to be a material subsidiary. This last provision would constitute a change in control only with respect to participants exclusively assigned to the affected subsidiary.

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As noted above, benefits under the Supplementary Severance Plan would be triggered if, within 24 months after a change in control, we terminated the senior executive officer’s employment without just cause or if the senior executive officer terminated his or her employment for good reason. Under the plan, we would be deemed to have “just cause” for terminating the employment of a senior executive officer if he or she:

•	willfully and continually failed to substantially perform his or her duties after we made demand for substantial performance;

•	willfully engaged in conduct that is demonstrably and materially injurious to us; or

•	were convicted of a felony or certain misdemeanors.

A senior executive officer would be deemed to have “good reason” for terminating his or her employment if, after a change in control, without his or her consent, any one or more of the following occurred:

•	a material diminution in his or her base salary;

•	a material diminution in his or her authority, duties, or responsibilities;

•

a material diminution in the authority, duties, or responsibilities of the supervisor to whom he or she is required to report, including a requirement that he or she report to one of our officers or employees instead of reporting directly to the Board;

•	a material diminution in the budget over which he or she retains authority;

•	a material change in the geographic location at which he or she must perform services; or

•	any other action or inaction that constitutes a material breach by us of the agreement under which he or she provides services.

Potential Benefits Payable under the Supplementary Severance Plan

The benefits we would be required to pay our senior executive officers under the Supplementary Severance Plan immediately upon the occurrence of a triggering event subsequent to a change in control are as follows:

•

an amount intended to approximate 2.5 times the sum of: (i) his or her annual base salary (before reduction for certain pre-tax deferrals) in effect as of the change in control, plus (ii) his or her full targeted annual incentive opportunity in effect as of the change in control;

•	an amount equal to the participant’s full targeted annual incentive opportunity in effect under each existing annual incentive plan or program for the year in which the change in control occurs;

•

if the participant’s benefit under the SERP is determined using the final average pay formula under the Retirement Plan, an amount equal to the present lump sum value of the actuarial equivalent of his or her accrued benefit under the Retirement Plan and the SERP through the date of the change in control, calculated as though he or she had attained age 65 and completed 35 years of benefit service as of the date of the change in control, and as if his or her final average earnings under the Retirement Plan equaled the amount determined after applying cost-of-living increases to his or her annual base salary from the date of the change in control until the date he or she would reach age 65, and without regard to any early retirement or other actuarial reductions otherwise provided in any such plan (this benefit will be offset by the actuarial equivalent of the participant’s benefit provided by the Retirement Plan and the Participant’s benefit under the SERP);

•

if the participant’s benefit under the SERP is determined using the cash balance formula under the Retirement Plan, an amount equal to the present value as of the date of the change in control of his or her accrued benefit, if any, under our SERP, determined prior to any offset for amounts payable under the Retirement Plan, increased by the present value of the additional projected pay credits and periodic interest credits that would otherwise accrue under the plan (based on the plan’s actuarial assumptions) assuming that he or she remained employed until reaching age 65, and reduced by his or her cash balance account under the Retirement Plan, and further reduced by an amount equal to his or her benefit under the SERP;

•

an amount equal to the value of all amounts credited to each participant’s EDCP ledger account as of the date of the change in control, plus interest on the benefits payable under the EDCP at a rate equal to the sum of the prime interest rate as published in the Wall Street Journal on the most recent publication date prior to the date of the change in control plus 3%, calculated through the end of the month preceding the month in which the benefits are distributed, reduced by the value of his or her benefit under the EDCP as of the date of the change in control; and

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•

an amount equal to the projected cost for medical, long-term disability and certain life insurance coverage for three years following the change in control as though he or she had continued to be our employee.

In addition to the benefits above (unless their agreements with us provide otherwise), our senior executive officers would also be entitled to benefits under our other plans in which they participate as follows:

•	a benefit distribution under the Long-Term Equity Compensation Plan equal to 100% of the target awards for all performance periods not completed as of the date of the change in control, if any; and

•	any amounts previously earned, but not yet paid, under the terms of any of our other plans or programs.

Calculation of Benefits Potentially Payable to our Named Executive Officers under the Supplementary Severance Plan if a Triggering Event had Occurred as of December 31, 2015

The Supplementary Severance Plan provides that, if (i) we had been subject to a change in control in the past 24 months, and (ii) as of December 31, 2015, either we had terminated the employment of any of our Named Executive Officers without just cause or they had terminated their employment for good reason, such terminated Named Executive Officer would have been immediately entitled to all of the benefits outlined below, together with interest, calculated as outlined above under “ — Potential Benefits Payable under the Supplementary Severance Plan,” on his or her EDCP account balance. The actual amount of any such additional interest payment would depend upon the date the change in control occurred.

Mr. Marsh would have been entitled to the following: an amount equal to 2.5 times his 2015 base salary and target short-term incentive award — $5,538,500; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $934,920; an amount equal to insurance continuation benefits for three years — $95,355; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2015, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $4,770,665; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $2,247,445. The total value of these change in control benefits would have been $13,586,885. In addition, Mr. Marsh would have been paid amounts previously earned, but not yet paid, as follows: 2015 actual short-term annual incentive award — $1,364,220; 2015 actual long-term equity award — $3,859,584 ; EDCP account balance — $2,758,640; SERP and Retirement Plan account balances — $2,677,108; vacation accrual — $6,166; as well as his 401(k) Plan account balance.

Mr. Addison would have been entitled to the following: an amount equal to 2.5 times his 2015 base salary and target short-term incentive award — $2,647,750; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $672,218; an amount equal to insurance continuation benefits for three years — $103,578; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2015, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,732,434; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $795,625. The total value of these change in control benefits would have been $5,951,605. In addition, Mr. Addison would have been paid amounts previously earned, but not yet paid, as follows: 2015 actual short-term annual incentive award — $590,070; 2015 actual long-term equity award — $1,280,948; EDCP account balance — $1,158,759; SERP and Retirement Plan account balances — $1,064,360; vacation accrual — $11,638; as well as his 401(k) Plan account balance.

Mr. Byrne would have been entitled to the following: an amount equal to 2.5 times his 2015 base salary and target short-term incentive award — $2,647,750; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $681,467; an amount equal to insurance continuation benefits for three years — $81,921; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2015, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,732,434; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $795,625. The total value of these change in control benefits would have been $5,939,197. In addition, Mr. Byrne would have been paid amounts previously earned, but not yet paid, as follows: 2015 actual short-term annual incentive award — $531,063; 2015 actual

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long-term equity award — $1,280,948; EDCP account balance — $ 1,847,296 ; SERP and Retirement Plan account balances — $1,272,132; vacation accrual — $1,164; as well as his 401(k) Plan account balance.

Mr. Lindsay would have been entitled to the following: an amount equal to 2.5 times his 2015 base salary and target short-term incentive award — $1,765,440; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $0 (Mr. Lindsay is 65 and is not entitled to an excess SERP benefit); an amount equal to insurance continuation benefits for three years — $69,471; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2015, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $947,031; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $446,235. The total value of these change in control benefits would have been $3,228,177. In addition, Mr. Lindsay would have been paid amounts previously earned, but not yet paid, as follows: 2015 actual short-term annual incentive award — $344,261; 2015 actual long-term equity award — $770,631; EDCP account balance — $2,484,520; SERP and Retirement Plan account balances — $402,301; vacation accrual — $106; as well as his 401(k) Plan account balance.

Mr. Kissam would have been entitled to the following: an amount equal to 2.5 times his 2015 base salary and target short-term incentive award — $1,440,338; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $318,311; an amount equal to insurance continuation benefits for three years — $96,687; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2015, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $671,681; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $316,484. The total value of these change in control benefits would have been $2,843,501. In addition, Mr. Kissam would have been paid amounts previously earned, but not yet paid, as follows: 2015 actual short-term annual incentive award — $265,767; 2015 actual long-term equity award — $544,798; EDCP account balance — $298,862; SERP and Retirement Plan account balances — $570,350; vacation accrual — $37,170; as well as his 401(k) Plan account balance.

Mr. Bullwinkel retired from the Company in January of 2015, so he would not have been entitled to any payments upon a change in control.

Retirement Benefits

Supplemental Executive Retirement Plan

The Supplemental Executive Retirement Plan (the “SERP”) is an unfunded nonqualified defined benefit plan. The SERP was established for the purpose of providing supplemental retirement income to certain of our employees, including the Named Executive Officers, whose benefits under the Retirement Plan are limited in accordance with the limitations imposed by the Internal Revenue Code on the amount of annual retirement benefits payable to employees from qualified pension plans or on the amount of annual compensation that may be taken into account for all qualified plan purposes, or by certain other design limitations on determining compensation under the Retirement Plan.

Subject to the terms of the SERP, a participant becomes eligible to receive benefits under the SERP upon termination of his or her employment with us (or at such later date as may be provided in a participant’s agreement with us), if the participant has become vested in his or her accrued benefit under the Retirement Plan prior to termination of employment. However, if a participant is involuntarily terminated following or incident to a change in control and prior to becoming fully vested in his or her accrued benefit under the Retirement Plan, the participant will automatically become fully vested in his or her benefit under the SERP and a benefit will be payable under the SERP. The term “change in control” has the same meaning in the SERP as in the Supplementary Severance Plan. See the discussion under “—Change in Control Arrangements.”

The amount of any benefit payable to a participant under the SERP will depend upon whether the participant’s benefit under the SERP is determined using the final average pay formula under the Retirement Plan or the cash balance pay formula under the Retirement Plan. All of our Named Executive Officers participate under the cash balance pay formula of the Retirement Plan. Unless otherwise provided in a participant agreement, the amount of any SERP

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benefit payable pursuant to the SERP to a participant whose benefit is determined using the final average pay formula under the Retirement Plan will be determined at the time the participant first becomes eligible to receive benefits under the SERP and will be equal to the excess, if any, of:

•

the monthly pension amount that would have been payable at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan (as such terms are defined under the Retirement Plan), to the participant determined based on his or her compensation and disregarding the Internal Revenue Code limitations and any reductions due to the participant’s deferral of compensation under any of our nonqualified deferred compensation plans (other than the SERP), over

•	the monthly pension amount payable to the participant at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan.

The calculation of this benefit assumes that payment is made to the participant at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan, and is calculated using the participant’s years of benefit service and final average earnings as of the date of the participant’s termination of employment.

Unless otherwise provided in a participant agreement, the amount of any benefit payable pursuant to the SERP as of any determination date to a participant whose SERP benefit is determined using the cash balance formula under the Retirement Plan will be equal to:

•

the benefit that otherwise would have been payable under the Retirement Plan as of the determination date, based on his or her compensation and disregarding the Internal Revenue Code limitations, minus

•	the Participant’s benefit determined under the Retirement Plan as of the determination date.

For purposes of the SERP, “compensation” is defined as determined under the Retirement Plan, without regard to the limitation under Section 401(a)(17) of the Internal Revenue Code, including any amounts of compensation otherwise deferred under any non-qualified deferred compensation plan (excluding the SERP).

The benefit payable to a participant under the SERP will be paid, or commence to be paid, as of the first day of the calendar month following the date the participant first becomes eligible to receive a benefit under the SERP (the “payment date”). The form of payment upon distribution of benefits under the SERP will depend upon whether the benefit constitutes a “grandfathered benefit” or a “non-grandfathered benefit.” For purposes of the SERP, “grandfathered benefit” means the vested portion of the benefit payable under the SERP assuming the participant’s determination date is December 31, 2004, increased with interest credits (for a participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan) and earnings (for a participant whose benefit under the SERP is determined using the final average pay formula under the Retirement Plan) at the rates determined under the Retirement Plan through any later determination date. A participant’s grandfathered benefit is governed by the terms of the SERP in effect as of October 3, 2004 and will be determined in a manner consistent with Internal Revenue Code Section 409A and the guidance thereunder. “Non-grandfathered benefit” means the portion of the benefit payable under the SERP that exceeds the grandfathered benefit.

With respect to grandfathered benefits, the participant may elect, in accordance with procedures we establish, to receive a distribution of such grandfathered benefit in either of the following two forms of payment:

•	a single sum distribution of the value of the participant’s grandfathered benefit under the SERP determined as of the last day of the month preceding the payment date; or

•

a lifetime annuity benefit with an additional death benefit payment as follows: a lifetime annuity that is the actuarial equivalent of the participant’s single sum amount which provides for a monthly benefit payable for the participant’s life, beginning on the payment date. In addition to this life annuity, commencing on the first day of the month following the participant’s death, his or her designated beneficiary will receive a benefit of 60% of the amount of the participant’s monthly payment continuing for a 15 year period. If, however, the beneficiary dies before the end of the 15 year period, the lump sum value of the remaining monthly payments of the survivor benefit will be paid to the beneficiary’s estate. The participant’s life annuity will not be reduced to reflect the “cost” of providing the 60% survivor benefit feature. “Actuarial equivalent” is defined by the SERP as equality in value of the benefit provided under the SERP based on actuarial assumptions, methods, factors and tables that would apply under the Retirement Plan under similar circumstances.

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With respect to non-grandfathered benefits, a participant whose benefit under the SERP is determined using the final average pay formula under the Retirement Plan will receive a distribution of his or her benefit under the SERP as a single sum distribution equal to the actuarial equivalent present value (at the date of the participant’s termination of employment) of the participant’s SERP benefit determined as of normal retirement age, reflecting any terms under the Retirement Plan applicable to early retirement benefits if the participant is eligible for such early retirement benefits.

Except as otherwise provided below, a participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan had the opportunity to elect on or before January 1, 2009 to receive a distribution of his non-grandfathered benefit in one of the following forms of payment:

•	a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date;

•	an annuity for the participant’s lifetime that is the actuarial equivalent of the participant’s single sum amount, and that commences on the payment date; or

•

an annuity that is the actuarial equivalent of the participant’s single sum amount, that commences on the payment date, and that provides payments for the life of the participant and, upon his or her death, continues to pay an amount equal to 50%, 75% or 100% (as elected by the participant prior to benefit commencement) of the annuity payment to the contingent annuitant designated by the participant at the time the election is made.

A participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan who first became an eligible employee after 2008, and who was not eligible to participate in the EDCP before becoming eligible to participate in the SERP, may elect at any time during the first 30 days following the date he becomes an eligible employee to receive a distribution of his or her non-grandfathered benefit in one of the forms specified above.

Participants whose benefits under the SERP are determined using the cash balance formula under the Retirement Plan will receive distributions under the SERP as follows:

•

If a participant has terminated employment before attaining age 55, the participant’s non-grandfathered benefit will be paid in the form of a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date.

•

If a participant has terminated employment after attaining age 55, and the value of the participant’s non-grandfathered benefit does not exceed $100,000 at the time of such termination of employment, such benefit shall be paid in the form of a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date.

•

In the absence of an effective election, and assuming that the provisions in the two bullet points immediately above do not apply, non-grandfathered SERP benefits owed to the participant will be paid in the form of an annuity for the participant’s lifetime that is the actuarial equivalent of the participant’s single sum amount, and that commences on the payment date.

A participant who elects, or is deemed to have elected, either the straight life annuity or the joint and survivor annuity described above may, in accordance with procedures established by the Committee, change his election to the other annuity option at any time prior to the payment date.

Unless otherwise provided in a participant agreement, if a participant dies before the payment date, a single sum distribution equal to the value of the participant’s benefit that otherwise would have been payable under the SERP will be paid to the participant’s designated beneficiary as soon as administratively practicable following the participant’s death.

Notwithstanding the foregoing, distribution of any non-grandfathered benefit that is made as a result of a termination of employment for a reason other than death, to persons who are “specified employees” under Internal Revenue Code Section 409A and guidance thereunder (basically, executive officers) must be deferred until the earlier of (i) the first day of the seventh month following the participant’s termination of employment or (ii) the date of the participant’s death.

If a participant is involuntarily terminated following or incident to a change in control, the participant shall automatically become fully vested in his or her benefit under the SERP and such benefits shall become payable.

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Calculation of Benefits Potentially Payable to our Named Executive Officers under the SERP if a Triggering Event had Occurred as of December 31, 2015

The lump sum or annuity amounts that would have been payable under the SERP to each of our Named Executive Officers if they had become eligible for benefits as of December 31, 2015 are set forth below. Also set forth below are the payments that would have been made to each Named Executive Officer’s designated beneficiary if the officer had died December 31, 2015.

For Mr. Marsh, the lump sum amount would have been $1,774,891. Alternatively, Mr. Marsh could have elected to receive a lump sum of $1,378,600 as of December 31, 2015 and monthly payments of $2,257 commencing January 1, 2016 for the remainder of his lifetime. In the event Mr. Marsh had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $1,354 for up to 15 years upon Mr. Marsh’s death. If Mr. Marsh had died December 31, 2015 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $1,774,891.

For Mr. Addison, the lump sum amount would have been $635,192. Alternatively, Mr. Addison could have elected to receive a lump sum of $576,457 as of December 31, 2015 and monthly payments of $305 commencing January 1, 2016 for the remainder of his lifetime. In the event Mr. Addison had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $183 for up to 15 years upon Mr. Addison’s death. If Mr. Addison had died December 31, 2015 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $635,192.

For Mr. Byrne, the lump sum amount would have been $876,348. Alternatively, Mr. Byrne could have elected to receive a lump sum of $705,116 as of December 31, 2015 and monthly payments of $903 commencing January 1, 2016 for the remainder of his lifetime. In the event Mr. Byrne had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $542 for up to 15 years upon Mr. Byrne’s death. If Mr. Byrne had died December 31, 2015 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $876,348.

For Mr. Lindsay, the lump sum amount would have been $246,084. Mr. Lindsay was not eligible for the alternative election providing for a reduced lump sum and lifetime monthly payments. If Mr. Lindsay had died December 31, 2015 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $246,084.

For Mr. Kissam, the lump sum amount would have been $168,120. Alternatively, Mr. Kissam could have elected to receive a lump sum of $152,280 as of December 31, 2015 and monthly payments of $76 commencing January 1, 2016 for the remainder of his lifetime. In the event Mr. Kissam had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $46 for up to 15 years upon Mr. Kissam’s death. If Mr. Kissam had died December 31, 2015 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $168,120.

Mr. Bullwinkel retired from the Company in January of 2015, so he would not have been entitled to any payments upon a change in control.

Executive Deferred Compensation Plan

The EDCP is described in the narrative following the 2015 Nonqualified Deferred Compensation table on page 49. As discussed in that section, amounts deferred under the EDCP are required to be paid, or begin to be paid, as soon as practicable following the earliest of a participant’s death, separation from service, or with respect to pre-2005 deferrals and hypothetical earnings thereon, disability.

The “Aggregate Balance at Last FYE” column of the 2015 Nonqualified Deferred Compensation table on page 49 shows the amounts that would have been payable under the EDCP to each of our Named Executive Officers, as of December 31, 2015, (i) with respect to amounts payable at a date certain prior to separation from service, death, or, as to pre-2005 deferrals and hypothetical earnings thereon, disability, and (ii) with respect to amounts payable after separation from service, death, or, as to pre-2005 deferrals and hypothetical earnings thereon, disability, if they had been paid using the single sum form of payment. If the Named Executive Officers instead chose payment of the deferrals in annual installments, the annual installment payments over the payment periods selected by the Named Executive Officers are estimated as set forth below: Mr. Marsh — $551,728; Mr. Addison — $231,752; Mr. Byrne — $369,459; Mr. Lindsay — $496,904; Mr. Kissam — $59,772; Mr. Bullwinkel retired in January 2015.

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Discussions of Plans are Summaries Only

The discussions of our various compensation plans in this “Executive Compensation” section of the Proxy Statement are merely summaries of the Plans and do not create any rights under any of the Plans and are qualified in their entirety by reference to the Plans themselves.

DIRECTOR COMPENSATION

Board Fees

Our Board reviews director compensation every year with guidance from the Nominating and Governance Committee. In making its recommendations, the Committee is required by our Governance Principles to consider that compensation should fairly pay directors for work required in a company of our size and scope, compensation should align directors’ interests with the long-term interests of shareholders, and the compensation structure should be transparent and easy for shareholders to understand. We also consider the risks inherent in board service. Approximately every other year, the Nominating and Governance Committee considers relevant publicly available data and information provided by management’s compensation consultant in making compensation recommendations. The Committee may also consider recommendations from our Chairman and Chief Executive Officer. Officers who are also directors do not receive additional compensation for their service as directors.

In 2015 we provided the following compensation for non-employee directors:

•

$193,000 in annual fees, consisting of a $115,800 stock retainer which is paid in shares of our common stock and a $77,200 cash retainer. The stock retainer and the cash retainer are payable on a quarterly basis.

•

Committee Chair and Lead Director annual leadership retainer fees, payable in cash, in the following additional amounts: Lead Director — $18,000, Audit Committee Chair — $14,000, Compensation Committee Chair — $8,000, Nominating and Governance Committee Chair — $8,000, Nuclear Oversight Committee Chair — $8,000. A director may only earn one annual leadership retainer fee in the form of either a Committee Chair retainer fee or the Lead Director retainer fee. Such additional Committee Chair and Lead Director retainer fees are also payable on a quarterly basis.

All director compensation is pro-rated for any year of partial service. The annual stock retainer and all fees payable in cash may be deferred at the director’s election pursuant to the terms of the Director Compensation and Deferral Plan discussed below. Beginning in 2015, non-employee directors are also permitted to choose to defer all or a portion of their annual cash retainer fees and all (but not less than all) of their annual stock retainer fees under the EDCP instead of the Director Compensation and Deferral Plan. See “Executive Compensation – Executive Deferred Compensation Plan” beginning on page 49.

Director Compensation and Deferral Plan

Since January 1, 2001, non-employee director compensation and related deferrals have been governed by the SCANA Director Compensation and Deferral Plan. Amounts deferred by directors in previous years under the SCANA Voluntary Deferral Plan continue to be governed by that plan.

Under the Director Compensation and Deferral Plan, instead of receiving quarterly payments of the stock retainer, a director may make an annual irrevocable election to defer all or a portion of the stock retainer into an investment in our common stock, with distribution from the plan to be ultimately payable in shares of our common stock. A director also may elect to defer all or a portion of all other fees into an investment in our common stock or into a growth increment ledger which is credited with growth increments based on the prime interest rate charged from time to time by Wells Fargo Bank, N.A., as determined by us, with distribution from the Plan to be ultimately payable in cash or stock as the Plan may dictate. Amounts payable in our common stock accrue earnings during the deferral period at our dividend rate. All dividends attributable to shares of our common stock credited to each director’s stock ledger account will be converted to additional credited shares of our common stock as though reinvested as of the next business day after the dividend is paid. Directors do not have voting rights with respect to shares credited to their accounts under the Plan. A director’s growth increment ledger will be credited on the first day of each calendar quarter, with a growth increment computed on the average balance in the director’s growth increment ledger during the preceding calendar quarter. The growth increment will be equal to the amount in the director’s growth increment ledger multiplied by the average interest rate we select during the preceding calendar quarter times a fraction the

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numerator of which is the number of days during such quarter and the denominator of which is 365. Growth increments will continue to be credited until all of a director’s benefits have been paid out of the Plan.

We establish a ledger account for each director that reflects the amounts deferred on his or her behalf and the deemed investment of such amounts into a stock ledger account or a growth investment ledger account. Each ledger account will separately reflect the pre-2005 and post-2004 deferrals and earnings thereon, and the portion of the post-2004 deferrals and earnings thereon payable at a date certain and the portion payable when the director separates from service from the Board. In this discussion, we refer to pre-2005 deferrals as the “pre-2005 ledger account” and to post-2004 deferrals as the “post-2004 ledger account.”

Directors may elect for payment of any post-2004 deferrals to be deferred until the earlier of separation from service from the Board for any reason or a date certain, subject to any limitations we may choose to apply at the time of election. If a participant does not make a payment election with respect to amounts deferred for any deferral period, such deferrals will be paid in a lump sum payment as soon as practicable after the director’s separation from service from the Board.

Subject to the acceleration provisions of the Plan and Board approval with respect to pre-2005 deferrals, a director may elect an additional deferral period of at least 60 months with respect to any previously deferred amount credited to his or her post-2004 ledger account that is payable at a date certain, and an additional deferral period of at least 12 months for each separate deferral credited to his or her pre-2005 ledger account. With respect to amounts deferred until separation from service from the Board, directors may also elect a new manner of payment with respect to any previously deferred amounts, provided that, in the case of amounts credited to post-2004 ledger accounts that are payable on separation from service from the Board, payments are delayed for 60 months from the date payments would otherwise have commenced absent the election.

Amounts credited to directors’ post-2004 ledger accounts that are scheduled to be paid at a date certain will be paid in the form of a single sum payment as soon as practicable after the date certain. With respect to amounts credited to pre-2005 ledger accounts, and amounts credited to post-2004 ledger accounts that are scheduled to be paid on separation from service from the Board, directors must irrevocably elect (subject to certain permitted changes) to have payment made in accordance with one of the following distribution forms:

•	a single sum payment;

•	a designated number of installments payable monthly, quarterly or annually, as elected (and in the absence of an election, annually), over a specified period not in excess of 20 years; or

•

in the case of a post-2004 ledger account, payments in the form of annual installments with the first installment being a single sum payment of 10% of the post-2004 ledger account determined immediately prior to the date such payment is made and with the balance of the post-2004 ledger account being paid in annual installments over a total specified period not in excess of 20 years.

Such payments will be paid or commence to be paid as soon as practicable after the conclusion of the deferral period elected.

Notwithstanding any payment election made by a director:

•	payments will be paid, or begin to be paid, as soon as practicable following the director’s separation from service from the Board for any reason except as otherwise provided below;

•

if a director dies prior to the payment of all or a portion of the amounts credited to his or her ledger account, the balance of any amount payable will be paid in a cash lump sum to his designated beneficiaries;

•

if a director ceases to be a non-employee director but thereafter becomes our employee, all pre-2005 ledger accounts will be paid as soon as practicable after he or she becomes our employee in a single lump sum payment and all post-2004 ledger accounts will be paid as soon as practicable after he or she has incurred a separation from service as a nonemployee director (as determined in accordance with Internal Revenue Code Section 409A);

•	if a director’s post-2004 ledger account balance is less than $100,000 ($5,000 for pre-2005 ledger accounts) at the time for payment specified, such amount will be paid in a single payment; and

•

in the case of any post-2004 ledger accounts that are payable on separation from service from the Board and that are subject to an additional deferral period of 60 months as a result of the modification of the manner of payment, no payment attributable to any post-2004 ledger accounts will be accelerated to a date earlier than the expiration of the 60 month period.

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We, at our sole discretion, may alter the timing or manner of payment of deferred amounts if the director establishes, to our satisfaction, an unanticipated and severe financial hardship that is caused by an event beyond the director’s control. In such event, we may:

•	provide that all, or a portion of, the amount previously deferred by the director immediately be paid in a lump sum cash payment;

•	provide that all, or a portion of, the installments payable over a period of time immediately be paid in a lump sum cash payment; or

•	provide for such other installment payment schedules as we deem appropriate under the circumstances.

For pre-2005 ledger accounts, severe financial hardship will be deemed to have occurred in the event of the director’s or a dependent’s sudden, lengthy and serious illness as to which considerable medical expenses are not covered by insurance or relative to which there results a significant loss of family income, or other unanticipated events of similar magnitude. For post-2004 ledger accounts, severe financial hardship will be deemed to have occurred from a sudden or unexpected illness or accident of the director or the director’s spouse, beneficiary or dependent, loss of the director’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the director’s control.

During 2015, Ms. Miller and Messrs. Micali, Roquemore, Sloan and Stowe elected to defer 100% of their compensation and earnings and Messrs. Aliff, Bennett and Hagood deferred a portion of their earnings under either or both of the Director Compensation and Deferral Plan and/or the Executive Deferred Compensation Plan.

As discussed under “Executive Compensation — Executive Deferred Compensation Plan” beginning on page 49, in 2014, we amended the EDCP to allow non-employee directors, who have met our minimum share ownership guidelines and who have not deferred such fees under the Director Deferral and Compensation Plan to defer all or a portion of their annual cash retainer fees and all (but not less than all) of their annual stock retainer fees into the EDCP, with payments ultimately to be paid in cash. Non-employee directors first became eligible to participate in the EDCP in 2015.

At the Annual Meeting, we are submitting two proposed amendments to the Director Compensation and Deferral Plan. See “Proposals 3 and 4 — Approval of Amendments to the Director Compensation and Deferral Plan,” “Proposal 3 —Approval of an Amendment to and Restatement of the Director Compensation and Deferral Plan to Implement Annual Limits on the Total Number of Shares that may be Issued to any Individual Participant Each Year,” and “Proposal 4 — Approval of an Amendment to and Restatement of the Director Compensation and Deferral Plan to Increase the Number of Shares that may be Reserved for Issuance under the Plan.”

Endowment Plan

In July 2013, the Board closed the SCANA Director Endowment Plan to new participants effective January 1, 2013 after considering management’s recommendation that such a plan may not be perceived as a best corporate governance practice. However, for eligible participants, the SCANA Director Endowment Plan provides for us to make tax deductible, charitable contributions totaling $500,000 to institutions of higher education designated by the director. The Plan was intended to reinforce our commitment to quality higher education and to enhance our ability to attract and retain qualified Board Members. A portion is contributed upon retirement of the director and the remainder upon the director’s death. As of December 31, 2015, the cash obligation under the Plan was $7,700,000 pre-tax and $4,754,750 after-tax (assuming a 38.25% tax rate). The Plan is funded through insurance policies on the lives of certain of the participating directors. The 2015 premium for such insurance was $34,835. Currently the premium estimate for 2016 is $34,835.

Designated institutions of higher education in South Carolina, North Carolina and Georgia must be approved by our Chief Executive Officer. Institutions in other states must be approved by the Compensation Committee. The designated institutions are reviewed on an annual basis by the Chief Executive Officer to assure compliance with the intent of the Plan.

Discussions of Plans are Summaries Only

The discussions of our various plans, including the Director Compensation and Deferral Plan and the Director Endowment Plan, are merely summaries of the plans and do not create any rights under any of the plans, and are qualified in their entirety by reference to the plans themselves.

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2015 DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation we paid to each of our non-employee directors in 2015.

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards ($)(2) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3) (f)	All Other Compensation ($) (g)	Total ($) (h)
G. E. Aliff	$19,300	$28,950	—	—	—	—	$48,250
J. A. Bennett	$77,200	$115,800	—	—	$1,157	—	$194,157
J. F.A.V. Cecil	$77,200	$115,800	—	—	—	—	$193,000
S. A. Decker	$19,300	$28,950	—	—	—	—	$48,250
D. M. Hagood	$91,200	$115,800	—	—	—	—	$207,000
J. M. Micali	$85,200	$115,800	—	—	—	—	$201,000
L. M. Miller	$81,200	$115,800	—	—	—	—	$197,000
J. W. Roquemore	$81,200	$115,800	—	—	—	—	$197,000
M. K. Sloan	$85,200	$115,800	—	—	—	—	$201,000
H. C. Stowe	$95,200	$115,800	—	—	$245	—	$211,245
A. Trujillo	$77,200	$115,800	—	—	—	—	$193,000
(1)	Cash retainer fees greater than $77,200 represent quarterly leadership fees for directors holding a Committee Chair or Lead Director position.
(2)	The annual stock retainer of $115,800 is required to be paid quarterly in shares of our common stock. With the exception of our new directors, Mrs. Decker and Mr. Aliff, the quarterly stock retainer shares for the directors were issued on January 8, 2015, at a weighted average purchase price of $61.81, April 16, 2015, at a weighted average purchase price of $54.81, July 9, 2015, at a weighted average purchase price of $52.88, and October 8, 2015, at a weighted average purchase price of $55.84. Mrs. Decker’s and Mr. Aliff’s stock retainer shares were issued on November 19, 2015 at a weighted average price of $59.68.
(3)	Represents above market earnings on Mr. Bennett’s previous cash deferrals into the cash deferral account ($916) and into the now closed Voluntary Deferral Plan ($241), and Mr. Stowe’s cash deferrals into the cash deferral account ($245).

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AUDIT COMMITTEE REPORT

In connection with the December 31, 2015 financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent public accountants those matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board; (iii) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and (iv) discussed with the independent accountant the independent accountant’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Mr. D. Maybank Hagood (Chairman)

Mr. Gregory E. Aliff

Mr. John F. A. V. Cecil

Mr. James M. Micali

Ms. Lynne M. Miller

Mr. Harold C. Stowe

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PROPOSAL 2 — APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP served as our independent registered public accounting firm for the year ended December 31, 2015, and the Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm to audit our 2016 financial statements. Shareholders are being asked to approve this appointment at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF

DELOITTE & TOUCHE LLP’S 2016 APPOINTMENT.

Unless you indicate to the contrary, the persons identified as proxies on the accompanying proxy card intend to vote the shares represented by your proxy to approve the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our 2016 financial statements.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and available to make such statements as they may desire and to respond to appropriate questions from shareholders.

Pre-Approval of Auditing Services and Permitted Non-Audit Services

Our Audit Committee Charter requires the Audit Committee to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent registered public accounting firm. Pursuant to a policy adopted by the Audit Committee, its Chairman may pre-approve the rendering of services on behalf of the Audit Committee. Decisions by the Chairman to pre-approve the rendering of services are presented to the Audit Committee for approval at its next scheduled meeting.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed to SCANA and its subsidiaries for the fiscal years ended December 31, 2015 and 2014 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates.

	2015	2014
Audit Fees(1)	$2,670,000	$2,635,000
Audit Related Fees(2)	$139,945	$149,673
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$2,809,945	$2,784,673

(1)	Fees for Audit Services billed for 2015 and 2014 consisted of audits of annual financial statements, comfort letters, statutory and regulatory audits, consents and other services related to Securities and Exchange Commission filings, and accounting research.
(2)	Fees primarily for employee benefit plan audits and, in 2014, for non-statutory audit services.

In 2015 and 2014, all of the Audit Fees and Audit Related Fees were approved by the Audit Committee.

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PROPOSALS 3 AND 4 — APPROVAL OF AMENDMENTS TO THE DIRECTOR COMPENSATION AND DEFERRAL PLAN

At the Annual Meeting, we are submitting to shareholders for approval two proposed amendments to the Director Compensation and Deferral Plan (the “Plan”). The first amendment is to implement annual limits on the total number of shares that may be issued under the Plan to any individual participant each year. The second amendment is to increase from 400,000 to 550,000 the number of shares that may be issued pursuant to the Plan. These amendments are further discussed in the following two sections and are reflected in the amended and restated Plan, which is attached to this Proxy Statement as Exhibit A. We are asking shareholders to approve these two amendments separately.

The Plan is intended to promote the achievement of our long-term objectives by (i) linking the personal interests of non-employee directors to those of our shareholders, and (ii) attracting and retaining non-employee directors of outstanding competence by mandating that a certain portion, as determined from time to time, of the retainer fee of each non-employee director be paid in shares of our common stock, unless such amount is voluntarily deferred to a future date in accordance with the Plan’s terms.

As discussed above under “Director Compensation – Board Fees,” pursuant to the Plan, we currently pay 60% of directors’ annual fees in shares of our common stock. As further discussed above under “Director Compensation – Director Compensation and Deferral Plan,” under the Plan, a director may make an annual irrevocable election to defer all or a portion of the annual stock retainer fee and all fees payable in cash into an investment in our common stock, with distribution from the Plan to be ultimately payable in shares of our common stock.

Summary Description of the Plan

The following summary of the terms of the Plan is qualified in its entirety by reference to the text of the Plan (as currently in effect and as proposed to be amended), which is attached to this Proxy Statement as Exhibit A. If adopted by the shareholders the amendments to the Plan will become effective immediately.

•	Administration. The Plan is administered by the Board.

•

Eligibility. Only non-employee directors are eligible to participate in the Plan. There are currently 11 non-employee directors; however, because of retirements and the addition of new individuals as directors and because the Board may decrease or increase in size from time to time, the total number of persons who will participate in the Plan cannot be determined at this time.

•

Stock Available for Issuance through the Plan. The Plan currently provides for the issuance of up to 400,000 shares of SCANA common stock, of which 355,931 have been issued or are being held for issuance at the end of the deferral period as of March 1, 2016. This number is subject to adjustments as described in “Adjustments and Amendments” below. On March 1, 2016, the closing price for a share of SCANA common stock as reported on the New York Stock Exchange was $64.29. The proposed amendment to the Plan to increase the number of shares available for issuance under the Plan would increase the number of shares remaining available for issuance from 44,069 as of March 1, 2016 to 194,069.

•

Adjustments and Amendments. The Plan provides for appropriate adjustment to the number of shares of SCANA common stock to be issued under the Plan, as well as with respect to any deferred amounts credited to a participant’s deferral account, in the event of changes in outstanding SCANA common stock by reason of a merger, stock split or certain other similar events that effect a change in SCANA’s capital stock. Subject to the terms of the Plan, the Board may at any time and from time to time amend, modify or terminate the Plan. However, no amendment may (i) increase the total number of shares of SCANA common stock that may be issued under the Plan or (ii) modify the requirements as to Plan eligibility without shareholder approval.

•

Deferrals. Under the Plan, and at a time decided by the Company before the beginning of each service period, a director irrevocably may elect to defer all or a portion of compensation earned for such service period. In the case of a director elected to the Board of Directors during the service period, the director may elect, within 30 days of his election to the Board of Directors, to defer all or a portion of his or her compensation for services to be performed subsequent to his or her election.

•

Fair Market Value. Deferrals to the company stock ledger are converted into shares of SCANA common stock based on the fair market value of SCANA common stock on the date the deferrals would otherwise have been

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paid to the director. The number of shares issued to a non-deferring director is based on the fair market value of SCANA stock on the payment date.

•

Additional Information About the Plan. Additional information about the operation of the Plan, payment of deferrals, and possible acceleration of payments is set forth above in the section “Director Compensation – Director Compensation and Deferral Plan.”

•

Plan Benefits. The benefits to be received under the Plan by particular individuals are not determinable at this time. The “2015 Director Compensation Table” on page 61 discloses stock retainers paid to non-employee directors in 2015 pursuant to the Plan. The discussion of the Plan, beginning on page 58, discloses non-employee directors’ 2015 deferrals under the Plan. All benefits under the Plan will be earned by individuals who are non-employee directors of SCANA.

Federal Income Tax Consequences

Generally, SCANA will receive an income tax deduction at the same time and in the same amount as any amount that is taxable to a participant as ordinary income. Participants will recognize income when they receive stock or cash from the Plan.

Equity Compensation Plan Information

Equity securities issuable under SCANA’s compensation plans at December 31, 2015 are summarized as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2015 Long-Term Equity Compensation Plan	157,316	(1)	n/a	4,842,684
Prior Long-Term Equity Compensation Plan	493,611	(2)	n/a	—
Non-Employee Director Compensation Plan	n/a		n/a	49,913
Equity compensation plans not approved by security holders	n/a		n/a	n/a

Total	650,927		n/a	4,892,597
(1)	Represents unearned non-vested performance share awards from the 2015-2017 performance period assuming a target level payout.
(2)	Represents earned non-vested performance share awards from the 2014-2016 performance period at achieved levels and unearned non-vested performance share awards from the 2014-2016 performance period assuming a target level payout. Also includes 226,902 performance shares related to vested grants from the 2013-2015 performance period which were settled in cash rather than shares in February 2016. The remaining award amount of 266,709 will be 128,132 higher if maximum level payout is earned for the 2014-2016 performance period.

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PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE DIRECTOR COMPENSATION AND DEFERRAL PLAN TO IMPLEMENT ANNUAL LIMITS ON THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED TO ANY INDIVIDUAL PARTICIPANT EACH YEAR

At the Annual Meeting, we are submitting to shareholders for approval a proposed amendment to and restatement of the Plan to implement an annual limit of 10,000 shares on the number of shares that may be issued to any individual participant under the Plan each year.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO AND RESTATEMENT OF THE PLAN TO IMPLEMENT ANNUAL LIMITS ON THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED TO ANY INDIVIDUAL PARTICIPANT EACH YEAR.

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE DIRECTOR COMPENSATION AND DEFERRAL PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE RESERVED FOR ISSUANCE UNDER THE PLAN

At the Annual Meeting, we are submitting to shareholders for approval a proposed amendment to and restatement of the Plan to increase by 150,000 shares, from 400,000 to 550,000, the number of authorized shares of common stock available for issuance under the Plan.

The number of shares of SCANA common stock originally authorized for issuance under the Plan when it was adopted was 100,000. The shareholders subsequently approved amendments to the Plan to authorize an additional 300,000 shares for issuance. As of March 1, 2016, 44,069 shares remained available for issuance under the Plan. That number is estimated to be sufficient to allow us to pay retainer fees in common stock, and allow for deferrals of fees into an investment in shares of common stock, only until late 2017, however, if the recent volatility in the stock market continues, the current share allocation could be depleted as soon as early 2017.

Because the Board wishes to continue to be able to pay directors’ retainer fees in shares of our common stock, and to encourage non-employee directors to invest in our common stock pursuant to the Plan, the Board has determined to amend the Plan, subject to shareholder approval, to add an additional 150,000 shares of our common stock to the number of shares authorized for issuance under the Plan, and to submit the amendment to and restatement of the Plan for shareholder approval at the 2016 Annual Meeting. Management believes that if the amendment to and restatement of the Plan is approved, the increased number of shares would be sufficient to satisfy Plan requirements for approximately five years.

If the shareholders do not approve the amendment to and restatement of the Plan, the Plan as currently in effect would continue until all the shares now authorized for issuance under the Plan have been issued. In addition, if the shareholders do not approve the amendment, the Board will likely find it necessary to change its current director share ownership policy, which is discussed above in the section “Governance Information-Director Share Ownership Requirements.”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO AND RESTATEMENT OF THE PLAN TO INCREASE TO 550,000 THE NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO THE PLAN.

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PROPOSAL 5 — APPROVAL OF BOARD-PROPOSED AMENDMENTS TO ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

Background of the Proposal

Our Articles of Incorporation currently provide for a classified Board of Directors divided into three classes, with each class being elected for a three-year term. In 2012 and 2013, we received shareholder proposals recommending the declassification of our Board of Directors. In 2012, 38% of our outstanding shares voted in favor of the proposal, and in 2013, 44% of our outstanding shares voted in favor of the proposal. We also received a shareholder proposal for our 2014 Annual Meeting seeking a shareholder vote on declassification. In light of the apparent growing shareholder support for declassification, the Board proposed amendments to our Articles of Incorporation to effect declassification and recommended that our shareholders approve such amendments at the 2014 Annual Meeting. Based on our agreement to submit a Board proposal on declassification to shareholders, the shareholder proposal for the 2014 Annual Meeting was withdrawn. We resubmitted a Board declassification proposal at the 2015 Annual Meeting.

At the 2014 and 2015 Annual Meetings, 62% and 63%, respectively, of our outstanding shares voted in favor of the proposal, but shareholder support is still significantly less than the 80% affirmative vote of outstanding shares required to adopt the amendment.

Our Board is committed to strong corporate governance practices. In considering the results of the shareholder votes on the 2012 – 2015 proposals, as well as the support of institutional investor groups for annual election of directors, the Board again took into account the advantages and disadvantages of a classified Board. In favor of retaining the classified board structure, the Board noted that: a classified board structure provides valuable stability and continuity of leadership; a classified board structure enables us to recruit high quality directors who are willing to invest the time and energy necessary to understand our business, technology, competitive environment and strategic goals; and a classified board structure helps protect shareholder value in case of an unsolicited takeover proposal at an unfair price. In favor of declassification, the Board noted that declassification would allow our shareholders to evaluate all directors annually and would be consistent with a view that a declassified board is a corporate governance best practice. The Board also considered that many U.S. public companies have eliminated their classified board structures in recent years based on the perception of a growing number of investors that annual election of directors is the primary means for shareholders to influence corporate governance policies and to increase board accountability.

In February 2016, the Board decided to again propose amendments to Article 8 of our Articles of Incorporation to declassify the Board and provide for the annual election of all directors, and to recommend that our shareholders vote in favor of the amendments.

Proposed Amendments to Article 8 of the Articles of Incorporation

Under the proposed amendments, the annual election of directors would be phased in gradually to assure a smooth transition. If the amendments are adopted, they would become effective upon our filing of Articles of Amendment with the South Carolina Secretary of State following the Annual Meeting. Accordingly, directors elected at the 2017 annual meeting and thereafter would be elected to one-year terms. Consistent with our Articles of Incorporation as in effect for the 2016 Annual Meeting, directors to be elected at the 2016 Annual Meeting will be elected to serve three-year terms, expiring at the 2019 annual meeting. Directors who were elected at the 2015 annual meeting will continue to serve their current terms until the 2018 annual meeting, and directors who were elected at the 2014 annual meeting will continue to serve their current terms until the 2017 annual meeting. Article 8 of our Articles of Incorporation would also be amended to delete other references to classification of the Board and to provide that a director elected to fill a newly created directorship or vacancy would serve until the next annual meeting of shareholders.

If the proposed amendments to Article 8 of our Articles of Incorporation are not adopted by shareholders, the Board of Directors will remain classified.

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Text of the Proposed Amendments

The text of the proposed amendments to our Articles of Incorporation is as follows:

8.A.	The number of directors of the corporation that shall constitute the entire Board of Directors shall be fixed from time to time by or pursuant to the provisions of the By-laws of the corporation. Any such provision shall continue in effect unless and until changed by the Board of Directors, but no such changes shall affect the term of any director then in office. Upon the adoption of this Section 8.A., Directors elected prior to the 2017 annual meeting of shareholders shall continue to be, and are, divided into three classes (I, II and III), as nearly equal in number as possible, and shall hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their respective elections and until their respective successors are elected and qualified. Directors elected at each annual meeting of shareholders commencing with the annual meeting of shareholders in 2017 shall hold office for a term of one year expiring at the next annual meeting of shareholders and until their respective successors are duly elected and qualified. No person who is not a salaried employee of the corporation who would attain the age of 70 or older during his term of service as a director shall be eligible to be elected a director. No person who is a salaried employee of the corporation who is age 65 or older shall be eligible to be elected a director, and the term of office of any director who is a salaried employee of the corporation shall expire upon such director attaining the age of 65 or upon retirement from active service with the corporation, whichever is earlier; provided, however, a person who is the Chief Executive Officer shall be eligible for election as a director even if such person is age 65 or older or has retired from active service with the corporation, and such person’s term shall not expire as a result of attaining age 65 or prior retirement from active service with the corporation.

B.	Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled only by the Board of Directors then in office, although less than a quorum. Directors elected to fill a newly created directorship or other vacancies shall hold office until the next annual meeting of shareholders and until such director’s successor has been elected and has qualified.

C.	No changes to Article 8.C.

D.	Notwithstanding the foregoing, if at any time the holders of any one or more classes or series of preferred stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Restated Articles of Incorporation applicable thereto.

Required Vote and Board Recommendation

Our Articles of Incorporation require that, to be adopted, the proposed amendments must be approved by the affirmative vote of at least 80% of all outstanding shares of our common stock. If approved, the amendments will become effective upon filing of Articles of Amendment with the Secretary of State of South Carolina.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENTS TO

ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.

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OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities and Exchange Commission require that we disclose late filings of reports of beneficial ownership and changes in beneficial ownership of our common stock by our directors, executive officers and greater than 10% beneficial owners. To our knowledge, based solely on a review of Forms 3, 4 and 5 and amendments to such forms furnished to us and written representations made to us, all filings on behalf of such persons were made on a timely basis in 2015.

Shareholder Proposals and Nominations

In order to be considered for inclusion in our Proxy Statement and Proxy Card for the 2017 Annual Meeting of Shareholders, a shareholder proposal must be received by us at SCANA Corporation, c/o Corporate Secretary, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, no later than November 29, 2016. Securities and Exchange Commission rules contain standards for determining whether a shareholder proposal is required to be included in a proxy statement.

Under our bylaws, any shareholder who intends to present a proposal or nominate an individual to serve as a director at the 2017 Annual Meeting must notify us no later than November 29, 2016 of the intention to present the proposal or make the nomination. The shareholder also must comply with the other requirements in the bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Expenses of Solicitation

This solicitation of proxies is being made by our Board of Directors. We pay the cost of preparing, assembling and mailing this proxy soliciting material, including certain expenses of brokers and nominees who mail proxy material to their customers or principals. We have retained Georgeson, Inc., 480 Washington Boulevard, Jersey City, NJ 07310, to assist in the solicitation of proxies for the Annual Meeting and to provide ongoing governance advice and consultation at a fee of $18,000 plus associated costs and expenses.

In addition to the use of the mail, proxies may be solicited personally, by telephone, by email or other electronic means by our officers and employees without additional compensation.

View Proxy Statement and Annual Report Information through the Internet

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR

SHAREHOLDER MEETING TO BE HELD ON APRIL 28, 2016:

The Proxy Statement, Notice of 2016 Annual Meeting, Annual Financial Statements, and Management’s Discussion and Analysis and Related Annual Report Information are available through the Internet at www.scana.com under the caption “Investors — Financial Reports — Most Recent Reports.”

SCANA shareholders may view proxy statements and annual report information at this website. If you choose to view proxy materials through the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

Availability of Form 10-K

We have filed with the Securities and Exchange Commission our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. A copy of the Form 10-K, including the financial statements and financial statement schedule and a list of exhibits, will be provided without charge to each shareholder to whom this proxy statement is delivered upon our receipt of a written request from such shareholder. The exhibits to the Form 10-K also will be provided upon request and payment of copying charges. Requests for a copy of the Form 10-K should be directed to: Susan Wright, Director—Financial Planning & Investor Relations, SCANA Corporation, 220 Operation Way, Mail Code B125, Cayce, South Carolina 29033.

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Incorporation by Reference

We file various documents with the Securities and Exchange Commission, some of which incorporate information by reference. This means that information we have previously filed with the Securities and Exchange Commission should be considered as part of the filing.

Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed to be filed with the Securities and Exchange Commission or incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically incorporated by reference therein.

References to Our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules or the New York Stock Exchange Listing Standards. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Directions to the Annual Meeting

From Charlotte: Take I-77 South to Exit 9-A (Garners Ferry Road). Follow the exit onto Garners Ferry Road under I-77. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

From Charleston: Take I-26 to I-77 North toward Charlotte. Take Exit 9-A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

From Greenville: Take I-26 East toward Columbia/Charleston. Take Exit 116 onto I-77 North toward Charlotte. Take Exit 9-A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

From Downtown (Columbia): Take US 378/76 East (Devine Street/Garners Ferry Road) past the Veterans Administration Hospital (also known as Dorn VA Medical Center) and under the I-77 overpass. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

Tickets to the Annual Meeting

An admission ticket or proof of share ownership as of the record date, March 1, 2016, is required to attend the Annual Meeting. If you plan to use the admission ticket, please remember to detach it from your proxy card before mailing your proxy card. If you forget to bring the admission ticket, you will be admitted to the meeting only if you are listed as a shareholder of record as of the close of business on March 1, 2016 and bring proof of identification. If you hold your shares through a stockbroker or other nominee, you must provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or nominee or a brokerage statement showing your share ownership on March 1, 2016.

If you are a shareholder of record and your shares are owned jointly and you need an additional ticket, you should contact the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or call 803-217-7568.

SCANA CORPORATION

Gina Champion

Corporate Secretary

Deputy General Counsel

March 28, 2016

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EXHIBIT A

SCANA Corporation

Amended and Restated Director Compensation And Deferral Plan

(including amendments through ~~November 30, 2014~~                , 2016)

Content

SCANA Corporation

Amended and Restated Director Compensation And Deferral Plan

(including amendments through ~~November 30, 2014~~             2016)

SECTION 1. ESTABLISHMENT AND PURPOSE

1.1    Establishment of the Plan. SCANA Corporation (the “Company”) established the SCANA Corporation Nonemployee Director Stock Plan, effective as of January 1, 1997. Effective as of January 1, 2001, the plan was renamed the “SCANA Corporation Director Compensation and Deferral Plan” (hereinafter called the “Plan”) and amended and restated to include a deferred compensation component. Effective as of January 1, 2009, the Plan was amended and restated to comply with the requirements of Code Section 409A. Effective as of December 31, 2009, the Plan was again amended and restated to reflect further modifications to comply with Code Section 409A as well as to implement certain design changes. Effective as of April 21, 2011, and November 30, 2014 the Plan was again amended and restated. The Plan was most recently amended and restated as provided herein, effective as of ~~November 30, 2014~~            , 2016.

1.2     Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors, as defined in Section 2(r) herein, to those of the Company’s shareholders and to attract and retain Nonemployee Directors of outstanding competence by mandating that a certain portion as may be determined from time to time of the Retainer Fee of each Participant as defined in Section 2(u) herein, be paid in Company Stock, unless such amount is voluntarily deferred to a future date in accordance with the Plan’s terms or pursuant to the SCANA Corporation Executive Deferred Compensation Plan (“EDCP”). The Plan is intended to conform to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any replacement rule in effect from time to time (“Rule 16b-3”). The Plan also provides a means by which Nonemployee Directors may defer certain additional amounts to some future period.

SECTION 2. DEFINITIONS

2.1    Definitions. Whenever used herein, the following terms shall have the meanings set forth below, unless otherwise expressly provided herein or unless a different meaning is plainly required by the context, and when the defined meaning is intended, the term is capitalized:

  (a)   “Act” means the Securities Exchange Act of 1934, as amended.

  (b)   “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Act.

  (c)   “Beneficiary” means any person or entity who, upon the Participant’s death, is entitled to receive the Participant’s benefits under the Plan in accordance with Section 7 hereof.

  (d)   “Board of Directors” means the board of directors of the Company.

  (e)   “Change in Control” means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act, whether or not the Company is then subject to such reporting requirements; provided that, without limitation, such a Change in Control shall be deemed to have occurred if:

  (i)       Any Person (as defined in Section 3(a)(9) of the Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d)) is or becomes the Beneficial Owner, directly or indirectly, of twenty-five percent (25%) or more of the combined voting power of the outstanding shares of capital stock of the Company;

  (ii)       During any period of two (2) consecutive years (not including any period prior to the execution of this Plan) there shall cease to be a majority of the Board of Directors comprised as follows: individuals who at the beginning of such period constitute the Board of Directors and any new director(s) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

  (iii)     The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting shares of capital stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of capital stock of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting shares of capital stock of the Company or such surviving entity outstanding immediately after such merger or consolidation; or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

  (f)    “Code” means the Internal Revenue Code of 1986, as amended.

  (g)   “Company” means SCANA Corporation, a South Carolina corporation, or any successor thereto.

  (h)   “Company Stock” means the no par value common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 3.6), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

  (i)   “Company Stock Ledger” means an appropriate bookkeeping record established in the DCD Ledger for which amounts credited are converted into hypothetical credited shares of Company Stock.

  (j)   “Compensation” means Retainer Fees payable to a Participant during a Service Period by the Company.

  (k)   “DCD Ledger” means an appropriate bookkeeping record which shall be established for each Participant which shall reflect: (1) the amounts deferred on behalf of each Participant; and (2) the crediting of deemed investments (and hypothetical earnings on those deemed investments) with respect to amounts deferred on behalf of each Participant. Each DCD Ledger shall separately reflect the pre-2005 and post-2004 deferrals and hypothetical earnings thereon, and the portion of the post-2004 deferrals and hypothetical earnings thereon payable at a date certain and the portion payable when the Participant separates from service from the Board of Directors (referred to herein as a Participant’s “pre-2005 DCD Ledger” and “post-2004 DCD Ledger”). A Participant’s pre-2005 DCD Ledger shall reflect amounts deferred hereunder before January 1, 2005 (and the earnings credited thereon before, on or after January 1, 2005) for which (i) the Participant had a legally binding right as of December 31, 2004, to be paid the amount, and (ii) such right to the amount was earned and vested as of December 31, 2004 and was credited to the Participant’s DCD Ledger hereunder. Pre-2005 DCD Ledgers are treated as “grandfathered” for the purposes of Code Section 409A, and are governed by the terms of the Plan in effect as of October 3, 2004.

  (l)   “Director” means an individual who is a member of the Board of Directors.

  (m)   “EDCP” means the SCANA Corporation Executive Deferred Compensation Plan.

  (n)   “Fair Market Value” of Company Stock shall mean:

  (i)       in the case of any distribution, the closing price for shares of Company Stock on the New York Stock Exchange on the date of distribution; and

  (ii)     in the case of any other transaction hereunder designed to track the investment or reinvestment of Company Stock, the closing price for shares of Company Stock on the New York Stock Exchange on the measuring date.

  (o)   “Growth Increment” means the amount of interest credited to amounts credited to a Participant’s Growth Increment Ledger.

  (p)   “Growth Increment Ledger” means an appropriate bookkeeping record established in the DCD Ledger for which amounts are credited with Growth Increments.

  (q)   “Investor Plan” means the SCANA Investor Plus Plan.

  (r)   “Nonemployee Director” means a Director who is not currently employed by the Company or any subsidiary of the Company (without regard to whether such individual was previously employed by the Company).

  (s)   “Participant” means a Nonemployee Director satisfying the eligibility requirements of Section 3.

  (t)   “Plan” means the SCANA Corporation Director Compensation and Deferral Plan.

  (u)   “Retainer Fees” means the amount of compensation payable to each Participant with respect to services rendered to the Company as a Director for the Service Period. Such term includes annual leadership retainer fees payable to the Lead Director, Audit Committee Chair, Compensation Committee Chair, Nominating and Governance Committee Chair, Nuclear Oversight Committee Chair or any other retainer fee as determined by the Company or its delegate from time to time.

  (v)   “Rule 16b-3” means Rule 16b-3 of the Act, as amended, or any replacement rule in effect from time to time.

  (w)   “Service Period” means a calendar year.

2.2     Gender and Number. Except when otherwise indicated by the context, any masculine terminology used herein also shall include the feminine and the feminine shall include the masculine, and the use of any term herein in the singular may also include the plural and the plural shall include the singular.

SECTION 3. ELIGIBILITY AND PARTICIPATION

3.1     Eligibility. All Nonemployee Directors shall automatically be eligible to participate in this Plan.

3.2     ~~Election of~~ Compensation Payment.

  (a)   Unless otherwise deferred in accordance with Section 4 or under the EDCP, each Participant’s Retainer Fee amounts shall be paid to the Participant on a quarterly basis and such payment shall be made in shares of Company Stock or cash, as determined by the Company or its delegate. The portion of the Retainer Fee payment that is made in shares of Company Stock is referred to as the “Stock Retainer Fee” and the portion of the Retainer Fee payment that is made in cash is referred to as the “Cash Retainer Fee.” Notwithstanding anything to the contrary in this Plan, if a Participant elects to defer all or a portion of his Retainer Fee under the EDCP and in accordance with the terms of the EDCP, the Company or its delegate shall designate a portion of the Retainer Fee as the “Stock Retainer Fee” and a portion of the Retainer Fee as the “Cash Retainer Fee,” but no actual payment of shares of Company Stock shall be paid to such Participant and the terms of the EDCP will apply with respect to such deferred amounts.

  (b)   With respect to all payments in Company Stock under this Section 3.2, and subject to Sections 3.2(c) and 3.3, each Participant shall be entitled to a number of shares of Company Stock equal to the smallest number of whole shares of Company Stock which, when multiplied by Fair Market Value, would equal no less than the equivalent amount of Compensation otherwise payable to the Participant. Any remaining amounts representative of fractional shares of Company Stock owed shall be deposited into an account in the Participant’s name in the Investor Plan.

  (c)   Notwithstanding anything in this Plan to the contrary, the maximum number of shares of Company Stock to which any Participant shall be entitled during a Service Period shall be 10,000, subject to the overall maximum amount in Section 3.4 and any adjustment provided in Section 3.6.

3.3     Payment of Company Stock. In connection with amounts to be paid during a Service Period under Section 3.2 which are paid in the form of Company Stock, each Participant may elect to have the shares of Company Stock to be issued to him pursuant to the Plan during the Service Period registered in his name. In such case, all shares of Company Stock to be paid shall be issued as promptly as practicable after the amounts are otherwise payable. If a Participant does not make such an election, all shares issued pursuant to the Plan during the Service Period will be deposited into an account in his name in the Investor Plan. All cash dividends paid on shares deposited in the Investor Plan will be reinvested in additional shares of Company Stock unless the Participant notifies the Investor Plan in accordance with the terms thereof that he does not want to reinvest such dividends. During the last quarter of each calendar year in which there is a change in the prospectus for the Investor Plan, all Participants who have not been provided previously with a copy of such changed prospectus shall be provided with a copy of the then-current prospectus. In addition, each Participant who is not yet a participant in the Investor Plan shall be given an Investor Plan prospectus shortly before he becomes an Investor Plan participant.

3.4     Stock. Company Stock issued pursuant to the Plan may be either original issue or stock purchased on the open market. The maximum number of shares that may be issued pursuant to the Plan is ~~four~~ five hundred fifty thousand (~~400,000~~550,000) shares, subject to adjustment as provided in Section 3.6. In the event of a change in the capital structure of the Company (as provided in Section 3.6), the shares resulting from such change shall be deemed to be Company Stock within the meaning of the Plan. The aggregate number of shares of Company Stock reserved for issuance pursuant to the Plan shall be reduced by the issuance of shares under the Plan.

3.5     Issuance of Company Stock. Notwithstanding anything in this Plan to the contrary:

  (a)   The Company shall not be required to issue or deliver any certificate for shares of Company Stock to a Participant before (i) such shares have been admitted to listing on the New York Stock Exchange, (ii) the Company has received any required registration or other qualification of such shares under any state or federal law or regulation that the Company’s counsel shall determine is necessary or advisable and (iii) the Company is satisfied that all applicable legal requirements have been complied with. The Company may place on a certificate representing Company Stock any legend deemed necessary by the Company’s counsel to comply with federal or state securities laws. Until the Participant has been issued a certificate for the shares of Company Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

  (b)   If at any time there may not be sufficient shares available under the Plan to permit the awards of Company Stock, the awards shall be reduced pro rata (to zero, if necessary) so as not to exceed the number of shares then available for issuance under the Plan.

3.6     Effect of Stock Dividends and Other Changes in Capital Structure. Appropriate adjustments shall be made automatically to the number and kind of shares to be issued under the Plan, as well as to any deferred amounts credited to a Participant’s Company Stock Ledger and any other relevant provisions of the Plan, if there are any changes in the Company Stock by reason of a stock dividend, stock split, combination of shares, spin-off, reclassification, recapitalization, merger, consolidation or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common stock or preferred stock of the Company). If the adjustment would produce fractional shares, the fractional shares shall be eliminated by rounding to the nearest whole share. Any adjustments shall be made in a manner consistent with Rule 16b-3. Any such adjustments shall neither enhance nor diminish the rights of a Participant and the Company shall pay all costs of administering the Plan, including all commissions with respect to open market purchases.

SECTION 4. ELECTION TO DEFER

4.1     Deferral Election. Subject to the conditions set forth in this Plan, and such procedures established by the Company, a Participant may elect to defer amounts of Compensation under this Plan, which amounts are not otherwise deferred by such Participant under the EDCP, as follows:

  (a)   At a time decided by the Company before the beginning of each Service Period, a Participant irrevocably may elect, by written notice to the Company’s Secretary (or his designee), to defer a portion of his Compensation earned for such Service Period. In the case of a Participant elected to the Board of Directors during the Service Period, the Participant may elect, within 30 days of his election to the Board of Directors, to defer a portion of his Compensation for services to be performed subsequent to his election. Such election shall specify whether:

  (i)       the Participant elects to defer all or a portion of his Stock Retainer Fee and acknowledges that all such deferrals shall be credited to the Company Stock Ledger on his behalf; and

  (ii)     the Participant elects to defer all or a portion of his Cash Retainer Fee and designates what portions of all such deferrals shall be credited on his behalf to either the Growth Increment Ledger or the Company Stock Ledger; provided, however, that once any portion of a Participant’s Compensation is deferred and credited to the Company Stock Ledger as provided herein, that portion of Compensation may not subsequently be credited to the Growth Increment Ledger, and once any portion of a Participant’s Compensation is deferred and credited to the Growth Increment Ledger as provided herein, that portion of Compensation may not subsequently be credited to the Company Stock Ledger.

  (b)   The deferral election specified in Section 4.1(a) above shall be applied to the Participant’s Compensation for each Service Period (or the portion of the Service Period, as applicable) to which the deferral election applies. Any deferral election shall remain in effect for future Service Periods unless affirmatively changed in writing by the Participant and received by the Corporate Secretary by the time established for such purpose prior to the beginning of the Service Period for which the change is effective.

  (c)   If a Participant makes a deferral election under Section 4.1(a) whereby amounts are credited to the Company Stock Ledger on his behalf, dividends attributable to shares of Company Stock credited to his Company Stock Ledger shall be automatically deferred and deemed reinvested pursuant to Section 5.3.

4.2     Deferral Period. With respect to deferrals under this Plan made in accordance with Section 4.1, each Participant must elect a deferral period for each annual deferral. Subject to the additional deferral provisions of Section 4.3 and the acceleration provisions of Section 6.4, any post-2004 deferral may be until the earlier of (i) the Participant’s separation from service from the Board of Directors for any reason or (ii) a date certain, subject to any limitations that the Company (or its delegate) in its discretion may choose to apply at the time of the deferral election. All post-2004 deferrals to a date certain must be to the same date certain. In the absence of an election to the contrary by the Participant for amounts deferred hereunder for any deferral period, such deferrals shall be paid in a lump sum payment as soon as practicable after the Participant’s separation from service from the Board of Directors for any reason.

4.3     Election to Defer a Previously Deferred Amount or Change the Manner of Payment.

  (a)   Subject to the acceleration provisions of Section 6.4 and the Board of Directors approval requirement of Section 4.3(b) with respect to pre-2005 deferrals, a Participant may elect an additional deferral period of at least sixty (60) months with respect to any previously deferred amount credited to the post-2004 DCD Ledger that is payable at a date certain, and an additional deferral period of at least twelve (12) months for each separate deferral credited to the pre-2005 DCD Ledger. With respect to amounts deferred until separation from service from the Board of Directors, Participants may also elect a new manner of payment permitted under Section 6.2 with respect to any previously deferred amounts, provided that in the case of amounts credited to post-2004 DCD Ledgers that are payable on separation from service from the Board of Directors, payments are delayed for sixty (60) months from the date payments would otherwise have commenced absent the election. Any such election must be made by written notice to the Company (or its delegate) at least twelve (12) months before the expiration of the deferral period for any previously deferred amount with respect to which an additional deferral election is made (the “Modification Period”).

  (b)   A new deferral period election or a new form of payment election made pursuant to Subsection 4.3(a) above with respect to pre-2005 DCD Ledgers shall not be automatically binding upon the Company by the mere fact of the election request(s) having been made. The Board of Directors (or its delegate) shall review each such election submitted and determine whether or not it is in the best interest of the Company to accept the elections as submitted. Such Board of Directors (or delegate) review will be made on a case-by-case basis and all determinations shall be made by the Board of Directors (or its delegate) in its sole and complete discretion after consideration of such factors as it deems relevant, including broad economic and policy implications to the Company of approving any request. The Board of Directors, or its delegate, shall notify each Participant in writing within the first sixty (60) days of the Modification Period as to whether the deferral period election or manner of payment election with respect to pre-2005

DCD Ledgers are accepted by the Company as submitted, and if not, the terms upon which such election(s) would be accepted; in the latter instance, the Participant shall, no later than on the seventy-fifth (75th) day of the Modification Period, inform the Board of Directors (or its delegate) in writing of his acceptance or rejection of the terms proffered by the Company (or its delegate). All determinations made by the Board of Directors or its delegate shall be final and binding on all parties.

4.4     Election to Change the Deferral Period and/or Form of Payment for Post-2004 DCD Ledgers.

Notwithstanding Section 4.3(a), a Participant may elect at any time prior to January 1, 2009 to change the deferral period (accelerate or defer) and/or method of payment with respect to any post-2004 DCD Ledger that is not scheduled for payment in 2008 by making written notice to the Board of Directors (or its delegates), provided such change does not cause any amounts to be paid in 2008 or cause any amounts otherwise payable in 2008 to be deferred to a later year. Any new deferral period and/or method of payment shall be subject to the requirements of Section 6.

SECTION 5. CREDITING AND INVESTMENT OF DEFERRALS

5.1     DCD Ledger. The Company shall establish for each Participant a DCD Ledger which shall reflect the amounts deferred on behalf of each Participant. In the sole discretion of the Company, one or more appropriate bookkeeping records shall be established in the DCD Ledger to reflect the deemed investments (and hypothetical earnings) made by each Participant in accordance with this Section 5 which shall include, but not be limited to, the Company Stock Ledger and the Growth Increment Ledger. Each DCD Ledger shall separately reflect the pre-2005 and post-2004 deferrals and hypothetical earnings thereon, and the portion of the post-2004 deferrals and hypothetical earnings thereon payable at a date certain and the portion payable when the Participant separates from service from the Board of Directors.

5.2     Adjustment of Amounts Credited to Growth Increment Ledger. All deferrals credited to each Participant’s Growth Increment Ledger will be credited with Growth Increments based on the prime interest rate charged from time to time by the Wachovia Bank, N.A. The Company will have the authority to change the interest rate that may be applied to the Growth Increment Ledger. The Participant’s Growth Increment Ledger shall be credited on the first day of each calendar quarter, with a Growth Increment computed on the average balance in the Participant’s Growth Increment Ledger during the preceding calendar quarter. The Growth Increment shall be equal to the amount in said Growth Increment Ledger multiplied by the average interest rate selected by the Company during the preceding calendar quarter times a fraction the numerator of which is the number of days during such quarter and the denominator of which is three hundred sixty five (365). Growth Increments will continue to be credited until all of a Participant’s benefits have been paid out of the Plan.

5.3     Adjustment of Amounts Credited to Company Stock Ledger. All deferrals credited to each Participant’s Company Stock Ledger will be converted into hypothetical credited shares of Company Stock based on the Fair Market Value of the Company Stock on the date the deferrals would otherwise have been paid to the Participant. The value of each Participant’s Company Stock Ledger shall be adjusted from time to time to reflect increases and decreases in shares of Company Stock as well as any stock or cash dividends, stock splits, or other changes in the capital structure of the Company (as provided in Section 3.6), that may from time to time be declared. All dividends attributable to hypothetical shares of Company Stock credited to each Participant’s Company Stock Ledger shall be converted to additional credited shares of Company Stock as though reinvested as of the next business day after the dividend is paid.

5.4     Deemed Investments Not Actual Investments. Nothing in this Plan shall be construed to require the investment of any deferrals in shares of Company Stock or any other investment or give a Participant any rights whatsoever with respect to any shares of Company Stock or with respect to any other investment.

5.5     Charges Against DCD Ledger. There shall be charged against each Participant’s DCD Ledger any payments made to the Participant or to his Beneficiary in accordance with Section 6 hereof.

SECTION 6. PAYMENT OF DEFERRED AMOUNTS

6.1     Payment of Deferred Amounts. The aggregate amounts payable under Section 6.2 as charges against the Participant’s amount credited in the DCD Ledger shall be paid commencing with the conclusion of the deferral period selected by the Participant pursuant to Section 4.2, Section 4.3, or Section 4.4 hereof. The payments shall be made in the manner selected by the Participant under Section 6.2 of this Plan.

6.2      Manner of Payment. Amounts credited to post-2004 DCD Ledgers that are scheduled to be paid at a “date certain” payment shall be made only in the form of a single sum payment as soon as practicable after the date certain. With respect to amounts credited to pre-2005 DCD Ledgers, and amounts credited to post-2004 DCD Ledgers that are scheduled to be paid on separation from service from the Board of Directors, Participants must irrevocably elect (subject to permitted changes under Section 4.3 and the acceleration provisions of Section 6.4) to have payment made in accordance with one of the following distribution forms:

(i) a single sum payment;

(ii) a designated number of installments payable monthly, quarterly or annually, as elected (and in the absence of an election, annually), payable over a specified period not in excess of twenty (20) years; or

(iii) in the case of a post-2004 DCD Ledger, payments in the form of annual installments with the first installment being a single sum payment of ten percent (10%) of the post-2004 DCD Ledger determined immediately prior to the date such payment is made with the balance of the post-2004 DCD Ledger paid in annual installments determined in accordance with Section 6.3 over a total specified period not in excess of twenty (20) years, which shall be paid or commence to be paid as soon as practicable after the conclusion of the deferral period elected pursuant to Section 4.2 or Section 4.3. Any such election shall be made at the same time as the election made pursuant Section 4.1. Unless otherwise specifically elected, payments of all deferred amounts will be made in a single sum payment made as soon as practicable after the conclusion of the deferral period elected pursuant to Section 4.2 or Section 4.3. If a Participant elects an installment form of payment but fails to specify between the installment form under Section 6.2(ii) or the installment form under Section 6.2(iii), the Participant’s benefit will be paid in the installment form under Section 6.2(ii).

6.3     Form of Payment. Amounts credited to a Participant’s Growth Increment Ledger and Company Stock Ledger shall be paid as follows:

  (a)   Amounts credited to the Participant’s Growth Increment Ledger shall be paid in cash. If a Participant’s benefit hereunder is to be paid in installments, the amount of each payment shall be equal to the amount credited to the Participant’s Growth Increment Ledger at the time of payment multiplied by a fraction, the numerator of which is one and the denominator of which is the number of installment payments remaining.

  (b)   Amounts credited to the Participant’s Company Stock Ledger shall be paid in shares of Company Stock with any amount representing a partial share of Company Stock deposited into an account in the Participant’s name in the Investor Plan. A payment of an amount credited to the Participant’s Company Stock Ledger shall be converted into actual shares of Company Stock as soon as practicable prior to each payment being made to the Participant. If a Participant’s benefit hereunder is to be paid in installments, the amount of each payment shall be equal to the number of shares of Company Stock then credited to the Participant’s Company Stock Ledger multiplied by a fraction, the numerator of which is one and the denominator of which is the number of installment payments remaining. Any amounts attributable to a partial share of Company Stock as of any installment payment date shall be deposited into an account in the Participant’s name in the Investor Plan with each installment.

6.4     Acceleration of Payments. Notwithstanding the election made pursuant to Section 4.2, Section 4.3, or Section 4.4,

  (a)   payments shall be paid, or begin to be paid, as soon as practicable following the Participant’s separation from service from the Board of Directors for any reason except as otherwise provided herein;

  (b)   if a Participant dies prior to the payment of all or a portion of the amounts credited to his DCD Ledger, the balance of any amount payable shall be paid in a cash lump sum to the Beneficiaries designated under Section 7 hereof;

  (c)   if a Participant ceases to be a Nonemployee Director but thereafter becomes an employee of the Company (or any of its subsidiaries or affiliates), all pre-2005 DCD Ledgers shall be paid as soon as practicable after such individual becomes an employee of the Company (or any of its subsidiaries or affiliates) in a single sum payment and all post-2004 DCD Ledgers shall be paid as soon as practicable after such individual has incurred a separation from service as a Nonemployee Director (as determined in accordance with Code Section 409A);

  (d)   if a Participant’s post-2004 DCD Ledger balance is less than one hundred thousand dollars ($100,000) (five thousand dollars ($5,000) for pre-2005 DCD Ledgers) at the time for payment specified, such amount shall be paid in a single sum payment; and

  (e)   if applicable, the provisions of Section 8 shall apply.

Notwithstanding Section 6.4(a), in the case of any post-2004 DCD Ledgers that are payable on separation from service from the Board of Directors and that are subject to an additional deferral period of sixty (60) months under Section 4.3(a) as a result of the modification of the manner of payment, no payment attributable to any post-2004 DCD Ledgers shall be accelerated under Section 6.4(a) to a date earlier than the expiration of the sixty (60) month period.

6.5     Financial Emergency. The Company (or its delegate), at its sole discretion, may alter the timing or manner of payment of deferred amounts if the Participant establishes, to the satisfaction of the Company (or its delegate), an unanticipated and severe financial hardship that is caused by an event beyond the Participant’s control. In such event, the Company (or its delegate) may:

  (a)   provide that all, or a portion of, the amount previously deferred by the Participant immediately shall be paid in a lump sum cash payment,

  (b)   provide that all, or a portion of, the installments payable over a period of time immediately shall be paid in a lump sum cash payment, or

  (c)   provide for such other installment payment schedules as it deems appropriate under the circumstances, as long as the amount distributed shall not be in excess of that amount which is necessary for the Participant to satisfy the financial emergency. For pre-2005 DCD Ledgers, severe financial hardship will be deemed to have occurred in the event of the Participant’s or a dependent’s sudden, lengthy and serious illness as to which considerable medical expenses are not covered by insurance or relative to which there results a significant loss of family income, or other unanticipated events of similar magnitude. For post-2004 DCD Ledgers, severe financial hardship will be deemed to have occurred from a sudden or unexpected illness or accident of the Participant or the Participant’s spouse, Beneficiary or dependent (as defined in Code Section 152, without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)), loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant’s control. Examples of events that may constitute an unforeseeable emergency for post-2004 DCD Ledgers include the imminent foreclosure of or eviction from the Participant’s primary residence; the need to pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication; and the need to pay for the funeral expenses of the Participant’s spouse, Beneficiary or dependent (as defined in Code Section 152, without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)). The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or by cessation of deferrals under the Plan. Examples of circumstances that are not considered to be unforeseeable emergencies include the need to send a Participant’s child to college or the desire to purchase a home. The Company’s decision (or that of its delegate) in passing on the severe financial hardship of the Participant and the manner in which, if at all, the payment of deferred amounts shall be altered or modified shall be final, conclusive, and not subject to appeal. The Company shall consider any requests for payment under this Section 6.5 in accordance with the standards of interpretation described in Code Section 409A and the regulations and other guidance thereunder.

6.6     Compliance with Domestic Relations Order. Notwithstanding anything to the contrary in this Plan, a distribution shall be made from the Participant’s DCD Ledgers to an individual other than the Participant to the extent necessary to comply with a domestic relations order (as defined in Code Section 414(p)(1)(B)).

SECTION 7. BENEFICIARY DESIGNATION

7.1     Designation of Beneficiary. A Participant shall designate a Beneficiary or Beneficiaries who, upon the Participant’s death, are to receive the amounts that otherwise would have been paid to the Participant. All designations shall be in writing and signed by the Participant. The designation shall be effective only if and when delivered to the Company during the lifetime of the Participant. The Participant also may change his Beneficiary or Beneficiaries by a signed, written instrument delivered to the Company. The payment of amounts shall be in accordance with the last unrevoked written designation of Beneficiary that has been signed and delivered to the Company. All Beneficiary designations shall be addressed to the Company’s Secretary and delivered to his office.

7.2     Death of Beneficiary.

  (a)   In the event that all of the Beneficiaries named pursuant to Section 7.1 predecease the Participant, the amounts that otherwise would have been paid to said Beneficiaries shall, where the designation fails to redirect to alternate Beneficiaries in such circumstance, be paid to the Participant’s estate as the alternate Beneficiary.

  (b)   In the event that two or more Beneficiaries are named, and one or more but less than all of such Beneficiaries predecease the Participant, each surviving Beneficiary shall receive any proportion or amount of funds designated or indicated for him per the designation under Section 7.1, and the indicated share of each predeceased Beneficiary which the designation fails to redirect to an alternate Beneficiary in such circumstance shall be paid to the Participant’s estate as an alternate Beneficiary.

7.3     Ineffective Designation.

  (a)   In the event the Participant does not designate a Beneficiary, or if for any reason such designation is entirely ineffective, the amounts that otherwise would have been paid to the Beneficiary shall be paid to the Participant’s estate as the alternate Beneficiary.

  (b)   In the circumstance that designations are effective in part and ineffective in part, to the extent that a designation is effective, distribution shall be made so as to carry out as closely as discernable the intent of the Participant, with the result that only to the extent that a designation is ineffective shall distribution instead be made to the Participant’s estate as an alternate Beneficiary.

SECTION 8. CHANGE IN CONTROL PROVISIONS

8.1     Successors. Notwithstanding anything in this Plan to the contrary, upon the occurrence of a Change in Control, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place, subject to the remaining provisions of this Section 8.1. Participants shall become entitled to benefits hereunder in accordance with the terms of this Plan, based on amounts credited to each Participant’s DCD Ledger as of the date of such Change in Control plus accumulated Growth Increments attributable thereto (adjusted to reflect any change from the most recent Growth Increment calculation to the end of the month prior to the month such amounts are distributed to each Participant). In such case, any successor to the Company shall not be required to provide for additional deferral of benefits beyond the date of such Change in Control except as required under Code Section 409A.

8.2     Amendment and Termination After Change in Control. Notwithstanding the foregoing, and subject to this Section 8, no amendment, modification or termination of the Plan may be made, and no Participants may be added to the Plan, upon or following a Change in Control if it would have the effect of reducing any benefits earned (including optional forms of distribution) prior to such Change in Control without the written consent of all of the Plan’s Participants covered by the Plan at such time. In all events, however, the Company reserves the right to amend, modify or delete the provisions of Section 8 at any time prior to a Change in Control, pursuant to a Board of Directors resolution adopted by a vote of two-thirds (2/3) of the Board of Directors members then serving on the Board of Directors.

SECTION 9. GENERAL PROVISIONS

9.1     Contractual Obligation. It is intended that the Company is under a contractual obligation to make payments from a Participant’s DCD Ledger when due. Payment of amounts credited to a Participant’s DCD Ledger shall be made out of the general funds of the Company as determined by the Board of Directors without any restriction of the assets of the Company relative to the payment of such contractual obligations; the Plan is, and shall operate as, an unfunded plan.

9.2     Unsecured Interest. No Participant or Beneficiary shall have any interest whatsoever in any specific asset of the Company. To the extent that any person acquires a right to receive payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.3     “Rabbi” Trust. In connection with this Plan, the Company shall establish a grantor trust (known as the “SCANA Corporation Director Compensation Trust” and referred to herein as the “Trust”) for the purpose of accumulating funds to satisfy the obligations incurred by the Company under this Plan (and such other plans and arrangements as determined from time to time by the Company). At any time prior to a Change in Control, as that term is defined in such Trust, the Company may transfer assets to the Trust to satisfy all or part of the obligations incurred by the Company under this Plan, as determined in the sole discretion of the Board of Directors, subject to the return of such assets to the Company at such time as determined in accordance with the terms of such Trust. Any assets of such Trust shall remain at all times subject to the claims of creditors of the Company in the event of the Company’s insolvency; and no asset or other funding medium used to pay benefits accrued under the Plan shall result in the Plan being considered as other than “unfunded” under ERISA. Notwithstanding the establishment of the Trust, the right of any Participant to receive future payments under the Plan shall remain an unsecured claim against the general assets of the Company.

9.4     Nonalienation of Benefits.

  (a)   Subject to Section 6.6, no right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void; nor shall any such disposition be compelled by operation of law.

  (b)   No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to benefits under the Plan.

  (c)   If any Participant or Beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder (other than as permitted in Section 6.6), then such right or benefit shall, in the discretion of the Board of Directors, cease, and the Board of Directors shall direct in such event that the Company hold or apply the same or any part thereof for the benefit of the Participant or Beneficiary in such manner and in such proportion as the Board of Directors may deem proper.

9.5     Severability. If any particular provision of the Plan shall be found to be illegal or unenforceable for any reason, the illegality or lack of enforceability of such provision shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or unenforceable provision had not been included.

9.6     No Individual Liability. It is declared to be the express purpose and intention of the Plan that no liability whatsoever shall attach to or be incurred by the shareholders, officers, or directors of the Company or any representative appointed hereunder by the Company, under or by reason of any of the terms or conditions of the Plan.

9.7     Applicable Law. This Plan shall be governed and construed in accordance with the laws of the State of South Carolina except to the extent governed by applicable Federal law (including the requirements of Code Section 409A). The terms of this Plan are also subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan would cause the Plan to fail to meet the requirements of Rule 16b-3, then that provision of the Plan shall be void and of no effect.

SECTION 10. PLAN ADMINISTRATION, AMENDMENT AND TERMINATION

10.1     In General. This Plan shall be administered by the Company, which shall have the sole authority to construe and interpret the terms and provisions of the Plan and determine the amount, manner and time of payment of any benefits hereunder. The Company shall not exercise any discretion with respect to the administration of this Plan, except as may be permitted by Rule 16b-3. The Company shall maintain records, make the requisite calculations and disburse payments hereunder, and its interpretations, determinations, regulations and calculations shall be final and binding on all persons and parties concerned. The Company may adopt such rules as it deems necessary, desirable or appropriate in administering this Plan.

10.2     Claims Procedure. Any person dissatisfied with the Company’s determination of a claim for benefits hereunder must file a written request for reconsideration with the Company (or its delegate). This request must include a written explanation setting forth the specific reasons for such reconsideration. The Company shall review its determination promptly and render a written decision with respect to the claim, setting forth the specific reasons for such denial written in a manner calculated to be understood by the claimant. Such claimant shall be given a reasonable time within which to comment, in writing, to the Company with respect to such explanation. The Company shall review its determination promptly and render a written decision with respect to the claim. Such decision upon matters within the scope of the authority of the Company shall be conclusive, binding, and final upon all claimants under this Plan.

10.3      Finality of Determination. The determination of the Company as to any disputed questions arising under this Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons.

10.4     Delegation of Authority. The Company may, in its discretion, delegate its duties to a committee of the Board of Directors or an officer or other employee of the Company, or to a committee composed of officers or employees of the Company.

10.5     Expenses. The cost of payment from this Plan and the expenses of administering the Plan shall be borne by the Company.

10.6     Tax Withholding. The Company shall have the right to deduct from all payments made from the Plan any federal, state, or local taxes required by law to be withheld with respect to such payments.

10.7     Incompetency. Any person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the Company receives written notice, in a form and manner acceptable to it, that such person is incompetent or a minor, and that a guardian, conservator, statutory committee under the South Carolina Code of Laws, or other person legally vested with the care of his estate has been appointed. In the event that the Company finds that any person to whom a benefit is payable under the Plan is unable to properly care for his affairs, or is a minor, then any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Company to have incurred expense for the care of such person otherwise entitled to payment.

In the event a guardian or conservator or statutory committee of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payments shall be made to such guardian or conservator or statutory committee provided that proper proof of appointment is furnished in a form and manner suitable to the Company. Any payment made under the provisions of this Section 10.7 shall be a complete discharge of liability therefor under the Plan.

10.8     Action by Company. Any action required or permitted to be taken hereunder by the Company or its Board of Directors shall be taken by the Board of Directors, or by any person or persons authorized by the Board of Directors.

10.9     Notice of Address. Any payment made to a Participant or to his Beneficiary at the last known post office address of the distributee on file with the Company, shall constitute a complete acquittance and discharge to the

Company and any director or officer with respect thereto, unless the Company shall have received prior written notice of any change in the condition or status of the distributee. Neither the Company nor any director or officer shall have any duty or obligation to search for or ascertain the whereabouts of the Participant or his Beneficiary.

10.10     Amendment and Termination. The Company expects the Plan to be permanent but, since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time by action of its Board of Directors, subject to Section 8.2 and the requirements of Code Section 409A with respect to post-DCD Ledgers, (including, but not limited to, as may be necessary to ensure compliance with Rule 16b-3); provided, however, that any such action shall not diminish retroactively any amounts which have been credited to any Participant’s DCD Ledger. If the Board of Directors amends the Plan to cease future deferrals hereunder or terminates the Plan, the Board of Directors may, in its sole discretion, direct that the value of each Participant’s DCD Ledger be paid to each Participant (or Beneficiary, if applicable) in an immediate lump sum payment. In the absence of any such direction from the Board of Directors, the Plan shall continue as a “frozen” plan under which no future deferrals will be recognized (however, Growth Increments and dividends attributable to hypothetical shares of Company Stock credited to each Participant’s Company Stock Ledger shall continue to be recognized) and each Participant’s benefits shall be paid in accordance with the otherwise applicable terms of the Plan.

10.11     Plan to Comply with Code Section 409A. Notwithstanding any provision to the contrary in this Plan, each provision of this Plan shall be interpreted to permit Director deferrals and the payment of deferred amounts in accordance with Code Section 409A and any provision that would conflict with such requirements shall not be valid or enforceable.

SECTION 11.     EXECUTION

IN WITNESS WHEREOF, the Company has caused this SCANA Corporation Director Compensation and Deferral Plan to be executed by its duly authorized officer to be effective on the ~~30            th~~ day of ~~November, 2014~~            , 2016.

SCANA Corporation

By:

Title:

ATTEST:
Secretary

FINANCIAL APPENDIX

Index to Annual Financial Statements, Management’s Discussion and Analysis and Related Annual Report Information:

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Statements included in this Financial Appendix (or elsewhere herein) which are not statements of historical fact are intended to be, and are hereby identified as, “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning key earnings drivers, customer growth, environmental regulations and expenditures, leverage ratio, projections for pension fund contributions, financing activities, access to sources of capital, impacts of the adoption of new accounting rules and estimated construction and other expenditures. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following:

(1)	the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment;
(2)	legislative and regulatory actions, particularly changes in electric and gas services, rate regulation, regulations governing electric grid reliability and pipeline integrity, environmental regulations, and actions affecting the construction of new nuclear units;
(3)	current and future litigation;
(4)	changes in the economy, especially in areas served by subsidiaries of SCANA;
(5)	the impact of competition from other energy suppliers, including competition from alternate fuels in industrial markets;
(6)	the impact of conservation and demand side management efforts and/or technological advances on customer usage;
(7)	the loss of sales to distributed generation, such as solar photovoltaic systems;
(8)	growth opportunities for SCANA’s regulated and other subsidiaries;
(9)	the results of short- and long-term financing efforts, including prospects for obtaining access to capital markets and other sources of liquidity;
(10)	the effects of weather, especially in areas where the generation and transmission facilities of SCANA and its subsidiaries (the Company) are located and in areas served by SCANA’s subsidiaries;
(11)	changes in SCANA’s or its subsidiaries’ accounting rules and accounting policies;
(12)	payment and performance by counterparties and customers as contracted and when due;
(13)	the results of efforts to license, site, construct and finance facilities for electric generation and transmission, including nuclear generating facilities;
(14)	the results of efforts to operate the Company’s electric and gas systems and assets in accordance with acceptable performance standards, including the impact of additional distributed generation and nuclear generation;
(15)	maintaining creditworthy joint owners for SCE&G’s new nuclear generation project;
(16)	the ability of suppliers, both domestic and international, to timely provide the labor, secure processes, components, parts, tools, equipment and other supplies needed, at agreed upon quality and prices, for our construction program, operations and maintenance;
(17)	the results of efforts to ensure the physical and cyber security of key assets and processes;
(18)	the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power;
(19)	the availability of skilled, licensed and experienced human resources to properly manage, operate, and grow the Company’s businesses;
(20)	labor disputes;
(21)	performance of SCANA’s pension plan assets;
(22)	changes in and realization of taxes and tax credits, including production tax credits for new nuclear units;
(23)	inflation or deflation;
(24)	compliance with regulations;
(25)	natural disasters and man-made mishaps that directly affect our operations or the regulations governing them; and
(26)	the other risks and uncertainties described from time to time in the reports filed by SCANA or its subsidiaries with the SEC.

SCANA disclaims any obligation to update any forward-looking statements.

DEFINITIONS

Abbreviations used in this Financial Appendix have the meanings set forth below unless the context requires otherwise:

TERM	MEANING
AFC	Allowance for Funds Used During Construction
ANI	American Nuclear Insurers
AOCI	Accumulated Other Comprehensive Income
ARO	Asset Retirement Obligation
BACT	Best Available Control Technology
BLRA	Base Load Review Act
CAA	Clean Air Act, as amended
CAIR	Clean Air Interstate Rule
CB&I	Chicago Bridge & Iron Company N.V.
CCR	Coal Combustion Residuals
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CFTC	Commodity Futures Trading Commission
CERCLA	Comprehensive Environmental Response, Compensation and Liability Act
CGT	Carolina Gas Transmission Corporation
COL	Combined Construction and Operating License
Company	SCANA, together with its consolidated subsidiaries
Consortium	A consortium consisting of WEC and Stone and Webster
Court of Appeals	United States Court of Appeals for the District of Columbia
CSAPR	Cross-State Air Pollution Rule
CUT	Customer Usage Tracker (decoupling mechanism)
CWA	Clean Water Act
DCGT	Dominion Carolina Gas Transmission LLC
DER	Distributed Energy Resource
DHEC	South Carolina Department of Health and Environmental Control
Dodd-Frank	Dodd-Frank Wall Street Reform and Consumer Protection Act
DOE	United States Department of Energy
DOJ	United States Department of Justice
DOT	United States Department of Transportation
DSM Programs	Demand Side Management Programs
ELG Rule	Federal effluent limitation guidelines for steam electric generating units
Energy Marketing	The divisions of SEMI, excluding SCANA Energy
EPA	United States Environmental Protection Agency
EPC Contract	Engineering, Procurement and Construction Agreement dated May 23, 2008
eWNA	Pilot Electric WNA
FASB	Financial Accounting Standards Board
FERC	United States Federal Energy Regulatory Commission
Fuel Company	South Carolina Fuel Company, Inc.
GAAP	Accounting principles generally accepted in the United States of America
GENCO	South Carolina Generating Company, Inc.
GHG	Greenhouse Gas
GPSC	Georgia Public Service Commission
GWh	Gigawatt hour
IRS	United States Internal Revenue Service
kWh	Kilowatt-hour
Level 1	A fair value measurement using unadjusted quoted prices in active markets for identical assets or liabilities
Level 2	A fair value measurement using observable inputs other than those for Level 1, including quoted prices for similar (not identical) assets or liabilities or inputs that are derived from observable market data by correlation or other means

TERM	MEANING
Level 3	A fair value measurement using unobservable inputs, including situations where there is little, if any, market activity for the asset or liability
LOC	Lines of Credit
LTECP	SCANA Long-Term Equity Compensation Plan
MATS	Mercury and Air Toxics Standards
MGP	Manufactured Gas Plant
MMBTU	Million British Thermal Units
MW or MWh	Megawatt or Megawatt-hour
NAAQS	National Ambient Air Quality Standard
NASDAQ	The NASDAQ Stock Market, Inc.
NCUC	North Carolina Utilities Commission
NEIL	Nuclear Electric Insurance Limited
NERC	North American Electric Reliability Corporation
New Units	Nuclear Units 2 and 3 under construction at Summer Station
NPDES	National Permit Discharge Elimination System
NRC	United States Nuclear Regulatory Commission
NSPS	New Source Performance Standards
NSR	New Source Review
Nuclear Waste Act	Nuclear Waste Policy Act of 1982
NYMEX	New York Mercantile Exchange
NYSE	The New York Stock Exchange
OCI	Other Comprehensive Income
October 2015 Amendment	Amendment, dated October 27, 2015, to the EPC Contract
ORS	South Carolina Office of Regulatory Staff
PGA	Purchased Gas Adjustment
PHMSA	United States Pipeline Hazardous Materials Safety Administration
Price-Anderson	Price-Anderson Indemnification Act
PSNC Energy	Public Service Company of North Carolina, Incorporated
RSA	Natural Gas Rate Stabilization Act
Santee Cooper	South Carolina Public Service Authority
SCANA	SCANA Corporation, the parent company
SCANA Energy	A division of SEMI which markets natural gas in Georgia
SCE&G	South Carolina Electric & Gas Company
SCI	SCANA Communications, Inc.
SCPSC	Public Service Commission of South Carolina
SEC	United States Securities and Exchange Commission
SEMI	SCANA Energy Marketing, Inc.
SIP	State Implementation Plan
Spirit Communications	SCTG Communications, Inc. (a wholly-owned subsidiary of SCTG, LLC) d/b/a Spirit Communications
Stone & Webster	Prior to December 31, 2015, CB&I Stone & Webster, a subsidiary of Chicago Bridge & Iron Company N.V. Effective December 31, 2015, Stone & Webster, a subsidiary of WECTEC, LLC, a wholly-owned subsidiary of WEC
Summer Station	V.C. Summer Nuclear Station
Supreme Court	United States Supreme Court
TSR	Total Shareholder Return
WEC	Westinghouse Electric Company LLC
Williams Station	A.M. Williams Generating Station, owned by GENCO
WNA	Weather Normalization Adjustment

SELECTED FINANCIAL AND OTHER STATISTICAL DATA

As of or for the Year Ended December 31,	2015	2014	2013	2012	2011

	(Millions of dollars, except statistics and per share amounts)
Statement of Income Data
Operating Revenues	$4,380	$4,951	$4,495	$4,176	$4,409
Operating Income	$1,308	$1,007	$910	$859	$813
Net Income	$746	$538	$471	$420	$387
Common Stock Data
Weighted Avg Common Shares Outstanding (Millions)	142.9	141.9	138.7	131.1	128.8
Basic Earnings Per Share	$5.22	$3.79	$3.40	$3.20	$3.01
Diluted Earnings Per Share	$5.22	$3.79	$3.39	$3.15	$2.97
Dividends Declared Per Share of Common Stock	$2.18	$2.10	$2.03	$1.98	$1.94
Balance Sheet Data
Utility Plant, Net	$13,145	$12,232	$11,643	$10,896	$10,047
Total Assets	$17,146	$16,818	$15,127	$14,568	$13,476
Total Equity	$5,443	$4,987	$4,664	$4,154	$3,889
Short-term and Long-term Debt	$6,529	$6,581	$5,788	$5,707	$5,274
Other Statistics
Electric:
Customers (Year-End)	698,372	687,800	678,273	669,966	664,196
Total sales (Million kWh)	23,102	23,319	22,313	23,879	24,188
Generating capability-Net MW (Year-End)	5,234	5,237	5,237	5,533	5,642
Territorial peak demand-Net MW	4,970	4,853	4,574	4,761	4,885
Regulated Gas:
Customers, excluding transportation (Year-End)	881,295	859,186	837,232	818,983	803,644
Sales, excluding transportation (Thousand Therms)	875,218	973,907	921,533	798,978	812,416
Transportation customers (Year-End)	627	656	667	663	645
Transportation volumes (Thousand Therms)	791,402	1,786,897	1,729,399	1,559,542	1,585,202

For information on the impact of certain dispositions on selected financial data, see Note 13 to the consolidated financial statements.

SCANA’S BUSINESS

SCANA is a South Carolina corporation created in 1984 as a holding company. SCANA and its subsidiaries had full-time, permanent employees of 5,829 as of February 19, 2016 and 5,886 as of February 20, 2015. SCANA does not directly own or operate any significant physical properties, but it holds directly all of the capital stock of its subsidiaries except as described below, each of which is incorporated in South Carolina.

Regulated Utilities

SCE&G is engaged in the generation, transmission, distribution and sale of electricity to approximately 698,000 customers and the purchase, sale and transportation of natural gas to approximately 347,000 customers (each as of December 31, 2015). SCE&G’s business experiences seasonal fluctuations, with generally higher sales of electricity during the summer and winter months because of air conditioning and heating requirements, and generally higher sales of natural gas during the winter months due to heating requirements. SCE&G’s electric service territory extends into 24 counties covering nearly 16,000 square miles in the central, southern and southwestern portions of South Carolina. The service area for natural gas encompasses all or part of 35 counties in South Carolina and covers approximately 23,000 square miles. More than 3.4 million persons live in the counties where SCE&G conducts its business. Resale customers include municipalities, electric cooperatives, other investor-owned utilities, registered marketers and federal and state electric agencies. Predominant industries served by SCE&G include chemicals, educational services, paper products, food products, lumber and wood products, health services, textile manufacturing, rubber and miscellaneous plastic products, automotive and tire and fabricated metal products.

GENCO owns Williams Station and sells electricity, pursuant to a FERC-approved tariff, solely to SCE&G under the terms of a power purchase agreement and related operating agreement. Fuel Company acquires, owns and provides financing for SCE&G’s nuclear fuel, certain fossil fuels and emission allowances.

PSNC Energy purchases, sells and transports natural gas to approximately 534,000 residential, commercial and industrial customers (as of December 31, 2015). PSNC Energy serves 28 franchised counties covering approximately 12,000 square miles in North Carolina. The predominant industries served by PSNC Energy include educational services, food products, health services, automotive, chemicals, non-woven textiles, electrical generation and construction.

Nonregulated Businesses

SEMI markets natural gas in the southeast and provides energy-related services. SCANA Energy, a division of SEMI, sells natural gas to approximately 450,000 customers (as of December 31, 2015). Georgia’s deregulated natural gas market includes approximately 1.6 million customers.

SCANA Services, Inc. provides administrative and management services to SCANA’s other subsidiaries.

Disposals

CGT was sold to Dominion Resources, Inc. at the end of January 2015 and now operates as DCGT. SCI was sold to Spirit Communications in February 2015. In addition, SCANA owns two insignificant energy-related companies that are being liquidated.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

SCANA, through its wholly-owned regulated subsidiaries, is primarily engaged in the generation, transmission, distribution and sale of electricity in South Carolina and in the purchase, transmission and sale of natural gas in North Carolina and South Carolina. Through a wholly-owned nonregulated subsidiary, SCANA markets natural gas to retail customers in Georgia and to wholesale customers in the southeast. A service company subsidiary of SCANA provides primarily administrative and management services to SCANA and its subsidiaries.

The following map indicates areas where the Company’s significant business segments conduct their activities, as further described in this overview section.

The following percentages reflect net income earned by the Company’s regulated and nonregulated businesses (including the holding company) and the percentage of total assets held by them.

	2015	2014	2013
Net Income
Regulated	90%	98%	97%
Nonregulated	10%	2%	3%

Assets
Regulated	97%	95%	95%
Nonregulated	3%	5%	5%

In the first quarter of 2015, SCANA closed on the sales of its interstate natural gas pipeline and telecommunications subsidiaries. The differences between 2014 and 2015 percentages of net income from regulated and nonregulated businesses are attributable to these sales. See Note 13 to the consolidated financial statements.

Key Earnings Drivers and Outlook

During 2015, economic growth continued to improve in the southeast. In the Company’s South Carolina and North Carolina service territories, companies announced plans during the year to invest over $2 billion, with the expectation of creating approximately 6,500 jobs. South Carolina’s unemployment rate ended December 2015 at 5.5%, a drop of 1% over 2014, an improvement that takes on greater significance when considering that almost 80,000 more South Carolinians were employed at the end of 2015 over 2014. In addition, each of the Company’s regulated businesses experienced positive customer growth year over year.

Over the next five years, key earnings drivers for the Company will be additions to rate base at its regulated subsidiaries, consisting primarily of capital expenditures for new generating capacity, environmental facilities and system expansion. Other factors that will impact future earnings growth include the regulatory environment, customer growth and usage in each of the regulated utility businesses, earnings in the natural gas marketing business in Georgia and the level of growth of operation and maintenance expenses and taxes.

Electric Operations

SCE&G’s electric operations primarily generates electricity and provides for its transmission, distribution and sale to approximately 698,000 customers (as of December 31, 2015) in portions of South Carolina in an area covering nearly 17,000 square miles. GENCO owns a coal-fired generating station and sells electricity solely to SCE&G. Fuel Company acquires, owns, provides financing for and sells at cost to SCE&G nuclear fuel, certain fossil fuels and emission and other environmental allowances.

Operating results are primarily driven by customer demand for electricity, rates allowed to be charged to customers and the ability to control costs. Demand for electricity is primarily affected by weather, customer growth and the economy. SCE&G is able to recover the cost of fuel used in electric generation through retail customers’ bills, but increases in fuel costs affect electricity prices and, therefore, the competitive position of electricity against other energy sources.

Embedded in the rates charged to customers is an allowed regulatory return on equity. SCE&G’s allowed return on equity in 2015 was 10.25% for non-BLRA rate base and 11.0% for BLRA-related rate base. To prevent the need for a non-BLRA base rate increase during years of peak nuclear construction, SCE&G has a stated goal of earning a return on equity for non-BLRA rate base of 9% or higher. For the year ended December 31, 2015, SCE&G’s earned return on equity related to non-BLRA rate base was approximately 9.75%.

New Nuclear Construction

SCE&G, on behalf of itself and as agent for Santee Cooper, has contracted with the Consortium for the design and construction of two 1,250 MW (1,117 MW, net) nuclear generation units, which SCE&G will jointly own with Santee Cooper. SCE&G’s current ownership share in the New Units is 55%, and SCE&G has agreed to acquire an additional 5% ownership from Santee Cooper in increments beginning with the commercial operation date of Unit 2. The purchase of this additional 5% ownership is expected to be funded by increased cash flows resulting from tax deductibility of depreciation associated with the New Units when they enter commercial operation.

The construction of the New Units and SCE&G’s related recovery of financing costs through rates is subject to review and approval by the SCPSC as provided for in the BLRA. As of December 31, 2015, SCE&G’s investment in the New Units totaled $3.6 billion, for which the financing costs on $3.2 billion have been reflected in rates under the BLRA.

In September 2015, the SCPSC approved an updated BLRA milestone schedule and certain updated owner’s costs and other capital costs, some of which were associated with schedule delays and other contested costs. Also in September 2015, the SCPSC approved a revision to the allowed return on equity for new nuclear construction from 11.0% to 10.5%, to be applied prospectively for the purpose of calculating revised rates sought by SCE&G under the BLRA on and after January 1, 2016.

On October 27, 2015, SCE&G, Santee Cooper and the Consortium reached a settlement regarding certain disputes, and the EPC Contract was amended. The October 2015 Amendment became effective on December 31, 2015, and among other things, it resolved by settlement and release substantially all outstanding disputes between

SCE&G and the Consortium. The October 2015 Amendment also provides SCE&G and Santee Cooper an irrevocable option, until November 1, 2016 and subject to regulatory approvals, to further amend the EPC Contract to fix the total amount to be paid to the Consortium for its entire scope of work on the project after June 30, 2015, subject to certain exceptions.

On November 19, 2015, SCE&G held an allowable ex parte communication briefing with the SCPSC to describe SCE&G’s settlement with the Consortium. During that briefing, the Company provided the following summary of key points related to the SCPSC’s September 2015 order and the October 2015 Amendment.

	SCPSC Order #2015-661 September 2015	October 2015 Amendment	Fixed Price Option Under the October 2015 Amendment

Guaranteed Substantial Completion Dates	Unit 2—June 2019 Unit 3—June 2020	Unit 2—August 2019 Unit 3—August 2020

Capital Cost (SCE&G’s 55% share)	$5.247 billion	$5.492 billion	$6.757 billion

Future Escalation to WEC*	$794 million	$813 million	$19 million

Total Expected Project Cost (SCE&G’s 55% share)	$6.827 billion	$7.113 billion	$7.601 billion

Liquidated Damages	$155 million at 100% $86 million—SCE&G	$926 million at 100% $509 million—SCE&G	$676 million at 100% $372 million—SCE&G

Bonuses	Capacity Performance Related	Completion—Capacity Performance bonus removed
		$550 million at 100% $303 million—SCE&G	$300 million at 100% $165 million—SCE&G

Change in Law Language	Generally defined	Explicitly defined—Formal written adoption of a new statute, regulation, requirement, or code or new NRC regulatory requirement that did not exist as of this amendment

*	The fixed price option, regardless of date of acceptance, would fix project costs and shift the risk of escalation (excluding escalation primarily on owner’s and transmission costs) to WEC as of June 30, 2015. Total gross escalation recorded as of June 30, 2015 is $386 million. Under the fixed price option, total gross escalation remaining on the project is estimated to be approximately $145 million.

Following an evaluation as to whether to exercise the fixed price option, SCE&G expects to file a petition, as provided under the BLRA, for an update to the project’s estimated capital cost schedule which would incorporate the impact of the October 2015 Amendment.

The information summarized above, as well as additional information on these and other related matters, is further discussed at Note 2 and Note 10 to the consolidated financial statements.

Environmental

EPA regulations have a significant impact on the Company’s electric operations. In 2015, several regulations were proposed or became final, including the following:

•

On June 29, 2015, the Supreme Court ruled that the EPA unreasonably failed to consider costs in its decision to regulate mercury and other specified air pollutants under the MATS rule, but did not vacate MATS. The EPA has indicated that it expects to issue a revised rule responsive to the issue raised by the Supreme Court by April 15, 2016. SCE&G and GENCO have received a one-year extension (until April 2016) to comply with MATS at certain of their generating stations. These extensions will allow time to convert one generating station to burn natural gas and to install additional pollution control devices at other generating stations. SCE&G and GENCO currently are in compliance with the MATS rule and expect to remain in compliance.

•

A revised standard for new power plants under the CAA was proposed on August 3, 2015, and requires all new fossil fuel-fired power plants to meet the carbon dioxide emissions profile of a combined cycle natural gas plant. This rule effectively prevents construction of new coal-fired plants without partial carbon capture and sequestration capabilities.

•

On August 3, 2015, the EPA issued its final rule under the Clean Power Plan that would regulate carbon dioxide emissions from existing units. This rule includes state-specific goals for reducing national carbon dioxide emissions by 32% from 2005 levels by 2030. The rule provides for nuclear reactors under construction, such as the New Units, to count towards compliance and establishes a phased-in compliance approach beginning in 2022. The rule gives states from one to three years to issue SIPs, which will ultimately define the specific compliance methodology that will be applied to existing units in that state. It is expected that South Carolina will request a two-year extension (until September 2018). On February 9, 2016, the Supreme Court stayed the rule pending disposition of a petition of review of the rule in the Court of Appeals. The order of the Supreme Court has no immediate impact on SCE&G and GENCO or their generation operations. Any costs incurred to comply with such rule are expected to be recoverable through rates.

•

The CWA provides for the imposition of effluent limitations that require treatment for wastewater discharges. Under the CWA, compliance with applicable limitations is achieved in connection with the renewal (every five years) of state-issued NPDES permits. The ELG Rule became effective January 4, 2016. SCE&G and GENCO expect that wastewater treatment technology retrofits will be required at two generating stations and may be required at other facilities. The extent of the station-specific retrofits required and the related schedule for compliance will be determined in connection with each plant’s NPDES permit renewal.

•

New federal regulations affecting the management and disposal of CCRs became effective in the fourth quarter of 2015. Under these regulations, CCRs will not be regulated as hazardous waste. These regulations do impose certain requirements on ash storage ponds at SCE&G’s and GENCO’s generating facilities. These regulations are not expected to have a material effect on SCE&G and GENCO because SCE&G and GENCO have already closed or have begun the process of closure of all of their ash storage ponds.

The above environmental initiatives and similar issues are described in Environmental Matters herein and in Note 10 to the consolidated financial statements. Unless otherwise noted, the Company cannot predict when regulatory rules or legislative requirements for any of these initiatives will become final, if at all, or what conditions they may impose on the Company, if any. The Company believes that any additional costs imposed by such regulations would be recoverable through rates.

Gas Distribution

The local distribution operations of SCE&G and PSNC Energy purchase, transport and sell natural gas to approximately 881,000 retail customers (as of December 31, 2015) in portions of South Carolina and North Carolina in areas covering approximately 35,000 square miles. Operating results for gas distribution are primarily influenced by customer demand for natural gas, rates allowed to be charged to customers and the ability to control costs. Embedded in the rates charged to customers is an allowed regulatory return on equity of 10.25% for SCE&G and 10.60% for PSNC Energy.

Demand for natural gas is primarily affected by weather, customer growth, the economy and the availability and price of alternate fuels. Natural gas competes with electricity, propane and heating oil to serve the heating and, to a lesser extent, other household energy needs of residential and small commercial customers. This competition is generally based on price and convenience. Large commercial and industrial customers often have the ability to switch from natural gas to an alternate fuel, such as propane or fuel oil. Natural gas competes with these alternate fuels based on price. As a result, any significant disparity between supply and demand, either of natural gas or of alternate fuels, and due either to production or delivery disruptions or other factors, will affect price and will impact the Company’s ability to retain large commercial and industrial customers.

The production of shale gas in the United States continues to keep prices for this commodity at historic lows, and such prices are expected to continue at such levels for the foreseeable future. The supply of natural gas from the Marcellus and Utica shale basins in West Virginia, Pennsylvania and Ohio has prompted companies unaffiliated with SCANA to propose a 550-mile pipeline that would bring natural gas from these basins to Virginia and North Carolina. If successful, the completed pipeline may drive economic development along its path, including areas within PSNC Energy’s service territory, and may serve to keep natural gas competitively priced in the region.

Retail Gas Marketing

SCANA Energy, a division of SEMI, sells natural gas to approximately 450,000 customers (as of December 31, 2015) throughout Georgia. This market is mature, resulting in lower margins and stiff competition. Competitors include affiliates of large energy companies as well as electric membership cooperatives, among others. SCANA Energy’s ability to maintain its market share primarily depends on the prices it charges customers relative to the prices charged by its competitors and its ability to provide high levels of customer service. In addition, SCANA Energy’s operating results are sensitive to weather.

As Georgia’s regulated provider, SCANA Energy provides service to customers considered to be low-income or that are otherwise unable to obtain natural gas service from other marketers. SCANA Energy provides this service at rates approved by the GPSC and receives funding from Georgia’s Universal Service Fund to offset some of the resulting bad debt. SCANA Energy files financial and other information periodically with the GPSC, and such information is available at www.psc.state.ga.us (which is not intended as an active hyperlink; the information on the GPSC website is not part of this Financial Appendix or any other report filed by the Company with the SEC).

SCANA Energy and certain of SCANA’s other natural gas distribution and marketing segments maintain gas inventory and utilize forward contracts and other financial instruments, including commodity swaps and futures contracts, to manage exposure to fluctuating commodity natural gas prices. See Note 6 to the consolidated financial statements. As a part of this risk management process, at any given time, a portion of SCANA’s projected natural gas needs has been purchased or placed under contract.

Energy Marketing

The divisions of SEMI, excluding SCANA Energy, market natural gas in the southeast and provide energy-related services to customers. Operating results for energy marketing are primarily influenced by customer demand for natural gas and the ability to control costs. The price of alternate fuels and customer growth significantly affect demand for natural gas. In addition, certain pipeline capacity available for Energy Marketing to serve industrial and other customers is dependent upon the market share held by SCANA Energy in the retail market.

RESULTS OF OPERATIONS

Earnings Per Share

The Company reports earnings determined in accordance with GAAP. Management believes that, in addition to reported earnings under GAAP, the Company’s GAAP-adjusted weather-normalized net earnings (and earnings per share) provide a meaningful representation of its fundamental earnings power and can aid in performing period-over-period financial analysis and comparison with peer group data. In management’s opinion, in addition to operating income for regulated businesses, GAAP-adjusted weather-normalized net earnings (and earnings per share) are a useful indicator of the financial results of the Company’s primary businesses. These measures are also a basis for management’s provision of earnings guidance and growth projections and are used in part by management in making budgetary and operational decisions including determining eligibility for certain incentive compensation payments. These non-GAAP performance measures are not intended to replace the GAAP measures of net earnings (or earnings per share), but are offered as supplements to it. A reconciliation of GAAP earnings per share to GAAP-adjusted weather-normalized net earnings per share follows:

	2015	2014	2013
GAAP basic earnings per share	$5.22	$3.79	$3.40
Deduct:
Gain on sale of CGT	0.95	—	—
Gain on sale of SCI	0.46	—	—
SCE&G Electric—effect of abnormal weather	0.08	0.21	—

GAAP-adjusted weather-normalized basic earnings per share	$3.73	$3.58	$3.40
GAAP diluted earnings per share	$5.22	$3.79	$3.39
GAAP-adjusted weather-normalized diluted earnings per share	$3.73	$3.58	$3.39
Cash dividends declared per share	$2.18	$2.10	$2.03

2015 vs 2014

•

Earnings per share on a GAAP basis increased due to the sale of CGT and SCI, higher electric margins, lower operation and maintenance expenses and lower depreciation expense. These increases were partially offset by lower gas margins, higher property taxes, lower other income, higher interest expense, a higher effective tax rate and dilution from additional shares outstanding, as further described below.

2014 vs 2013

•

Basic earnings per share on a GAAP basis increased primarily due to the effects of weather, customer growth and base rate increases under the BLRA. Higher electric and gas margins were partially offset by higher operation and maintenance expenses, higher depreciation expense, higher property taxes, dilution from additional shares outstanding and higher interest expense, as further described below.

Discussion of above adjustments:

The sales of CGT and SCI were closed in the first quarter of 2015. These subsidiaries operated principally in wholesale markets, whereas the Company’s primary focus is the delivery of energy-related products and services to retail markets. Therefore, CGT and SCI were not a part of the Company’s core business. See Note 13 to the consolidated financial statements. In aggregate, these subsidiaries contributed basic earnings per share of $.02 in 2015, $.14 in 2014 and $.15 in 2013.

SCE&G estimates the effects of abnormal weather on its electric business by comparing actual temperatures in its service territory to a historical average. The result is used in developing an estimate of electric margin revenue, using average margin rates, attributable to the effects of abnormal weather. In 2013 the Company’s eWNA was still in place, so therefore there was no effect of abnormal weather on the Company’s electric margin. In January 2014 the eWNA was terminated by order of the SCPSC.

Management believes the above adjustments are appropriate in determining the non-GAAP financial performance measures. Such non-GAAP measures reflect management’s decision that wholesale gas transportation and telecommunications operations were not a part of the Company’s core businesses and would not align with the Company’s commitment to serve retail customers on a long-term basis. The non-GAAP measures also provide a consistent basis upon which to measure performance by excluding the effects on per share earnings of abnormal weather in the electric business.

Diluted earnings per share figures give effect to dilutive potential common stock using the treasury stock method. See Note 1 to the consolidated financial statements.

On February 18, 2016, SCANA declared a quarterly cash dividend on its common stock of $.575 per share.

Electric Operations

Electric Operations is comprised of the electric operations of SCE&G, GENCO and Fuel Company. Electric operations sales margin (including transactions with affiliates) was as follows:

Millions of dollars	2015	Change	2014	Change	2013
Operating revenues	$2,557.1	(2.7)%	$2,629.4	8.2%	$2,430.5
Less: Fuel used in electric generation	660.6	(17.4)%	799.3	6.4%	751.0
Purchased power	52.1	(35.4)%	80.7	87.7%	43.0

Margin	1,844.4	5.4%	1,749.4	6.9%	1,636.5
Other operation and maintenance expenses	497.1	0.5%	494.8	3.2%	479.6
Depreciation and amortization	277.3	(7.7)%	300.3	1.2%	296.7
Other taxes	194.5	4.2%	186.7	3.2%	180.9

Operating Income	$875.5	14.1%	$767.6	13.0%	$679.3

2015 vs 2014

•

Margin increased due to downward adjustments of $69.0 million in 2014, compared to downward adjustments of $19.7 million in 2015, pursuant to orders of the SCPSC, related to fuel cost recovery and DSM Programs. These adjustments had no effect on net income as they were fully offset by the recognition, within other income, of gains realized upon the late 2013 settlement of certain derivative interest rate contracts, lower depreciation expense upon the adoption and implementation of revised depreciation rates as a result of an updated depreciation study and the application, as a reduction to operation and maintenance expenses, of a portion of the storm damage reserve. Margin also increased due to base rate increases under the BLRA of $65.7 million and residential and commercial customer growth of $21.4 million. These increases were partially offset by $25.6 million due to the effects of weather, lower industrial margins of $14.6 million primarily due to variable price contracts, and lower collections under the rate rider for pension costs of $3.0 million. See Note 2 to the consolidated financial statements.

•

Operations and maintenance expenses increased due to the application of $5.0 million in 2014 of the storm damage reserve to offset downward revenue adjustments related to DSM Programs and the amortization of $3.7 million of DSM Programs cost. These increases were partially offset by lower labor costs of $2.0 million primarily due to lower pension cost recognition as a result of lower rate rider collections.

•

Depreciation and amortization decreased by $28.7 million in 2015 due to the implementation of the above mentioned revised depreciation rates, $14.5 million of which was offset by downward revenue adjustments. This decrease in depreciation expense was partially offset by increases associated with net plant additions.

•	Other taxes increased due primarily to higher property taxes associated with net plant additions.

2014 vs 2013

•

Electric margin increased due to the effects of weather of $43.5 million, base rate increases under the BLRA of $54.1 million and customer growth of $14.7 million. These margin increases were partially offset by downward adjustments of $69.0 million in 2014, compared to downward adjustments of $50.1 million in 2013, pursuant to SCPSC orders related to fuel cost recovery, the reversal of undercollected amounts related to SCE&G’s eWNA program (the eWNA was discontinued effective with the first billing cycle of 2014) and DSM Programs. Such adjustments are fully offset by the recognition within other income of gains realized upon the late 2013 settlement of certain derivative interest rate contracts and the application, as a reduction to operation and maintenance expenses, of a portion of the storm damage reserve, both of which had been deferred in regulatory accounts. See Note 2 to the consolidated financial statements.

•

Operations and maintenance expenses increased due to nonlabor operating expenses of $8.9 million, DSM Programs cost amortization of $2.1 million, higher labor expense of $1.1 million which includes incentive compensation and lower pension cost recognition, storm expenses of $1.1 million and other general expenses of $1.9 million.

•	Depreciation and amortization increased due to net plant additions.

•	Other taxes increased due primarily to higher property taxes associated with net plant additions.

Sales volumes (in GWh) related to the electric margin above, by class, were as follows:

Classification	2015	Change	2014	Change	2013
Residential	7,978	(2.2)%	8,156	7.7	7,571
Commercial	7,386	0.2%	7,371	2.3%	7,205
Industrial	6,201	(0.5)%	6,234	3.9%	6,000
Other	595	(0.8)%	600	3.3%	581

Total retail sales	22,160	(0.9)%	22,361	4.7%	21,357
Wholesale	942	(1.7)%	958	0.3%	955

Total Sales	23,102	(0.9)%	23,319	4.5%	22,312

2015 vs 2014	Retail sales volumes decreased primarily due to the effects of weather, partially offset by customer growth.

2014 vs 2013	Retail sales volumes increased primarily due to the effects of weather and customer growth.

Gas Distribution

Gas Distribution is comprised of the local distribution operations of SCE&G and PSNC Energy. Gas Distribution sales margin (including transactions with affiliates) was as follows:

Millions of dollars	2015	Change	2014	Change	2013
Operating revenues	$811.7	(20.0)%	$1,014.0	7.6%	$942.6
Less: Gas purchased for resale	383.7	(35.2)%	592.5	10.8%	534.9

Margin	428.0	1.5%	421.5	3.4%	407.7
Other operation and maintenance expenses	161.4	4.3%	154.8	1.4%	152.7
Depreciation and amortization	77.5	7.0%	72.4	3.6%	69.9
Other taxes	37.5	7.8%	34.8	8.1%	32.2

Operating Income	$151.6	(5.0)%	$159.5	4.3%	$152.9

2015 vs 2014

•

Margin increased due to residential and commercial customer growth of $7.8 million partially offset by a decrease of $3.1 million at SCE&G due to a SCPSC-approved decrease in base rates under the RSA effective November 2014.

•	Operation and maintenance expenses increased due to higher labor costs, primarily due to incentive compensation.

•	Depreciation and amortization increased due to net plant additions.

•	Other taxes increased due primarily to higher property taxes associated with net plant additions.

2014 vs 2013

•	Margin increased primarily due to residential and commercial customer growth of $9.1 million and increased average usage at SCE&G of $2.5 million.

•	Operations and maintenance expense increased $0.9 million due to labor.

•	Depreciation and amortization increased due to net plant additions.

•	Other taxes increased due primarily to higher property taxes associated with net plant additions.

Sales volumes (in MMBTU) by class, including transportation gas, were as follows:

Classification (in thousands)	2015	Change	2014	Change	2013
Residential	39,090	(15.4)%	46,207	12.0%	41,268
Commercial	28,064	(8.6)%	30,701	8.9%	28,181
Industrial	20,101	(1.2)%	20,343	(8.9)%	22,319
Transportation gas	49,297	8.3%	45,506	7.8%	42,221

Total	136,552	(4.3)%	142,757	6.5%	133,989

2015 vs 2014

•

Residential and commercial firm sales volumes decreased due to the effects of weather and lower average use, partially offset by customer growth. Commercial and industrial interruptible volumes decreased due to a shift to transportation service from system supply and the impact of curtailments, partially offset by lower curtailments at PSNC Energy. Transportation volumes increased due to customers shifting to transportation-only service at SCE&G and increased sales for natural gas fired electric generation in PSNC Energy’s territory.

2014 vs 2013

•

Total sales volumes increased primarily due to weather and residential and commercial customer growth. Industrial sales volumes decreased primarily due to weather-related curtailments and a customer switching to an alternative fuel source. Transportation sales increased due to an increase in natural gas fired generation, partially offset by curtailments.

Retail Gas Marketing

Retail Gas Marketing is comprised of SCANA Energy, which operates in Georgia’s natural gas market. Retail Gas Marketing operating revenues and net income were as follows:

Millions of dollars	2015	Change	2014	Change	2013
Operating revenues	$449.2	(12.8)%	$514.9	10.7%	$465.2
Net Income	18.6	(28.2)%	25.9	8.8%	23.8

Changes in operating revenues are primarily related to the lower price of natural gas and weather-related changes in demand. Changes in net income are primarily due to weather-related changes in demand.

Energy Marketing

Energy Marketing is comprised of the Company’s nonregulated marketing operations, excluding SCANA Energy. Energy Marketing operating revenues and net income were as follows:

Millions of dollars	2015	Change	2014	Change	2013
Operating revenues	$697.5	(28.9)%	$981.5	19.9%	$818.5
Net Income	9.0	76.5%	5.1	(16.4)%	6.1

2015 vs 2014

•	Operating revenues decreased due to lower industrial sales volume and lower market prices. Net income increased due to lower cost of gas and lower costs of transportation to serve customers.

2014 vs 2013

•	Operating revenues increased due to higher industrial sales volume and higher market prices. Net income decreased due to higher cost to serve customers during periods of pipeline constraints.

Other Operating Expenses

Other operating expenses were as follows:

Millions of dollars	2015	Change	2014	Change	2013
Other operation and maintenance	$715.3	(1.8)%	$728.3	2.9%	$707.5
Depreciation and amortization	357.5	(6.8)%	383.7	1.5%	378.1
Other taxes	234.2	2.4%	228.8	4.1%	219.7

Changes in other operating expenses are largely attributable to the electric operations and gas distribution segments and are addressed in those discussions. Additional information on a consolidated basis is provided below.

2015 vs 2014

•

In addition to factors discussed in the electric operations and gas distribution segments, other operation and maintenance expenses decreased by $24.2 million, depreciation and amortization decreased by $7.8 million and other taxes decreased by $8 million due to the sale of CGT.

2014 vs 2013

•	See discussion in the electric operations and gas distribution segments.

Net Periodic Benefit Cost

Net periodic benefit cost was recorded on the Company’s income statements and balance sheets as follows:

Millions of dollars	2015	Change	2014	Change	2013
Income Statement Impact:
Employee benefit costs	$5.3	6.0%	$5.0	(67.7)%	$15.5
Other expense	1.1	*	0.2	(80.0)%	1.0
Balance Sheet Impact:
Increase in capital expenditures	3.9	*	0.5	(93.1)%	7.2
Component of amount receivable from Summer Station co-owner	1.5	*	0.1	(96.0)%	2.5
Increase (decrease) in regulatory assets	6.2	*	(3.2)	*	5.5

Net periodic benefit cost	$18.0	*	$2.6	(91.8)%	$31.7

*	Greater than 100%

Pursuant to regulatory orders, SCE&G recovers current pension expense through a rate rider (for retail electric operations) and through cost of service rates (for gas operations), and amortizes pension costs previously deferred in regulatory assets as further described in Note 2 and Note 8 to the consolidated financial statements. Amounts amortized were as follows:

Millions of dollars	2015	2014	2013
Retail electric operations	$2.0	$2.0	$2.0
Gas operations	1.0	1.0	0.2

Other Income (Expense)

Other income (expense) includes the results of certain incidental activities of regulated subsidiaries, the activities of certain non-regulated subsidiaries, and AFC. AFC is a utility accounting practice whereby a portion of the cost of both equity and borrowed funds used to finance construction (which is shown on the balance sheet as construction work in progress) is capitalized. The Company includes an equity portion of AFC in nonoperating income and a debt portion of AFC in interest charges (credits) as noncash items, both of which have the effect of increasing reported net income. Components of other income (expense) were as follows:

Millions of dollars	2015	Change	2014	Change	2013
Other income	$74.5	(38.8)%	$121.8	21.4%	$100.3
Other expense	(60.1)	(6.5)%	(64.3)	41.3%	(45.5)
Gain on sale of SCI, net of transaction costs	106.6	*	—	—	—
AFC—equity funds	27.0	(17.4)%	32.7	23.4%	26.5

*	Greater than 100%

2015 vs 2014

•

Other income decreased due primarily to the recognition of $64.0 million of gains in 2014, compared to $5.2 million in 2015, realized upon the settlement of certain interest rate contracts previously recorded as regulatory liabilities pursuant to the SCPSC orders previously discussed. Such gain recognition was fully offset by downward adjustments to revenues reflected within electric margin and had no effect on net income (see electric margin discussion). Other income decreased by $18.3 million and other expenses decreased by $10.9 million due to the sale of SCI. Total other income and other expenses increased by $12.7 million for billings to DCGT for transition services provided at cost pursuant to the terms of the sale of CGT. In 2015 other income also included the gain on the sale of SCI (See Note 13 to the consolidated financial statements). AFC decreased due to lower AFC rates.

2014 vs 2013

•

Other income (expense) increased primarily due to the recognition of $64.0 million of gains realized upon the late 2013 settlement of certain interest rate derivative contracts previously recorded as regulatory liabilities pursuant to SCPSC orders previously discussed, compared to $50.1 million of such gains in 2013. Such gain recognition was fully offset by downward adjustments to revenues reflected within electric margin and had no effect on net income.

Interest Expense

Components of interest expense, net of the debt component of AFC, were as follows:

Millions of dollars	2015	Change	2014	Change	2013
Interest on long-term debt, net	$311.3	1.5%	$306.7	4.7%	$292.8
Other interest expense	6.5	14.0%	5.7	23.9%	4.6

Total	$317.8	1.7%	$312.4	5.0%	$297.4

Interest on long-term debt increased in each year primarily due to increased borrowings.

Income Taxes

Income tax expense increased each year primarily due to increases in income before taxes. Income before taxes, income taxes and the effective tax rate were all higher in 2015 primarily due to the sales of CGT and SCI.

LIQUIDITY AND CAPITAL RESOURCES

The Company anticipates that its contractual cash obligations will be met in 2016 through internally generated funds and additional short- and long-term borrowings. In 2017 and beyond, the Company may also meet such obligations through the sale of equity securities. The Company expects that, barring a future impairment of the capital markets, it has or can obtain adequate sources of financing to meet its projected cash requirements for the foreseeable future, including the cash requirements for nuclear construction and refinancing maturing long-term debt.

Cash requirements for SCANA’s regulated subsidiaries arise primarily from their operational needs, funding their construction programs and payment of dividends to SCANA. The ability of the regulated subsidiaries to replace existing plant investment, to expand to meet future demand for electricity and gas and to install equipment necessary to comply with environmental regulations, will depend on their ability to attract the necessary financial capital on reasonable terms. Regulated subsidiaries recover the costs of providing services through rates charged to customers. Rates for regulated services are generally based on historical costs. As customer growth and inflation occur and these subsidiaries continue their ongoing construction programs, rate increases will be sought. The future financial position and results of operations of regulated subsidiaries will be affected by their ability to obtain adequate and timely rate and other regulatory relief.

Due primarily to the availability of proceeds from the sale of two subsidiaries in the first quarter of 2015, the Company began using open market purchases for its stock plans at the end of January 2015. Prior to the use of open market purchases, SCANA common stock was acquired on behalf of participants in SCANA’s Investor Plus Plan and Stock Purchase-Savings Plan through the original issuance of shares. This provided additional equity of approximately $14 million in 2015, $98 million in 2014 and $99 million in 2013. In addition, in March 2013, SCANA settled all forward sales contracts related to its common stock through the issuance of approximately 6.6 million common shares, resulting in net proceeds of approximately $196 million.

Rating agencies consider qualitative and quantitative factors when assessing SCANA and its rated operating companies’ credit ratings, including regulatory environment, capital structure and the ability to meet liquidity requirements. Changes in the regulatory environment or deterioration of the Company’s commonly monitored financial credit metrics could adversely affect the Company’s debt ratings. This could cause the Company to pay higher interest rates on its long- and short-term indebtedness, and could limit the Company’s access to capital markets and liquidity.

Capital Expenditures

Cash outlays for property additions and construction expenditures, including nuclear fuel, were $1.2 billion in 2015. The Company’s current estimates of its capital expenditures for construction and nuclear fuel for the next three years, which are subject to continuing review and adjustment, are as follows:

Estimated Capital Expenditures

Millions of dollars	2016	2017	2018
SCE&G—Normal
Generation	$88	$130	$91
Transmission & Distribution	192	163	187
Other	12	9	15
Gas	61	63	60
Common	3	2	4

Total SCE&G—Normal	356	367	357
PSNC Energy	198	279	212
Other	27	30	21

Total Normal	581	676	590
New Nuclear (including transmission)	1,166	1,013	677

Cash Requirements for Construction	1,747	1,689	1,267
Nuclear Fuel	122	80	89

Total Estimated Capital Expenditures	$1,869	$1,769	$1,356

The Company’s contractual cash obligations as of December 31, 2015 are summarized as follows:

Contractual Cash Obligations

	Payments due by periods
Millions of dollars	Total	Less than 1 year	1 - 3 years	4 - 5 years	More than 5 years
Long- and short-term debt, including interest	$12,599	$958	$1,635	$1,345	$8,661
Capital leases	18	6	9	1	2
Operating leases	59	10	19	6	24
Purchase obligations	4,171	1,950	2,108	112	1
Other commercial commitments	4,273	847	1,776	950	700

Total	$21,120	$3,771	$5,547	$2,414	$9,388

Included in the table above in purchase obligations is SCE&G’s portion of a contractual agreement for the design and construction of the New Units at Summer Station. SCE&G expects to be a joint owner and share operating costs and generation output of the New Units, with SCE&G currently responsible for 55 percent. SCE&G estimates it will cost $750 million to $850 million to acquire an additional 5% ownership in the New Units and has included $750 million for this purpose in other commercial commitments. See also New Nuclear Construction in Note 10 to the consolidated financial statements.

Purchase obligations include customary purchase orders under which the Company has the option to utilize certain vendors without the obligation to do so. The Company may terminate such arrangements without penalty.

Other commercial commitments includes estimated obligations under forward contracts for natural gas purchases. Such forward contracts include customary “make-whole” or default provisions, but are not considered to be “take-or-pay” contracts. Certain of these contracts relate to regulated businesses; therefore, the effects of such contracts on fuel costs are reflected in electric or gas rates. Other commercial commitments also includes a “take-and-pay” contract for natural gas which expires in 2019 and estimated obligations for coal and nuclear fuel purchases.

In addition to the contractual cash obligations above, the Company sponsors a noncontributory defined benefit pension plan and an unfunded health care and life insurance benefit plan for retirees. The pension plan is adequately funded under current regulations, and no significant contributions are anticipated for the foreseeable future. Cash payments under the postretirement health care and life insurance benefit plan were $10.3 million in 2015, and such annual payments are expected to be the same or increase to as much as $12.3 million in the future.

The Company is party to certain NYMEX natural gas futures contracts for which any unfavorable market movements are funded in cash. These derivatives are accounted for as cash flow hedges and their effects are reflected within other comprehensive income until the anticipated sales transactions occur. The Company is also party to certain interest rate derivative contracts for which unfavorable market movements above certain thresholds are funded in cash. Certain of these interest rate derivative contracts are accounted for as cash flow hedges, and others are not designated as cash flow hedges but are accounted for pursuant to regulatory orders. See further discussion at QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK and Note 6 to the consolidated financial statements. At December 31, 2015, the Company had posted $14.3 million in cash collateral for such natural gas futures contracts, and had posted $36.1 million in cash collateral related to interest rate derivative contracts.

In connection with the effectiveness of the October 2015 Amendment, SCE&G accrued within accounts payable $250 million (SCE&G’s 55% share is $137.5 million) as of December 31, 2015 for the settlement and release of substantially all outstanding disputes between SCE&G and the Consortium. These amounts are not included in capital expenditures and contractual cash obligations above. See Note 10 to the consolidated financial statements.

The Company has a legal obligation associated with the decommissioning and dismantling of Summer Station Unit 1 and other conditional AROs that are not listed in contractual cash obligations above. See Notes 1 and 10 to the consolidated financial statements. In addition, the Company has recorded liabilities for certain unrecognized tax benefits that are not included in contractual cash obligations above. See Note 5 to the consolidated financial statements.

Financing Limits and Related Matters

The Company’s issuance of various securities, including long-term and short-term debt, is subject to customary approval or authorization by regulatory bodies including state public service commissions and FERC.

SCE&G has obtained FERC authority to issue short-term indebtedness and to assume liabilities as a guarantor (pursuant to Section 204 of the Federal Power Act). SCE&G may issue unsecured promissory notes, commercial paper and direct loans in amounts not to exceed $1.6 billion outstanding with maturity dates of one year or less, and may enter into guaranty agreements in favor of lenders, banks, and dealers in commercial paper in amounts not to exceed $600 million. GENCO has obtained FERC authority to issue short-term indebtedness not to exceed $200 million outstanding with maturity dates of one year or less. The authority described herein will expire in October 2016.

In December 2015, the Company’s existing five-year committed LOCs were amended, extended and, in some cases, upsized. At December 31, 2015 SCANA, SCE&G (including Fuel Company) and PSNC Energy were parties to five-year credit agreements in the amounts of $400 million, $1.2 billion, of which $500 million relates to Fuel Company, and $200 million, respectively, which expire in December 2020. In addition, at December 31, 2015 SCE&G was party to a three-year credit agreement in the amount of $200 million which expires in December 2018. These credit agreements are used for general corporate purposes, including liquidity support for each company’s commercial paper program and working capital needs and, in the case of Fuel Company, to finance or refinance the purchase of nuclear fuel, certain fossil fuels, and emission and other environmental allowances. For a list of banks providing credit support and other information, see Note 4 to the consolidated financial statements.

On January 29, 2015, SCANA entered into an unsecured, three-month credit agreement in the amount of $150 million to ensure sufficient liquidity was available to redeem its Junior Subordinated Notes on February 2, 2015. No borrowings were made under this agreement, and it expired according to its terms on February 6, 2015.

As of December 31, 2015, the Company had no outstanding borrowings under its $2.0 billion credit facilities, had approximately $531 million in commercial paper borrowings outstanding, was obligated under $3.3 million in LOC supported letters of credit, and held approximately $176 million in cash and temporary investments. The Company regularly monitors the commercial paper and short-term credit markets to optimize the timing for repayment of the outstanding balance on its draws, while maintaining appropriate levels of liquidity. Average short-term borrowings outstanding during 2015 were approximately $479 million. Short-term cash needs were met primarily through the issuance of commercial paper.

At December 31, 2015, the Company’s long-term debt portfolio has a weighted average maturity of approximately 20 years and bears an average cost of 5.8%. Substantially all of the Company’s long-term debt bears fixed interest rates or is swapped to fixed. To further preserve liquidity, the Company rigorously reviews its projected capital expenditures and operating costs and adjusts them where possible without impacting safety, reliability, and core customer service.

The Company’s articles of incorporation do not limit the dividends that may be paid on its common stock. However, SCE&G’s bond indenture (relating to the hereinafter defined Bonds) and PSNC Energy’s note purchase and debenture purchase agreements each contain provisions that, under certain circumstances which the Company considers to be remote, could limit the payment of cash dividends on their respective common stock.

The Federal Power Act requires the appropriation of a portion of certain earnings from hydroelectric projects. At December 31, 2015, approximately $72.4 million of retained earnings were restricted by this requirement as to payment of cash dividends on SCE&G’s common stock.

SCANA Corporation

SCANA has an indenture which permits the issuance of unsecured debt securities from time to time including its medium-term notes. This indenture contains no specific limit on the amount of unsecured debt securities which may be issued.

South Carolina Electric & Gas Company

SCE&G is subject to a bond indenture dated April 1, 1993 (Mortgage) covering substantially all of its electric properties under which all of its first mortgage bonds (Bonds) have been issued. Bonds may be issued under the Mortgage in an aggregate principal amount not exceeding the sum of (1) 70% of Unfunded Net Property Additions (as therein defined), (2) the aggregate principal amount of retired Bonds and (3) cash deposited with the trustee. Bonds, other than certain Bonds issued on the basis of retired Bonds, may be issued under the Mortgage only if Adjusted Net Earnings (as therein defined) for 12 consecutive months out of the 18 months immediately preceding the month of issuance are at least twice (2.0) the annual interest requirements on all outstanding Bonds and Bonds to be outstanding (Bond Ratio). For the year ended December 31, 2015, the Bond Ratio was 5.17.

Financing Activities

During 2015, net cash outflows related to financing activities totaled approximately $360 million, primarily associated with the repayment of long-term and short-term debt and payment of dividends, partially offset by proceeds from the issuance of long-term debt.

In May 2015, SCE&G issued $500 million of 5.1% first mortgage bonds due June 1, 2065. Proceeds from this sale were used to repay short-term debt primarily incurred as a result of SCE&G’s construction program, to finance capital expenditures, and for general corporate purposes.

On February 2, 2015, SCANA redeemed prior to maturity $150 million of its 7.70% junior subordinated notes at their face value.

In May 2014, SCE&G issued $300 million of 4.5% first mortgage bonds due June 1, 2064. Proceeds from this sale were used to repay short-term debt primarily incurred as a result of SCE&G’s construction program, to finance capital expenditures, and for general corporate purposes.

Investing Activities

To settle interest rate derivative contracts, the Company paid approximately $253 million, net, in 2015, approximately $95 million in 2014 and approximately $6 million, net, through the third quarter of 2013. During the fourth quarter of 2013, the Company received approximately $120 million upon the settlement of interest rate derivatives.

For additional information, see Note 4 to the consolidated financial statements.

Major tax incentives included within federal legislation resulted in the allowance of bonus depreciation for property placed in service in 2008 through 2015. These incentives, along with certain other deductions, have had a positive impact on the cash flows of the Company. Bonus depreciation will also be significant for 2016 through 2019 under recent law.

Ratios of earnings to fixed charges for each of the five years ended December 31, 2015, were as follows:

December 31,	2015	2014	2013	2012	2011
SCANA	4.40	3.39	3.22	2.93	2.87

The ratio for 2015 reflects the impact of gains recorded upon the sale of certain subsidiaries. See Note 13 to the consolidated financial statements.

NEW NUCLEAR CONSTRUCTION MATTERS

For a discussion of developments related to new nuclear construction, see Note 2 and Note 10 to the consolidated financial statements.

ENVIRONMENTAL MATTERS

The Company’s operations are subject to extensive regulation by various federal and state authorities in the areas of air quality, water quality, control of toxic substances and hazardous and solid wastes. Applicable statutes and rules include the CAA, CWA, Nuclear Waste Act and CERCLA, among others. In many cases, regulations proposed by such authorities could have a significant impact on the Company’s financial condition, results of operations and cash flows. In addition, the Company often cannot predict what conditions or requirements will be imposed by regulatory or legislative proposals. To the extent that compliance with environmental regulations or legislation results in capital expenditures or operating costs, the Company expects to recover such expenditures and costs through existing ratemaking provisions.

For the three years ended December 31, 2015, the Company’s capital expenditures for environmental control equipment at its fossil fuel generating stations totaled $41.4 million. During this same period, the Company expended approximately $38.5 million for the construction and retirement of landfills and ash ponds, net of disposal proceeds. In addition, the Company made expenditures to operate and maintain environmental control equipment at its fossil plants of $8.7 million in 2015, $9.1 million in 2014 and $9.2 million in 2013, which are included in other operation and maintenance expense, and made expenditures to handle waste ash, net of disposal proceeds, of $1.3 million in 2015, $1.6 million in 2014 and $3.2 million in 2013, which are included in fuel used in electric generation. In addition, included within other operation and maintenance expense is an annual amortization of $1.4 million in each of 2015, 2014 and 2013 related to SCE&G’s recovery of MGP remediation costs as approved by the SCPSC. It is not possible to estimate all future costs related to environmental matters, but forecasts for capitalized environmental expenditures for the Company are $15.3 million for 2016 and $88.9 million for the four-year period 2017-2020. These expenditures are included in the Company’s Estimated Capital Expenditures table, are discussed in Liquidity and Capital Resources, and include known costs related to the matters discussed below.

The EPA is conducting an enforcement initiative against the utilities industry related to the NSR provisions and the NSPS of the CAA. As part of the initiative, many utilities have received requests for information under Section 114 of the CAA. In addition, the DOJ, on behalf of the EPA, has taken civil enforcement action against several utilities. The primary basis for these actions is the assertion by the EPA that maintenance activities undertaken by the utilities at their coal-fired power plants constituted “major modifications” which required the installation of costly BACT. Some of the utilities subject to the actions have reached settlement. Though the Company cannot predict what action, if any, the EPA will initiate against it, any costs incurred are expected to be recoverable through rates.

With the pervasive emergence of concern over the issue of global climate change as a significant influence upon the economy, SCANA, SCE&G and GENCO are subject to climate-related financial risks, including those involving regulatory requirements responsive to GHG emissions, as well as those involving other potential physical impacts. Other business and financial risks arising from such climate change could also materialize. The Company cannot predict all of the climate-related regulatory and physical risks nor the related consequences which might impact the Company, and the following discussion should not be considered all-inclusive.

Physical effects associated with climate changes could include changes in weather patterns, such as storm frequency and intensity, and any resultant damage to the Company’s electric system, as well as impacts on employees and customers and on the Company’s supply chain and many others. Much of the service territory of SCE&G is subject to the damaging effects of Atlantic and Gulf coast hurricanes and also to the damaging impact of winter ice storms. To help mitigate the financial risks arising from these potential occurrences, SCE&G maintains insurance on certain properties. As part of its ongoing operations, SCE&G maintains emergency response and storm preparation plans and teams who receive ongoing training and related simulations, all in order to allow the Company to protect its assets and to return its systems to normal reliable operation in a timely fashion following any such event.

Environmental commitments and contingencies are further described in Note 10 to the consolidated financial statements.

REGULATORY MATTERS

SCANA and its subsidiaries are subject to the regulatory jurisdiction of the following entities for the matters noted.

Company	Regulatory Jurisdiction/Matters
SCANA	The SEC as to the issuance of certain securities and other matters and the FERC as to certain acquisitions and other matters.

SCANA and all subsidiaries	The CFTC, under Dodd-Frank, concerning recordkeeping, reporting, and other related regulations associated with swaps, options, forward contracts, and trade options, to the extent SCANA and any of its subsidiaries engage in any such activities.

SCE&G	The SEC as to the issuance of certain securities and other matters; the SCPSC as to retail electric and gas rates, service, accounting, issuance of securities (other than short-term borrowings) and other matters; the FERC as to issuance of short-term borrowings, guarantees of short-term indebtedness, certain acquisitions, wholesale electric power and transmission rates and services, and other matters; and the NRC with respect to the ownership, construction, operation and decommissioning of its currently operated and planned nuclear generating facilities. NRC jurisdiction encompasses broad supervisory and regulatory powers over the construction and operation of nuclear reactors, including matters of health and safety and environmental impact. In addition, the Federal Emergency Management Agency reviews, in conjunction with the NRC, certain aspects of emergency planning relating to the operation of nuclear plants.

SCE&G and GENCO	The FERC and DOE, under the Federal Power Act, as to the transmission of electric energy in interstate commerce, the wholesale sale of electric energy, the licensing of hydroelectric projects and certain other matters, including accounting.

GENCO	The SCPSC as to the issuance of securities (other than short-term borrowings) and the FERC as to issuance of short-term borrowings, the wholesale sale of electric energy, accounting, certain acquisitions and other matters.

Fuel Company	The SEC as to the issuance of certain securities.

PSNC Energy	The NCUC as to gas rates, service, issuance of securities (other than notes with a maturity of two years or less or renewals of notes with a maturity of six years or less), accounting and other matters, and the SEC as to the issuance of certain securities.

SCE&G and PSNC Energy	The PHMSA and the DOT as to federal pipeline safety requirements for gas distribution pipeline systems and natural gas transmission systems, respectively. The ORS and the NCUC are responsible for enforcement of federal and state pipeline safety requirement in South Carolina (SCE&G) and North Carolina (PSNC Energy), respectively.

SCANA Energy	The GPSC through its certification as a natural gas marketer in Georgia and specifically as to retail prices for customers served under its regulated provider contract.

Material retail rate proceedings are described in Note 2 to the consolidated financial statements. In addition, the RSA allows natural gas distribution companies in South Carolina to request annual adjustments to rates to reflect changes in revenues and expenses and changes in investment. Such annual adjustments are subject to certain qualifying criteria and review by the SCPSC.

SCE&G’s electric transmission system is subject to NERC, which develops and enforces reliability standards for the bulk power systems throughout North America. NERC is subject to oversight by FERC.

Dodd-Frank provides for substantial additional regulation of over-the-counter and security-based derivative instruments, among other things, and requires numerous rule-makings by the CFTC and the SEC to implement. The Company has determined that it meets the end-user exception in Dodd-Frank, with the lowest level of required regulatory reporting burden imposed by this law. The Company is currently complying with these enacted regulations and intends to comply with regulations enacted in the future, but cannot predict when the final regulations will be issued or what requirements they will impose.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

Following are descriptions of the Company’s accounting policies and estimates which are most critical in terms of reporting financial condition or results of operations.

Accounting for Rate Regulated Operations

SCANA’s regulated utilities record certain assets and liabilities that defer the recognition of expenses and revenues to future periods in accordance with accounting guidance for rate-regulated utilities. In the future, in the event of deregulation or other changes in the regulatory environment, the Company may no longer meet the criteria of accounting for rate-regulated utilities, and could be required to write off its regulatory assets and liabilities. Such an event could have a material effect on the results of operations, liquidity or financial position of the Company’s Electric Operations and Gas Distribution segments in the period the write-off would be recorded. See Note 2 to the consolidated financial statements for a description of the Company’s regulatory assets and liabilities.

The Company’s generation assets would be exposed to considerable financial risks in a deregulated electric market. If market prices for electric generation do not produce adequate revenue streams and the enabling legislation or regulatory actions do not provide for recovery of the resulting stranded costs, the Company could be required to write down its investment in those assets. The Company cannot predict whether any write-downs would be necessary and, if they were, the extent to which they would affect the Company’s results of operations in the period in which they would be recorded. As of December 31, 2015, the Company’s net investments in fossil/hydro and nuclear generation assets were approximately $2.3 billion and $4.1 billion, respectively.

In the future, as a result of deregulation or other changes in the regulatory environment or changes in accounting requirements, the Company could also be required to write off its regulatory assets and liabilities. Such an event could have a material effect on the Company’s results of operations, liquidity or financial position in the period the write-off would be recorded.

Revenue Recognition and Unbilled Revenues

Revenues related to the sale of energy are recorded when service is rendered or when energy is delivered to customers. Because customers of the Company’s utilities and retail gas operations are billed on cycles which vary based on the timing of the actual reading of their electric and gas meters, the Company records estimates for unbilled revenues at the end of each reporting period. Such unbilled revenue amounts reflect estimates of the amount of energy delivered to customers for which they have not yet been billed. Such unbilled revenues reflect consideration of estimated usage by customer class, the effects of different rate schedules and, where applicable, the impact of weather normalization or other regulatory provisions of rate structures. The accrual of unbilled revenues in this manner properly matches revenues and related costs. Accounts receivable included unbilled revenues of $129.1 million at December 31, 2015 and $186.4 million at December 31, 2014, compared to total revenues of $4.4 billion in 2015 and $5.0 billion in 2014.

Nuclear Decommissioning

Accounting for decommissioning costs for nuclear power plants involves significant estimates related to costs to be incurred many years into the future. Among the factors that could change SCE&G’s accounting estimates related to decommissioning costs are changes in technology, changes in regulatory and environmental remediation requirements, and changes in financial assumptions such as discount rates and the estimated timing of cash flows. Changes in any of these estimates could significantly impact the Company’s financial position and cash flows (although changes in such estimates should be earnings-neutral, because these costs are expected to be collected from ratepayers).

Based on a decommissioning cost study, SCE&G’s two-thirds share of estimated site-specific nuclear decommissioning costs for Summer Station Unit 1, including both the cost of decommissioning plant components that are and are not subject to radioactive contamination, totals $696.8 million, stated in 2012 dollars. Santee Cooper is responsible for decommissioning costs related to its one-third ownership interest in Summer Station Unit 1. The cost estimate assumes that upon closure the site would be maintained for 60 years in such a manner as to allow for subsequent decontamination that would permit release for unrestricted use.

Under SCE&G’s method of funding decommissioning costs, amounts collected through rates are invested in insurance policies on the lives of certain Company personnel. SCE&G transfers to an external trust fund the amounts collected through electric rates, insurance proceeds and interest thereon, less expenses. The trusteed asset balance reflects the net cash surrender value of the insurance policies and cash held by the trust. Management intends for the fund, including earnings thereon, to provide for all eventual decommissioning expenditures for Summer Station Unit 1 on an after-tax basis.

Asset Retirement Obligations

The Company accrues for the legal obligation associated with the retirement of long-lived tangible assets that result from the acquisition, construction, development and normal operation in accordance with applicable accounting guidance. The Company recognizes obligations at present value in the period in which they are incurred, and capitalizes associated asset retirement costs as a part of the carrying amount of the related long-lived assets. Because such obligations relate primarily to the Company’s regulated utility operations, their recognition has no significant impact on results of operations. As of December 31, 2015, the Company has recorded AROs of $176 million for nuclear plant decommissioning (as discussed above) and AROs of $344 million for other conditional obligations primarily related to generation, transmission and distribution properties, including gas pipelines. All of the amounts are based upon estimates which are subject to varying degrees of imprecision, particularly since payments in settlement of such obligations may be made many years in the future. Changes in these estimates will be recorded over time; however, these changes in estimates are not expected to materially impact results of operations so long as the regulatory framework for the utilities remains in place.

Accounting for Pensions and Other Postretirement Benefits

The Company recognizes the funded status of its defined benefit pension plan as an asset or liability and changes in funded status as a component of net periodic benefit cost or other comprehensive income, net of tax, or as a regulatory asset as required by accounting guidance. Accounting guidance requires the use of several assumptions that impact pension cost, of which the discount rate and the expected return on assets are the most sensitive. Net pension cost of $18.0 million recorded in 2015 reflects the use of a 4.20% discount rate derived using a cash flow matching technique, and an assumed 7.5% long-term rate of return on plan assets. The Company believes that these assumptions and the resulting pension cost amount were reasonable. For purposes of comparison, a 25 basis point reduction in the discount rate in 2015 would have increased the Company’s pension cost by $1.9 million and increased the pension obligation by $26.8 million. Further, had the assumed long-term rate of return on assets been 7.25%, the Company’s pension cost for 2015 would have increased by $2.1 million.

The following information with respect to pension assets (and returns thereon) should also be noted.

The Company determines the fair value of the majority of its pension assets utilizing market quotes or derives them from modeling techniques that incorporate market data. Less than 10% of assets are valued using less transparent Level 3 methods.

In developing the expected long-term rate of return assumptions, the Company evaluates historical performance, targeted allocation amounts and expected payment terms. As of the beginning of 2015, the plan’s historical 10, 15, 20 and 25 year cumulative performance showed actual returns of 6.0%, 5.4%, 8.7% and 8.8%, respectively. The 2015 expected long-term rate of return of 7.50% was based on a target asset allocation of 58% with equity managers, 33% with fixed income managers and 9% with hedge fund managers. Management regularly reviews such allocations and periodically rebalances the portfolio when considered appropriate. As of the beginning of 2016, the plan’s historical 10, 15, 20 and 25 year cumulative performance showed actual returns of 5.3%, 4.6%, 7.2% and 8.7%, respectively. For 2016, the expected rate of return is 7.50%.

Pursuant to regulatory orders, certain previously deferred pension costs are being amortized as described in Note 2 to the consolidated financial statements. Current pension expense for electric operations is being recovered through a pension cost rider, and current pension expense related to SCE&G’s gas operations is being recovered through cost of service rates.

Pension benefits are not offered to employees hired or rehired after December 31, 2013, and pension benefits for existing participants will no longer accrue for services performed or compensation earned after December 31, 2023. As a result, the significance of pension costs and the criticality of the related estimates to the Company’s financial statements will continue to diminish. Further, the pension trust is adequately funded under current regulations, and management does not anticipate the need to make significant pension contributions for the foreseeable future.

The Company accounts for the cost of its postretirement medical and life insurance benefit plan in a similar manner to that used for its defined benefit pension plan. This plan is unfunded, so no assumptions related to rate of return on assets impact the net expense recorded; however, the selection of discount rates can significantly impact the actuarial determination of net expense. The Company used a discount rate of 4.30%, derived using a cash flow matching technique, and recorded a net cost of $19.2 million for 2015. Had the selected discount rate been 4.05% (25 basis points lower than the discount rate referenced above), the expense for 2015 would have been $0.8 million higher and increased the obligation by $9.5 million. Because the plan provisions include “caps” on company per capita costs, and because employees hired after December 31, 2010 are responsible for the full cost of retiree medical benefits elected by them, healthcare cost inflation rate assumptions do not materially impact the net expense recorded.

OTHER MATTERS

Off-Balance Sheet Arrangements

SCANA holds insignificant investments in securities and business ventures. SCANA does not engage in significant off-balance sheet financing or similar transactions, although it is party to incidental operating leases in the normal course of business, generally for office space, furniture, vehicles, equipment, airplanes and rail cars.

Claims and Litigation

For a description of claims and litigation see Note 10 to the consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

All financial instruments described in this section are held for purposes other than trading.

Interest Rate Risk

The tables below provide information about long-term debt issued by the Company and other financial instruments that are sensitive to changes in interest rates. For debt obligations, the tables present principal cash flows and related weighted average interest rates by expected maturity dates. For interest rate swaps, the figures shown reflect notional amounts, weighted average interest rates and related maturities. Fair values for debt represent quoted market prices. Interest rate swap agreements are valued using discounted cash flow models with independently sourced data.

December 31, 2015 Millions of dollars	Expected Maturity Date
	2016	2017	2018	2019	2020	Thereafter	Total	Fair Value
Long-Term Debt:
Fixed Rate ($)	111.5	10.6	719.8	9.1	358.3	4,673.0	5,882.3	6,336.2
Average Fixed Interest Rate (%)	1.16	4.42	6.02	4.73	6.35	5.63	5.63	—
Variable Rate ($)	4.4	4.4	4.4	4.4	4.4	129.4	151.4	145.5
Average Variable Interest Rate (%)	1.11	1.11	1.11	1.11	1.11	0.55	0.63	—
Interest Rate Swaps:
Pay Fixed/Receive Variable ($)	654.4	554.4	4.4	4.4	4.4	133.0	1,355.0	(72.1)
Average Pay Interest Rate (%)	2.89	2.91	6.17	6.17	6.17	4.62	3.10	—
Average Receive Interest Rate (%)	0.62	0.62	1.11	1.11	1.11	0.52	0.61	—

December 31, 2014 Millions of dollars	Expected Maturity Date
	2015	2016	2017	2018	2019	Thereafter	Total	Fair Value
Long-Term Debt:
Fixed Rate ($)	161.5	110.4	9.5	718.6	8.1	4,529.7	5,537.9	6,437.4
Average Fixed Interest Rate (%)	7.48	1.14	4.62	5.95	4.97	5.29	5.35	—
Variable Rate ($)	4.4	4.4	4.4	4.4	4.4	133.8	155.8	151.2
Average Variable Interest Rate (%)	0.92	0.92	0.92	0.92	0.92	0.48	0.54	—
Interest Rate Swaps:
Pay Fixed/Receive Variable ($)	954.4	104.4	4.4	4.4	4.4	133.8	1,205.8	(256.7)
Average Pay Interest Rate (%)	3.84	3.74	6.17	6.17	6.17	4.70	3.95	—
Average Receive Interest Rate (%)	0.26	0.28	0.92	0.92	0.92	0.47	0.29	—

While a decrease in interest rates would increase the fair value of debt, it is unlikely that events which would result in a realized loss will occur.

For further discussion of the Company’s long-term debt and interest rate derivatives, see MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Liquidity and Capital Resources and Notes 4 and 6 to the consolidated financial statements.

Commodity Price Risk

The following table provides information about the Company’s financial instruments that are sensitive to changes in natural gas prices. Weighted average settlement prices are per 10,000 MMBTU. Fair value represents quoted market prices.

Expected Maturity	2016	2017	2018
Futures—Long
Settlement Price (a)	2.45	2.82	—
Contract Amount (b)	24.4	3.0	—
Fair Value (b)	21.4	2.9	—

Futures—Short
Settlement Price (a)	2.49	—	—
Contract Amount (b)	1.7	—	—
Fair Value (b)	1.5	—	—

Options—Purchased Call (Long)
Strike Price (a)	3.31	3.03	—
Contract Amount (b)	23.3	2.5	—
Fair Value (b)	0.5	0.2	—

Swaps—Commodity
Pay fixed/receive variable (b)	52.1	9.5	4.5
Average pay rate (a)	3.2280	3.6810	3.8753
Average received rate (a)	2.4517	2.8000	2.9235
Fair Value (b)	39.6	7.2	3.4
Pay variable/receive fixed (b)	35.4	7.9	3.2
Average pay rate (a)	2.4705	2.7995	2.9240
Average received rate (a)	3.1645	3.5821	3.9355
Fair Value (b)	45.4	10.1	4.3

Swaps—Basis
Pay variable/receive variable (b)	3.9	0.7	—
Average pay rate (a)	2.4630	2.8231	—
Average received rate (a)	2.4432	2.8281	—
Fair Value (b)	3.9	0.7	—

(a)	Weighted average, in dollars

(b)	Millions of dollars

The Company uses derivative instruments to hedge forward purchases and sales of natural gas, which create market risks of different types. See Note 6 to the consolidated financial statements. The information above includes those financial positions of Energy Marketing and PSNC Energy.

PSNC Energy utilizes futures, options and swaps to hedge gas purchasing activities. PSNC Energy’s tariffs include a provision for the recovery of actual gas costs incurred. PSNC Energy defers premiums, transaction fees, margin requirements and any realized gains or losses from its hedging program for subsequent recovery from customers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

SCANA Corporation

Cayce, South Carolina

We have audited the accompanying consolidated balance sheets of SCANA Corporation and subsidiaries (the “Company”) as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income, cash flows, and changes in common equity for each of the three years in the period ended December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2015, based on the criteria established in Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 26, 2016 expressed an unqualified opinion on the Company’s internal control over financial reporting.

Charlotte, North Carolina

February 26, 2016

SCANA Corporation and Subsidiaries

CONSOLIDATED BALANCE SHEETS

December 31, (Millions of dollars)	2015	2014
Assets
Utility Plant In Service	$12,883	$12,289
Accumulated Depreciation and Amortization	(4,307)	(4,088)
Construction Work in Progress	4,051	3,323
Plant to be Retired, Net	—	169
Nuclear Fuel, Net of Accumulated Amortization	308	329
Goodwill	210	210

Utility Plant, Net	13,145	12,232

Nonutility Property and Investments:
Nonutility property, net of accumulated depreciation of $124 and $122	280	284
Assets held in trust, net-nuclear decommissioning	115	113
Other investments	71	75

Nonutility Property and Investments, Net	466	472

Current Assets:
Cash and cash equivalents	176	137
Receivables:
Customer, net of allowance for uncollectible accounts of $5 and $7	505	684
Other	227	154
Inventories:
Fuel	164	222
Materials and supplies	148	139
Prepayments	115	320
Other current assets	43	148
Assets held for sale	—	341

Total Current Assets	1,378	2,145

Deferred Debits and Other Assets:
Regulatory assets	1,937	1,823
Other	220	146

Total Deferred Debits and Other Assets	2,157	1,969

Total	$17,146	$16,818

See Notes to Consolidated Financial Statements.

December 31, (Millions of dollars)	2015	2014
Capitalization and Liabilities
Common Stock—no par value (shares outstanding: December 31, 2015—142.9 million; December 31, 2014—142.7 million)	$2,390	$2,378
Retained Earnings	3,118	2,684
Accumulated Other Comprehensive Loss	(65)	(75)

Total Common Equity	5,443	4,987
Long-Term Debt, Net	5,882	5,497

Total Capitalization	11,325	10,484

Current Liabilities:
Short-term borrowings	531	918
Current portion of long-term debt	116	166
Accounts payable	590	520
Customer deposits and customer prepayments	137	98
Taxes accrued	242	182
Interest accrued	83	83
Dividends declared	76	73
Liabilities held for sale	—	52
Derivative financial instruments	50	233
Other	127	143

Total Current Liabilities	1,952	2,468

Deferred Credits and Other Liabilities:
Deferred income taxes, net	1,907	1,931
Asset retirement obligations	520	563
Pension and postretirement benefits	315	315
Regulatory liabilities	855	814
Other	272	243

Total Deferred Credits and Other Liabilities	3,869	3,866

Commitments and Contingencies (Note 10)	—	—

Total	$17,146	$16,818

See Notes to Consolidated Financial Statements.

SCANA Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

Years Ended December 31, (Millions of dollars, except per share amounts)	2015	2014	2013
Operating Revenues:
Electric	$2,551	$2,622	$2,423
Gas-regulated	811	1,028	955
Gas-nonregulated	1,018	1,301	1,117

Total Operating Revenues	4,380	4,951	4,495

Operating Expenses:
Fuel used in electric generation	660	793	745
Purchased power	52	81	43
Gas purchased for resale	1,287	1,729	1,491
Other operation and maintenance	715	728	708
Depreciation and amortization	358	384	378
Other taxes	234	229	220

Total Operating Expenses	3,306	3,944	3,585

Gain on sale of CGT, net of transaction costs	234	—	—

Operating Income	1,308	1,007	910

Other Income (Expense):
Other income	75	122	100
Other expenses	(60)	(64)	(46)
Gain on sale of SCI, net of transaction costs	107	—	—
Interest charges, net of allowance for borrowed funds used during construction of $15, $16 and $14	(318)	(312)	(297)
Allowance for equity funds used during construction	27	33	27

Total Other Expense	(169)	(221)	(216)

Income Before Income Tax Expense	1,139	786	694
Income Tax Expense	393	248	223

Net Income	$746	$538	$471

Per Common Share Data
Basic Earnings Per Share of Common Stock	$5.22	$3.79	$3.40
Diluted Earnings Per Share of Common Stock	5.22	3.79	3.39
Weighted Average Common Shares Outstanding (millions)
Basic	142.9	141.9	138.7
Diluted	142.9	141.9	139.1
Dividends Declared Per Share of Common Stock	$2.18	$2.10	$2.03

See Notes to Consolidated Financial Statements.

SCANA Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Years Ended December 31, (Millions of dollars)	2015	2014	2013
Net Income	$746	$538	$471
Other Comprehensive Income (Loss), net of tax:
Unrealized Losses on Cash Flow Hedging Activities:
Unrealized gains (losses) on cash flow hedging activities arising during period, net of tax of $(7), $(9) and $4	(12)	(14)	7
Gains (losses) on cash flow hedging activities reclassified to interest expense, net of tax of $4, $4 and $5	7	7	8
Gains (losses) on cash flow hedging activities reclassified to gas purchased for resale, net of tax of $9, $(2) and $2	15	(4)	3

Net unrealized gains (losses) on cash flow hedging activities	10	(11)	18
Deferred Costs of Employee Benefit Plans:
Deferred costs of employee benefit plans, net of tax of $-, $(3) and $4	—	(5)	7
Amortization of deferred employee benefit plan costs reclassified to net income (see Note 8), net of tax of $-, $- and $-	—	1	1

Net deferred costs of employee benefit plans	—	(4)	8

Other Comprehensive Income (Loss)	10	(15)	26

Total Comprehensive Income	$756	$523	$497

See Notes to Consolidated Financial Statements.

SCANA Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, (Millions of dollars)	2015	2014	2013
Cash Flows From Operating Activities:
Net Income	$746	$538	$471
Adjustments to reconcile net income to net cash provided from operating activities:
Gain on sale of subsidiaries	(355)	—	—
Losses from equity method investments	3	5	7
Deferred income taxes, net	(31)	235	49
Depreciation and amortization	368	403	393
Amortization of nuclear fuel	46	45	57
Allowance for equity funds used during construction	(27)	(33)	(27)
Carrying cost recovery	(12)	(9)	(3)
Changes in certain assets and liabilities:
Receivables	188	(33)	(38)
Inventories	(16)	(62)	21
Prepayments	211	(235)	49
Regulatory assets	148	(372)	113
Regulatory liabilities	3	(133)	56
Accounts payable	(78)	36	24
Taxes accrued	61	(24)	42
Pension and other postretirement benefits	(6)	133	(217)
Derivative financial instruments	(183)	225	(72)
Other assets	(21)	(8)	17
Other liabilities	14	19	108

Net Cash Provided From Operating Activities	1,059	730	1,050

Cash Flows From Investing Activities:
Property additions and construction expenditures	(1,153)	(1,092)	(1,106)
Proceeds from sale of subsidiaries	647	—	—
Proceeds from investments (including derivative collateral returned)	1,117	347	222
Purchase of investments (including derivative collateral posted)	(1,018)	(475)	(176)
Payments upon interest rate derivative contract settlement	(263)	(95)	(49)
Proceeds from interest rate derivative contract settlement	10	—	163

Net Cash Used For Investing Activities	(660)	(1,315)	(946)

Cash Flows From Financing Activities:
Proceeds from issuance of common stock	14	98	295
Proceeds from issuance of long-term debt	491	294	451
Repayments of long-term debt	(166)	(54)	(258)
Dividends	(309)	(294)	(281)
Short-term borrowings, net	(387)	542	(247)
Deferred financing costs	(3)	—	—

Net Cash Provided From (Used For) Financing Activities	(360)	586	(40)

Net Increase in Cash and Cash Equivalents	39	1	64
Cash and Cash Equivalents, January 1	137	136	72

Cash and Cash Equivalents, December 31	$176	$137	$136

Supplemental Cash Flow Information:
Cash paid for—Interest (net of capitalized interest of $15, $16 and $14)	$306	$301	$288
—Income taxes	184	299	104
Noncash Investing and Financing Activities:
Accrued construction expenditures	244	180	111
Capital leases	6	5	6
Nuclear fuel purchase	—	—	98

See Notes to Consolidated Financial Statements.

SCANA Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN COMMON EQUITY

					Accumulated Other Comprehensive Income (Loss)
				Retained Earnings	Gains (Losses) Cash Flow Hedges	Deferred Employee Benefit Plans	Total AOCI
	Common Stock
Millions	Shares	Outstanding Amount	Treasury Shares					Total
Balance as of January 1, 2013	132	$1,992	$(9)	$2,257	$(70)	$(16)	$(86)	$4,154

Net Income				471				471
Other Comprehensive Income (Loss)
Losses arising during the period					7	7	14	14
Losses/amortization reclassified from AOCI					11	1	12	12

Total Comprehensive Income (Loss)				471	18	8	26	497
Issuance of Common Stock	9	297						297
Dividends Declared				(284)				(284)

Balance as of December 31, 2013	141	2,289	(9)	2,444	(52)	(8)	(60)	4,664

Net Income				538				538
Other Comprehensive Income (Loss)
Losses arising during the period					(14)	(5)	(19)	(19)
Losses/amortization reclassified from AOCI					3	1	4	4

Total Comprehensive Income (Loss)				538	(11)	(4)	(15)	523
Issuance of Common Stock	2	99	(1)					98
Dividends Declared				(298)				(298)

Balance as of December 31, 2014	143	2,388	(10)	2,684	(63)	(12)	(75)	4,987

Net Income				746				746
Other Comprehensive Income (Loss)
Losses arising during the period					(12)	—	(12)	(12)
Losses/amortization reclassified from AOCI					22	—	22	22

Total Comprehensive Income (Loss)				746	10	—	10	756
Issuance of Common Stock	—	14	(2)					12
Dividends Declared				(312)				(312)

Balance as of December 31, 2015	143	$2,402	$(12)	$3,118	$(53)	$(12)	$(65)	$5,443

Dividends declared per share of common stock were $2.18, $2.10 and $2.03 for 2015, 2014 and 2013, respectively.

See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Principles of Consolidation

SCANA, a South Carolina corporation, is a holding company. The Company engages predominantly in the generation and sale of electricity to wholesale and retail customers in South Carolina, the purchase, sale and transportation of natural gas to wholesale and retail customers in South Carolina, North Carolina and Georgia and conducts other energy-related business.

The accompanying consolidated financial statements reflect the accounts of SCANA, the following wholly-owned subsidiaries, and subsidiaries that formerly were wholly-owned during the periods presented.

Regulated businesses	Nonregulated businesses
South Carolina Electric & Gas Company	SCANA Energy Marketing, Inc.
South Carolina Fuel Company, Inc.	ServiceCare, Inc.
South Carolina Generating Company, Inc.	SCANA Services, Inc.
Public Service Company of North Carolina, Incorporated	SCANA Corporate Security Services, Inc.

CGT and SCI were sold in the first quarter of 2015. Accordingly, the assets and liabilities of these entities are aggregated and shown as Assets held for sale and Liabilities held for sale in the December 31, 2014 consolidated balance sheet. See Note 13.

The Company reports certain investments using the cost or equity method of accounting, as appropriate. Intercompany balances and transactions have been eliminated in consolidation, with the exception of profits on intercompany sales to regulated affiliates if the sales price is reasonable and the future recovery of the sales price through the rate-making process is probable, as permitted by accounting guidance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

In April 2015, the FASB issued accounting guidance intended to simplify the presentation of debt issuance costs by requiring that such costs be deducted from carrying amounts related to debt when presented in the balance sheet. As permitted, the Company adopted this guidance retrospectively in the fourth quarter of 2015. As a result, for 2014 $34 million of unamortized debt issuance costs were reclassified to long-term debt, and certain amounts in Note 4 and Note 12 were also reclassified for comparative periods. The effect of adoption on the Company’s results of operations and cash flows was not significant.

In November 2015, the FASB issued accounting guidance intended to simplify the presentation of deferred tax assets and deferred tax liabilities by netting and classifying them as noncurrent on the statement of financial position. As permitted, the Company early adopted this guidance retrospectively in the fourth quarter of 2015. As a result, for 2014 $65.5 million of net deferred tax liabilities previously classified in current liabilities were reclassified to long-term liabilities. The effect of adoption on the Company’s results of operations and cash flows was not significant.

Utility Plant

Utility plant is stated at original cost. The costs of additions, replacements and betterments to utility plant, including direct labor, material and indirect charges for engineering, supervision and AFC, are added to utility plant accounts. The original cost of utility property retired or otherwise disposed of is removed from utility plant accounts and generally charged to accumulated depreciation. The costs of repairs and replacements of items of property determined to be less than a unit of property or that do not increase the asset’s life or functionality are charged to expense.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AFC is a noncash item that reflects the period cost of capital devoted to plant under construction. This accounting practice results in the inclusion of, as a component of construction cost, the costs of debt and equity capital dedicated to construction investment. AFC is included in rate base investment and depreciated as a component of plant cost in establishing rates for utility services. The Company’s regulated subsidiaries calculated AFC using average composite rates of 6.1% for 2015, 7.2% for 2014 and 6.9% for 2013. These rates do not exceed the maximum rates allowed in the various regulatory jurisdictions. SCE&G capitalizes interest on nuclear fuel in process at the actual interest cost incurred.

The Company records provisions for depreciation and amortization using the straight-line method based on the estimated service lives of the various classes of property. In 2015, SCE&G adopted lower depreciation rates for electric and common plant, as approved by the SCPSC and further described in Note 2. In addition, CGT was sold in the first quarter of 2015 (see Note 13) and excluded from the 2015 calculation of composite weighted average depreciation rates. The composite weighted average depreciation rates for utility plant assets were as follows:

	2015	2014	2013
SCE&G	2.55%	2.85%	2.96%
GENCO	2.66%	2.66%	2.66%
CGT	—	2.11%	2.19%
PSNC Energy	2.94%	2.98%	3.01%
Weighted average of above	2.61%	2.84%	2.93%

SCE&G records nuclear fuel amortization using the units-of-production method. Nuclear fuel amortization is included in “Fuel used in electric generation” and recovered through the fuel cost component of retail electric rates. Provisions for amortization of nuclear fuel include amounts necessary to satisfy obligations to the DOE under a contract for disposal of spent nuclear fuel.

Jointly Owned Utility Plant

SCE&G jointly owns and is the operator of Summer Station Unit 1. In addition, SCE&G will jointly own and will be the operator of the New Units being designed and constructed at the site of Summer Station. Each joint owner provides its own financing and shares the direct expenses and generation output in proportion to its ownership of a unit. SCE&G’s share of the direct expenses is included in the corresponding operating expenses on its income statement.

As of December 31,	2015		2014
	Unit 1	New Units	Unit 1	New Units
Percent owned	66.7%	55.0%	66.7%	55.0%
Plant in service	$1.2 billion	—	$1.2 billion	—
Accumulated depreciation	$620.4 million	—	$578.3 million	—
Construction work in progress	$214.6 million	$3.4 billion	$199.3 million	$2.7 billion

For a discussion of expected cash outlays and expected in-service dates for the New Units and a description of SCE&G’s agreement to acquire an additional 5% ownership in the New Units, see Note 10.

Included within other receivables on the balance sheet were amounts due to SCE&G from Santee Cooper for its share of direct expenses and construction costs for Summer Station Unit 1 and the New Units. These amounts totaled $178.8 million at December 31, 2015 and $88.9 million at December 31, 2014.

Plant to be Retired

At December 31, 2014, SCE&G expected to retire three units that are or were coal-fired by 2020, which was prior to the end of the previously estimated useful lives over which the units were being depreciated. As such, these units were identified as Plant to be Retired. Subsequently, these units were converted to be gas-fired. In the third quarter of 2015, in connection with the adoption of a customary depreciation study and related analysis (see Note 2), SCE&G determined that these units would not likely be retired by 2020, and their depreciation rates were set to recover the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

units’ net carrying value over their respective revised useful lives. Accordingly, the net carrying value of these units is no longer classified as Plant to be Retired at December 31, 2015.

Major Maintenance

Planned major maintenance costs related to certain fossil fuel turbine equipment and nuclear refueling outages are accrued in periods other than when incurred in accordance with approval by the SCPSC for such accounting treatment and rate recovery of expenses accrued thereunder. The difference between such cumulative major maintenance costs and cumulative collections is classified as a regulatory asset or regulatory liability on the consolidated balance sheet. Other planned major maintenance is expensed when incurred.

Through 2017, SCE&G is authorized to collect $18.4 million annually through electric rates to offset certain turbine maintenance expenditures. For the years ended December 31, 2015 and 2014, SCE&G incurred $16.5 million and $19.4 million, respectively, for turbine maintenance.

Nuclear refueling outages are scheduled 18 months apart. As approved by the SCPSC, effective January 1, 2013, SCE&G accrues $1.4 million per month for its portion of the nuclear refueling outages that are scheduled for the spring of 2014 through the spring of 2020. Total costs for 2014 were $43.7 million, of which SCE&G was responsible for $29.1 million. Total costs for 2015 were $40.2 million, of which SCE&G was responsible for $26.8 million.

Goodwill

The Company considers certain amounts categorized by FERC as “acquisition adjustments” to be goodwill. For each period presented, assets with a carrying value of $210 million (net of a writedown taken in 2002 of $230 million) for PSNC Energy (Gas Distribution segment) were classified as goodwill. The Company tests goodwill for impairment annually as of January 1, unless indicators, events or circumstances require interim testing to be performed. The goodwill impairment testing is generally a two-step quantitative process which in step one requires estimation of the fair value of the reporting unit and the comparison of that amount to its carrying value. If this step indicates an impairment (a carrying value in excess of fair value), then step two, measurement of the amount of the goodwill impairment (if any), is required. Accounting guidance adopted by the Company gives it the option to first perform a qualitative assessment of impairment. Based on this qualitative (“step zero”) assessment, if the Company determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, the Company is not required to proceed with the two-step quantitative assessment.

In evaluations of PSNC Energy, fair value was estimated using the assistance of an independent appraisal. In evaluations for the periods presented, step one has indicated no impairment, and no impairment charges have been recorded. Should a write-down be required in the future, such a charge would be treated as an operating expense.

Nuclear Decommissioning

Based on a decommissioning cost study, SCE&G’s two-thirds share of estimated site-specific nuclear decommissioning costs for Summer Station Unit 1, including the cost of decommissioning plant components both subject to and not subject to radioactive contamination, totals $696.8 million, stated in 2012 dollars. Santee Cooper is responsible for decommissioning costs related to its one-third ownership interest in Summer Station Unit 1. The cost estimate assumes that the site will be maintained over a period of approximately 60 years in such a manner as to allow for subsequent decontamination that would permit release for unrestricted use.

Under SCE&G’s method of funding decommissioning costs, amounts collected through rates ($3.2 million pre-tax in each period presented) are invested in insurance policies on the lives of certain Company personnel. SCE&G transfers to an external trust fund the amounts collected through electric rates, insurance proceeds and interest thereon, less expenses. The trusteed asset balance reflects the net cash surrender value of the insurance policies and cash held by the trust. Management intends for the fund, including earnings thereon, to provide for all eventual decommissioning expenditures for Summer Station Unit 1 on an after-tax basis.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Cash and Cash Equivalents

The Company considers temporary cash investments having original maturities of three months or less at time of purchase to be cash equivalents. These cash equivalents are generally in the form of commercial paper, certificates of deposit, repurchase agreements and treasury bills.

Receivables

Customer receivables reflect amounts due from customers arising from the delivery of energy or related services and include both billed and unbilled amounts earned pursuant to revenue recognition practices described below. Customer receivables are generally due within one month of receipt of invoices which are presented on a monthly cycle basis. Other receivables consist primarily of amounts due from Santee Cooper related to the construction and operation of jointly owned nuclear generating facilities at Summer Station.

Inventories

Materials and supplies include the average cost of transmission, distribution, and generating plant materials. Materials are charged to inventory when purchased and then expensed or capitalized to plant, as appropriate, at weighted average cost when used. Fuel inventory includes the average cost of coal, natural gas, fuel oil and emission allowances. Fuel is charged to inventory when purchased and is expensed, at weighted average cost, as used and recovered through fuel cost recovery rates approved by the SCPSC or NCUC, as applicable.

Asset Management and Supply Service Agreements

PSNC Energy utilizes asset management and supply service agreements with counterparties for certain natural gas storage facilities. Such counterparties held 46% and 48% of PSNC Energy’s natural gas inventory at December 31, 2015 and December 31, 2014, respectively, with a carrying value of $17.7 million and $26.1 million, respectively, through either capacity release or agency relationships. Under the terms of the asset management agreements, PSNC Energy receives storage asset management fees. No fees are received under supply service agreements. The agreements expire March 31, 2017.

Income Taxes

The Company files consolidated federal income tax returns. Under a joint consolidated income tax allocation agreement, each subsidiary’s current and deferred tax expense is computed on a stand-alone basis. Deferred tax assets and liabilities are recorded for the tax effects of all significant temporary differences between the book basis and tax basis of assets and liabilities at currently enacted tax rates. Deferred tax assets and liabilities are adjusted for changes in such tax rates through charges or credits to regulatory assets or liabilities if they are expected to be recovered from, or passed through to, customers of the Company’s regulated subsidiaries; otherwise, they are charged or credited to income tax expense.

Regulatory Assets and Regulatory Liabilities

The Company’s rate-regulated utilities record costs that have been or are expected to be allowed in the ratemaking process in a period different from the period in which the costs would be charged to expense or record revenue in a period different from the period in which the revenue would be recorded by a nonregulated enterprise. These expenses deferred for future recovery from customers or obligations to be refunded to customers are primarily classified in the balance sheet as regulatory assets and regulatory liabilities (see Note 2) and are amortized consistent with the treatment of the related costs or revenues in the ratemaking process. Deferred amounts expected to be recovered or repaid within 12 months are classified in the balance sheet as receivables or accounts payable, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Debt Issuance Premiums, Discounts and Other Costs

The Company presents long-term debt premiums, discounts and debt issuance costs within long-term debt and amortizes them as components of interest charges over the terms of the respective debt issues. For regulated subsidiaries, gains or losses on reacquired debt that is refinanced are recorded in other deferred debits or credits and are amortized over the term of the replacement debt, also as interest charges.

Environmental

The Company maintains an environmental assessment program to identify and evaluate current and former operations sites that could require environmental clean-up. As site assessments are initiated, estimates are made of the amount of expenditures, if any, deemed necessary to investigate and remediate each site. Environmental remediation liabilities are accrued when the criteria for loss contingencies are met. These estimates are refined as additional information becomes available; therefore, actual expenditures could differ significantly from the original estimates. Probable and estimable costs are accrued related to environmental sites on an undiscounted basis. Amounts estimated and accrued to date for site assessments and clean-up relate solely to regulated operations. Amounts expected to be recovered through rates are recorded in regulatory assets and, if applicable, amortized over approved amortization periods. Other environmental costs are expensed as incurred.

Income Statement Presentation

The Company presents the revenues and expenses of its regulated businesses and its retail natural gas marketing businesses (including those activities of segments described in Note 12) within operating income, and it presents all other activities within other income (expense). Consistent with this presentation, the gain on the sale of CGT is reflected within operating income and the gain on the sale of SCI is reflected within other income (expense).

Revenue Recognition

The Company records revenues during the accounting period in which it provides services to customers and includes estimated amounts for electricity and natural gas delivered but not billed. Unbilled revenues totaled $129.1 million at December 31, 2015 and $186.4 million at December 31, 2014.

Fuel costs, emission allowances and certain environmental reagent costs for electric generation are collected through the fuel cost component in retail electric rates. The SCPSC establishes this component during fuel cost hearings. Any difference between actual fuel costs and amounts contained in the fuel cost component is adjusted through revenue and is deferred and included when determining the fuel cost component during subsequent hearings.

SCE&G customers subject to a PGA are billed based on a cost of gas factor calculated in accordance with a gas cost recovery procedure approved by the SCPSC and subject to adjustment monthly. Any difference between actual gas costs and amounts contained in rates is adjusted through revenue and is deferred and included when making the next adjustment to the cost of gas factor. PSNC Energy’s PGA mechanism authorized by the NCUC allows the recovery of all prudently incurred gas costs, including the results of its hedging program, from customers. Any difference between actual gas costs and amounts contained in rates is deferred and included when establishing gas costs during subsequent PGA filings or in annual prudence reviews.

SCE&G’s gas rate schedules for residential, small commercial and small industrial customers include a WNA which minimizes fluctuations in gas revenues due to abnormal weather conditions. An eWNA for SCE&G’s electric customers was discontinued effective with the first billing cycle of 2014 as approved by the SCPSC.

PSNC Energy is authorized by the NCUC to utilize a CUT which allows it to adjust base rates semi-annually for residential and commercial customers based on average per customer consumption, whether impacted by weather or other factors.

Taxes that are billed to and collected from customers are recorded as liabilities until they are remitted to the respective taxing authority. Such taxes are not included in revenues or expenses in the statements of income.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Earnings Per Share

The Company computes basic earnings per share by dividing net income by the weighted average number of common shares outstanding for the period. The Company computes diluted earnings per share using this same formula, after giving effect to securities considered to be dilutive potential common stock utilizing the treasury stock method.

The weighted average number of common shares for each period presented for basic and diluted earnings per share purposes were identical, except that for 2013, the net effect of equity forward contracts resulted in such shares for diluted earnings per share purposes being 0.4 million higher than for basic earnings per share purposes.

New Accounting Matters

In April 2014, the FASB issued accounting guidance for reporting discontinued operations and disclosures of disposals of components of an entity. Under this guidance, only those discontinued operations which represent a strategic shift that will have a major effect on an entity’s operations and financial results should be reported as discontinued operations in the financial statements. As permitted, the Company adopted this guidance for the period ended December 31, 2014.

In May 2014, the FASB issued accounting guidance for revenue arising from contracts with customers that supersedes most current revenue recognition guidance, including industry-specific guidance. This revenue recognition model provides a five-step analysis in determining when and how revenue is recognized, and will require revenue recognition to depict the transfer of promised goods or services to customers in an amount that reflects the consideration a company expects to receive in exchange for those goods or services. The Company is required to adopt this guidance in the first quarter of 2018 and early adoption is permitted in the first quarter of 2017. Adoption using a retrospective method is required, with options to elect certain practical expedients or to recognize a cumulative effect in the year of initial adoption. The Company has not determined when it will adopt this guidance or what elections it will make. The Company has not determined the impact this guidance will have on its results of operations, cash flows or financial position.

In April 2015, the FASB issued accounting guidance related to fees paid by a customer in a cloud computing arrangement. Among other things, the guidance clarifies how to account for a software license element included in a cloud computing arrangement, and makes explicit that a cloud computing arrangement not containing a software license element should be accounted for as a service contract. The Company has determined that this guidance, when adopted in the first quarter of 2016, will not significantly impact the Company’s results of operations, cash flows or financial position.

In July 2015, the FASB issued accounting guidance intended to simplify the subsequent measurement of inventory cost by requiring most inventory to be measured at the lower of cost and net realizable value. The Company expects to adopt this guidance when required in the first quarter of 2017. The Company is evaluating this guidance and has not determined what impact it will have on its results of operations, cash flows or financial position.

In January 2016, the FASB issued accounting guidance intended to clarify the classification and measurement of financial instruments and financial liabilities, among other things. The Company expects to adopt this guidance when required in the first quarter of 2018. The Company is evaluating this guidance and has not determined what impact it will have on its results of operations, cash flows or financial position.

In February 2016, the FASB issued accounting guidance related to the recognition, measurement and presentation of leases. The guidance applies a right-of-use model and, for lessees, requires all leases with a duration over twelve months to be recorded on the balance sheet, with the rights of use treated as assets and the payment obligations treated as liabilities. Further, and without consideration of any regulatory accounting requirements which may apply, depending primarily of the nature of the assets and the relative consumption of them, lease costs will be recognized either through the separate amortization of the right-of-use asset and the recognition of the interest cost related to the payment obligation, or through the recording of a combined straight-line rental expense. For lessors, the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

guidance calls for the recognition of income either through the derecognition of assets and subsequent recording of interest income on lease amounts receivable, or through the recognition of rental income on a straight line basis, also depending on the nature of the assets and relative consumption. The guidance will be effective for years beginning in 2019. The Company has not determined what impact this guidance will have on its results of operations, cash flows or financial position.

2. RATE AND OTHER REGULATORY MATTERS

Rate Matters

Electric—Cost of Fuel

SCE&G’s retail electric rates include a cost of fuel component approved by the SCPSC which may be adjusted periodically to reflect changes in the price of fuel purchased by SCE&G.

Pursuant to a November 2013 SCPSC accounting order, the Company’s electric revenue for 2013 was reduced for adjustments to the fuel cost component and related under-collected fuel balance of $41.6 million. Such adjustments are fully offset by the recognition within other income, also pursuant to that accounting order, of gains realized upon the settlement of certain interest rate derivatives which had been entered into in anticipation of the issuance of long-term debt, which gains had been deferred as a regulatory liability. See also Note 6.

Pursuant to an April 2014 SCPSC order, SCE&G increased its base fuel cost component by approximately $10.3 million for the 12-month period beginning with the first billing cycle of May 2014. The base fuel cost increase was offset by a reduction in SCE&G’s rate rider related to pension costs approved by the SCPSC in March 2014. In addition, pursuant to the April 2014 order, electric revenue for 2014 was reduced by approximately $46 million for adjustments to the fuel cost component and related under-collected fuel balance. Such adjustments are fully offset by the recognition within other income of gains realized from the late 2013 settlement of certain interest rate derivatives which had been entered into in anticipation of the issuance of long-term debt, which gains had been deferred as a regulatory liability. The order also provided for the accrual of certain debt-related carrying costs on its under-collected balance of base fuel costs from May 1, 2014 through April 30, 2015.

The cost of fuel includes amounts paid by SCE&G pursuant to the Nuclear Waste Act for the disposal of spent nuclear fuel. As a result of a November 2013 decision by the Court of Appeals, the DOE set the Nuclear Waste Act fee to zero effective May 16, 2014. The impact of changes to the Nuclear Waste Act fee is considered during annual fuel rate proceedings.

By order dated April 30, 2015, the SCPSC approved a settlement agreement among SCE&G and certain other parties in which SCE&G agreed to decrease the total fuel cost component of retail electric rates. Under this order, SCE&G is to recover an amount equal to its under-collected balance of base fuel and variable environmental costs as of April 30, 2015, over the subsequent 12-month period beginning with the first billing cycle of May 2015.

By order dated July 15, 2015, the SCPSC approved a settlement agreement among SCE&G and certain other parties concerning SCE&G’s petition for approval to participate in a DER program and to recover DER program costs as a separate component of SCE&G’s overall fuel factor. Under this order, SCE&G will, among other things, implement programs to encourage the development of renewable energy facilities with a total nameplate capacity of at least approximately 84.5 MW by the end of 2020, of which half is to be customer-scale solar capacity and half is to be utility-scale solar capacity. SCE&G is to make a good faith effort to have at least 30 MW of utility-scale solar capacity in service by the end of 2016.

By order dated September 16, 2015, the SCPSC approved SCE&G’s request to adopt lower depreciation rates for electric and common plant effective January 1, 2015. These rates were based on the results of a depreciation study conducted by SCE&G using utility plant balances as of December 31, 2014. In connection with the adoption of the revised depreciation rates, SCE&G recorded lower depreciation expense of approximately $29 million ($.12 per share) in 2015, and pursuant to the SCPSC order, SCE&G reduced its electric operating revenues by approximately

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

$14.5 million ($.06 per share) with an offset to under-collected fuel included within Receivables in the balance sheet. Accordingly, the Company’s net income for 2015 increased approximately $9.8 million as a result of this change in estimate.

In October 2015, the SCPSC initiated its 2016 annual review of base rates for fuel costs. A public hearing for this annual review is scheduled for April 7, 2016.

Electric—Base Rates

Prior to 2014, certain of SCE&G’s electric rates included an adjustment for eWNA. The eWNA was designed to mitigate the effects of abnormal weather on residential and commercial customers’ bills. On November 26, 2013, SCE&G, ORS and certain other parties filed a joint petition with the SCPSC requesting, among other things, that the SCPSC discontinue the eWNA effective with bills rendered on or after the first billing cycle of January 2014. On December 20, 2013, the SCPSC granted the relief requested in the joint petition. In connection with the termination of the eWNA effective December 31, 2013, and pursuant to an SCPSC order, electric revenues were reduced to reverse the prior accrual of an under-collected balance of $8.5 million. This revenue reduction was fully offset by the recognition within other income of $8.5 million of gains realized upon the settlement of certain interest rate derivatives, which gains had been deferred as a regulatory liability.

Pursuant to an SCPSC order, SCE&G removes from rate base deferred income tax assets arising from capital expenditures related to the New Units and accrues carrying costs on those amounts during periods in which they are not included in rate base. Such carrying costs are determined at SCE&G’s weighted average long-term debt borrowing rate and are recorded as a regulatory asset and other income. Carrying costs totaled $9.5 million and $5.8 million during 2015 and 2014, respectively. SCE&G anticipates that when the New Units are placed in service and accelerated tax depreciation is recognized on them, these deferred income tax assets will decline. When these assets are fully offset by related deferred income tax liabilities, the carrying cost accruals will cease, and the regulatory asset will begin to be amortized.

The SCPSC has approved a suite of DSM Programs for development and implementation. SCE&G offers to its retail electric customers several distinct programs designed to assist customers in reducing their demand for electricity and improving their energy efficiency. SCE&G submits annual filings to the SCPSC related to these programs which include actual program costs, net lost revenues (both forecasted and actual), customer incentives, and net program benefits, among other things. As actual DSM Program costs are incurred, they are deferred as regulatory assets and recovered through a rate rider approved by the SCPSC. The rate rider also provides for recovery of net lost revenues and for a shared savings incentive. The SCPSC approved the following rate riders pursuant to the annual DSM Programs filings, which went into effect as indicated below:

Year	Effective	Amount
2015	First billing cycle of May	$32.0 million
2014	First billing cycle of May	$15.4 million
2013	First billing cycle of May	$16.9 million

In April 2014, the SCPSC issued an order approving, among other things, SCE&G’s request to utilize approximately $17.8 million of the gains from the late 2013 settlement of certain interest rate derivative instruments, previously deferred as regulatory liabilities, to offset a portion of SCE&G’s DSM Programs rate rider. This order also allowed SCE&G to apply $5.0 million of its storm damage reserve and $5.0 million of the gains from the settlement of certain interest rate derivative instruments to offset previously deferred amounts.

In January 2016, SCE&G submitted its annual DSM Programs filing to the SCPSC. If approved, the filing would allow recovery of $37.6 million of costs and net lost revenues associated with the DSM Programs, along with an incentive to invest in such programs.

Electric—BLRA

Under the BLRA, SCE&G may file revised rates with the SCPSC each year to incorporate the financing cost of any incremental construction work in progress incurred for new nuclear generation. Through 2015, requested rate

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

adjustments have been based on SCE&G’s updated cost of debt and capital structure and on an allowed return on common equity of 11.0%. The SCPSC has approved recovery of the following amounts under the BLRA effective for bills rendered on and after October 30 in the following years:

Year	Increase	Amount
2015	2.6%	$64.5 million
2014	2.8%	$66.2 million
2013	2.9%	$67.2 million

In September 2015, the SCPSC approved a revision to the allowed return on equity for new nuclear construction from 11.0% to 10.5%. This revised return on equity will be applied prospectively for the purpose of calculating revised rates sought by SCE&G under the BLRA on and after January 1, 2016, until such time as the New Units are completed. See Note 10.

Gas—SCE&G

The RSA is designed to reduce the volatility of costs charged to customers by allowing for more timely recovery of the costs that regulated utilities incur related to natural gas infrastructure. The SCPSC has approved the following rate changes pursuant to annual RSA filings effective with the first billing cycle of November in the following years:

Year	Action	Amount
2015	No change	—
2014	0.6% Decrease	$2.6 million
2013	No change	—

SCE&G’s natural gas tariffs include a PGA that provides for the recovery of actual gas costs incurred, including transportation costs. SCE&G’s gas rates are calculated using a methodology which may adjust the cost of gas monthly based on a 12-month rolling average, and its gas purchasing policies and practices are reviewed annually by the SCPSC. The annual reviews conducted for each of the 12-month periods ended July 31, 2015 and 2014 resulted in the SCPSC issuing an order finding that SCE&G’s gas purchasing policies and practices during each of the review periods were reasonable and prudent.

Gas—PSNC Energy

PSNC Energy’s Rider D rate mechanism allows it to recover from customers all prudently incurred gas costs and certain related uncollectible expenses as well as losses on negotiated gas and transportation sales.

PSNC Energy establishes rates using a benchmark cost of gas approved by the NCUC, which may be periodically adjusted to reflect changes in the market price of natural gas. PSNC Energy revises its tariffs as necessary to track these changes and accounts for any over- or under-collection of the delivered cost of gas in its deferred accounts for subsequent rate consideration. The NCUC reviews PSNC Energy’s gas purchasing practices annually. In addition, PSNC Energy utilizes a CUT which allows it to adjust its base rates semi-annually for residential and commercial customers based on average per customer consumption.

In October 2015, in connection with PSNC Energy’s 2015 Annual Prudence Review, the NCUC determined that PSNC Energy’s gas costs, including all hedging transactions, were reasonable and prudently incurred during the 12 months ended March 31, 2015.

In May 2014, the NCUC issued an order requiring utilities to adjust rates to reflect changes in the state corporate income tax rate that had been enacted by the North Carolina legislature and to file a proposal to refund amounts previously collected on a provisional basis. Pursuant to the order, PSNC Energy lowered its rates effective July 1, 2014, and refunded the amounts previously collected through the normal operation of its Rider D rate mechanism. These amounts were not significant for any period presented.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Regulatory Assets and Regulatory Liabilities

The Company’s cost-based, rate-regulated utilities recognize in their financial statements certain revenues and expenses in different time periods than do enterprises that are not rate-regulated. As a result, the Company has recorded regulatory assets and regulatory liabilities which are summarized in the following tables. Other than unrecovered plant, substantially all regulatory assets are either explicitly excluded from rate base or are effectively excluded from rate base due to their being offset by related liabilities.

	December 31,
Millions of dollars	2015	2014
Regulatory Assets:
Accumulated deferred income taxes	$298	$284
AROs and related funding	405	366
Deferred employee benefit plan costs	325	350
Deferred losses on interest rate derivatives	535	453
Unrecovered plant	127	137
Environmental remediation costs	42	40
DSM Programs	61	56
Other	144	137

Total Regulatory Assets	$1,937	$1,823

Regulatory Liabilities:
Asset removal costs	$732	$703
Deferred gains on interest rate derivatives	96	82
Other	27	29

Total Regulatory Liabilities	$855	$814

Accumulated deferred income tax liabilities that arose from utility operations that have not been included in customer rates are recorded as a regulatory asset. Substantially all of these regulatory assets relate to AFC and are expected to be recovered over the remaining lives of the related property which may range up to approximately 85 years.

ARO and related funding represents the regulatory asset associated with the legal obligation to decommission and dismantle Summer Station and conditional AROs related to generation, transmission and distribution properties, including gas pipelines. These regulatory assets are expected to be recovered over the related property lives and periods of decommissioning which may range up to approximately 110 years.

Employee benefit plan costs of the regulated utilities have historically been recovered as they have been recorded under GAAP. Deferred employee benefit plan costs represent amounts of pension and other postretirement benefit costs which were accrued as liabilities and treated as regulatory assets pursuant to FERC guidance, and costs deferred pursuant to specific SCPSC regulatory orders. Accordingly, in 2013 SCE&G began recovering through utility rates approximately $63 million of deferred pension costs for electric operations over approximately 30 years and approximately $14 million of deferred pension costs for gas operations over approximately 14 years. The remainder of the deferred benefit costs are expected to be recovered through utility rates, primarily over average service periods of participating employees, or up to approximately 12 years.

Deferred losses or gains on interest rate derivatives represent (i) the effective portions of changes in fair value and payments made or received upon settlement of certain interest rate derivatives designated as cash flow hedges and (ii) the changes in fair value and payments made or received upon settlement of certain other interest rate derivatives not so designated. The amounts recorded with respect to (i) are expected to be amortized to interest expense over the lives of the underlying debt through 2043. The amounts recorded with respect to (ii) are expected to be similarly amortized to interest expense through 2065 except when, in the case of deferred gains, such amounts are applied otherwise at the direction of the SCPSC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Unrecovered plant represents the carrying value of coal-fired generating units, including related materials and supplies inventory, retired from service prior to being fully depreciated. Pursuant to SCPSC approval, SCE&G will amortize these amounts through cost of service rates over the units’ previous estimated remaining useful lives through approximately 2025. Unamortized amounts are included in rate base and are earning a current return.

Environmental remediation costs represent costs associated with the assessment and clean-up of sites currently or formerly owned by the Company, and are expected to be recovered over periods of up to approximately 24 years.

DSM Programs represent deferred costs associated with such programs. As a result of the April 2015 SCPSC order, deferred costs are currently being recovered over approximately five years through an approved rate rider.

Various other regulatory assets are expected to be recovered in rates over periods of up to approximately 30 years.

Asset removal costs represent estimated net collections through depreciation rates of amounts to be incurred for the removal of assets in the future.

The SCPSC, the NCUC or the FERC has reviewed and approved through specific orders most of the items shown as regulatory assets. Other regulatory assets include, but are not limited to, certain costs which have not been specifically approved for recovery by the SCPSC, the NCUC or by the FERC. In recording such costs as regulatory assets, management believes the costs will be allowable under existing rate-making concepts that are embodied in rate orders received by the Company. The costs are currently not being recovered, but are expected to be recovered through rates in future periods. In the future, as a result of deregulation or other changes in the regulatory environment or changes in accounting requirements, the Company could be required to write off its regulatory assets and liabilities. Such an event could have a material effect on the Company’s results of operations, liquidity or financial position in the period the write-off would be recorded.

3. COMMON EQUITY

The Company’s articles of incorporation do not limit the dividends that may be paid on its common stock. However, SCE&G’s bond indenture and PSNC Energy’s note purchase and debenture purchase agreements each contain provisions that, under certain circumstances, which the Company considers to be remote, could limit the payment of cash dividends on their respective common stock.

The Federal Power Act requires the appropriation of a portion of certain earnings from hydroelectric projects. At December 31, 2015 and 2014, retained earnings of approximately $72.4 million and $67.7 million, respectively, were restricted by this requirement as to payment of cash dividends on SCE&G’s common stock.

Authorized shares of common stock were 200 million as of December 31, 2015 and 2014.

SCANA issued common stock valued at $14.3 million, $99.3 million and $100.9 million (when issued) during the years ended December 31, 2015, 2014 and 2013, respectively, to satisfy the requirements of various compensation and dividend reinvestment plans. In addition, in March 2013, SCANA settled all forward sales contracts related to its common stock through the issuance of approximately 6.6 million common shares, resulting in net proceeds of approximately $196.2 million.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. LONG-TERM AND SHORT-TERM DEBT

Long-Term Debt

Total long-term debt, net reflects the retrospective adoption of accounting guidance for unamortized debt issuance costs in the fourth quarter of 2015 (see Note 1). Long-term debt by type with related weighted average effective interest rates and maturities at December 31 is as follows:

		2015		2014
Dollars in millions	Maturity	Balance	Rate	Balance	Rate
SCANA Medium Term Notes (unsecured)	2020 - 2022	$800	5.42%	$800	5.42%
SCANA Senior Notes (unsecured) (a)	2016 - 2034	84	1.11%	88	0.93%
SCE&G First Mortgage Bonds (secured)	2018 - 2065	4,340	5.78%	3,840	5.56%
GENCO Notes (secured)	2016 - 2024	220	5.92%	227	5.90%
Industrial and Pollution Control Bonds (b)	2028 - 2038	122	3.51%	122	3.51%
PSNC Senior Debentures	2020 - 2026	350	5.93%	350	5.93%
Nuclear Fuel Financing	2016	100	0.78%	100	0.78%
Other (c)	2016 - 2027	18	2.72%	167	7.39%

Total debt		6,034		5,694
Current maturities of long-term debt		(116)		(166)
Unamortized premium, net		—		3
Unamortized debt issuance costs		(36)		(34)

Total long-term debt, net		$5,882		$5,497

(a)	Variable rate notes hedged by a fixed interest rate swap (fixed rate of 6.17%).

(b)	Includes variable rate debt of $67.8 million at December 31, 2015 (rate of 0.03%) and 2014 (rate of 0.04%) which are hedged by fixed swaps.

(c)	Includes Junior Subordinated Notes redeemed at par prior to maturity on February 2, 2015, and included in the current portion of long-term debt on the balance sheet at December 31, 2014.

In May 2015, SCE&G issued $500 million of 5.1% first mortgage bonds due June 1, 2065. Proceeds from this sale were used to repay short-term debt primarily incurred as a result of SCE&G’s construction program, to finance capital expenditures, and for general corporate purposes.

In May 2014, SCE&G issued $300 million of 4.5% first mortgage bonds due June 1, 2064. Proceeds from this sale were used to repay short-term debt primarily incurred as a result of SCE&G’s construction program, to finance capital expenditures, and for general corporate purposes.

Long-term debt maturities will be $116 million in 2016, $15 million in 2017, $724 million in 2018, $13 million in 2019 and $363 million in 2020.

Substantially all electric utility plant is pledged as collateral in connection with long-term debt.

SCE&G is subject to a bond indenture dated April 1, 1993 (Mortgage) covering substantially all of its electric properties under which all of its first mortgage bonds (Bonds) have been issued. Bonds may be issued under the Mortgage in an aggregate principal amount not exceeding the sum of (1) 70% of Unfunded Net Property Additions (as therein defined), (2) the aggregate principal amount of retired Bonds and (3) cash deposited with the trustee. Bonds, other than certain Bonds issued on the basis of retired Bonds, may be issued under the Mortgage only if Adjusted Net Earnings (as therein defined) for 12 consecutive months out of the 18 months immediately preceding the month of issuance are at least twice (2.0) the annual interest requirements on all outstanding Bonds and Bonds to be outstanding (Bond Ratio). For the year ended December 31, 2015, the Bond Ratio was 5.17.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Lines of Credit and Short-Term Borrowings

At December 31, 2015 and 2014, SCANA, SCE&G (including Fuel Company) and PSNC Energy had available the following committed LOC and had outstanding the following LOC-related obligations and commercial paper borrowings:

	SCANA		SCE&G		PSNC Energy
Millions of dollars	2015	2014	2015	2014	2015	2014
Lines of Credit:
Total committed long-term	$400	$300	$1,400	$1,400	$200	$100
Outstanding commercial paper (270 or fewer days)	$37	$179	$420	$709	$74	$30
Weighted average interest rate	1.19%	0.54%	0.74%	0.52%	0.77%	0.65%
Letters of credit supported by LOC	$3	$3	$0.3	$0.3	—	—
Available	$360	$118	$980	$691	$126	$70

SCANA, SCE&G (including Fuel Company) and PSNC Energy are parties to five-year credit agreements in the amounts of $400 million, $1.2 billion (of which $500 million relates to Fuel Company) and $200 million, respectively. In addition, SCE&G is party to a three-year credit agreement in the amount of $200 million. In December 2015, the term of the five-year agreements was amended and extended by one year, such that they expire in December 2020. The three-year agreement expires in December 2018. These credit agreements are used for general corporate purposes, including liquidity support for each company’s commercial paper program and working capital needs and, in the case of Fuel Company, to finance or refinance the purchase of nuclear fuel, certain fossil fuels, and emission and other environmental allowances. These committed long-term facilities are revolving lines of credit under credit agreements with a syndicate of banks. Wells Fargo Bank, National Association, Bank of America, N.A. and Morgan Stanley Bank, N.A. each provide 9.5% of the aggregate credit facilities, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, Ltd., TD Bank N.A., Credit Suisse AG, Cayman Islands Branch, UBS Loan Finance LLC, MUFG Union Bank, N.A., and Branch Banking and Trust Company each provide 7.9%, and Royal Bank of Canada and U.S. Bank National Association each provide 5.5%. Two other banks provide the remaining support. The Company pays fees to the banks as compensation for maintaining the committed lines of credit. Such fees were not material in any period presented.

On January 29, 2015, SCANA entered into an unsecured, three-month credit agreement in the amount of $150 million. SCANA entered this agreement to ensure sufficient liquidity was available to redeem its junior subordinated notes on February 2, 2015. No borrowings were made under this agreement, and it expired according to its terms on February 6, 2015.

The Company is obligated with respect to an aggregate of $67.8 million of industrial revenue bonds which are secured by letters of credit issued by TD Bank N.A. The letters of credit expire, subject to renewal, in the fourth quarter of 2019.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. INCOME TAXES

Components of income tax expense are as follows:

Millions of dollars	2015	2014	2013
Current taxes:
Federal	$382	$38	$161
State	57	(4)	17

Total current taxes	439	34	178

Deferred tax (benefit) expense, net:
Federal	(36)	184	39
State	(7)	34	10

Total deferred taxes	(43)	218	49

Investment tax credits:
Amortization of amounts deferred-state	(1)	(1)	(1)
Amortization of amounts deferred-federal	(2)	(3)	(3)

Total investment tax credits	(3)	(4)	(4)

Total income tax expense	$393	$248	$223

The difference between actual income tax expense and the amount calculated from the application of the statutory 35% federal income tax rate to pre-tax income is reconciled as follows:

Millions of dollars	2015	2014	2013
Net income	$746	$538	$471
Income tax expense	393	248	223

Total pre-tax income	$1,139	$786	$694

Income taxes on above at statutory federal income tax rate	$399	$275	$243
Increases (decreases) attributed to:
State income taxes (less federal income tax effect)	38	24	22
State investment tax credits (less federal income tax effect)	(6)	(5)	(5)
Allowance for equity funds used during construction	(9)	(11)	(9)
Deductible dividends—401(k) Retirement Savings Plan	(10)	(10)	(10)
Amortization of federal investment tax credits	(2)	(3)	(3)
Section 41 tax credits	1	(3)	—
Section 45 tax credits	(9)	(9)	(5)
Domestic production activities deduction	(18)	(7)	(11)
Realization of basis differences upon sale of subsidiaries	7	—	—
Other differences, net	2	(3)	1

Total income tax expense	$393	$248	$223

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The tax effects of significant temporary differences comprising the Company’s net deferred tax liability are as follows:

Millions of dollars	2015	2014
Deferred tax assets:
Nondeductible accruals	$135	$127
Asset retirement obligation, including nuclear decommissioning	199	216
Financial instruments	35	40
Unamortized investment tax credits	16	17
Deferred fuel costs	8	—
Monetization of bankruptcy claim	—	10
Other	5	10

Total deferred tax assets	398	420

Deferred tax liabilities:
Property, plant and equipment	$1,906	$1,928
Deferred employee benefit plan costs	96	107
Regulatory asset, asset retirement obligation	135	122
Deferred fuel costs	—	27
Regulatory asset, unrecovered plant	49	53
Regulatory asset, net loss on interest rate derivative contracts settlement	—	21
Demand side management costs	23	21
Prepayments	31	27
Other	65	45

Total deferred tax liabilities	2,305	2,351

Net deferred tax liability	$1,907	$1,931

During the third quarter of 2013, the State of North Carolina passed legislation that lowered the state corporate income tax rate from 6.9% to 6.0% in 2014, 5.0% in 2015 and 4.0% in 2016. In connection with this change in tax rates, related state deferred tax amounts were remeasured, with the change in their balances being credited to a regulatory liability. The change in income tax rates did not and is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

The Company files consolidated federal income tax returns, and the Company and its subsidiaries file various applicable state and local income tax returns. The IRS has completed examinations of the Company’s federal returns through 2004, and the Company’s federal returns through 2007 are closed for additional assessment. The IRS is currently examining SCANA’s open federal returns through 2014 as a result of claims discussed below in Changes to Unrecognized Tax Benefits. With few exceptions, the Company is no longer subject to state and local income tax examinations by tax authorities for years before 2010.

Changes to Unrecognized Tax Benefits

Millions of dollars	2015	2014	2013
Unrecognized tax benefits, January 1	$16	$3	—
Gross increases—uncertain tax positions in prior period	33	—	—
Gross decreases—uncertain tax positions in prior period	(2)	—	—
Gross increases—current period uncertain tax positions	2	13	$3

Unrecognized tax benefits, December 31	$49	$16	$3

During 2013 and 2014, the Company amended certain of its tax returns to claim certain tax-defined research and development deductions and credits and its related impact on domestic production activities. The Company also made similar claims in filing its 2013 and 2014 returns in 2014 and 2015, respectively. In connection with these federal and state filings, the Company recorded an unrecognized tax benefit of $49 million. During 2015, as the IRS’

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

examination of these claims progressed, without resolution, the Company evaluated and recorded adjustments to its unrecognized tax benefits; however, none of these changes materially affected the Company’s effective tax rate. If recognized, $17 million of the tax benefits would affect the Company’s effective tax rate. It is reasonably possible that these tax benefits will increase by an additional $7 million within the next 12 months. It is also reasonably possible that these tax benefits may decrease by $8 million within the next 12 months. No other material changes in the status of the Company’s tax positions have occurred through December 31, 2015.

The Company recognizes interest accrued related to unrecognized tax benefits within interest expense or interest income and recognizes tax penalties within other expenses. In connection with the resolution of the uncertainty and recognition of the tax benefit, the Company has not recorded a material amount of interest income, interest expense, or penalties associated with any uncertain tax position.

6. DERIVATIVE FINANCIAL INSTRUMENTS

The Company recognizes all derivative instruments as either assets or liabilities in its statements of financial position and measures those instruments at fair value. The Company recognizes changes in the fair value of derivative instruments either in earnings, as a component of other comprehensive income (loss) or, for regulated subsidiaries, within regulatory assets or regulatory liabilities, depending upon the intended use of the derivative and the resulting designation.

Policies and procedures and risk limits are established to control the level of market, credit, liquidity and operational and administrative risks assumed by the Company. SCANA’s Board of Directors has delegated to a Risk Management Committee the authority to set risk limits, establish policies and procedures for risk management and measurement, and oversee and review the risk management process and infrastructure for SCANA and each of its subsidiaries. The Risk Management Committee, which is comprised of certain officers, including the Company’s Risk Management Officer and senior officers, apprises the Audit Committee of the Board of Directors with regard to the management of risk and brings to their attention significant areas of concern. Written policies define the physical and financial transactions that are approved, as well as the authorization requirements and limits for transactions.

Commodity Derivatives

The Company uses derivative instruments to hedge forward purchases and sales of natural gas, which create market risks of different types. Instruments designated as cash flow hedges are used to hedge risks associated with fixed price obligations in a volatile market and risks associated with price differentials at different delivery locations. Instruments designated as fair value hedges are used to mitigate exposure to fluctuating market prices created by fixed prices of stored natural gas. The basic types of financial instruments utilized are exchange-traded instruments, such as NYMEX futures contracts or options, and over-the-counter instruments such as options and swaps, which are typically offered by energy companies and financial institutions. Cash settlements of commodity derivatives are classified as operating activities in the consolidated statement of cash flows.

PSNC Energy hedges natural gas purchasing activities using over-the-counter options and swaps and NYMEX futures and options. PSNC Energy’s tariffs also include a provision for the recovery of actual gas costs incurred, including any costs of hedging. PSNC Energy records premiums, transaction fees, margin requirements and any realized gains or losses from its hedging program in deferred accounts as a regulatory asset or liability for the over- or under-recovery of gas costs. These derivative financial instruments are not designated as hedges for accounting purposes.

Unrealized gains and losses on qualifying cash flow hedges of nonregulated operations are deferred in AOCI. When the hedged transactions affect earnings, previously recorded gains and losses are reclassified from AOCI to cost of gas. The effects of gains or losses resulting from these hedging activities are either offset by the recording of the related hedged transactions or are included in gas sales pricing decisions made by the business unit.

As an accommodation to certain customers, SEMI, as part of its energy management services, offers fixed price supply contracts which are accounted for as derivatives. These sales contracts are offset by the purchase of supply

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

futures and swaps which are also accounted for as derivatives. Neither the sales contracts nor the related supply futures and swaps are designated as hedges for accounting purposes.

Interest Rate Swaps

The Company may use interest rate swaps to manage interest rate risk and exposure to changes in fair value attributable to changes in interest rates on certain debt issuances. In cases in which the Company synthetically converts variable rate debt to fixed rate debt using swaps that are designated as cash flow hedges, periodic payments to or receipts from swap counterparties related to these derivatives are recorded within interest expense.

In anticipation of the issuance of debt, the Company may use treasury rate lock or forward starting swap agreements that are designated as cash flow hedges. Except as described in the following paragraph, the effective portions of changes in fair value and payments made or received upon termination of such agreements for regulated subsidiaries are recorded in regulatory assets or regulatory liabilities. For the holding company or nonregulated subsidiaries, such amounts are recorded in AOCI. Such amounts are amortized to interest expense over the term of the underlying debt. Ineffective portions of fair value changes are recognized in income.

Pursuant to regulatory orders, interest derivatives entered into by SCE&G after October 2013 are not designated as cash flow hedges and fair value changes and settlement amounts are recorded as regulatory assets and liabilities. Settlement losses on swaps will be amortized over the lives of subsequent debt issuances and gains may be applied to under-collected fuel, may be amortized to interest expense or may be applied as otherwise directed by the SCPSC. As discussed in Note 2, in 2013 the SCPSC directed SCE&G to recognize $41.6 million and $8.5 million of realized gains (which had been deferred in regulatory liabilities) within other income in 2013, fully offsetting revenue reductions related to under-collected fuel balances and under-collected amounts arising under the eWNA program which was terminated at the end of 2013. As also discussed in Note 2, pursuant to regulatory orders in 2014, the SCPSC directed SCE&G to apply $46 million of these deferred gains to reduce under-collected fuel to utilize approximately $17.8 million of these gains to offset a portion of the net lost revenues component of SCE&G’s DSM Program rider, and to apply $5.0 million of the gains to the remaining balance of deferred net lost revenues as of April 30, 2014, which had been deferred within regulatory assets.

Cash payments made or received upon settlement of these financial instruments are classified as investing activities for cash flow statement purposes.

Quantitative Disclosures Related to Derivatives

The Company was party to natural gas derivative contracts outstanding in the following quantities:

	Commodity and Other Energy Management Contracts (in MMBTU)
Hedge designation	Gas Distribution	Retail Gas Marketing	Energy Marketing	Total
As of December 31, 2015
Commodity	7,530,000	7,869,000	3,973,500	19,372,500
Energy Management (a)	—	—	38,857,480	38,857,480

Total (a)	7,530,000	7,869,000	42,830,980	58,229,980

As of December 31, 2014
Commodity	6,840,000	7,951,000	3,446,720	18,237,720
Energy Management (b)	—	—	37,495,339	37,495,339

Total (b)	6,840,000	7,951,000	40,942,059	55,733,059

(a)	Includes an aggregate 1,842,048 MMBTU related to basis swap contracts in Energy Marketing.

(b)	Includes an aggregate 933,893 MMBTU related to basis swap contracts in Energy Marketing.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company was party to interest rate swaps designated as cash flow hedges with aggregate notional amounts of $120.0 million at December 31, 2015 and $124.4 million at December 31, 2014. The Company was party to interest rate swaps not designated as cash flow hedges with an aggregate notional amount of $1.235 billion and $1.085 billion at December 31, 2015 and 2014, respectively.

The fair value of derivatives in the consolidated balance sheets is as follows:

	Fair Values of Derivative Instruments
Millions of dollars	Balance Sheet Location	Asset	Liability
As of December 31, 2015
Designated as hedging instruments
Interest rate contracts	Derivative financial instruments		$4
	Other deferred credits and other liabilities		28
Commodity contracts	Other current assets		1
	Derivative financial instruments		4

Total			$37

Not designated as hedging instruments
Interest rate contracts	Other current assets	$10
	Other deferred debits and other assets	5
	Derivative financial instruments		$33
	Other deferred credits and other liabilities		22
Commodity contracts	Other current assets	1
Energy management contracts	Other current assets	11	2
	Other deferred debits and other assets	3
	Derivative financial instruments		9
	Other deferred credits and other liabilities		3

Total		$30	$69

As of December 31, 2014
Designated as hedging instruments
Interest rate contracts	Derivative financial instruments		$5
	Other deferred credits and other liabilities		28
Commodity contracts	Other current assets		1
	Derivative financial instruments		11

Total			$45

Not designated as hedging instruments
Interest rate contracts	Derivative financial instruments		$207
	Other deferred credits and other liabilities		17
Commodity contracts	Other current assets	$1
Energy management contracts	Other current assets	15	5
	Other deferred debits and other assets	5
	Derivative financial instruments		10
	Other deferred credits and other liabilities		5

Total		$21	$244

Derivatives Designated as Fair Value Hedges

The Company had no interest rate or commodity derivatives designated as fair value hedges for any period presented.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Derivatives in Cash Flow Hedging Relationships

The effect of derivative instruments on the consolidated statements of income is as follows:

	Gain or (Loss) Deferred in Regulatory Accounts	Loss Reclassified from Deferred Accounts into Income (Effective Portion)
Millions of dollars	(Effective Portion)	Location	Amount
Year Ended December 31, 2015
Interest rate contracts	$(3)	Interest expense	$(3)
Year Ended December 31, 2014
Interest rate contracts	$(9)	Interest expense	$(3)
Year Ended December 31, 2013
Interest rate contracts	$106	Interest expense	$(3)

	Gain or (Loss) Recognized in OCI, net of tax	Gain (Loss) Reclassified from AOCI into Income, net of tax (Effective Portion)
Millions of dollars	(Effective Portion)	Location	Amount
Year Ended December 31, 2015
Interest rate contracts	$(2)	Interest expense	$(7)
Commodity contracts	(10)	Gas purchased for resale	(15)

Total	$(12)		$(22)

Year Ended December 31, 2014
Interest rate contracts	$(6)	Interest expense	$(7)
Commodity contracts	(8)	Gas purchased for resale	4

Total	$(14)		$(3)

Year Ended December 31, 2013
Interest rate contracts	$5	Interest expense	$(8)
Commodity contracts	2	Gas purchased for resale	(3)

Total	$7		$(11)

As of December 31, 2015, the Company expects that during the next 12 months reclassifications from accumulated other comprehensive loss to earnings arising from cash flow hedges will include approximately $3.3 million as an increase to gas cost and approximately $7.1 million as an increase to interest expense, assuming natural gas and financial markets remain at their current levels. As of December 31, 2015, all of the Company’s commodity cash flow hedges settle by their terms before the end of the second quarter of 2018.

As of December 31, 2015, the Company expects that during the next twelve months reclassifications from regulatory accounts to earnings arising from cash flow hedges designated as hedging instruments will include approximately $2.2 million as an increase to interest expense assuming financial markets remain at their current levels.

Hedge Ineffectiveness

Other gain (losses) recognized in income representing ineffectiveness on interest rate hedges designated as cash flow hedges were insignificant for all periods presented.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Derivatives Not Designated as Hedging Instruments

	Gain (Loss) Deferred in Regulatory Accounts	Gain Reclassified from Deferred Accounts into Income
Millions of dollars		Location	Amount
Year Ended December 31, 2015
Interest rate contracts	$(69)	Other income	$5
Year Ended December 31, 2014
Interest rate contracts	$(352)	Other income	$64
Year Ended December 31, 2013
Interest rate contracts	$39	Other income	$50

Gains reclassified to other income offset revenue reductions as previously described herein and in Note 2.

As of December 31, 2015, the Company expects that during the next twelve months reclassifications from regulatory accounts to earnings arising from interest rate swaps not designated as cash flow hedges will include approximately $0.6 million as an increase to interest expense.

Credit Risk Considerations

The Company limits credit risk in its commodity and interest rate derivatives activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. In this regard, the Company uses credit ratings provided by credit rating agencies and current market-based qualitative and quantitative data, as well as financial statements, to assess the financial health of counterparties on an ongoing basis. The Company uses standardized master agreements which generally include collateral requirements. These master agreements permit the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with the Company’s credit policies and due diligence. In addition, collateral agreements allow for the termination and liquidation of all positions in the event of a failure or inability to post collateral.

Certain of the Company’s derivative instruments contain contingent provisions that require the Company to provide collateral upon the occurrence of specific events, primarily credit rating downgrades. As of December 31, 2015 and 2014, the Company had posted $50.4 million and $152.4 million, respectively, of collateral related to derivatives with contingent provisions that were in a net liability position. Collateral related to the positions expected to close in the next 12 months is recorded in Other Current Assets on the consolidated balance sheets. Collateral related to the noncurrent positions is recorded in Other within Deferred Debits and Other Assets on the consolidated balance sheets. If all of the contingent features underlying these instruments had been fully triggered as of December 31, 2015 and 2014, the Company would have been required to post an additional $44.8 million and $129.8 million, respectively, of collateral to its counterparties. The aggregate fair value of all derivative instruments with contingent provisions that are in a net liability position as of December 31, 2015 and 2014, are $95.2 million and $282.2 million, respectively.

In addition, as of December 31, 2015 and December 31, 2014, the Company has collected no cash collateral related to interest rate derivatives with contingent provisions that are in a net asset position. If all the contingent features underlying these instruments had been fully triggered as of December 31, 2015 and December 31, 2014, the Company could request $7.3 million and $- million, respectively, of cash collateral from its counterparties. The aggregate fair value of all derivative instruments with contingent provisions that are in a net asset position as of December 31, 2015 and December 31, 2014 is $7.3 million and $- million, respectively. In addition, at December 31, 2015, the Company could have called on letters of credit in the amount of $3.0 million related to $14.0 million in commodity derivatives that are in a net asset position, compared to letters of credit of $9.2 million related to derivatives of $20 million at December 31, 2014, if all the contingent features underlying these instruments had been fully triggered.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Information related to the Company’s offsetting derivative assets and liabilities follows:

Offsetting Derivative Assets				Gross Amounts Not Offset in the Statement of Financial Position
Millions of dollars	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
As of December 31, 2015
Interest rate	$15	—	$15	$(8)	—	$7
Commodity	1	—	1	—	—	1
Energy Management	15	$(1)	14	—	—	14

Total	$31	$(1)	$30	$(8)	—	$22

Balance sheet location	Other current assets		$22
	Other deferred debits and other assets		8

	Total		$30

As of December 31, 2014
Commodity	$1	—	$1	—	—	$1
Energy Management	20	—	20	—	—	20

Total	$21	—	$21	—	—	$21

Balance sheet location	Other current assets		$16
	Other deferred debits and other assets		5

	Total		$21

Offsetting Derivative Liabilities				Gross Amounts Not Offset in the Statement of Financial Position
Millions of dollars	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Posted	Net Amount
As of December 31, 2015
Interest rate	$87	—	$87	$(8)	$(36)	$43
Commodity	5	—	5	—	(5)	—
Energy Management	15	$(1)	14	—	(9)	5

Total	$107	$(1)	$106	$(8)	$(50)	$48

Balance sheet location	Other current assets		$3
	Derivative financial instruments		50
	Other deferred credits and other liabilities		53

	Total		$106

As of December 31, 2014
Interest rate	$257	—	$257	—	$(131)	$126
Commodity	12	—	12	—	(10)	2
Energy Management	20	—	20	—	(11)	9

Total	$289	—	$289	—	$(152)	$137

Balance sheet location	Other current assets		$6
	Derivative financial instruments		233
	Other deferred credits and other liabilities		50

	Total		$289

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS, INCLUDING DERIVATIVES

The Company values available for sale securities using quoted prices from a national stock exchange, such as the NASDAQ, where the securities are actively traded. For commodity derivative and energy management assets and liabilities, the Company uses unadjusted NYMEX prices to determine fair value, and considers such measures of fair value to be Level 1 for exchange traded instruments and Level 2 for over-the-counter instruments. The Company’s interest rate swap agreements are valued using discounted cash flow models with independently sourced data. Fair value measurements, and the level within the fair value hierarchy in which the measurements fall, were as follows:

	As of December 31, 2015		As of December 31, 2014
Millions of dollars	Level 1	Level 2	Level 1	Level 2
Assets:
Available for sale securities	$11	—	$13	—
Interest rate contracts	—	$15	—	—
Commodity contracts	1	—	1	—
Energy management contracts	—	14	—	$20
Liabilities:
Interest rate contracts	—	87	—	257
Commodity contracts	1	4	1	11
Energy management contracts	4	12	5	18

There were no Level 3 fair value measurements for either period presented, and there were no transfers of fair value amounts into or out of Levels 1, 2 or 3 during the periods presented.

Financial instruments for which the carrying amount may not equal estimated fair value at December 31, 2015 and December 31, 2014 were as follows:

	As of December 31, 2015		As of December 31, 2014
Millions of dollars	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Long-term debt	$5,997.6	$6,445.7	$5,663.1	$6,558.0

Fair values of long-term debt instruments are based on net present value calculations using independently sourced market data that incorporate a developed discount rate using similarly rated long-term debt, along with benchmark interest rates. As such, the aggregate fair values presented above are considered to be Level 2. Early settlement of long-term debt may not be possible or may not be considered prudent.

Carrying values of short-term borrowings approximate their fair values, which are based on quoted prices from dealers in the commercial paper market. These fair values are considered to be Level 2.

8. EMPLOYEE BENEFIT PLANS AND EQUITY COMPENSATION PLAN

Pension and Other Postretirement Benefit Plans

The Company sponsors a noncontributory defined benefit pension plan covering regular, full-time employees hired before January 1, 2014. The Company’s policy has been to fund the plan as permitted by applicable federal income tax regulations, as determined by an independent actuary.

The Company’s pension plan provides benefits under a cash balance formula for employees hired before January 1, 2000 who elected that option and for all eligible employees hired subsequently. Under the cash balance formula, benefits accumulate as a result of compensation credits and interest credits. Employees hired before January 1, 2000 who elected to remain under the final average pay formula earn benefits based on years of credited service and the employee’s average annual base earnings received during the last three years of employment. Benefits under the cash balance formula and the final average pay formula will continue to accrue through December 31, 2023, after which date no benefits will be accrued except that participants under the cash balance formula will continue to earn interest credits.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition to pension benefits, the Company provides certain unfunded postretirement health care and life insurance benefits to certain active and retired employees. Retirees hired before January 1, 2011 share in a portion of their medical care cost, while employees hired subsequently are responsible for the full cost of retiree medical benefits elected by them. The costs of postretirement benefits other than pensions are accrued during the years the employees render the services necessary to be eligible for these benefits.

Changes in Benefit Obligations

The measurement date used to determine pension and other postretirement benefit obligations is December 31. Data related to the changes in the projected benefit obligation for pension benefits and the accumulated benefit obligation for other postretirement benefits are presented below.

	Pension Benefits		Other Postretirement Benefits
Millions of dollars	2015	2014	2015	2014
Benefit obligation, January 1	$919.5	$823.0	$268.2	$238.0
Service cost	24.1	20.0	5.3	4.6
Interest cost	38.2	40.4	11.4	12.0
Plan participants’ contributions	—	—	2.4	2.2
Actuarial (gain) loss	(62.4)	100.1	(21.2)	23.5
Benefits paid	(64.0)	(64.0)	(12.5)	(12.1)

Benefit obligation, December 31	$855.4	$919.5	$253.6	$268.2

The Company adopted new mortality tables and an improvement scale published by the Society of Actuaries in 2014, resulting in an actuarial loss for pension and other post retirement benefit obligations of approximately $26.3 million and $2.7 million, respectively, in 2014. In 2015, based on an evaluation of the mortality experience of the pension plan, the Company adopted a custom mortality table for purposes of measuring pension and other postretirement benefit obligations at year-end. This change resulted in an actuarial gain for pension and other postretirement benefit obligations of approximately $21.5 million and $2.4 million, respectively, in 2015.

The accumulated benefit obligation for pension benefits was $829.3 million at the end of 2015 and $888.3 million at the end of 2014. The accumulated pension benefit obligation differs from the projected pension benefit obligation above in that it reflects no assumptions about future compensation levels.

Significant assumptions used to determine the above benefit obligations are as follows:

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014
Annual discount rate used to determine benefit obligation	4.68%	4.20%	4.78%	4.30%
Assumed annual rate of future salary increases for projected benefit obligation	3.00%	3.00%	3.00%	3.00%

A 7.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2015. The rate was assumed to decrease gradually to 5.0% for 2021 and to remain at that level thereafter.

A one percent increase in the assumed health care cost trend rate would increase the postretirement benefit obligation by $0.8 million at December 31, 2015 and by $1.3 million at December 31, 2014. A one percent decrease in the assumed health care cost trend rate would decrease the postretirement benefit obligation by $0.7 million at December 31, 2015 and by $1.0 million at December 31, 2014.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Funded Status

Millions of Dollars	Pension Benefits		Other Postretirement Benefits
December 31,	2015	2014	2015	2014
Fair value of plan assets	$781.7	$861.8	—	—
Benefit obligation	855.4	919.5	$253.6	$268.2

Funded status	$(73.7)	$(57.7)	$(253.6)	$(268.2)

Amounts recognized on the consolidated balance sheets were as follows:

Millions of Dollars	Pension Benefits		Other Postretirement Benefits
December 31,	2015	2014	2015	2014
Current liability	—	—	$(11.9)	$(11.2)
Noncurrent liability	$(73.7)	$(57.7)	(241.7)	(257.0)

Amounts recognized in accumulated other comprehensive loss were as follows:

Millions of Dollars	Pension Benefits		Other Postretirement Benefits
December 31,	2015	2014	2015	2014
Net actuarial loss	$10.4	$8.1	$1.7	$3.0
Prior service cost	0.2	0.3	—	0.1

Total	$10.6	$8.4	$1.7	$3.1

Amounts recognized in regulatory assets were as follows:

Millions of Dollars	Pension Benefits		Other Postretirement Benefits
December 31,	2015	2014	2015	2014
Net actuarial loss	$219.4	$222.1	$24.0	$43.8
Prior service cost	5.9	9.6	0.3	0.6

Total	$225.3	$231.7	$24.3	$44.4

In connection with the joint ownership of Summer Station, as of December 31, 2015 and 2014, the Company recorded within deferred debits $20.3 million and $17.8 million, respectively, attributable to Santee Cooper’s portion of shared pension costs. As of December 31, 2015 and 2014, the Company also recorded within deferred debits $13.8 million and $15.1 million, respectively, from Santee Cooper, representing its portion of the unfunded postretirement benefit obligation.

Changes in Fair Value of Plan Assets

	Pension Benefits
Millions of dollars	2015	2014
Fair value of plan assets, January 1	$861.8	$870.0
Actual return (loss) on plan assets	(16.1)	55.8
Benefits paid	(64.0)	(64.0)

Fair value of plan assets, December 31	$781.7	$861.8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investment Policies and Strategies

The assets of the pension plan are invested in accordance with the objectives of (1) fully funding the obligations of the pension plan, (2) overseeing the plan’s investments in an asset-liability framework that considers the funding surplus (or deficit) between assets and liabilities, and overall risk associated with assets as compared to liabilities, and (3) maintaining sufficient liquidity to meet benefit payment obligations on a timely basis. During 2013, in connection with the amendments to the plan, the Company adopted a dynamic investment strategy for the management of the pension plan assets. The strategy will lead to a reduction in equities and an increase in long duration fixed income allocations over time with the intention of reducing volatility of funded status and pension costs.

The pension plan operates with several risk and control procedures, including ongoing reviews of liabilities, investment objectives, levels of diversification, investment managers and performance expectations. The total portfolio is constructed and maintained to provide prudent diversification with regard to the concentration of holdings in individual issues, corporations, or industries.

Transactions involving certain types of investments are prohibited. These include, except where utilized by a hedge fund manager, any form of private equity; commodities or commodity contracts (except for unleveraged stock or bond index futures and currency futures and options); ownership of real estate in any form other than publicly traded securities; short sales, warrants or margin transactions, or any leveraged investments; and natural resource properties. Investments made for the purpose of engaging in speculative trading are also prohibited.

The Company’s pension plan asset allocation at December 31, 2015 and 2014 and the target allocation for 2016 are as follows:

	Percentage of Plan Assets
	Target Allocation	December 31,
Asset Category	2016	2015	2014
Equity Securities	58%	57%	57%
Fixed Income	33%	32%	34%
Hedge Funds	9%	11%	9%

For 2016, the expected long-term rate of return on assets will be 7.50%. In developing the expected long-term rate of return assumptions, management evaluates the pension plan’s historical cumulative actual returns over several periods, considers the expected active returns across various asset classes and assumes the target allocation is achieved. Management regularly reviews such allocations and periodically rebalances the portfolio when considered appropriate. Additional rebalancing may occur subject to funded status improvements as part of the dynamic investment strategy described previously.

Fair Value Measurements

Assets held by the pension plan are measured at fair value as described below. Assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. At December 31, 2015 and 2014, fair value measurements, and the level within the fair value hierarchy in which the measurements fall, were as follows:

	Fair Value Measurements at Reporting Date Using
Millions of dollars	Total	Level 2	Level 3	Total	Level 2	Level 3
	December 31, 2015			December 31, 2014
Mutual funds	$538	$538	—	$622	$622	—
Short-term investment vehicles	14	14	—	20	20	—
US Treasury securities	22	22	—	6	6	—
Corporate debt securities	78	78	—	86	86	—
Municipals	14	14	—	15	15	—
Limited partnerships	33	33	—	32	32	—
Multi-strategy hedge funds	83	—	$83	81	—	$81

	$782	$699	$83	$862	$781	$81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2015, assets with fair value measurements classified as Level 1 were insignificant. There were no transfers of fair value amounts into or out of Levels 1, 2 or 3 during 2015 or 2014.

The pension plan values certain mutual funds, where applicable, using unadjusted quoted prices from a national stock exchange, such as NYSE and NASDAQ, where the securities are actively traded. Other mutual funds and limited partnerships are valued using the observable prices of the underlying fund assets based on trade data for identical or similar securities or from a national stock exchange for similar assets or broker quotes. Short-term investment vehicles are funds that invest in short-term fixed income instruments and are valued using observable prices of the underlying fund assets based on trade data for identical or similar securities. Government agency securities are valued using quoted market prices or based on models using observable inputs from market sources such as external prices or spreads or benchmarked thereto. Corporate debt securities and municipals are valued based on recently executed transactions, using quoted market prices, or based on models using observable inputs from market sources such as external prices or spreads or benchmarked thereto. Hedge funds represent investments in a hedge fund of funds partnership that invests directly in multiple hedge fund strategies that are not traded on exchanges and do not trade on a daily basis. The fair value of this multi-strategy hedge fund is estimated based on the net asset value of the underlying hedge fund strategies using consistent valuation guidelines that account for variations that may impact their fair value. The estimated fair value is the price at which redemptions and subscriptions occur.

	Fair Value Measurements Level 3
Millions of dollars	2015	2014
Beginning Balance	$81	$76
Unrealized gains included in changes in net assets	2	5
Purchases, issuances, and settlements	—	—

Ending Balance	$83	$81

Expected Cash Flows

The total benefits expected to be paid from the pension plan or from the Company’s assets for the other postretirement benefits plan (net of participant contributions), respectively, are as follows:

Expected Benefit Payments

Millions of dollars	Pension Benefits	Other Postretirement Benefits
2016	$65.1	$11.9
2017	63.2	12.7
2018	64.7	13.5
2019	65.3	14.2
2020	65.8	14.9
2021-2025	338.3	80.5

Pension Plan Contributions

The pension trust is adequately funded under current regulations. No contributions have been required since 1997, and as a result of closing the plan to new entrants and freezing benefit accruals in the future, the Company does not anticipate making significant contributions to the pension plan for the foreseeable future.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net Periodic Benefit Cost

The Company records net periodic benefit cost utilizing beginning of the year assumptions. Disclosures required for these plans are set forth in the following tables.

Components of Net Periodic Benefit Cost

	Pension Benefits			Other Postretirement Benefits
Millions of dollars	2015	2014	2013	2015	2014	2013
Service cost	$24.1	$20.0	$21.8	$5.3	$4.6	$5.9
Interest cost	38.2	40.4	38.5	11.4	12.0	11.1
Expected return on assets	(62.0)	(66.7)	(61.4)	n/a	n/a	n/a
Prior service cost amortization	4.1	4.1	6.0	0.4	0.3	0.7
Amortization of actuarial losses	13.6	4.8	16.9	2.1	—	3.3
Transition obligation amortization	—	—	—	—	—	0.3
Curtailment	—	—	9.9	—	—	—

Net periodic benefit cost	$18.0	$2.6	$31.7	$19.2	$16.9	$21.3

In connection with regulatory orders, SCE&G recovers current pension expense through a rate rider that may be adjusted annually (for retail electric operations) or through cost of service rates (for gas operations). For retail electric operations, current pension expense is recognized based on amounts collected through its rate rider, and differences between actual pension expense and amounts recognized pursuant to the rider are deferred as a regulatory asset (for under-collections) or regulatory liability (for over-collections) as applicable. In addition, SCE&G amortizes certain previously deferred pension costs. See Note 2.

Other changes in plan assets and benefit obligations recognized in OCI (net of tax) were as follows:

	Pension Benefits			Other Postretirement Benefits
Millions of dollars	2015	2014	2013	2015	2014	2013
Current year actuarial (gain) loss	$2.7	$3.1	$(5.0)	$(1.2)	$1.3	$(1.8)
Amortization of actuarial losses	(0.4)	(0.2)	(0.5)	(0.1)	—	(0.2)
Amortization of prior service cost	(0.1)	(0.2)	(0.2)	(0.1)	—	—
Prior service cost (credit)	—	—	(0.3)	—	—	—
Amortization of transition obligation	—	—	—	—	—	(0.1)

Total recognized in OCI	$2.2	$2.7	$(6.0)	$(1.4)	$1.3	$(2.1)

Other changes in plan assets and benefit obligations recognized in regulatory assets were as follows:

	Pension Benefits			Other Postretirement Benefits
Millions of dollars	2015	2014	2013	2015	2014	2013
Current year actuarial (gain) loss	$9.2	$101.3	$(157.5)	$(18.0)	$19.4	$(29.9)
Amortization of actuarial losses	(11.9)	(4.0)	(14.7)	(1.8)	—	(2.7)
Amortization of prior service cost	(3.7)	(3.2)	(5.2)	(0.3)	(0.3)	(0.6)
Prior service cost (credit)	—	—	(8.9)	—	—	—
Amortization of transition obligation	—	—	—	—	—	(0.2)

Total recognized in regulatory assets	$(6.4)	$94.1	$(186.3)	$(20.1)	$19.1	$(33.4)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Significant Assumptions Used in Determining Net Periodic Benefit Cost

	Pension Benefits			Other Postretirement Benefits
	2015	2014	2013	2015	2014	2013
Discount rate	4.20%	5.03%	4.10%/5.07%	4.30%	5.19%	4.19%
Expected return on plan assets	7.50%	8.00%	8.00%	n/a	n/a	n/a
Rate of compensation increase	3.00%	3.00%	3.75%/3.00%	3.00%	3.75%	3.75%
Health care cost trend rate	n/a	n/a	n/a	7.00%	7.40%	7.80%
Ultimate health care cost trend rate	n/a	n/a	n/a	5.00%	5.00%	5.00%
Year achieved	n/a	n/a	n/a	2020	2020	2020

Net periodic benefit cost for the period through September 1, 2013 was determined using a 4.10% discount rate, and net periodic benefit cost after that date was determined using a 5.07% discount rate. Similarly, estimated rates of compensation increase were changed in connection with the September 1, 2013 remeasurement.

The estimated amounts to be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2016 are as follows:

Millions of Dollars	Pension Benefits	Other Postretirement Benefits
Actuarial loss	$0.6	—
Prior service cost	0.2	—

Total	$0.8	—

The estimated amounts to be amortized from regulatory assets into net periodic benefit cost in 2016 are as follows:

Millions of Dollars	Pension Benefits	Other Postretirement Benefits
Actuarial loss	$12.7	$0.3
Prior service cost	3.4	0.3

Total	$16.1	$0.6

Other postretirement benefit costs are subject to annual per capita limits pursuant to the plan’s design. As a result, the effect of a one-percent increase or decrease in the assumed health care cost trend rate on total service and interest cost is not significant.

401(k) Retirement Savings Plan

The Company sponsors a defined contribution plan in which eligible employees may defer up to 75% of eligible earnings subject to certain limits and may diversify their investments. Employee deferrals are fully vested and nonforfeitable at all times. The Company provides 100% matching contributions up to 6% of an employee’s eligible earnings. Total matching contributions made to the plan were $26.2 million in 2015, $25.8 million in 2014 and $23.4 million in 2013 and were made in the form of SCANA common stock.

9. SHARE-BASED COMPENSATION

The LTECP provides for grants of nonqualified and incentive stock options, stock appreciation rights, restricted stock, performance shares, performance units and restricted stock units to certain key employees and non-employee directors. The LTECP currently authorizes the issuance of up to five million shares of SCANA’s common stock, no more than one million of which may be granted in the form of restricted stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Compensation cost is measured based on the grant-date fair value of the instruments issued and is recognized over the period that an employee provides service in exchange for the award. Share-based payment awards do not have non-forfeitable rights to dividends or dividend equivalents. To the extent that the awards themselves do not vest, dividends or dividend equivalents which would have been paid on those awards do not vest.

The 2013-2015 and 2014-2016 performance cycles provide for performance measurement and award determination on an annual basis, with payment of awards being deferred until after the end of the three-year performance cycle. The 2015-2017 award is based on performance over a single three-year cycle. In each performance cycle of the 2013-2015 and 2014-2016 awards, 20% of the performance awards were granted in the form of restricted share units, which are liability awards payable in cash and 80% of the awards were granted in performance shares, each of which has a value that is equal to, and changes with, the value of a share of SCANA common stock. For the 2015-2017 awards, 30% are in the form of restricted share units and 70% are in the form of performance shares. Dividend equivalents are accrued on the performance shares and the restricted share units. Performance awards and related dividend equivalents are subject to forfeiture in the event of termination of employment prior to the end of the cycle, subject to certain exceptions. Payouts of performance share awards are determined by SCANA’s performance against pre-determined measures of TSR as compared to a peer group of utilities (weighted 50%) and growth in GAAP-adjusted net earnings per share (weighted 50%).

Compensation cost of liability awards is recognized over their respective three-year performance periods based on the estimated fair value of the award, which is periodically updated based on expected ultimate cash payout, and is reduced by estimated forfeitures. Awards under the 2013-2015 performance cycle were paid in cash totaling $18.4 million at SCANA’s discretion in February 2016. Cash-settled liabilities related to earlier performance cycles totaled approximately $20.8 million in 2015, $11.8 million in 2014, and $12.2 million in 2013.

Fair value adjustments for all performance cycles resulted in compensation expense recognized in the statements of income totaling approximately $18.0 million in 2015, $20.3 million in 2014 and $8.7 million in 2013. Such fair value adjustments also resulted in capitalized compensation costs of $2.3 million in 2015, $3.1 million in 2014 and $1.4 million in 2013. At December 31, 2015, SCANA had $20.4 million of unrecognized compensation cost, which is expected to be recognized over a weighted-average period of 18 months.

10. COMMITMENTS AND CONTINGENCIES

Nuclear Insurance

Under Price-Anderson, SCE&G (for itself and on behalf of Santee-Cooper, a one-third owner of Summer Station Unit 1) maintains agreements of indemnity with the NRC that, together with private insurance, cover third-party liability arising from any nuclear incident occurring at the company’s nuclear power plant. Price-Anderson provides funds up to $13.4 billion for public liability claims that could arise from a single nuclear incident. Each nuclear plant is insured against this liability to a maximum of $375 million by ANI with the remaining coverage provided by a mandatory program of deferred premiums that could be assessed, after a nuclear incident, against all owners of commercial nuclear reactors. Each reactor licensee is currently liable for up to $127.3 million per reactor owned for each nuclear incident occurring at any reactor in the United States, provided that not more than $18.9 million of the liability per reactor would be assessed per year. SCE&G’s maximum assessment, based on its two-thirds ownership of Summer Station Unit 1, would be $84.8 million per incident, but not more than $12.6 million per year. Both the maximum assessment per reactor and the maximum yearly assessment are adjusted for inflation at least every five years.

SCE&G currently maintains insurance policies (for itself and on behalf of Santee Cooper) with NEIL. The policies provide coverage to Summer Station Unit 1 for property damage and outage costs up to $2.75 billion resulting from an event of nuclear origin. In addition, a builder’s risk insurance policy has been purchased from NEIL for the construction of the New Units. This policy provides the owners of the New Units up to $500 million of coverage for accidental property damage occurring during construction. The NEIL policies, in the aggregate, are subject to a maximum loss of $2.75 billion for any single loss occurrence. All of the NEIL policies permit retrospective assessments under certain conditions to cover insurer’s losses. Based on the current annual premiums, SCE&G’s portion of the retrospective premium assessment would not exceed $43.5 million.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

To the extent that insurable claims for property damage, decontamination, repair and replacement and other costs and expenses arising from a nuclear incident at Summer Station Unit 1 exceed the policy limits of insurance, or to the extent such insurance becomes unavailable in the future, and to the extent that SCE&G rates would not recover the cost of any purchased replacement power, SCE&G will retain the risk of loss as a self-insurer. SCE&G has no reason to anticipate a serious nuclear incident. However, if such an incident were to occur, it likely would have a material impact on the Company’s results of operations, cash flows and financial position.

New Nuclear Construction

In 2008, SCE&G, on behalf of itself and as agent for Santee Cooper, contracted with the Consortium for the design and construction of the New Units at the site of Summer Station. SCE&G’s current ownership share in the New Units is 55%. As discussed below, SCE&G has agreed to acquire an additional 5% ownership in the New Units from Santee Cooper.

EPC Contract and BLRA Matters

The construction of the New Units and SCE&G’s related recovery of financing costs through rates is subject to review and approval by the SCPSC as provided for in the BLRA. Under the BLRA, the SCPSC has approved, among other things, a milestone schedule and a capital costs estimates schedule for the New Units. This approval constitutes a final and binding determination that the New Units are used and useful for utility purposes, and that the capital costs associated with the New Units are prudent utility costs and expenses and are properly included in rates, so long as the New Units are constructed or are being constructed within the parameters of the approved milestone schedule, including specified contingencies, and the approved capital costs estimates schedule. Subject to the same conditions, the BLRA provides that SCE&G may apply to the SCPSC annually for an order to recover through revised rates SCE&G’s weighted average cost of capital applied to all or part of the outstanding balance of construction work in progress concerning the New Units. Such annual rate changes are described in Note 2. As of December 31, 2015, SCE&G’s investment in the New Units, including related transmission, totaled $3.6 billion, for which the financing costs on $3.2 billion have been reflected in rates under the BLRA.

The SCPSC granted initial approval of the construction schedule and related forecasted capital costs in 2009. The NRC issued COLs in March 2012. In November 2012, the SCPSC approved an updated milestone schedule and additional updated capital costs for the New Units. In addition, the SCPSC approved revised substantial completion dates for the New Units based on that March 2012 issuance of the COL and the amounts agreed upon by SCE&G and the Consortium in July 2012 to resolve known claims by the Consortium for costs related to COL delays, design modifications of the shield building and certain prefabricated structural modules for the New Units and unanticipated rock conditions at the site. In October 2014, the South Carolina Supreme Court affirmed the SCPSC’s order on appeal.

Since the settlement of delay-related claims in 2012, the Consortium has continued to experience delays in the schedule. Shield building construction remains a principal focus area for SCE&G’s oversight of the project. The primary critical path for both Unit 2 and Unit 3 runs through the placement of concrete within the containment vessels, the fabrication of shield building panels, the fabrication of the air inlet and tension rings and the completion of shield building construction. For Unit 3, the critical path also runs through the setting of CA20 which is a prerequisite to concrete placement in certain areas of the nuclear island. Plans to accelerate the work needed to permit placing this concrete are underway. In addition, WEC has reached agreement on a mitigation plan to accelerate shield building panel fabrication with one of its subcontractors. Additional mitigation will be required in critical path areas to support the updated substantial completion dates described below.

During the fourth quarter of 2013, the Consortium began a full re-baselining of the Unit 2 and Unit 3 construction schedules to incorporate a more detailed evaluation of the engineering and procurement activities necessary to accomplish the schedules and to provide a detailed reassessment of the impact of the revised Unit 2 and Unit 3 schedules on engineering and design resource allocations, procurement, construction work crew efficiencies, and other items. The result was a revised fully integrated project schedule with timing of specific construction activities (Revised, Fully-Integrated Construction Schedule) along with related cost information.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Revised, Fully-Integrated Construction Schedule indicated that the substantial completion of Unit 2 was expected to occur in mid-June 2019 and that the substantial completion of Unit 3 was expected to be approximately 12 months later. The Consortium continues to refine and update the Revised, Fully-Integrated Construction Schedule as designs are finalized, as construction progresses, and as additional information is received.

In September 2015, the SCPSC approved an updated BLRA milestone schedule based on revised substantial completion dates for Units 2 and 3 of June 2019 and June 2020, respectively, each subject to an 18-month contingency period. In addition, the SCPSC approved certain updated owner’s costs ($245 million) and other capital costs ($453 million), of which $539 million were associated with the schedule delays and other contested costs. In this proceeding, SCE&G’s total projected capital costs (in 2007 dollars) and gross construction cost estimates (including escalation and AFC) were estimated to be $5.2 billion and $6.8 billion, respectively. These projections included cost amounts related to the Revised, Fully-Integrated Construction Schedule for which SCE&G had not accepted responsibility and which were the subject of dispute. As such, these updated milestone schedule and projections did not reflect the resolution of negotiations. In addition, the SCPSC approved a revision to the allowed return on equity for new nuclear construction from 11.0% to 10.5%. This revised return on equity will be applied prospectively for the purpose of calculating revised rates sought by SCE&G under the BLRA on and after January 1, 2016, until such time as the New Units are completed.

On October 27, 2015, SCE&G, Santee Cooper and the Consortium reached a settlement regarding the above mentioned disputes, and the EPC Contract was amended. The October 2015 Amendment became effective in December 2015, upon the consummation of the acquisition by WEC of the stock of Stone & Webster from CB&I. Following that acquisition, Stone & Webster continues to be a member of the Consortium as a subsidiary of WEC rather than CB&I, and WEC has engaged Fluor Corporation as a subcontracted construction manager.

Among other things, the October 2015 Amendment:

(i) resolved by settlement and release substantially all outstanding disputes between SCE&G and the Consortium, in exchange for (a) an additional cost to be paid by SCE&G and Santee Cooper of $300 million (SCE&G’s 55% portion being $165 million) and an increase in the fixed component of the contract price by that amount, and (b) a credit to SCE&G and Santee Cooper of $50 million (SCE&G’s 55% portion being approximately $27 million) to be applied to the target component of the contract price,

(ii) revised the guaranteed substantial completion dates of Units 2 and 3 to August 31, 2019 and 2020, respectively,

(iii) revised the delay-related liquidated damages computation requirements, including those related to the eligibility of the New Units to earn Internal Revenue Code Section 45J production tax credits (see also below), and capped those aggregate liquidated damages at $463 million per New Unit (SCE&G’s 55% portion being approximately $255 million per New Unit),

(iv) provides for payment to the Consortium of a completion bonus of $275 million per New Unit (SCE&G’s 55% portion being approximately $151 million per New Unit) for each New Unit placed in service by the deadline to qualify for production tax credits,

(v) provides for development of a revised construction milestone payment schedule, with SCE&G and Santee Cooper making monthly payments of $100 million (SCE&G’s 55% portion being $55 million) for each of the first five months following effectiveness, followed by payments made based on milestones achieved, and

(vi) provided that SCE&G and Santee Cooper waive and cancel the CB&I parent company guaranty with respect to the project.

Under the October 2015 Amendment, SCE&G’s total estimated project costs increased by approximately $286 million over the $6.8 billion approved by the SCPSC in September 2015, bringing its total estimated gross construction cost of the project (including escalation and AFC) to approximately $7.1 billion.

The payment obligations under the EPC Contract are joint and several obligations of WEC and Stone & Webster, and in connection with the October 2015 Amendment, Toshiba Corporation, WEC’s parent company, reaffirmed its

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

guaranty of WEC’s payment obligations. Based on Toshiba’s current credit ratings and pursuant to the terms of the EPC Contract, SCE&G has exercised its rights to demand a payment and performance bond from WEC. Such bond will be based on estimated billings and its aggregate nominal coverage will not exceed $100 million (or $55 million for SCE&G’s 55% share). SCE&G and Santee Cooper are responsible for the cost of the bond. In addition, the EPC Contract provides that upon the request of SCE&G, the Consortium must escrow certain intellectual property and software for SCE&G’s benefit to enable completion of the New Units. SCE&G has made such a request to the Consortium.

In addition to the above, the October 2015 Amendment provided for an explicit definition of a Change in Law designed to reduce the likelihood of certain future commercial disputes, and the Consortium also acknowledged and agreed that the project scope includes providing New Units that meet the standards of the NRC approved Design Control Document Revision 19. The October 2015 Amendment also established a dispute resolution board process for certain commercial claims and disputes, including any dispute that might arise with respect to the development of the revised construction milestone payment schedule referred to above. The EPC Contract was also revised to eliminate the requirement or ability to bring suit before substantial completion of the project.

Finally, the October 2015 Amendment provides SCE&G and Santee Cooper an irrevocable option, until November 1, 2016 and subject to regulatory approvals, to further amend the EPC Contract to fix the total amount to be paid to the Consortium for its entire scope of work on the project (excluding a limited amount of work within the time and materials component of the contract price) after June 30, 2015 at $6.082 billion (SCE&G’s 55% portion being approximately $3.345 billion). This total amount to be paid would be subject to adjustment for amounts paid since June 30, 2015. Were this fixed price option to be exercised, the aggregate delay-related liquidated damages referred to in (iii) above would be capped at $338 million per unit (SCE&G’s 55% portion being approximately $186 million per unit), and the completion bonus referred to in (iv) above would be $150 million per New Unit (SCE&G’s 55% portion being approximately $83 million per New Unit). The exercise of this fixed price option would result in SCE&G’s total estimated project costs increasing by approximately $774 million over the $6.8 billion approved by the SCPSC in September 2015, and would bring its total estimated gross construction cost (including escalation and AFC) of the project to approximately $7.6 billion.

Resolution of the disputes as described in (i) above, or in the case of the exercise of the fixed price option, would result in estimated project costs above the amounts approved by the SCPSC; however, the guaranteed substantial completion dates fall within the SCPSC approved 18-month contingency periods. SCE&G held an allowable ex parte communication briefing with the SCPSC on November 19, 2015 and, following an evaluation as to whether to exercise the fixed price option, expects to file a petition in 2016, as provided under the BLRA, for an update to the project’s estimated capital cost and milestone schedule which would incorporate the impact of the October 2015 Amendment.

Additional claims by the Consortium or SCE&G involving the project schedule and budget may arise as the project continues. The parties to the EPC Contract have established both informal and formal dispute resolution procedures in order to resolve such issues. SCE&G expects to resolve all disputes through both the informal and formal procedures and currently anticipates that any costs that arise through such dispute resolution processes (including those reflected in the October 2015 Amendment described above), as well as other costs identified from time to time, will be recoverable through rates.

Santee Cooper Matters

As noted above, SCE&G has agreed to acquire an additional 5% ownership in the New Units from Santee Cooper. Under the terms of this agreement, SCE&G will acquire a 1% ownership interest in the New Units at the commercial operation date of Unit 2, an additional 2% ownership interest no later than the first anniversary of such commercial operation date, and the final 2% no later than the second anniversary of such commercial operation date. SCE&G has agreed to pay an amount equal to Santee Cooper’s actual cost, including its cost of financing, of the percentage conveyed as of the date of each conveyance. In addition, the agreement provides that Santee Cooper will not transfer any of its remaining interest in the New Units to third parties until the New Units are complete. This transaction will not affect the payment obligations between the parties during construction for the New Units, nor is it anticipated that the payments for the additional ownership interest would be reflected in a revised rates filing under

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the BLRA. Based on the October 2015 Amendment, which has not been approved by the SCPSC, SCE&G’s currently projected cost would be approximately $750 million to $850 million for the additional 5% interest being acquired from Santee Cooper.

Nuclear Production Tax Credits

The IRS has notified SCE&G that, subject to a national megawatt capacity limitation, the electricity to be produced by each of the New Units (advanced nuclear units, as defined) would qualify for nuclear production tax credits under Section 45J of the Internal Revenue Code to the extent that such New Unit is operational before January 1, 2021 and other eligibility requirements are met. These nuclear production tax credits (related to SCE&G’s 55% share of both New Units) could total as much as approximately $1.4 billion. Such credits would be earned over the first eight years of each New Unit’s operations and would be realized by SCE&G over those years or during allowable carry-forward periods. Based on the guaranteed substantial completion dates provided above, both New Units are expected to be operational and to qualify for the nuclear production tax credits; however, further delays in the schedule or changes in tax law could impact such conclusions. When and to the extent that production tax credits are realized, their benefits are expected to be provided directly to SCE&G’s electric customers.

Other Project Matters

When the NRC issued the COLs for the New Units, two of the conditions that it imposed were requiring inspection and testing of certain components of the New Units’ passive cooling system, and requiring the development of strategies to respond to extreme natural events resulting in the loss of power at the New Units. In addition, the NRC directed the Office of New Reactors to issue to SCE&G an order requiring enhanced, reliable spent fuel pool instrumentation. SCE&G prepared and submitted an overall integration plan for the New Units to the NRC in August 2013. That plan is currently under review by the NRC and SCE&G does not anticipate any additional regulatory actions as a result of that review, but it cannot predict future regulatory activities or how such initiatives would impact construction or operation of the New Units.

Environmental

The Company’s operations are subject to extensive regulation by various federal and state authorities in the areas of air quality, water quality, control of toxic substances and hazardous and solid wastes. Applicable statutes and rules include the CAA, CWA, Nuclear Waste Act and CERCLA, among others. In many cases, regulations proposed by such authorities could have a significant impact on the Company’s financial condition, results of operations and cash flows. In addition, the Company often cannot predict what conditions or requirements will be imposed by regulatory or legislative proposals. To the extent that compliance with environmental regulations or legislation results in capital expenditures or operating costs, the Company expects to recover such expenditures and costs through existing ratemaking provisions.

From a regulatory perspective, SCANA, SCE&G and GENCO continually monitor and evaluate their current and projected emission levels and strive to comply with all state and federal regulations regarding those emissions. SCE&G and GENCO participate in the sulfur dioxide and nitrogen oxide emission allowance programs with respect to coal plant emissions and also have constructed additional pollution control equipment at several larger coal-fired electric generating plants. Further, SCE&G is engaged in construction activities of the New Units which are expected to reduce GHG emission levels significantly once they are completed and dispatched by potentially displacing some of the current coal-fired generation sources. These actions are expected to address many of the rules and regulations discussed herein.

On August 3, 2015, the EPA issued a revised standard for new power plants by re-proposing NSPS under the CAA for emissions of carbon dioxide from newly constructed fossil fuel-fired units. The final rule requires all new coal-fired power plants to meet a carbon emission rate of 1,400 pounds carbon dioxide per MWh and new natural gas units to meet 1,000 pounds carbon dioxide per MWh. While most new natural gas plants will not be required to include any new technologies, no new coal-fired plants could be constructed without partial carbon capture and sequestration capabilities. The Company is evaluating the final rule, but does not plan to construct new coal-fired units in the foreseeable future.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition, on August 3, 2015, the EPA issued its final rule on emission guidelines for states to follow in developing plans to address GHG emissions from existing units. The rule includes state-specific goals for reducing national carbon dioxide emissions by 32% from 2005 levels by 2030. The rule also provides for nuclear reactors under construction, such as the New Units, to count towards compliance and establishes a phased-in compliance approach beginning in 2022. The rule gives states from one to three years to issue SIPs, which will ultimately define the specific compliance methodology that will be applied to existing units in that state. It is expected that South Carolina will request a two-year extension (until September 2018). On February 9, 2016, the Supreme Court stayed the rule pending disposition of a petition of review of the rule in the Court of Appeals. The order of the Supreme Court has no immediate impact on SCE&G and GENCO or their generation operations. The Company is currently evaluating the rule and expects any costs incurred to comply with such rule to be recoverable through rates.

In July 2011, the EPA issued the CSAPR to reduce emissions of sulfur dioxide and nitrogen oxide from power plants in the eastern half of the United States. A series of court actions stayed this rule until October 23, 2014, when the Court of Appeals granted a motion to lift the stay. On December 3, 2014, the EPA published an interim final rule that aligns the dates in the CSAPR text with the revised court-ordered schedule, which delayed the implementation dates to 2015 for Phase 1 and to 2017 for Phase 2. The CSAPR replaces the CAIR and requires a total of 28 states to reduce annual sulfur dioxide emissions and annual or ozone season nitrogen oxide emissions to assist in attaining the ozone and fine particle NAAQS. The rule establishes an emissions cap for sulfur dioxide and nitrogen oxide and limits the trading for emission allowances by separating affected states into two groups with no trading between the groups. On July 28, 2015, the Court of Appeals held that Phase 2 emissions budgets for certain states, including South Carolina, required reductions in emissions beyond the point necessary to achieve downwind attainment and were, therefore, invalid. The Court of Appeals remanded CSAPR, without vacating the rule, to the EPA for further consideration. The opinion of the Court of Appeals has no immediate impact on SCE&G and GENCO or their generation operations. Air quality control installations that SCE&G and GENCO have already completed have positioned them to comply with the existing allowances set by the CSAPR. Any cost incurred to comply with CSAPR are expected to be recoverable through rates.

In April 2012, the EPA’s MATS rule containing new standards for mercury and other specified air pollutants became effective. The rule provides up to four years for generating facilities to meet the standards, and the Company’s evaluation of the rule is ongoing. The Company’s decision to retire certain coal-fired units (see Note 2) and its project to build the New Units along with other actions are expected to result in the Company’s compliance with MATS.

On November 19, 2014, the EPA finalized its reconsideration of certain provisions applicable during startup and shutdown of generating facilities under the MATS rule. SCE&G and GENCO have received a one year extension (until April 2016) to comply with MATS at Cope, McMeekin, Wateree and Williams Stations. These extensions will allow time to convert McMeekin Station to burn natural gas and to install additional pollution control devices at the other plants that will enhance the control of certain MATS-regulated pollutants. On June 29, 2015, the Supreme Court ruled that the EPA unreasonably failed to consider costs in its decision to regulate, and remanded a case challenging the regulation on that basis to the Court of Appeals. The Court noted during remand that EPA has said that it is on track to issue a revised “appropriate and necessary” finding by April 15, 2016. The ruling, however, is not expected to have an impact on SCE&G or GENCO due to the aforementioned retirements and conversions. SCE&G and GENCO currently are in compliance with the MATS rule and expect to remain in compliance.

The CWA provides for the imposition of effluent limitations that require treatment for wastewater discharges. Under the CWA, compliance with applicable limitations is achieved under state-issued NPDES permits. As a facility’s NPDES permit is renewed (every five years), any new effluent limitations would be incorporated. The ELG Rule became effective on January 4, 2016. After this date, state regulators will modify facility NPDES permits to match more restrictive standards, thus requiring facilities to retrofit with new wastewater treatment technologies. Compliance dates will vary by type of wastewater, and some will be based on a facility’s five year permit cycle and thus may range from 2018 to 2023. The Company expects that wastewater treatment technology retrofits will be required at Williams and Wateree Stations and may be required at other facilities. Any costs incurred to comply with the ELG Rule are expected to be recoverable through rates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The CWA Section 316(b) Existing Facilities Rule became effective in October 2014. This rule establishes national requirements for the location, design, construction and capacity of cooling water intake structures at existing facilities that reflect the best technology available for minimizing the adverse environmental impacts of impingement and entrainment. SCE&G and GENCO are conducting studies and implementing plans to ensure compliance with this rule. In addition, Congress is expected to consider further amendments to the CWA. Such legislation may include toxicity-based standards as well as limitations to mixing zones.

On April 17, 2015, the EPA’s final rule for CCR was published in the Federal Register and became effective in the fourth quarter of 2015. This rule regulates CCR as a non-hazardous waste under Subtitle D of the Resource Conservation and Recovery Act and imposes certain requirements on ash storage ponds and other CCR management facilities at SCE&G’s and GENCO’s coal-fired generating facilities. Although the full effects of this rule are still being evaluated, SCE&G and GENCO have already closed or have begun the process of closure of all of their ash storage ponds and have previously recognized AROs for such ash storage ponds under existing requirements. The Company does not expect the incremental compliance costs associated with this rule to be significant and expects to recover such costs in future rates.

The Nuclear Waste Act required that the United States government accept and permanently dispose of high-level radioactive waste and spent nuclear fuel by January 31, 1998, and it imposed on utilities the primary responsibility for storage of their spent nuclear fuel until the repository is available. SCE&G entered into a Standard Contract for Disposal of Spent Nuclear Fuel and/or High-Level Radioactive Waste with the DOE in 1983. As of December 31, 2015, the federal government has not accepted any spent fuel from Summer Station Unit 1, and it remains unclear when the repository may become available. SCE&G has on-site spent nuclear fuel storage capability in its existing fuel pool until at least 2017 and has constructed a dry cask storage facility to accommodate the spent nuclear fuel output for the life of Summer Station Unit 1. SCE&G may evaluate other technology as it becomes available.

The provisions of CERCLA authorize the EPA to require the clean-up of hazardous waste sites. The states of South Carolina and North Carolina have similar laws. The Company maintains an environmental assessment program to identify and evaluate current and former operations sites that could require clean-up. In addition, regulators from the EPA and other federal or state agencies periodically notify the Company that it may be required to perform or participate in the investigation and remediation of a hazardous waste site. As site assessments are initiated, estimates are made of the amount of expenditures, if any, deemed necessary to investigate and remediate each site. These estimates are refined as additional information becomes available; therefore, actual expenditures may differ significantly from the original estimates. Amounts estimated and accrued to date for site assessments and clean-up relate solely to regulated operations. Such amounts are recorded in regulatory assets and amortized, with recovery provided through rates.

SCE&G is responsible for four decommissioned MGP sites in South Carolina which contain residues of by-product chemicals. These sites are in various stages of investigation, remediation and monitoring under work plans approved by DHEC and the EPA. SCE&G anticipates that major remediation activities at all these sites will continue at least through 2017 and will cost an additional $18.5 million, which is accrued in Other within Deferred Credits and Other Liabilities on the consolidated balance sheet. SCE&G expects to recover any cost arising from the remediation of MGP sites through rates. At December 31, 2015, deferred amounts, net of amounts previously recovered through rates and insurance settlements, totaled $34.8 million and are included in regulatory assets.

Claims and Litigation

The Company is subject to various claims and litigation incidental to its business operations which management anticipates will be resolved without a material impact on the Company’s results of operations, cash flows or financial condition.

Operating Lease Commitments

The Company is obligated under various operating leases for rail cars, vehicles, office space, furniture and equipment. Leases expire at various dates through 2051. Rent expense totaled approximately $11.1 million in 2015,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

$12.3 million in 2014 and $14.8 million in 2013. Future minimum rental payments under such leases will be $10 million in 2016, $7 million in 2017, $6 million in 2018, $6 million in 2019, $3 million in 2020 and $27 million thereafter.

Guarantees

SCANA issues guarantees on behalf of its consolidated subsidiaries to facilitate commercial transactions with third parties. These guarantees are in the form of performance guarantees, primarily for the purchase and transportation of natural gas, standby letters of credit issued by financial institutions and credit support for certain tax-exempt bond issues. SCANA is not required to recognize a liability for such guarantees unless it becomes probable that performance under the guarantees will be required. SCANA believes the likelihood that it would be required to perform or otherwise incur any losses associated with these guarantees is remote; therefore, no liability for these guarantees has been recognized. To the extent that a liability subject to a guarantee has been incurred, the liability is included in the consolidated financial statements. At December 31, 2015, the maximum future payments (undiscounted) that SCANA could be required to make under guarantees totaled approximately $1.8 billion.

Asset Retirement Obligations

The Company recognizes a liability for the present value of an ARO when incurred if the liability can be reasonably estimated. Uncertainty about the timing or method of settlement of a conditional ARO is factored into the measurement of the liability when sufficient information exists, but such uncertainty is not a basis upon which to avoid liability recognition.

The legal obligations associated with the retirement of long-lived tangible assets that results from their acquisition, construction, development and normal operation relate primarily to the Company’s regulated utility operations. As of December 31, 2015, the Company has recorded AROs of approximately $176 million for nuclear plant decommissioning (see Note 1) and AROs of approximately $344 million for other conditional obligations primarily related to generation, transmission and distribution properties, including gas pipelines. All of the amounts recorded are based upon estimates which are subject to varying degrees of imprecision, particularly since such payments will be made many years in the future.

A reconciliation of the beginning and ending aggregate carrying amount of AROs is as follows:

Millions of dollars	2015	2014
Beginning balance	$563	$576
Liabilities incurred	—	3
Liabilities settled	(16)	(6)
Accretion expense	25	26
Revisions in estimated cash flows	(52)	(36)

Ending balance	$520	$563

In 2015, revisions in estimated cash flows primarily relate to changes in the expected timing of ARO settlements due to changes in the estimated useful lives of certain electric utility properties identified as part of a customary depreciation study. In 2014 such revisions primarily relate to lower estimates for certain environmental clean up obligations at generation facilities.

11. AFFILIATED TRANSACTIONS

The Company received cash distributions from equity-method investees of $4.0 million in 2015, $7.8 million in 2014 and $10.4 million in 2013. The Company made investments in equity-method investees of $4.1 million in 2015, $5.7 million in 2014 and $5.2 million in 2013.

SCE&G owns 40% of Canadys Refined Coal, LLC, which is involved in the manufacturing and sale of refined coal to reduce emissions. SCE&G accounts for this investment using the equity method. SCE&G’s total purchases from this affiliate were $233.2 million in 2015, $260.3 million in 2014 and $134.2 million in 2013. SCE&G’s total sales to this affiliate were $232.0 million in 2015, $259.0 million in 2014 and $133.6 million in 2013. SCE&G’s payable to this

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

affiliate was $12.9 million at December 31, 2015 and $27.9 million at December 31, 2014 SCE&G’s receivable from this affiliate was $12.8 million at December 31, 2015 and $27.8 million at December 31, 2014.

12. SEGMENT OF BUSINESS INFORMATION

Reportable segments, which are described below, follow the same accounting policies as those described in Note 1 and reflect the effect of certain reclassifications described therein. The Company records intersegment sales and transfers of electricity and gas based on rates established by the appropriate regulatory authority. Nonregulated sales and transfers are recorded at current market prices.

Electric Operations primarily generates, transmits and distributes electricity, and is regulated by the SCPSC and FERC.

Gas Distribution, comprised of the local distribution operations of SCE&G and PSNC Energy, purchases and sells natural gas, primarily at retail. SCE&G and PSNC Energy are regulated by the SCPSC and the NCUC, respectively.

Retail Gas Marketing markets natural gas in Georgia and is regulated as a marketer by the GPSC. Energy Marketing markets natural gas to industrial and large commercial customers and municipalities in the Southeast.

All Other is comprised of the holding company and its other direct and indirect wholly-owned subsidiaries, which conduct nonregulated, energy-related operations. All Other also includes two additional subsidiaries prior to their sale in the first quarter of 2015 (see Note 13) and, in 2015, also includes within net income the holding company’s gains on the sales of those businesses. None of these subsidiaries met the quantitative thresholds for determining reportable segments during any period reported.

Regulated reportable segments share a similar regulatory environment and, in some cases, overlapping service areas. However, Electric Operations’ product differs from the other segments, as does its generation process and method of distribution. Marketing segments differ from each other in their respective markets and customer type.

Management uses operating income to measure segment profitability for SCE&G and other regulated operations and evaluates utility plant, net, for segments attributable to SCE&G. As a result, the Company does not allocate interest charges, income tax expense or assets other than utility plant to its segments. For nonregulated operations, management uses net income as the measure of segment profitability and evaluates total assets for financial position. Interest income is not reported by segment and is not material. The Company’s deferred tax assets are netted with deferred tax liabilities for consolidated reporting purposes.

The consolidated financial statements report operating revenues which are comprised of the energy-related and regulated segments. Revenues from non-reportable and nonregulated segments are included in Other Income. Therefore the adjustments to total operating revenues remove revenues from non-reportable segments. Adjustments to net income consist of the unallocated net income of the Company’s regulated reportable segments.

Segment Assets include utility plant, net for SCE&G’s Electric Operations and Gas Distribution, and all assets for PSNC Energy and the remaining segments. As a result, adjustments to assets include non-utility plant and non-fixed assets for SCE&G.

Adjustments to Interest Expense, Income Tax Expense, Expenditures for Assets and Deferred Tax Assets include primarily the totals from SCANA or SCE&G that are not allocated to the segments. Interest Expense is also adjusted to eliminate charges between affiliates. Adjustments to Depreciation and Amortization consist of non-reportable segment expenses, which are not included in the depreciation and amortization reported on a consolidated basis. Expenditures for Assets are adjusted for AFC and revisions to estimated cash flows related to AROs. Deferred Tax Assets are adjusted to net them against deferred tax liabilities on a consolidated basis.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Disclosure of Reportable Segments (Millions of dollars)

	Electric Operations	Gas Distribution	Retail Gas Marketing	Energy Marketing	All Other	Adjustments/ Eliminations	Consolidated Total
2015
External Revenue	$2,551	$810	$449	$569	$5	$(4)	$4,380
Intersegment Revenue	6	2	—	128	413	(549)	—
Operating Income	876	152	n/a	n/a	236	44	1,308
Interest Expense	17	23	1	—	1	276	318
Depreciation and Amortization	277	77	2	—	16	(14)	358
Income Tax Expense	9	32	12	6	1	333	393
Net Income	n/a	n/a	19	9	185	533	746
Segment Assets	10,883	2,606	106	95	998	2,458	17,146
Expenditures for Assets	1,087	203	—	2	15	(154)	1,153
Deferred Tax Assets	5	29	9	6	—	(49)	—
2014
External Revenue	$2,622	$1,012	$515	$786	$37	$(21)	$4,951
Intersegment Revenue	7	2	—	196	437	(642)	—
Operating Income	768	159	n/a	n/a	27	53	1,007
Interest Expense	19	22	1	—	5	265	312
Depreciation and Amortization	300	72	2	—	24	(14)	384
Income Tax Expense	7	33	16	3	12	177	248
Net Income (Loss)	n/a	n/a	26	5	(6)	513	538
Segment Assets	10,182	2,487	140	150	1,474	2,385	16,818
Expenditures for Assets	936	200	—	2	52	(98)	1,092
Deferred Tax Assets	11	29	11	9	15	(75)	—
2013
External Revenue	$2,423	$942	$465	$652	$40	$(27)	$4,495
Intersegment Revenue	6	1	—	167	416	(590)	—
Operating Income	679	153	n/a	n/a	27	51	910
Interest Expense	19	22	1	—	4	251	297
Depreciation and Amortization	297	70	3	—	26	(18)	378
Income Tax Expense	6	33	15	4	14	151	223
Net Income (Loss)	n/a	n/a	24	6	(2)	443	471
Segment Assets	9,488	2,340	172	133	1,378	1,616	15,127
Expenditures for Assets	907	140	—	1	31	27	1,106
Deferred Tax Assets	10	27	8	2	14	(61)	—

13. DISPOSITIONS

In December 2014, SCANA entered into definitive agreements to sell CGT and SCI. CGT was an interstate natural gas pipeline regulated by FERC that transported natural gas in South Carolina and southeastern Georgia, and it was sold to Dominion Resources, Inc. SCI provided fiber optic communications and other services and built, managed and leased communications towers in several southeastern states, and it was sold to Spirit Communications. These sales closed in the first quarter of 2015. Proceeds from these sales, net of transaction costs, were approximately $647 million, and the pre-tax gain on the sales recognized during 2015 was approximately $341 million.

CGT and SCI operated principally in wholesale markets, whereas the Company’s primary focus is the delivery of energy-related products and services to retail markets. In addition, neither CGT nor SCI met accounting criteria for disclosure as a reportable segment. Accordingly, segment disclosures related to them are included within All Other in Note 12. As a result, the Company determined that the sales of CGT and SCI did not represent a strategic shift that had a major effect on its operations, and therefore, these sales did not meet the criteria for classification as discontinued operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The carrying values of the major classes of assets and liabilities classified as held for sale in the consolidated balance sheet as of December 31, 2014, were as follows:

Millions of dollars	CGT	SCI	Total
Assets Held for Sale
Utility Plant, Net	$288.4	—	$288.4
Nonutility Property and Investments, Net	0.6	$40.1	40.7
Current Assets	6.5	3.9	10.4
Deferred Debits and Other Assets	0.9	0.2	1.1

Total Assets Held for Sale	$296.4	$44.2	$340.6

Liabilities Held for Sale
Current Liabilities	$3.5	$2.2	$5.7
Deferred Credits and Other Liabilities	42.9	3.1	46.0

Total Liabilities Held for Sale	$46.4	$5.3	$51.7

14. QUARTERLY FINANCIAL DATA (UNAUDITED)

Millions of dollars, except per share amounts	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Annual
2015
Total operating revenues	$1,389	$967	$1,068	$956	$4,380
Operating income	586	216	292	214	1,308
Net income	400	99	149	98	746
Earnings per share	2.80	.69	1.04	.69	5.22
2014
Total operating revenues	$1,590	$1,026	$1,121	$1,214	$4,951
Operating income	350	154	269	234	1,007
Net income	193	96	144	105	538
Earnings per share	1.37	.68	1.01	.73	3.79

MANAGEMENT REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of SCANA is responsible for establishing and maintaining adequate internal control over financial reporting. SCANA’s internal control system was designed by or under the supervision of SCANA’s management, including its CEO and CFO, to provide reasonable assurance to SCANA’s management and board of directors regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, the effectiveness of the internal control over financial reporting may deteriorate in future periods due to either changes in conditions or declining levels of compliance with policies or procedures.

SCANA’s management assessed the effectiveness of SCANA’s internal control over financial reporting as of December 31, 2015. In making this assessment, SCANA used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (2013). Based on this assessment, SCANA’s management believes that, as of December 31, 2015, internal control over financial reporting is effective based on those criteria.

SCANA’s independent registered public accounting firm has issued an attestation report on SCANA’s internal control over financial reporting. This report follows.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INTERNAL CONTROL OVER FINANCIAL REPORTING

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

SCANA Corporation

Cayce, South Carolina

We have audited the internal control over financial reporting of SCANA Corporation and subsidiaries (the “Company”) as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed by, or under the supervision of, the company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on the criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements as of and for the year ended December 31, 2015, of the Company and our report dated February 26, 2016, expressed an unqualified opinion on those financial statements.

Charlotte, North Carolina

February 26, 2016

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Common Stock Information

Price Range (NYSE Composite Listing):

	2015				2014
	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
High	$61.95	$57.73	$56.26	$65.57	$63.41	$53.89	$53.88	$51.39
Low	$54.84	$50.17	$47.77	$52.03	$47.77	$48.53	$49.51	$45.58

SCANA common stock trades on the NYSE using the ticker symbol SCG. At February 19, 2016 there were 142,916,917 shares of SCANA common stock outstanding which were held by approximately 26,000 shareholders of record.

On February 19, 2016 the closing price of SCANA common stock was $65.38.

Dividends Per Share

SCANA declared quarterly dividends on its common stock of $0.545 per share in 2015 and $0.525 per share in 2014.

For a discussion of provisions that could limit the payment of cash dividends, see Financing Limits and Related Matters in MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS under Liquidity and Capital Resources and Note 3 to the consolidated financial statements.

PERFORMANCE GRAPH

The line graph that follows compares the cumulative TSR on our common stock over a five year period, assuming reinvestment of dividends, with the S&P Utilities Index, the S&P 500 Index and a group of peer utility industry issuers. We include the peer group index in the performance graph because we measure our TSR against this peer group index to determine whether certain performance share goals under the Long-Term Equity Compensation Plan have been met. The returns for each issuer in the peer group are weighted according to the respective issuer’s stock market capitalization at the beginning of each period.

The companies in the 2015 peer group index, with the exception of those few companies that may have merged or otherwise ceased to exist over the five-year period depicted, are listed in the Proxy Statement for the 2016 Annual Meeting under the caption “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — Performance Criteria for the 2013-2015 Performance Share Awards and Earned and Vested Awards for the 2013-2015 Performance Period” on page 36.

We periodically review and update our peer groups, which are provided to us by management’s compensation consultant, and the peer groups may differ from one period to the next because certain companies may no longer meet the compensation consultant’s requirements for inclusion (for example a change in revenues may cause a company to no longer qualify for inclusion or a company may merge or otherwise cease to exist). In addition, we may also request that management’s compensation consultant include or exclude a particular company if we have information that such a change would be appropriate.

The information set forth in this Performance Graph Section shall not be deemed to be filed with the SEC or incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically incorporated by reference therein.

Comparison of 5-year Cumulative Total Shareholder Return

December 31, 2010 through December 31, 2015

EXECUTIVE OFFICERS OF SCANA CORPORATION

Executive officers are elected at the annual meeting of the Board of Directors, held immediately after the annual meeting of shareholders, and hold office until the next such annual meeting, unless (1) a resignation is submitted, (2) the Board of Directors shall otherwise determine or (3) as provided in the By-laws of SCANA. Positions held are for SCANA and all subsidiaries unless otherwise indicated.

Name	Age	Positions Held During Past Five Years	Dates
Kevin B. Marsh	60	Chairman of the Board and Chief Executive Officer President and Chief Operating Officer-SCANA President-SCE&G	2011-present *-present *-2011

Jimmy E. Addison	55	Executive Vice President-SCANA Chief Financial Officer President and Chief Operating Officer-SEMI Senior Vice President	2012-present *-present 2014-present *-2012

Jeffrey B. Archie	58	Senior Vice President and Chief Nuclear Officer-SCE&G Senior Vice President-SCANA	*-present *-present

Sarena D. Burch	58	Senior Vice President-Risk Management and Corporate Compliance Senior Vice President-Fuel Procurement and Asset Management-SCE&G and PSNC Energy Senior Vice President-SCANA	2016-present *-2015 *-2015

Stephen A. Byrne	56	President-Generation and Transmission-SCE&G Chief Operating Officer-SCE&G Executive Vice President-SCANA Executive Vice President-Generation and Transmission-SCE&G	2011-present *-present *-present *-2011

D. Russell Harris	51	Senior Vice President-Gas Distribution-SCANA President-Gas Operations-SCE&G President and Chief Operating Officer-PSNC Energy Senior Vice President-SCANA	2013-present 2013-present *-present 2012-2013

Kenneth R. Jackson	59	Senior Vice President-Economic Development, Governmental and Regulatory Affairs Senior Vice President-SCANA Vice President-Rates and Regulatory Services	2014-present 2014-present *-2014

W. Keller Kissam	49	President of Retail Operations-SCE&G Senior Vice President-SCANA Senior Vice President-Retail Operations-SCE&G	2011-present 2011-present *-2011

Ronald T. Lindsay	65	Senior Vice President, General Counsel and Assistant Secretary	*-present

Martin K. Phalen	61	Senior Vice President-Administration-SCANA Vice President-Gas Operations-SCE&G	2012-present *-2012

*	Indicates positions held at least since February 26, 2011.

Director biographical information can be found at pages 11-16 of the Proxy Statement for the Annual Meeting of Shareholders at the forepart of this document.

SCANA Corporation

220 Operation Way

Cayce, SC 29033

www.scana.com

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A Proposals — The Board of Directors recommends a vote FOR all nominees:

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2016 ANNUAL MEETING ADMISSION TICKET

This Admission Ticket or proof of share ownership on the record date of March 1, 2016 is required for admittance to the meeting.

SCANA CORPORATION

April 28, 2016

8:00 A.M. REFRESHMENTS 9:00 A.M. MEETING BEGINS

LEASIDE

100 EAST EXCHANGE PLACE COLUMBIA, SC 29209

PLEASE NOTE: AUDIO OR VISUAL RECORDING AND RELATED EQUIPMENT IS STRICTLY PROHIBITED WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY. ONLY ORIGINAL ADMISSION TICKETS WILL BE ACCEPTED AT THE ANNUAL MEETING.

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Proxy — SCANA CORPORATION

2016 Annual Meeting of Shareholders

Proxy Solicited on behalf of the Board of Directors for Annual Meeting — April 28, 2016

The undersigned hereby appoints K.B. Marsh and J.E. Addison, or either of them, as proxies with full power of substitution, to vote all shares of SCANA Corporation common stock in the undersigned’s name on the shareholder records of SCANA Corporation, at the Annual Meeting of Shareholders on April 28, 2016, and at any adjournment thereof, as instructed on the reverse hereof, and in their discretion upon all other matters that may properly be presented for consideration at the meeting.

Shares will be voted in accordance with your instructions. If no instructions are given, the shares represented by this proxy will be voted “FOR” the election of all nominees as Directors, and “FOR” Proposals 2, 3, 4 and 5.

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March 28, 2016

TO:	All Participants
SCANA Corporation
401(k) Retirement Savings Plan

RE: SCANA Corporation Annual Meeting of Shareholders – April 28, 2016

Enclosed with this letter is your proxy card, which shows the number of shares of SCANA Common Stock in which you have a beneficial interest under the SCANA Corporation 401(k) Retirement Savings Plan (“the Plan”). You have the right to instruct Bank of America, N.A., as Trustee of the Plan, how these shares should be voted at the Annual Meeting of Shareholders. According to the provisions of the Plan, the Trustee is empowered to vote the shares held in the Plan on behalf of participants in accordance with their directions.

In order for your voting instructions to be received by the Trustee in time to be voted at the Annual Meeting of Shareholders on Thursday, April 28, 2016, your proxy must be received by Tuesday, April 26, 2016. We encourage you to vote your proxy electronically by the internet or telephone. Internet and telephone voting permit you to vote at your convenience, 24 hours a day, seven days a week. You may also complete, date, sign and return the enclosed card promptly in the envelope provided. This will enable the Trustee to obtain your instructions for voting the shares of SCANA Common Stock in your Plan account. Detailed voting instructions are included on your proxy card. In the absence of your instructions, these shares will be voted by the Trustee in the same proportion as the directed shares in the Plan are voted.

The matters to be acted upon at the meeting are more fully set forth in the Notice of Annual Meeting and Proxy Statement, which is also enclosed.

If you have any questions, you may call the SCANA Corporation Employee Retirement Plans Department at 803-217-9465.

Jimmy E. Addison, Chairman

401(k) Retirement Savings Plan Committee

MMMMMMMMMMMM

Admission Ticket

MMMMMMMMMMMMMMM C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

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ENDORSEMENT_LINE            SACKPACK            000000000.000000 ext 000000000.000000 ext

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MR A SAMPLE Electronic Voting Instructions

DESIGNATION (IF ANY) You can vote by Internet or telephone

ADD 1 24 hours a day, 7 days a week

ADD 2

ADD 3 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

ADD 4

MMMMMMMMM ADD 5 VALIDATION DETAILS ARE LOCATED IN THE SHADED BAR BELOW.

ADD 6 Proxies submitted via Internet or telephone must be received by

5:00 p.m., Eastern Daylight Time, on April 26, 2016.

Vote by Internet

Go to http://proxy.georgeson.com/

Follow the steps outlined on the secure website.

Vote by telephone

Call toll free 1-877-456-7915 within the USA,

US territories & Canada any time on a touch tone

telephone. There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card 1234 5678 9012 345

q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

A Proposals — The Board of Directors recommends a vote FOR all nominees:

1. Election of Class II Director Nominees – Term Expires 2019: +

01—Gregory E. Aliff 02—Sharon A. Decker 03—Kevin B. Marsh 04—James M. Micali

For All Withhold Authority For All Nominees Except the Following: Write number(s) of nominee(s)

Nominees for All Nominees

To vote for all nominees, mark the “For All Nominees” box. To withhold voting for all nominees, mark the “Withhold Authority for All Nominees” box.

To withhold voting for a particular nominee, mark the “For All Nominees Except the Following” box and enter the number(s) corresponding with the exception(s) in the space provided. Your shares will be voted for the remaining nominees.

The Board of Directors recommends a vote FOR Proposals 2, 3, 4 and 5: For Against Abstain

2. Approval of the appointment of the independent registered public accounting firm.

3. Approval of an amendment to and restatement of the Director Compensation and Deferral Plan to implement annual limits on the total number of shares that may be issued to any individual participant each year.

4. Approval of an amendment to and restatement of the Director Compensation and Deferral Plan to

increase the number of shares that may be reserved for issuance under the Plan.

5. Approval of Board-proposed amendments to our Articles of Incorporation to declassify the Board of

Directors and provide for the annual election of all directors.

B Authorized Signatures — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. DATE AND SIGN BELOW.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney-in-fact, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE

140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

MMMMMMM 1UPX 2643583 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

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2016 ANNUAL MEETING ADMISSION TICKET

This Admission Ticket or proof of share ownership on the record date of March 1, 2016 is required for admittance to the meeting.

SCANA CORPORATION

April 28, 2016

8:00 A.M. REFRESHMENTS 9:00 A.M. MEETING BEGINS

LEASIDE

100 EAST EXCHANGE PLACE COLUMBIA, SC 29209

PLEASE NOTE: AUDIO OR VISUAL RECORDING AND RELATED EQUIPMENT IS STRICTLY PROHIBITED WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY. ONLY ORIGINAL ADMISSION TICKETS WILL BE ACCEPTED AT THE ANNUAL MEETING.

DIRECTIONS TO LEASIDE:

-From I-77 North take Exit 9A onto Garners Ferry Road.

-From I-77 South take Exit 9A and turn right at traffic light onto Garners Ferry Road.

-East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites.

-Follow East Exchange Place to Leaside at the end of the street. The parking lot is located in front of the building.

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

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Proxy — SCANA CORPORATION

2016 Annual Meeting of Shareholders

Proxy Solicited on behalf of the Board of Directors for Annual Meeting — April 28, 2016

The undersigned hereby appoints K.B. Marsh and J.E. Addison, or either of them, as proxies with full power of substitution, to vote all shares of SCANA Corporation common stock in the undersigned’s name on the shareholder records of SCANA Corporation, at the Annual Meeting of Shareholders on April 28, 2016, and at any adjournment thereof, as instructed on the reverse hereof, and in their discretion upon all other matters that may properly be presented for consideration at the meeting.

Shares will be voted in accordance with your instructions. If no instructions are given, the shares represented by this proxy will be voted “FOR” the election of all nominees as Directors, and “FOR” Proposals 2, 3, 4 and 5.

(Items to be voted appear on reverse side.)

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

C Non-Voting Items

Change of Address — Please print new address below. Comments — Please print your comments below.

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